UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SELECT INTERIOR CONCEPTS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Class A Common Stock, par value $0.01 per share
	(2)	Aggregate number of securities to which transaction applies:

As of September 1, 2021, (a) 25,946,144 shares of common stock issued and outstanding (to be canceled in exchange for a cash payment of $14.50 per share upon consummation of the Merger described in this proxy statement), (b) 25,000 shares of common stock underlying outstanding restricted stock (“Restricted Stock”) (to be vested and converted into the right to receive a cash payment of $14.50 per share of restricted stock (the “Cashed-out Restricted Stock”)), (c) 1,170,806 shares of common stock underlying outstanding restricted stock units (to be vested and converted into the right to receive a cash payment of $14.50 per share) (the “Cashed-Out RSUs”), and (d) 1,216,250 shares of common stock underlying outstanding performance stock units (to be cancelled and converted into the right to receive a cash payment of $14.50 per share) (the “Cashed-Out PSUs”).

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the aggregate value of the transaction was calculated based on the sum of (a) 25,946,144 shares of common stock issued and outstanding multiplied by $14.50, (b) 25,000 shares of Cashed-out Restricted Stock multiplied by $14.50, (c) 1,170,806 Cashed-Out RSUs multiplied by $14.50, and (d) 1,216,250 Cashed-Out PSUs multiplied by $14.50. In accordance with Exchange Act Rule 0-11(c), the filing fee was determined by multiplying 0.0001091 by the sum of the preceding sentence.

	(4)	Proposed maximum aggregate value of transaction:
$411,193,900.00
	(5)	Total fee paid:
$44,861.25
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
DATED SEPTEMBER 1, 2021

SELECT INTERIOR CONCEPTS, INC.
400 Galleria Parkway, Suite 1760
Atlanta, Georgia 30339
[   ], 2021
To Our Stockholders:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Select Interior Concepts, Inc. (the “Company” or “SIC”) virtually, to be held at [  ] [a.m./p.m.], Eastern Time, on [  ] 2021, at www.virtualshareholdermeeting.com/SIC2021SM.
On August 8, 2021, SIC entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) with Astro Stone Intermediate Holding, LLC (“Parent”), a Delaware limited liability company and affiliate of Sun Capital Partners, Inc. (“Sun”), and Astro Stone Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”).
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share (each, a “Share”) of Class A Common Stock, par value $0.01 per share (“Common Stock”), of the Company (other than (i) Shares held by the Company as treasury stock or owned by any subsidiary of the Company or Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Shares held by a holder who is entitled to demand and properly demands appraisal of such Shares in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”)) will no longer be outstanding and will automatically be cancelled and retired and shall cease to exist, and shall thereafter represent only the right to receive $14.50 per Share in cash, without interest (the “Merger Consideration”).
At the Special Meeting, you will be asked to consider and vote on:
•	a proposal to adopt and approve the Merger Agreement (the “Merger Proposal”);
•
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to SIC’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The Company’s Board of Directors (the “SIC Board”) carefully reviewed and considered the terms and conditions of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. After due and careful discussion and consideration, the SIC Board unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, (iii) declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, on the terms and subject to the conditions set forth therein and (iv) resolved to recommend that the stockholders of SIC vote to adopt the Merger Agreement and approve the Merger. Accordingly, the SIC Board unanimously recommends that SIC stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Contemporaneously with the execution of the Merger Agreement, the Company and Parent entered into (i) a voting agreement (the “B. Riley Voting Agreement”) (a copy of which is attached as Annex D to this proxy statement) with certain SIC stockholders affiliated with B. Riley Securities, Inc. (collectively the “B. Riley Stockholders”) and (ii) a voting agreement (the “Solace Voting Agreement”) (a copy of which is attached as Annex E to this proxy statement) with certain SIC stockholders affiliated with Solace Capital Partners, L.P. (collectively the “Solace Stockholders”). We refer collectively to the B. Riley Voting Agreement and the Solace Voting Agreement in this proxy statement as the “Voting Agreements”. Pursuant to each of the Voting Agreements, the B. Riley Stockholders and Solace Stockholders agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal (as defined in the Merger Agreement), or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). For more information, please see “The Merger Agreement—Voting Agreements.” For more information regarding the security ownership of the B. Riley Stockholders and Solace Stockholders, please see “Certain Beneficial Owners of Common Stock.”
The accompanying proxy statement provides you with more specific information about the Special Meeting, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. You should carefully read the entire proxy statement, including the annexes and documents referred to or incorporated by reference therein. You may also obtain more information about SIC from the documents SIC files with the Securities and Exchange Commission (the “SEC”), including those incorporated by reference into the accompanying proxy statement.
Your vote is very important. Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The failure of any stockholder to vote will have the same effect as a vote against the Merger Proposal. Approval of the Adjournment Proposal and the Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast with respect to each proposal at the Special Meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Even if you plan to attend the Special Meeting virtually, SIC requests that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the Special Meeting to ensure that your shares will be represented and voted at the Special Meeting if you later decide not to or become unable to attend virtually.
You may also submit a proxy over the Internet using the Internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the Internet or by telephone, you will be asked to provide the control number from the enclosed proxy card. If you are not a stockholder of record, but instead hold your shares in “street name” through a broker, bank, trust or other nominee, you must provide a proxy executed in your favor from your broker, bank, trust or other nominee in order to be able to vote at the Special Meeting.
Please vote as promptly as possible, whether or not you plan to attend the Special Meeting virtually. If your shares are held in “street name” through a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by (i) visiting the Internet site listed on the proxy card, (ii) calling the toll-free number listed on the proxy card or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting virtually, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is virtually present at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Merger or this proxy statement, would like additional copies, or need help voting your shares of Common Stock, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): + 1 (855) 305-0856
Banks and Brokers Call: + 1 (212) 297-0720
Email: info@okapipartners.com
Thank you for your cooperation and continued support.
Very truly yours,

L.W. Varner, Jr.
Chief Executive Officer
The Merger has not been approved or disapproved by the SEC or any state securities commission. Neither the SEC nor any state securities commission has passed upon the merits or fairness of the Merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
THIS PROXY STATEMENT IS DATED [  ], 2021 AND IS FIRST BEING MAILED
TO STOCKHOLDERS OF SIC ON OR ABOUT [  ], 2021.

SELECT INTERIOR CONCEPTS, INC.
400 Galleria Parkway, Suite 1760
Atlanta, Georgia 30339
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [  ], 2021
To Our Stockholders:
A special meeting of stockholders (the “Special Meeting”) of Select Interior Concepts, Inc., a Delaware corporation (the “Company” or “SIC”), will be held virtually at [  ][a.m./p.m.], Eastern Time, on [  ], 2021, at www.virtualshareholdermeeting.com/SIC2021SM for the following purposes:
1.
Adoption and Approval of the Merger Agreement. To vote on a proposal to adopt and approve the Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) by and among SIC, Astro Stone Intermediate Holding, LLC, a Delaware limited liability company (“Parent”), and Astro Stone Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into SIC, with SIC surviving as a wholly-owned subsidiary of Parent (such merger, the “Merger” and such proposal, the “Merger Proposal”);

2.
Advisory Compensation Proposal. To vote on a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SIC’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

3.
Adjournment Proposal. To vote on a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

The SIC board of directors (the “SIC Board”), at a meeting duly called and held, has by unanimous vote (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of SIC and its stockholders, (ii) approved the execution, delivery and performance by SIC of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, (iii) declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, on the terms and subject to the conditions set forth therein and (iv) resolved to recommend that the stockholders of SIC vote to adopt the Merger Agreement and approve the Merger. The SIC Board unanimously recommends that holders of Common Stock vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
SIC will transact no other business at the Special Meeting or any adjournment or postponement thereof, except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof by or at the direction of the SIC Board in accordance with SIC’s Amended and Restated Bylaws (the “Bylaws”) and the Merger Agreement. This proxy statement, of which this notice is a part, describes the proposals listed above in more detail. Please refer to the attached documents, including the Merger Agreement and all other annexes and any documents incorporated by reference, for further information with respect to the business to be transacted at the Special Meeting. You are encouraged to read the entire document carefully before voting. In particular, please see the section entitled “The Merger” beginning on page 31 for a description of the transactions contemplated by the Merger Agreement.
Approval of the Merger Proposal by the affirmative vote of the holders of a majority of the outstanding shares of SIC’s Class A common stock, par value $0.01 per share (“Common Stock”), is required to complete the Merger.

The failure to vote will have the same effect as a vote against the Merger Proposal. Holders of Common Stock (“SIC stockholders”) will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal. Approval of the Adjournment Proposal and the Advisory Compensation Proposal requires the affirmative vote of the votes cast with respect to each proposal at the Special Meeting.
A stockholder who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of its shares if the Merger is completed, but only if such stockholder submits a written demand for appraisal to SIC prior to the time the vote is taken on the Merger Proposal and strictly complies with the procedures set forth in Section 262 of the Delaware General Corporation Law (“DGCL”). A copy of the applicable DGCL statutory provisions is included as Annex F to the accompanying proxy statement, and a summary of these provisions can be found under the section entitled “Appraisal Rights” in the accompanying proxy statement.
The SIC Board has fixed the close of business on [    ], 2021, as the record date (the “Record Date”) for the determination of the SIC stockholders entitled to receive notice of, and to virtually vote at, the Special Meeting or any adjournment or postponement thereof. The SIC stockholders of record as of the close of business on the Record Date are the only SIC stockholders that are entitled to receive notice of, and to virtually vote at, the Special Meeting and any adjournment or postponement thereof unless a new record date is fixed in connection with any adjournment or postponement of the Special Meeting. Regardless of whether there is a quorum, the chairman or any other person presiding over the Special Meeting as provided in the Bylaws or designated by the SIC Board (such person, the “Presiding Stockholder Meeting Chair”) may adjourn the Special Meeting. In addition, the Special Meeting may be postponed by the SIC Board in its discretion. For additional information regarding the Special Meeting, please see the section entitled “The Special Meeting of SIC’s Stockholders” beginning on page [25] of this proxy statement.
To ensure your virtual representation at the Special Meeting, please vote as promptly as possible, whether or not you plan to attend the Special Meeting virtually. If your shares are held in “street name” through a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by (i) visiting the Internet site listed on the proxy card, (ii) calling the toll-free number listed on the proxy card or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting virtually, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is virtually present at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
If you have any questions or need assistance voting your shares, please contact:
Okapi Partners, LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): + 1 (855) 305-0856
Banks and Brokers Call: + 1 (212) 297-0720
Email: info@okapipartners.com
By Order of the Board of Directors,

L.W. Varner, Jr. Chief Executive Officer
Atlanta, Georgia
[ ], 2021

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE; (2) OVER THE INTERNET; OR (3) BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the special meeting.
Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. Even if you plan to attend the Special Meeting, SIC requests that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the Special Meeting to ensure that your shares will be represented and voted at the Special Meeting if you later decide not to or become unable to attend virtually.
You may also submit a proxy over the Internet using the Internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you submit your proxy through the Internet or by telephone, you will be asked to provide the control number from the enclosed proxy card. If you are not a stockholder of record, but instead hold your shares in “street name” through a broker, bank, trust or other nominee, you must provide a proxy executed in your favor from your broker, bank, trust or other nominee in order to be able to vote at the Special Meeting.
Please vote as promptly as possible, whether or not you plan to attend the Special Meeting. If your shares are held in “street name” through a broker, bank, or other nominee, please vote by following the instructions on the voting instruction form furnished by the broker, bank, or other nominee. If you hold your shares in your own name, submit a proxy to vote your shares as promptly as possible by (i) visiting the Internet site listed on the proxy card, (ii) calling the toll-free number listed on the proxy card or (iii) submitting your proxy card by mail by using the self-addressed, stamped envelope provided. Submitting a proxy will not prevent you from voting, but it will help to secure a quorum and avoid added solicitation costs. Any eligible holder of Common Stock entitled to vote and who is present at the Special Meeting may vote, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Special Meeting in the manner described in this proxy statement.
The enclosed proxy statement provides a detailed description of the Merger, the Merger Agreement, and the other matters to be considered at the Special Meeting. We urge you to read carefully the proxy statement—including any documents incorporated by reference—and the annexes in their entirety. If you have any questions concerning the Merger Proposal, the Advisory Compensation Proposal, the Adjournment Proposal, the Merger or this proxy statement, would like additional copies, or need help voting your shares of Common Stock, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): + 1 (855) 305-0856
Banks and Brokers Call: + 1 (212) 297-0720
Email: info@okapipartners.com

ANNEX A—Agreement and Plan of Merger
ANNEX B—Opinion of RBC Capital Markets, LLC
ANNEX C—Opinion of Truist Securities, Inc.
ANNEX D—B. Riley Voting Agreement
ANNEX E—Solace Voting Agreement
ANNEX F—Section 262 of the Delaware General Corporation Law
i

SUMMARY TERM SHEET
For your convenience, provided below is a brief summary of certain information contained in this proxy statement. This summary highlights selected information from this proxy statement and does not contain all of the information that may be important to you as a stockholder of SIC. To understand the Merger fully and for a more complete description of the terms of the Merger, you should read this entire proxy statement carefully, including its annexes and the other documents to which you are referred. Additionally, important information, which you are urged to read, is contained in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 103. Items in this summary include a page reference directing you to a more complete description of those items. In this proxy statement, the terms “SIC,” “the Company,” “we,” “our” and “us” refer to Select Interior Concepts, Inc. and its consolidated subsidiaries taken as a whole, unless the context requires otherwise.
The Parties to the Merger (See page 24)
Select Interior Concepts, Inc.
SIC is an installer and distributor of interior building products. SIC has leading market positions in the selection and importation of natural and engineered stone slabs for kitchen and bathroom countertops and specialty tile through its Architectural Surfaces Group (which we refer to as “ASG”) operating segment. ASG sources natural and engineered stone from a global supply base, and markets these materials through a national network of distribution centers and showrooms in 21 locations. In addition to serving the new residential and commercial construction markets with these materials, SIC also distributes products serving the repair and remodel market. The Class A Common Stock of SIC, par value $0.01 per share (“Common Stock”) is listed and traded on the NASDAQ under the ticker symbol “SIC.” SIC has its executive offices located at 400 Galleria Parkway, Suite 1760, Atlanta, Georgia 30339, and can be reached by phone at (888) 701-4737.
Astro Stone Intermediate Holding, LLC
Astro Stone Intermediate Holding, LLC, a Delaware limited liability company (“Parent”), was formed on August 4, 2021, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and debt financing in connection with the Merger.
Astro Stone Merger Sub, Inc.
Astro Stone Merger Sub, Inc., a Delaware corporation (“Merger Subsidiary”), is a direct, wholly owned subsidiary of Parent.
Parent and Merger Subsidiary are each affiliated with Sun Capital Partners VII, L.P., a Cayman Islands exempted limited partnership (the “Sponsor”), and Parent, Merger Subsidiary and the Sponsor are each affiliated with Sun Capital Partners, Inc. (“Sun”). Sun is a global private equity firm focused on partnering with outstanding management teams to accelerate value creation. Sun focuses on defensible businesses in growing markets with tangible performance improvement opportunities in the Business Services, Consumer, Healthcare, Industrial, and Technology sectors. Immediately following the Effective Time, the Surviving Corporation will be indirectly owned by the Sponsor and certain of its affiliates.
In connection with the transactions contemplated by the Merger Agreement, (1) the Sponsor has provided Parent with an equity commitment and (2) Parent has obtained debt financing commitments from Cerberus Business Finance, LLC, in each case, to fund the payments required to be made at the Closing and to also fund certain other payments (including the Required Amounts (as defined in the section of this proxy statement captioned “—Financing”)), subject to the terms and conditions of the Merger Agreement. In addition, the Sponsor has provided an equity commitment to Parent with respect to the payment of certain liabilities and obligations of Parent or Merger Subsidiary under the Merger Agreement, subject to an aggregate cap equal to $31,847,500, including any reverse termination fee and amounts in respect of certain reimbursement obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by SIC, as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “—Financing.”

The Special Meeting of SIC’s Stockholders (See page 25)
The special meeting of stockholders (the “Special Meeting”) will be held virtually at www.virtualshareholdermeeting.com/SIC2021SM, on [    ], 2021, at [    ] [a.m./p.m.], Eastern Time. The Special Meeting is being held to consider and vote on the following proposals:
•	to vote on a proposal to adopt and approve the Merger Agreement (such proposal, the “Merger Proposal”);
•
to vote on a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to SIC’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and

•
to vote on a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Completion of the Merger is conditioned on, among other things, the approval of the Merger Proposal by the holders of a majority of the Common Stock. Approval of the Adjournment Proposal and the Advisory Compensation Proposal are not conditions to the obligation of SIC to complete the Merger.
Only holders of record of outstanding shares of Common Stock as of the close of business on [    ], 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. SIC stockholders may cast one vote for each share of Common Stock owned as of the Record Date for each proposal.
Assuming holders of a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Special Meeting (for purposes of the Special Meeting, a “quorum”), approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock. Accordingly, an SIC stockholder’s abstention from voting or the failure of an SIC stockholder to vote (including the failure of an SIC stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to that bank, broker, trust or other nominee) will have the same effect as a vote “against” the Merger Proposal.
Under the Amended and Restated Bylaws of SIC (the “Bylaws”), approval of the Adjournment Proposal and the Advisory Compensation Proposal requires the affirmative vote of the votes cast with respect to each proposal at the Special Meeting. Accordingly, if a SIC stockholder abstains from voting, fails to cast its vote either at the meeting or by proxy, or fails to give voting instructions to such stockholder’s bank, broker, trust or other nominee, such abstention or failure to vote will have no effect on the outcome of the vote of the Advisory Compensation Proposal or the Adjournment Proposal.
The Merger Agreement (See page 63)
You are being asked to adopt the Agreement and Plan of Merger, dated August 8, 2021 (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), among SIC, Parent and Merger Subsidiary. On the terms and subject to the conditions set forth in the Merger Agreement, at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware or such other date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”), Merger Subsidiary will be merged (the “Merger”) with and into SIC in accordance with the Delaware General Corporation Law (the “DGCL”), whereupon the separate existence of Merger Subsidiary will cease, and SIC will be the surviving corporation (the “Surviving Corporation”). The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully and in its entirety, as it is the primary legal document that governs the Merger. Prior to the Effective Time, SIC will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the applicable laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Common Stock from NASDAQ and the deregistration of the Common Stock under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.

When the Merger is Expected to be Completed
SIC and Parent are working to be in a position to complete the Merger as quickly as possible after the Special Meeting. SIC currently anticipates that the Merger will be completed in the fourth quarter of 2021. In order to complete the Merger, we must obtain the required stockholder approval in accordance with the DGCL, any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”) relating to the Merger must have expired or been terminated and no timing agreements prohibiting the consummation of the Merger being in effect, and a number of other closing conditions under the Merger Agreement must be satisfied or waived (where permissible pursuant to applicable law). See “The Merger Agreement—Conditions to the Completion of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the fourth quarter of 2021.
Merger Consideration (See page 64)
The Merger will become effective at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware or such other date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”). At the Effective Time, each share of the Common Stock (each a “Share”), issued and outstanding immediately prior to the Effective Time (other than (i) Shares held by SIC as treasury stock or owned by any subsidiary of SIC or Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Shares held by a holder who is entitled to demand and properly demands appraisal of such Shares in accordance with Section 262 of the DGCL) will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and will thereafter represent only the right to receive $14.50 per Share in cash, without interest (the “Merger Consideration”). Any Shares held by SIC as treasury stock or held by any of SIC’s subsidiaries, or that is held by Parent or any of its subsidiaries immediately prior to the Effective Time will automatically be cancelled and retired and shall not be entitled to receive the Merger Consideration.
Voting Agreements (See page 90)
Immediately following and in connection with the execution of the Merger Agreement, the Company and Parent entered into (i) a voting agreement (the “B. Riley Voting Agreement”) (a copy of which is attached as Annex D to this proxy statement) with certain SIC stockholders affiliated with B. Riley Securities, Inc. (collectively the “B. Riley Stockholders”) and (ii) a voting agreement (the “Solace Voting Agreement”) (a copy of which is attached as Annex E to this proxy statement) with certain SIC stockholders affiliated with Solace Capital Partners, L.P. (collectively the “Solace Stockholders”). We refer collectively to the B. Riley Voting Agreement and the Solace Voting Agreement in this proxy statement as the “Voting Agreements”. Pursuant to their respective Voting Agreements, the B. Riley Stockholders and Solace Stockholders agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). For more information, please see “The Merger Agreement—Voting Agreements.” For more information regarding the security ownership of the B. Riley Stockholders and Solace Stockholders, please see “Certain Beneficial Owners of Common Stock.”
Recommendation of the SIC Board and its Reasons for the Merger (See page 38)
The Board of Directors of SIC (the “SIC Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair to and in the best interests of SIC and its stockholders, (ii) declared advisable and approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, (iii) directed that the approval of the Merger Agreement be submitted to a vote at a special meeting of the stockholders of SIC, and (iv) resolved to recommend that the SIC stockholders adopt the Merger Agreement and approve the Merger (the “Company Board Recommendation”). The SIC Board unanimously recommends that SIC stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal, and “FOR” the Adjournment Proposal, if

necessary or appropriate to reach a quorum or solicit additional proxies. For additional information on the factors considered by the SIC Board in reaching this decision and the recommendation of the SIC Board, please see “The Merger—Recommendation of the SIC Board and its Reasons for the Merger.”
Opinions of SIC’s Financial Advisors (See pages 42 and 49)
Opinion of RBC Capital Markets, LLC
The Company engaged RBC Capital Markets, LLC (“RBC Capital Markets”) as a financial advisor to the Company in connection with the Merger. As part of this engagement, RBC Capital Markets delivered an opinion, dated August 8, 2021, to the SIC Board as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates).
The full text of RBC Capital Markets’ written opinion, dated August 8, 2021, is attached as Annex B to this Proxy Statement and sets forth, among other things, the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken by RBC Capital Markets in connection with its opinion. RBC Capital Markets delivered its opinion to the SIC Board for the benefit, information and assistance of the SIC Board (in its capacity as such) in connection with its evaluation of the Merger. RBC Capital Markets’ opinion addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration (to the extent expressly specified in such opinion) and did not address any other aspect of the Merger. RBC Capital Markets’ opinion also did not address the underlying business decision of the Company to engage in the Merger or the relative merits of the Merger compared to any alternative business strategy or transaction that may be available to the Company or which the Company might engage in or consider. RBC Capital Markets did not express any opinion and does not make any recommendation to any securityholder as to how such securityholder should vote or act with respect to the Merger or any proposal to be voted upon in connection with the Merger or otherwise.
Opinion of Truist Securities, Inc.
The Company also engaged Truist Securities, Inc. (“Truist Securities”), as a financial advisor to the Company in connection with the Merger. As part of this engagement, Truist Securities delivered an opinion, dated August 8, 2021, to the SIC Board as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates).
The full text of Truist Securities’ written opinion, dated August 8, 2021, is attached as Annex C to this Proxy Statement and sets forth, among other things, the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Truist Securities in connection with its opinion. Truist Securities’ opinion was directed to the SIC Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other terms, conditions, aspects or implications of the Merger. However, neither Truist Securities’ written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement is intended to be, and they do not constitute, advice or a recommendation as to, or otherwise address, how the SIC Board or any securityholder of the Company should act or vote with respect to any matter relating to the Merger or otherwise. The summary of Truist Securities’ opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion.

Interests of SIC’s Directors and Executive Officers in the Merger (See page 57)
In considering the recommendation of the SIC Board, you should be aware that some of SIC’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. These interests include, among others:
•
each outstanding Company RSU (as defined below) and share of Restricted Stock (as defined below), whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled and the Company will pay each such holder at or promptly after the Effective Time an amount in cash equal to the Merger Consideration per share of Common Stock;

•
each outstanding Company PSU (as defined below), whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled and the Company will pay each such holder at or promptly after the Effective Time an amount in cash equal to the Merger Consideration per share of Common Stock;

•
SIC’s executive officers have arrangements with SIC that provide for certain severance payments or benefits, accelerated vesting of certain equity-based awards and other rights and other payments or benefits in the event of a qualifying termination of employment following the completion of the Merger; and

•
SIC’s executive officers and directors have rights to indemnification, advancement of expenses and directors’ and officers’ liability insurance that will survive the completion of the Merger for a period of at least six (6) years.

The SIC Board was aware of these interests and considered them, among other matters, prior to making its determination to recommend the adoption and approval of the Merger Agreement to SIC’s stockholders. For more information, see the section entitled “The Merger—Interests of SIC’s Directors and Executive Officers in the Merger.”
Treatment of Company RSUs, Company PSUs and Company Restricted Stock (See page 64)
Treatment of Company RSUs
At or immediately prior to the Effective Time, each outstanding service-based restricted stock unit of SIC (each, a “Company RSU”) under any Employee Plan (as defined in the Merger Agreement), whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and the Company will pay each such holder at or promptly after the Effective Time for each such Company RSU an amount in cash equal to the Merger Consideration per share of Common Stock (the “Company RSU Consideration”). For more information, see “The Merger Agreement—Treatment of Company RSUs.”
Treatment of Company PSUs
At or immediately prior to the Effective Time, each outstanding performance-based restricted stock unit of the Company (each, a “Company PSU”) under any Employee Plans, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and the Company will pay each such holder at or promptly after the Effective Time for each such Company PSU an amount in cash equal to the Merger Consideration per share of Common Stock (the “Company PSU Consideration”). For more information, see “The Merger Agreement—Treatment of Company PSUs.”
Treatment of Company Restricted Stock
At or immediately prior to the Effective Time, each outstanding restricted share of Common Stock under any Employee Plan (collectively, “Company Restricted Stock”, and together with Company PSUs and Company RSUs, the “Company Equity Awards”), whether or not vested, will be cancelled, and SIC will pay each such holder at or promptly after the Effective Time for each such restricted share an amount in cash equal to the Merger Consideration per share of Company Restricted Stock (the “Company Restricted Stock Consideration”). For more information, see “The Merger Agreement—Treatment of Company Restricted Stock.”
Actions Necessary
The SIC Board (or, if appropriate, any committee thereof administering (i) the Company Equity Agreements (as defined in the Merger Agreement), (ii) SIC’s 2017 Incentive Compensation Plan and (iii) SIC’s 2019

Long-Term Incentive Plan (collectively, the “Company Equity Plans”)) will take such actions as are necessary or appropriate to approve and effectuate the treatment of Company Equity Awards set forth in the Merger Agreement, including making any determinations and/or resolutions of the SIC Board or a committee thereof or any administrator of any of the Company’s incentive plans as may be necessary.
Financing of the Merger (See page 54)
SIC and Parent estimate that the total amount of funds required to complete the Merger and related transactions and pay related fees and expenses will be approximately $450 million.
The Merger Agreement does not contain any financing-related closing condition.
Conditions to the Completion of the Merger (See page 83)
Each party’s obligation to effect the Merger is subject to the satisfaction at Closing, or waiver at or prior to Closing, of each of the following conditions:
•	the SIC stockholders must have approved the Merger Proposal in accordance with the DGCL;
•	any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and no timing agreements prohibiting the consummation of the Merger being in effect; and
•
no governmental authority has enacted, issued, promulgated, enforced or entered any injunction, judgment, action or order (whether temporary, preliminary or permanent), or any applicable law that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Merger or the other transactions contemplated by the Merger Agreement (such other transactions, together with the Merger, collectively, the “Transactions”) that will still be in effect.

In addition, Parent’s and Merger Subsidiary’s obligation to effect the Merger is subject to the satisfaction, or waiver (where permissible pursuant to applicable law), of each of the following conditions:
•	The accuracy of the representations and warranties of SIC:
•
regarding capitalization of SIC (as set forth in specified sections of the Merger Agreement) must be true and correct in all respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which must be so true only as of such time), except where the failure to be so true and correct in all respects would not reasonably be expected to result in any cost, expense, liability or other loss to SIC (or the Surviving Corporation) or Parent, individually or in the aggregate, in excess of $1,000,000;

•
regarding certain aspects of corporate existence and power, corporate authorization, certain aspects of capitalization, brokers and opinions of financial advisors must be true and correct in all material respects (disregarding, and without giving effect to all materiality or “Material Adverse Effect” or similar qualifications therein) at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which will be true only as of such time); and

•
each of the other representations and warranties of SIC set forth in the Merger Agreement (disregarding, and without giving effect to all materiality or “Material Adverse Effect” or similar qualifications therein) must be true at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which will be true only as of such time), with only such exceptions to such other representations and warranties as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on SIC;

•
SIC must have performed and complied with, in all material respects all of its covenants and obligations under the Merger Agreement required to be performed and complied with by it at or prior to the Effective Time;

•
since the date of the Merger Agreement, there must have been no fact, change, event, circumstance, occurrence or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect on SIC; and

•	Parent must have received a certificate signed by a duly authorized executive officer of SIC certifying to the matters contemplated by immediately preceding bullets.
SIC’s obligation to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable law), of each of the following conditions:
•
each of Parent and Merger Subsidiary must have performed and complied with, in all material respects all of its covenants and obligations under the Merger Agreement required to be performed and complied with by it at or prior to the Effective Time;

•
the representations and warranties of Parent relating to corporate existence and power, corporate authorization and brokers set forth in the Merger Agreement must be true and correct in all material respects at and as of the Closing as if made at and as of such time, as of the date of the Closing (except to the extent such representations and warranties are expressly made as of a specific time, in which case such representations and warranties must be so true and correct only as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding, and without giving effect to, all materiality and Parent Material Adverse Effect or similar qualifications therein) was true and correct as of the date of the Closing as if made at and as of such time (except to the extent such representations and warranties are expressly made as of a specific time, in which case such representations and warranties must so true and correct as of such specific time), with only such exceptions to such other representations and warranties as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•	SIC must have received a certificate signed by a duly authorized executive officer of Parent certifying to the matters contemplated by the immediately preceding bullets.
No Solicitation of Acquisition Proposals by SIC (See page 71)
Subject to certain terms of the Merger Agreement, on the date of the Merger Agreement, SIC:
•
was required to, and to cause its subsidiaries and its and their respective directors, officers, employees and their other Representatives to, cease immediately and cause to be terminated any and all existing activities, communications, discussions or negotiations, if any, with any third party and its representatives conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal (as defined in the Merger Agreement), and to cease providing any further information with respect to SIC or any such Acquisition Proposal to any such third party;

•
was required to promptly request that all copies of all confidential information that SIC, any of its subsidiaries or any of its or their Representatives have distributed or made available to any such third party in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contains, reflects or analyzes that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such third party; and

•	was required to cause any physical or virtual data room to no longer be accessible to or by any such third party.
From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement in accordance with its terms and the Effective Time:
•
SIC will not, and will cause its subsidiaries and its and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) not to:

•	solicit, initiate or knowingly take any action to facilitate or encourage, directly or indirectly, the submission of any Acquisition Proposal;
•
enter into or participate in any discussions or negotiations with, furnish any non-public information relating to SIC or any of its subsidiaries or afford access to the business, properties, assets, books or records of SIC or any of its subsidiaries to any third party in furtherance of any expression of interest, proposal or offer that constitutes or could reasonably be expected to result in an Acquisition Proposal;

•
fail to make, or withdraw or modify in a manner adverse to Parent, the Company Board Recommendation (or approve, endorse or recommend an Acquisition Proposal, or any proposal that would reasonably be expected to lead to an Acquisition Proposal, or make any public statement inconsistent with the Company Board Recommendation) (any of the foregoing described in this bullet, an “Adverse Recommendation Change”);

•	amend, modify or grant any waiver or release under, or fail to enforce, any standstill or similar agreement of SIC or any of its subsidiaries; or
•
enter into any agreement in principle, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement (as defined in the Merger Agreement) permitted by the Merger Agreement) (any such agreement, an “Alternative Acquisition Agreement”).

Notwithstanding the foregoing, if after the date of the Merger Agreement and prior to the SIC stockholders’ approval of the Merger Proposal, SIC or any of its Representatives receives an Acquisition Proposal that is not a result of a breach of the Merger Agreement, then SIC and its Representatives may:
•	make inquiries solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal; and
•
if the SIC Board determines in good faith, after consultation with SIC’s outside legal counsel and financial advisor, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and the failure to take the actions described in this bullet could be inconsistent with its fiduciary duties pursuant to applicable law, then SIC and its Representatives, may (A) engage in negotiations or discussions with the third party and its Representatives making such Acquisition Proposal; and (B) furnish to such third party or its Representatives non-public information relating to SIC or any of its subsidiaries or afford access to the business, properties, assets, books or records of SIC or any of its subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such third party.

Furthermore and notwithstanding any other provision of the Merger Agreement, SIC may (but only upon the express written request of the counterparty) grant a waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the purchase of shares of Common Stock or the making or soliciting of any offer or proposal) of any contract or agreement, but only to the extent necessary to allow a confidential Acquisition Proposal to be made to SIC or the SIC Board.
At any time until the Effective Time, SIC will notify Parent in writing promptly (and in any case later than twenty-four (24) hours) after receipt by SIC or any of its Representatives of:
•	any Acquisition Proposal;
•
any requests for non-public information relating to the Company or any of its subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its subsidiaries by any third party that could reasonably be expected to make, or has made an Acquisition Proposal; or

•
any discussions or negotiations that are sought to be initiated or continued with the Company or any of its Subsidiaries or any of its or their respective Representatives from any person (other than Parent) with respect to any Acquisition Proposal or proposal that could reasonably be expected to result in an Acquisition Proposal, including in such notification a copy (if in writing) of documents or written summary of material terms (if oral) relating to such expression of interest, proposal, offer or request for information, and the identity of the Person from which such expression of interest, proposal, offer or request for information was received.

Thereafter, SIC will keep Parent reasonably informed on a prompt basis (and, in any event, within twenty-four (24) hours of any significant development) of:
•
the status and material developments relating to any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal including any copies (if in writing) of documents or written summaries of material terms (if oral) of any proposed agreements and amendments or modifications thereto, and a copy of any other documents provided by the relevant counterparty relating thereto, of any such Acquisition Proposal or any proposal that could reasonably be expected to result in an Acquisition Proposal; and

•
the status of any discussions or negotiations regarding any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal, and in the case of any material modification to the terms of any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal, SIC will notify Parent of such material modification within twenty-four (24) hours of SIC’s or any of its Subsidiaries’ or any of its or their respective Representatives’ knowledge of any such material modification.

No Change of Recommendation (See page 73)
Except as permitted by the Merger Agreement, the SIC Board will not make an Adverse Recommendation Change.
Permitted Change of Recommendation—Superior Proposal
If at any time prior to obtaining the SIC stockholders’ approval of the Merger Proposal, SIC has received a Superior Proposal that is not a result of a breach of the Merger Agreement, then the SIC Board may make an Adverse Recommendation Change and/or cause SIC to terminate the Merger Agreement and pay the Termination Fee (as hereinafter defined) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal concurrently with the termination of the Merger Agreement, provided that:
•
SIC notifies Parent in writing of its intent to take such action, which notice shall specify the identity of the person making any Superior Proposal and the material terms and conditions thereof (including any proposed draft Alternative Acquisition Agreement and any other material documents relating to such Superior Proposal); and

•
if requested by Parent, SIC will, and will cause its Representatives to, negotiate with Parent and its Representatives in good faith for a period ending at 11:59 p.m. (New York City time) on the fourth (4th) business day after the date of such notice (the “Notice Period”) to amend the terms and conditions of the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal.

If the terms of the relevant Acquisition Proposal are materially amended or modified (it being understood that any change to the financial terms of such Acquisition Proposal will be deemed a material amendment or modification), then SIC will deliver to Parent a new notice, except that the Notice Period will instead end at 11:59 p.m. (New York City time), on the second (2nd) business day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Notice Period).
Permitted Change of Recommendation—Intervening Event
If at any time prior to obtaining the SIC stockholders’ approval of the Merger Proposal, the SIC Board determines in good faith, after consultation with SIC’s outside legal counsel and financial advisor, that the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable law, the SIC Board may, in response to an Intervening Event (as defined in the Merger Agreement), make an Adverse Recommendation Change; provided that:
•	SIC notifies Parent in writing of its intent to take such action, which notice will specify the fact, event change or development in circumstances giving rise to an Intervening Event; and
•
if requested by Parent, SIC will, and will cause its Representatives to, negotiate with Parent and its Representatives in good faith for the Notice Period to amend the terms and conditions of the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change.

Nothing contained in the Merger Agreement will prevent the SIC Board from (i) complying with Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is taken or made in compliance with the Merger Agreement; provided that any such action taken or statement made that relates to an Acquisition Proposal will be deemed to be an Adverse Recommendation Change unless the SIC Board reaffirms the Company Board Recommendation in such statement or in connection with such action or (ii) issuing a “stop, look and listen” disclosure or substantially similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act.
Termination of the Merger Agreement (See page 85)
Termination by Mutual Consent
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by mutual written agreement of Parent and SIC.
Termination by Either Parent or SIC
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by either Parent or SIC, if:
•
the Merger has not been consummated on or before December 31, 2021 (the “End Date”); provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party to the Merger Agreement if the failure of the Merger to be consummated by such time was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement;

•
(i) any injunction, judgement, action or order by a court of competent jurisdiction is permanently in effect that restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger and has become final and non-appealable, or (ii) any other applicable law has been enacted, entered, enforced or deemed applicable to the Merger that restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Merger; provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party to the Merger Agreement if the enactment, issuance, promulgation, enforcement or entry of any such injunction, judgement, action or order, or such injunction, judgement, action or order becoming final and non-appealable, was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement; or

•
at the Special Meeting (including any adjournment or postponement thereof), the approval of the Merger Proposal will not have been obtained; provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party thereto if the failure to obtain approval of the Merger Proposal at the Special Meeting (or any adjournment or postponement thereof) was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement.

Termination by Parent
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by Parent, if:
•	an Adverse Recommendation Change has occurred; or
•
(i) there has been a breach of or failure to perform any covenant or agreement on the part of SIC set forth in the Merger Agreement or (ii) any representation or warranty of SIC set forth in the Merger Agreement has become inaccurate or been breached, and such breach, failure or inaccuracy would (A) preclude certain closing conditions contained in the Merger Agreement from being satisfied, and (B) such breach, failure to perform or inaccuracy is not curable within thirty (30) days or, if curable, is not cured by the End Date; provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if Parent is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement which breach would result in a failure of a condition precedent to SIC’s obligation to consummate the Transactions.

Termination by SIC
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by SIC, if:
•
prior to the SIC stockholder’s approval of the Merger Proposal, SIC enters into a definitive Alternative Acquisition Agreement concerning a Superior Proposal, and, concurrently with and as a condition to such termination, SIC pays the Termination Fee;

•
(i) there has been a breach of or failure to perform any covenant or agreement on the part of Merger Subsidiary or Parent set forth in the Merger Agreement or (ii) any representation or warranty of Merger Subsidiary and Parent set forth in the Merger Agreement becomes inaccurate or been breached, and such breach, failure or inaccuracy would (A) preclude certain closing conditions contained in the Merger Agreement from being satisfied and (B) such breach, failure to perform or inaccuracy is not curable within thirty (30) days or, if curable, is not cured by the End Date; provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to SIC if SIC is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement which breach would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligation to consummate the Transactions; or

•
(i) all of Parent’s and Merger Subsidiary’s conditions to the Closing were satisfied or waived as of the date that the Closing should otherwise have been consummated pursuant to the terms of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, each of which would have been satisfied if the Closing had occurred at such time), (ii) SIC has irrevocably confirmed to Parent in writing that (A) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (B) SIC is ready and able to, and will, consummate the Closing on any date within three (3) business days after delivery of such confirmation, and (iii) Parent fails to complete the Closing within such three (3) business day period, provided, that such conditions precedent to the obligation of Parent and Merger Subsidiary to close the Transactions remain satisfied and such confirmation remains in full force and effect at the close of business on such third business day.

SIC’s Obligation to Pay Parent Expenses (See page 86)
In the event the Merger Agreement is terminated by either Parent or SIC because SIC did not obtain an affirmative vote in favor of the Merger Proposal from the SIC stockholders holding a majority of the outstanding Shares of Common Stock at the Special Meeting, SIC will pay Parent the documented out-of-pocket costs and expenses, including all fees and expenses incurred in connection with the Debt Financing (as defined in the Merger Agreement) and the fees and expenses of counsel, accountants, investment bankers, experts and consultants, incurred by Parent and Merger Subsidiary in connection with the Merger Agreement and the Transactions in an amount not to exceed $2,056,500 (the “Parent Expenses”); provided that any payment of the Parent Expenses will not affect Parent’s right to receive any Termination Fee (as defined below) otherwise due under the Merger Agreement, but shall reduce, on a dollar for dollar basis, any Termination Fee that becomes due and payable under the Merger Agreement. Any Parent Expenses required to be paid by SIC under the Merger Agreement will be made by wire transfer of immediately available funds promptly, but in no event later than two (2) business days after SIC’s receipt of documentation supporting such Parent Expenses.
Termination Fee (See page 86)
SIC will be required to pay to Parent $15,423,750 (the “Termination Fee”) if:
•	Parent terminates the Merger Agreement as a result of the SIC Board making an Adverse Recommendation Change; or
•	SIC terminates the Merger Agreement as a result of SIC entering into a definitive Alternative Acquisition Agreement concerning a Superior Proposal.
In addition, SIC will be required to pay the Termination Fee to Parent if:
•	the Merger Agreement is terminated:
•	by Parent because the Merger is not consummated before the End Date;

•
by SIC because the Merger is not consummated before the End Date and the failure of the Merger to be consummated before the End Date did not result from a breach of the Merger Agreement by Parent that would give SIC the right to validly terminate the Merger Agreement;

•
by Parent because SIC breached or failed to perform any covenant or agreement contained in the Merger Agreement and such breach or failure to perform (A) would preclude certain closing conditions contained in the Merger Agreement from being satisfied, and (B) is not curable within thirty (30) days or, if curable, is not cured by the End Date; and

•	each of the following conditions are satisfied:
•
after the date of the Merger Agreement and prior to such termination, an Acquisition Proposal is publicly announced or otherwise communicated to the SIC Board or the SIC stockholders and, in either case, is not withdrawn; and

•
within twelve (12) months following such termination, SIC or any of its subsidiaries enters into a definitive agreement providing for, or consummates an Acquisition Proposal (provided that for purposes of this bullet, each reference to “20%” contained in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”) then immediately prior to or currently with the entry into such definitive agreement, SIC will pay to Parent by wire transfer of immediately available funds to an account designated in writing by Parent, the Termination Fee.

Lastly, SIC will be required to pay the Termination Fee to Parent if:
•	the Merger Agreement is terminated by SIC or Parent because the Company Stockholder Approval is not obtained at the Special Meeting; and
•	each of the following conditions are satisfied:
•
after the date of the Merger Agreement and prior to the Special Meeting, an Acquisition Proposal is publicly announced or otherwise communicated to the SIC Board or the SIC stockholders and, in either case, is not withdrawn; and

•
within twelve (12) months following the date of the Merger Agreement’s termination, SIC enters into a definitive agreement providing for, or consummates an Acquisition Proposal (provided, however, that for purposes of this bullet and the immediately preceding bullet, each reference to “20%” contained in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”) (in which case the Termination Fee is payable immediately prior to or currently with the entry by SIC or a subsidiary thereof into such definitive agreement).

Reverse Termination Fee (See page 87)
Parent will be required to pay to SIC $30,847,500 (the “Reverse Termination Fee”), if the Merger Agreement is terminated by SIC because:
•
all of Parent’s and Merger Subsidiary’s conditions to the Closing were satisfied or waived as of the date that the Closing should otherwise have been consummated pursuant to the terms of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, each of which would have been satisfied if the Closing had occurred at such time);

•
SIC has irrevocably confirmed to Parent in writing that (A) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (B) SIC is ready and able to, and will, consummate the Closing on any date within three (3) business days after delivery of such confirmation; and

•
Parent fails to complete the Closing within such three (3) business day period, provided, that such conditions to the obligation of Parent and Merger Subsidiary to close the Transactions remain satisfied and such confirmation remains in full force and effect at the close of business on such third business day.

Material U.S. Federal Income Tax Consequences of the Merger (See page 60)
The receipt of cash by SIC stockholders in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder (as defined in “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger”) who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the Merger and (ii) the U.S. holder’s adjusted tax basis in its Common Stock exchanged therefor. Payments made to a non-U.S. holder in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless you have certain connection with the United States. Backup withholding may apply to the cash payment made pursuant to the Merger unless the stockholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed U.S. Internal Revenue Service (“IRS”) Form W-9 or IRS Form W-8 or applicable successor form).
This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. No information is provided with respect to the tax consequences of the Merger under any U.S. federal law other than income tax laws (including, for example the U.S. federal estate, gift, Medicare, and alternative minimum tax laws), or any applicable state, local, or foreign tax laws. Consequently, holders should consult their tax advisor as to the tax consequences of the Merger relevant to their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.
Regulatory Approvals (See page 62)
In addition to obtaining the SIC stockholders’ approval of the Merger Proposal in accordance with the DGCL, each party’s obligation to effect the Merger is subject to the satisfaction at Closing, or waiver at or prior to Closing, of each of the following conditions:
•	any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and no timing agreements prohibiting the consummation of the Merger being in effect; and
•
no governmental authority has enacted, issued, promulgated, enforced or entered any injunction, judgment, action or order (whether temporary, preliminary or permanent), or any applicable law that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Transactions that will still be in effect.

Beneficial Ownership (See page 92)
At the close of business on [•], 2021, the last practicable trading date prior to the date of this proxy statement, SIC’s directors and executive officers and their affiliates, as a group, beneficially owned and were entitled to vote approximately 392,768 shares of Common Stock, collectively representing 1.5% of the shares of Common Stock outstanding on that date. SIC currently expects that all of its directors and executive officers will vote their shares “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal (if necessary). For more information regarding the security ownership of SIC directors and executive officers, please see “Certain Beneficial Owners of Common Stock.”
In addition, pursuant to the Voting Agreements, each of the B. Riley and Solace Stockholders (which beneficially and collectively owned approximately 28.3% of the outstanding shares of Common Stock as of [   ], 2021) have agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). For a more complete discussion of the Voting Agreements, please see “The Merger—Voting Agreements.”
Stock Exchange Delisting; Deregistration (See page 83)
Prior to the Effective Time, SIC will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the applicable laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Common Stock from NASDAQ and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Litigation Related to the Merger (See page 62)
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against SIC or any members of the SIC Board.
Appraisal Rights (See page 97)
Under the DGCL, a holder of Common Stock who does not vote in favor of the Merger Proposal will have the right to seek appraisal of the fair value of its shares of Common Stock as determined by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) if the Merger is completed, but only if such stockholder strictly complies with the procedures set forth in Section 262 of the DGCL (“Section 262”). This appraisal amount could be more than, the same as or less than the Merger Consideration. Any holder of the Common Stock intending to exercise appraisal rights must, among other things, submit a written demand for an appraisal to SIC prior to the vote on the Merger Proposal at the Special Meeting and must not vote or otherwise submit a proxy in favor of the Merger Proposal. Your failure to follow exactly the procedures specified under the DGCL will result in the loss of your appraisal rights. The requirements of the DGCL for exercising appraisal rights are summarized in this proxy statement, including Section 262, the text of which can be found in Annex F to this proxy statement.
Market Price of the Common Stock
The closing trading price of a share of Common Stock on NASDAQ on August 6, 2021, the last trading day before the Merger Agreement was approved by the SIC Board, was $11.01 per share. On [  ], 2021, which is the last practicable trading day before this proxy statement was printed, the closing price of a share of Common Stock on NASDAQ was $[   ]. You are encouraged to obtain current market quotations for the Common Stock in connection with voting your shares of Common Stock.
Additional Information (See page 103)
You can find more information about SIC in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND MERGER
The following questions and answers briefly address some commonly asked questions about the Special Meeting and the Merger. They may not include all the information that is important to SIC stockholders. SIC stockholders should carefully read this entire proxy statement, including the annexes and the other documents referred to herein incorporated by reference.
Q:	Why am I receiving this proxy statement?
A:
You are receiving this proxy statement because SIC has agreed to an all cash merger transaction. Pursuant to the Merger Agreement, at the Effective Time of the Merger, Merger Subsidiary will merge with and into SIC, the separate corporate existence of Merger Subsidiary will cease and SIC will continue as the surviving corporation in the Merger (the “Surviving Corporation”) as an indirect wholly owned subsidiary of Parent. The Merger Agreement governs the terms of the Merger of Merger Subsidiary and SIC and is attached to this proxy statement as Annex A.

In order to complete the Merger, among other things, SIC stockholders must adopt the Merger Agreement in accordance with the DGCL. This proxy statement, which you should carefully read in its entirety, contains important information about the Special Meeting, the Merger and other matters.
Q: What will happen in the Merger?
A:
The Merger Agreement sets forth the terms and conditions of the proposed Merger. Under the Merger Agreement, Merger Subsidiary will merge with and into SIC, the separate corporate existence of Merger Subsidiary will cease and SIC will continue as an indirect wholly owned subsidiary of Parent. The Merger Agreement is attached to this proxy statement as Annex A. For a more complete discussion of the proposed Merger, its effects and the other transactions contemplated by the Merger Agreement, please see “The Merger” elsewhere in this proxy statement.

Q:	What are SIC stockholders being asked to vote on?
A:
SIC is holding the Special Meeting to vote on the Merger Proposal, pursuant to which each outstanding share of Common Stock will be cancelled and converted into the right to receive the Merger Consideration. SIC stockholders will also be asked to approve the Advisory Compensation Proposal and the Adjournment Proposal.

Your vote is very important, regardless of the number of shares of Common Stock that you own. The approval of the Merger Proposal is a condition to the obligations of Parent and SIC to complete the Merger.
Q:	How important is my vote as a SIC stockholder?
A:
Your vote “FOR” each proposal presented at the Special Meeting is very important, and you are encouraged to submit a proxy as soon as possible. The Merger cannot be completed without the approval of the Merger Proposal by the SIC stockholders.

Q:	What constitutes a quorum, and what vote is required to approve each proposal at the Special Meeting?
A:
The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be represented at the Special Meeting in person or by proxy in order to constitute a quorum. Virtual attendance by stockholders of record at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Shares of beneficial owners who hold such shares in “street name” through a bank, broker, trust or other nominee and who fail to give voting instructions to their bank, broker, trust or other nominee will not be counted towards a quorum. Beneficial owners who virtually attend the Special Meeting will not count towards a quorum unless they instruct their shares or hold a legal proxy executed by their bank, broker, trust or other nominee.

Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock as of the Record Date. Accordingly, a SIC stockholder’s abstention from voting or the failure of a SIC stockholder to vote (including the failure of a SIC stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to that bank, broker, trust or other nominee) will have the same effect as a vote “against” the Merger Proposal.
Approval of each of the Adjournment Proposal and the Advisory Compensation Proposal require the affirmative vote of a majority of the votes cast with respect to each proposal at the Special Meeting. Accordingly, with respect to an SIC stockholder who is present in person or represented by proxy at the Special Meeting, such stockholder’s abstention from voting will have no effect on either the Advisory Compensation Proposal or the Adjournment Proposal. Similarly, the failure of an SIC stockholder of record who is not present in person or represented by proxy at the Special Meeting to vote on either proposal, as well as the failure of an SIC stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give any voting instructions to the bank, broker, trust or other nominee, will have no effect on either of the Advisory Compensation Proposal or the Adjournment Proposal. Regardless of whether there is a quorum, the person presiding over the Special Meeting as provided in the Bylaws (such person, the “Presiding Stockholder Meeting Chair”) may also adjourn the Special Meeting. In addition, the Special Meeting may be postponed by the SIC Board in its discretion.
Q:	How can I attend the Special Meeting?
A:
SIC stockholders as of the Record Date may attend, vote and submit questions virtually at the Special Meeting by logging in at www.virtualshareholdermeeting.com/SIC2021SM. To log in, SIC stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or notice. If you are not a SIC stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

Q:	Are there any stockholders who have already committed to voting in favor of any of the proposals at the Special Meeting?
A:
Yes. Immediately following the execution of the Merger Agreement, Parent and the Company entered into the Voting Agreements (copies of which are attached as Annexes D and E, respectively, to this proxy statement) with the B. Riley Stockholders and the Solace Stockholders, pursuant to which the B. Riley Stockholders and the Solace Stockholders agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). The B. Riley Stockholders and the Solace Stockholders beneficially and collectively owned approximately 28.3% of the outstanding shares of Common Stock as of [   ], 2021. For more information, please see “The Merger Agreement—Voting Agreements.”

Q:	What will SIC stockholders receive if the Merger is completed?
A:
If the Merger is completed, shares of Common Stock outstanding at the Effective Time will automatically be converted into right to receive the Merger Consideration of $14.50 per share in cash, unless the holder of such shares exercises and perfects its appraisal rights under the DGCL. Any Shares held by SIC as treasury stock or held by any of SIC’s subsidiaries, or that is held by Parent or any of its subsidiaries immediately prior to the Effective Time will automatically be cancelled and retired and will not be entitled to receive the Merger Consideration.

For more information regarding the Merger Consideration to be received by SIC stockholders if the Merger is completed, please see “The Merger Agreement—Merger Consideration.”

Q:	How does the SIC Board recommend that I vote at the Special Meeting?
A:
The SIC Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. For additional information regarding the recommendation of the SIC Board, please see “The Merger—Recommendation of the SIC Board and its Reasons for the Merger.”

Q:	Who is entitled to vote at the Special Meeting?
A:
All holders of shares of Common Stock who held shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each such holder of Common Stock is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Common Stock that such holder owned of record as of the Record Date. Please see “Special Meeting of SIC’s Stockholders—Voting at the Special Meeting” for instructions on how to vote your shares without attending the Special Meeting.

Q:	What is a proxy?
A:
A stockholder’s legal designation of another person to vote shares of such stockholder’s common stock at a special or annual meeting is referred to as a proxy. The document used to designate a proxy to vote your shares of common stock is called a proxy card.

Q:	How many votes do I have for the Special Meeting?
A:
Each SIC stockholder is entitled to one vote for each share of Common Stock held of record as of the close of business on the Record Date for each proposal. As of the close of business on the Record Date, there were [   ] outstanding shares of Common Stock.

Q:	What happens if the Merger is not completed?
A:
If the SIC stockholders do not approve the Merger Proposal or if the Merger is not completed for any other reason, SIC stockholders will not receive any merger consideration for their shares of Common Stock in connection with the Merger. Instead, SIC expects that its management will operate SIC’s business in a manner similar to that in which it is being operated today and SIC will remain an independent public company, the Common Stock will continue to be listed and traded on NASDAQ, the Common Stock will continue to be registered under the Exchange Act and SIC’s stockholders will continue to own their shares of the Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock. Under certain circumstances, if the Merger is not completed, SIC may be obligated to pay to Parent the Termination Fee or to reimburse Parent for certain expenses. Please see the section of this proxy statement entitled “The Merger Agreement—Termination Fees and Expenses.”

Q:	How can I vote my shares and participate at the Special Meeting?
A:	If you are a SIC stockholder of record as of the close of business on the Record Date, you may submit your proxy before the Special Meeting in one of the following ways:
•	Telephone-use the toll-free number shown on your proxy card;
•	Internet-visit the website shown on your proxy card to vote via the Internet; or
•	Mail-complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.
If you are a SIC stockholder of record, you may also cast your vote virtually at the Special Meeting by following the instructions at www.virtualshareholdermeeting.com/SIC2021SM. If you decide to attend the Special Meeting virtually and vote at the meeting, your vote will revoke any proxy previously submitted.
The Special Meeting will begin promptly at [   ] [a.m./p.m.], Eastern Standard Time, on [   ], 2021. SIC encourages its stockholders to access the meeting prior to the start time, leaving ample time for check-in. Please follow the instructions as outlined in this proxy statement. Even if you plan to attend the Special Meeting virtually, SIC recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.

Q:	How can I vote my shares without attending the Special Meeting?
A:
Whether you hold your shares directly as a stockholder of record of SIC or beneficially in “street name,” you may direct your vote by proxy without attending the Special Meeting. You can vote by proxy by mail, over the Internet or by telephone by following the instructions provided on the enclosed proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, trust or other nominee. Additional information on voting procedures can be found under “Special Meeting of SIC’s Stockholders.”

Q:	When and where is the Special Meeting? What must I bring to attend the Special Meeting?
A:
The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/SIC2021SM, on [   ], 2021, at [   ] [a.m./p.m.], Eastern Standard Time. Online access will begin at [   ] [a.m./p.m.], Eastern Time, and SIC encourages its stockholders to access the meeting prior to the start time.

SIC has chosen to hold the Special Meeting solely via the Internet and not in a physical location given the continued public health impact of COVID-19 and the desire to promote the health and safety of the SIC stockholders, directors, officers, employees and other constituents. Even if you plan to attend the Special Meeting virtually, SIC recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?
A:
If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide your bank, broker, trust or other nominee with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to SIC or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Q:	If my shares of Common Stock are held in “street name” by my bank, broker, trust or other nominee, will my bank, broker, trust or other nominee automatically vote those shares for me?
A:
Under the rules of the NASDAQ, your bank, broker, trust or other nominee will only be permitted to vote your shares of Common Stock with respect to “non-routine” matters if you instruct your bank, broker, trust or other nominee how to vote. All of the proposals scheduled for consideration at the Special Meeting are “non-routine” matters. As a result, if you fail to provide voting instructions to your broker, bank or other nominee, your shares will not be counted as present at the Special Meeting for purposes of determining a quorum and will not be voted on any of the proposals. If you provide voting instructions to your broker, bank or other nominee on one or more of the proposals but not on one or more of the other proposals, then your shares will be counted as present for the purposes of determining a quorum but will not be voted on any proposal for which you fail to provide instructions. To make sure that your shares are voted with respect to each of the proposals, you should instruct your bank, broker, trust or other nominee how you wish to vote your shares in accordance with the procedures provided by your bank, broker, trust or other nominee regarding the voting of your shares.

The effect of not instructing your bank, broker, trust or other nominee how you wish to vote your shares will be the same as a vote “against” the Merger Proposal and will not have any effect on the outcome of the Adjournment Proposal or the Advisory Compensation Proposal. If you instruct your bank, broker, trust or other nominee on how you wish to vote your shares on some but not all proposals, the resulting broker non-vote will have the same effect as voting “against” the Merger Proposal, but will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal.
Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?
A:
If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders. For shares held directly, please complete, sign, date and return each proxy card, or you may cast your vote by telephone or Internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares of Common Stock are voted.
“Street name” Holders. For shares held in “street name” through a bank, broker, trust or other nominee, you should follow the procedures provided by your bank, broker, trust or other nominee to vote your shares.
Q:	If a stockholder gives a proxy, how are the shares of Common Stock voted?
A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card or the Internet or telephone processes, you may specify whether your shares of Common Stock should be voted for or against, or abstain from voting on, all, some or none of the specific items of business to come before the Special Meeting.

Q:	How will my shares of Common Stock be voted if I return a blank proxy?
A:
If you sign, date and return your proxy card and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Q:	Can I change my vote of shares of Common Stock after I have submitted my proxy?
A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the meeting by:
•	delivering to Broadridge Corporate Issuer Solutions a written notice, bearing a date later than the proxy, stating that you revoke the proxy;
•	submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the vote at the meeting; or
•	attending the meeting and voting (although attendance at the meeting will not, by itself, revoke a proxy).
You should send any written notice or a new proxy card to: Select Interior Concepts, Inc. c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the internet. You may request a new proxy card by calling Broadridge Corporate Issuer Solutions at 1-800-579-1639.
For more information, please see “The Special Meeting of SIC’s Stockholders—Revocation of Proxies.”
Q:	If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker, trust or other nominee?
A:
If your shares are held in the name of a bank, broker, trust or other nominee and you previously provided voting instructions to your bank, broker, trust or other nominee, you should follow the instructions provided by your bank, broker, trust or other nominee to revoke or change your voting instructions.

Q:	Where can I find the voting results of the Special Meeting?
A:
The preliminary voting results for the Special Meeting will be announced at the Special Meeting. In addition, within four (4) business days of the Special Meeting, SIC intends to file the final voting results of the Special Meeting with the SEC on a Current Report on Form 8-K.

Q:	Am I entitled to appraisal rights?
A:
Yes. Under Section 262, a stockholder who does not vote in favor of the Merger Proposal will be entitled to seek appraisal of its shares if such stockholder takes certain actions and certain criteria are satisfied. For more information, see the section entitled “Appraisal Rights” and Annex F of this proxy statement.

Q:	Do any of the officers or directors of SIC have interests in the Merger that may differ from or be in addition to my interests as a SIC stockholder?
A:
Yes. In considering the recommendation of the SIC Board that SIC stockholders vote to approve the Merger Proposal, SIC stockholder should be aware that SIC’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of SIC stockholders generally. The SIC Board was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in unanimously recommending that the Merger Agreement be approved and adopted by SIC stockholders. See “The Merger—Interests of SIC’s Directors and Executive Officers in the Merger.”

Q:	Why am I being asked to vote on the Advisory Compensation Proposal?
A:
SEC rules require SIC to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to SIC’s named executive officers in connection with the Merger. Approval of the Advisory Compensation Proposal is not required to complete the Merger.

Q:	What happens if I sell my shares of Common Stock after the Record Date but before the Special Meeting?
A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.

Q:	When is the Merger expected to be completed?
A:
SIC and Parent are working to be in a position to complete the Merger as quickly as possible after the Special Meeting. SIC currently anticipates that the Merger will be completed in the fourth quarter of 2021. In order to complete the merger, we must obtain the required stockholder approval, any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and no timing agreements prohibiting the consummation of the Merger being in effect and a number of other closing conditions under the Merger Agreement must be satisfied or waived. See “The Merger Agreement—Conditions to the Completion of the Merger.” Accordingly, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed in the fourth quarter of 2021.

Q:	What are the United States federal income tax consequences of the Merger to SIC U.S. stockholders?
A:
The receipt of cash by SIC stockholders in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder (as defined in “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger”) who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the Merger and (ii) the U.S. holder’s adjusted tax basis in its Common Stock exchanged therefor. Payments made to a non-U.S. holder in exchange for shares of Common Stock pursuant to the Merger generally will not be subject to U.S. federal income tax unless you have certain connection with the United States. Backup withholding may apply to the cash payment made pursuant to the Merger unless the stockholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9 or IRS Form W-8 or applicable successor form).

This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. No information is provided with respect to the tax consequences of the Merger under any U.S. federal law other than income tax laws (including, for example the U.S. federal estate, gift, Medicare, and alternative minimum tax laws), or any applicable state, local, or foreign tax laws. Consequently, holders should consult their tax advisor as to the tax consequences of the Merger relevant to their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.

Q:	What should I do now?
A:
You should read this proxy statement carefully and in its entirety, including the annexes, and return your completed, signed and dated proxy card by mail in the enclosed postage-paid envelope, or you may submit your voting instructions by telephone or over the Internet as soon as possible so that your shares will be voted in accordance with your instructions.

Q:	Whom do I call if I have questions about the Special Meeting or the Merger?
A:
If you are an SIC stockholder and have questions about the Special Meeting or the Merger, or desire additional copies of this proxy statement or additional proxy cards, you may contact SIC’s proxy solicitation agent:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): + 1 (855) 305-0856
Banks and Brokers Call: + 1 (212) 297-0720
Email: info@okapipartners.com
You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the Merger, the Merger Agreement or other matters discussed in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
Certain statements and information in this proxy statement and the documents incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “predict,” “budget,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “continue,” “project,” “projection,” “goal,” “model,” “target,” “potential,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “are likely” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and convey the uncertainty of future events or outcomes, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on SIC’s current expectations and beliefs concerning future developments and their potential effect on their respective businesses.
The forward-looking statements contained in this document speak only as of the date of this proxy statement and are largely based on SIC’s expectations for the future, which reflect certain estimates and assumptions made by their respective managements. These estimates and assumptions reflect SIC’s best judgment based on currently known market conditions, operating trends and other factors. Although SIC believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond SIC’s control. As such, managements’ assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see “Risk Factors” in SIC’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.
These cautionary statements qualify all forward-looking statements attributable to SIC, or persons acting on either’s behalf. SIC management cautions you that the forward-looking statements contained in this proxy statement are not guarantees of future performance, and SIC cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to:
•
the risk that Parent or SIC may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Merger or cause the parties to abandon the Merger;

•	the risk that a condition to Closing may not be satisfied;
•	the length of time necessary to consummate the Merger, which may be longer than anticipated for various reasons;
•	the financial performance of SIC through the completion of the Merger;
•	risk that the proposed Merger disrupts SIC’s current operations;
•	risks related to the disruption of management’s attention from ongoing operations due to the Merger;
•	the amount of the costs, fees, expenses and charges related to the Merger Agreement;
•	limitations placed on SIC’s ability to operate its business under the Merger Agreement;
•	the occurrence of any event that could give rise to the termination of the Merger Agreement, including under circumstances that require SIC to pay Parent a termination fee;
•	the risk that stockholder litigation in connection with the Merger Agreement may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability;
•
the effect of the announcement or pendency of the Merger on SIC’s ability to retain and hire key personnel and other employees or SIC’s business relationships (including customers and suppliers), operating results and business generally;

•	competitive pressures in the markets in which SIC competes;
•	changes in the costs and availability of transportation;

•	the competitive labor market and resulting employee turnover;
•	our involvement in legal and regulatory proceedings;
•	cybersecurity risks;
•	disruptions in our information technology systems;
•	labor disruptions; and
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the other factors that are described from time to time in SIC’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. See the section entitled “Where You Can Find More Information” for documents incorporated by reference into this proxy statement.

THE PARTIES TO THE MERGER
Select Interior Concepts, Inc.
SIC is an installer and distributor of interior building products. SIC has leading market positions in the selection and importation of natural and engineered stone slabs for kitchen and bathroom countertops and specialty tile through its ASG operating segment. ASG sources natural and engineered stone from a global supply base and markets these materials through a national network of distribution centers and showrooms in 21 locations. In addition to serving the new residential and commercial construction markets with these materials, SIC also distributes products serving the repair and remodel market. SIC’s Common Stock is listed and traded on the NASDAQ under the ticker symbol “SIC.” SIC has its executive offices located at 400 Galleria Parkway, Suite 1760, Atlanta, GA 30339, and can be reached by phone at (888) 701-4737.
Astro Stone Intermediate Holding, LLC
Parent was formed on August 4, 2021, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and debt financing in connection with the Merger.
Astro Stone Merger Sub, Inc.
Merger Subsidiary is a direct, wholly owned subsidiary of Parent and was formed on August 4, 2021.
Parent and Merger Subsidiary are each affiliated with the Sponsor, and Parent, Merger Subsidiary and the Sponsor are each affiliated with Sun. Sun is a global private equity firm focused on partnering with outstanding management teams to accelerate value creation. Sun focuses on defensible businesses in growing markets with tangible performance improvement opportunities in the Business Services, Consumer, Healthcare, Industrial, and Technology sectors. Immediately following the Effective Time, the Surviving Corporation will be indirectly owned by the Sponsor and certain of its affiliates.
In connection with the transactions contemplated by the Merger Agreement, (1) the Sponsor has provided Parent with an equity commitment and (2) Parent has obtained debt financing commitments from Cerberus Business Finance, LLC, in each case, to fund the payments required to be made at the Closing and to also fund certain other payments (including the Required Amounts (as defined in the section of this proxy statement captioned “—Financing”)), subject to the terms and conditions of the Merger Agreement. In addition, the Sponsor has provided an equity commitment to Parent with respect to the payment of certain liabilities and obligations of Parent or Merger Subsidiary under the Merger Agreement, subject to an aggregate cap equal to $31,847,500, including any reverse termination fee and amounts in respect of certain reimbursement obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by SIC, as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “—Financing.”

THE SPECIAL MEETING OF SIC’S STOCKHOLDERS
General
This proxy statement is first being mailed on or about [   ], 2021 and constitutes notice of the Special Meeting in conformity with the requirements of the DGCL and the Bylaws.
This proxy statement is being provided to SIC stockholders as part of a solicitation of proxies by the SIC Board for use at the Special Meeting and at any adjournment or postponement of the Special Meeting. SIC stockholders are encouraged to read the entire document carefully, including the annexes to this document, for more detailed information regarding the Merger Agreement and the transactions contemplated by the Merger Agreement.
Date, Time and Place
The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/SIC2021SM, on [ ] [   ], 2021, at [  ] [a.m./p.m.], Eastern Time. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/SIC2021SM, where SIC stockholders will be able to participate and vote online. This proxy statement is first being furnished to SIC’s stockholders on or about [   ], 2021.
Purpose of the Special Meeting
At the Special Meeting, SIC stockholders will be asked to consider and vote on the following:
•	the Merger Proposal;
•	the Advisory Compensation Proposal; and
•	the Adjournment Proposal.
SIC will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof. This proxy statement, including the Merger Agreement attached hereto as Annex A, contains further information with respect to these matters.
Recommendation of the SIC Board
The SIC Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair to and in the best interests of SIC and its stockholders, (ii) declared advisable and approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, (iii) directed that the approval of the Merger Agreement be submitted to a vote at a special meeting of the stockholders of SIC, and (iv) resolved to recommend that the SIC stockholders adopt the Merger Agreement and approve the Merger. A description of factors considered by the SIC Board in reaching its decision to approve and declare advisable the foregoing proposals can be found in “The Merger—Recommendation of the SIC Board and its Reasons for the Merger” beginning on page 38.
The SIC Board unanimously recommends that SIC stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal at the Special Meeting.
SIC stockholders’ approval of Merger Proposal is a condition for the Merger to occur. If SIC stockholders fail to approve the Merger Proposal by the requisite vote, the Merger will not occur.
Record Date; Stockholders Entitled to Vote
Only holders of Common Stock at the close of business on [   ], 2021, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. At the close of business on the Record Date, [  ] shares of Common Stock were issued and outstanding.
Holders of Common Stock are entitled to one vote for each share of Common Stock they own at the close of business on the Record Date.
A complete list of stockholders entitled to vote at the Special Meeting will be available for a period of at least ten (10) days prior to the Special Meeting. If you would like to inspect the list of SIC stockholders of record, please call the Investor Relations department at (470) 548-7370 to schedule an appointment or request access. A certified list of eligible SIC stockholders will be available for inspection during the Special Meeting at [   ] by entering the control number provided on your proxy card, voting instruction form or notice.
Quorum; Adjournment
The presence at the Special Meeting of the holders of a majority of the shares of Common Stock represented in person or by proxy, will constitute a quorum. As a result, there must be a majority of all of our outstanding shares of Common Stock represented by proxy or by stockholders present at the Special Meeting in order to have a quorum. Virtual attendance by stockholders of record at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Shares of beneficial owners who hold such shares in “street name” through a bank, broker, trust or other nominee and who fail to give voting instructions to their bank, broker, trust or other nominee will not be counted towards a quorum. Beneficial owners who virtually attend the Special Meeting will not count towards a quorum unless they instruct their shares or hold a legal proxy executed by their bank, broker, trust or other nominee. There must be a quorum for business to be conducted at the Special Meeting.
The person presiding at the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. Failure of a quorum to be represented at the Special Meeting will result in an adjournment of the Special Meeting and may subject SIC to additional expense. Even if a quorum is present, the Special Meeting may also be adjourned in order to provide more time to solicit additional proxies in favor of approval of the Merger Proposal if sufficient votes are cast in favor of the Adjournment Proposal or the person presiding at the meeting so moves. In addition, the Special Meeting may be postponed by the SIC Board in its discretion.
Notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for the stockholders entitled to vote is fixed for the adjourned meeting, the SIC Board must fix a record date for noticed of the adjourned meeting in accordance with the Bylaws and provide a new notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting. In addition, the Special Meeting could be postponed before it commences.
If the Special Meeting is adjourned or postponed for the purpose of soliciting additional votes, stockholders who have already submitted their proxies will be able to revoke them prior to the final vote on the proposals. See “The Special Meeting of SIC’s Stockholders—Revocation of Proxies.” If you submit your proxy over the Internet or by telephone or submit a properly executed proxy card, even if you abstain from voting, your shares will be counted as present for purposes of determining whether a quorum exists at the Special Meeting.
Required Vote
Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock. Accordingly, with respect to a SIC stockholder who is present in person or represented by proxy at the Special Meeting, such stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal. Additionally, the failure of a SIC stockholder who holds shares in “street name” through a bank, broker, trust or other nominee to give voting instructions to the bank, broker, trust or other nominee will have the same effect as a vote “AGAINST” the Merger Proposal.
Under the Bylaws, approval of the Adjournment Proposal and the Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Accordingly, if a SIC stockholder abstains from voting, fails to cast its vote either at the meeting or by proxy, or fails to give voting instructions to such stockholder’s bank, broker, trust or other nominee, such abstention or failure to vote will have no effect on the outcome of the vote of the Adjournment Proposal or the Advisory Compensation Proposal, as applicable.
The Merger is conditioned on, among other things, the approval of the Merger Proposal at the Special Meeting. The Advisory Compensation Proposal and the Adjournment Proposal are not conditioned on the approval of any other proposal set forth in this proxy statement. Regardless of whether a quorum is present at the Special Meeting, the person presiding at the meeting may also adjourn the Special Meeting.

Pursuant to the Voting Agreements, each of the B. Riley Stockholders and Solace Stockholders (which beneficially and collectively owned approximately 28.3% of the outstanding shares of Common Stock as of [   ], 2021) have agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). For a more complete discussion of the Voting Agreements, please see “The Merger—Voting Agreements.”
Abstentions and Broker Non-Votes
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the Special Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as voting “AGAINST” the Merger Proposal. However, abstaining from voting will have no effect on the Advisory Compensation Proposal and Adjournment Proposal.
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted in accordance with the SIC Board’s recommendation with respect to each proposal and consequently will be voted “FOR” each of (i) the Merger Proposal, (ii) the Advisory Compensation Proposal and (iii) the Adjournment Proposal.
Broker non-votes occur when (i) a bank, broker, trust or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares and (ii) the beneficial owner fails to provide the bank, broker, trust or other nominee with such instructions. Banks, brokers and other nominees holding shares in “street name” are prohibited from voting uninstructed shares with respect to any of the SIC proposals described in this proxy statement. Accordingly, if a beneficial owner of shares of Common Stock held in “street name” does not give voting instructions to the bank, broker, trust or other nominee, then those shares will not be counted as present in person or by proxy at the Special Meeting and accordingly will not count as present for purposes of determining whether a quorum exists.
Failure to Vote
If you are a stockholder of record and you do not sign and return your proxy card or vote over the Internet, by telephone or at the Special Meeting, your shares will not be voted at the Special Meeting, will not be counted as present in person or by proxy at the Special Meeting and will not be counted as present for purposes of determining whether a quorum exists.
For purposes of the Merger Proposal, a failure of record owners to vote, or a failure of beneficial owners to instruct their bank, broker, trust or other nominee to vote, will have the same effect as a vote “AGAINST” the Merger Proposal. A failure of record owners who are not present in person or represented by proxy at the Special Meeting to vote, or a failure beneficial owners to instruct their bank, broker, trust or other nominee to vote, will have no effect on the outcome of a vote on either of the Advisory Compensation Proposal or the Adjournment Proposal. All abstentions from voting will have the same effect as a vote “AGAINST” the Merger Proposal, but not the Advisory Compensation Proposal or the Adjournment Proposal.
If you sign, date and return your proxy card and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Voting by SIC’s Directors and Executive Officers
At the close of business on [   ], 2021, directors and executive officers of SIC were entitled to vote 392,768 shares of Common Stock, or approximately 1.5% of the shares of Common Stock issued and outstanding on that date. Directors and executive officers of SIC have informed SIC that they intend to vote their shares in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal, although none of the directors and executive officers are obligated to do so.
Brett G. Wyard, chairman of the SIC Board, is a managing partner of the Solace Stockholders. Pursuant to a Voting Agreement entered into by the Solace Stockholders, the Solace Stockholders (which beneficially owned approximately 15.8% of the outstanding shares of Common Stock as of [  ], 2021) have agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof).
Bryant Riley, a member of the SIC Board, has shared voting and investment power over shares of Common Stock owned by the B. Riley Stockholders. Pursuant to a Voting Agreement entered into by the B. Riley Stockholders (which beneficially owned approximately 12.5% of the outstanding shares of Common Stock as of [   ], 2021), the B. Riley Stockholders have agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof).
For a more complete discussion of the Voting Agreements, please see “The Merger—Voting Agreements.”
Voting at the Special Meeting
The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Special Meeting will be held on [  ] at [  ] [a.m./p.m.], Eastern Standard Time. To participate in the Special Meeting and submit questions during the Special Meeting, visit www.virtualshareholdermeeting.com/SIC2021SM and enter the 16-digit control number on the proxy card, voting instruction form or notice you received. Online check-in will begin at [  ] [a.m./p.m.], Eastern Time. Please allow time for online check-in procedures. The virtual stockholder meeting format uses technology designed to increase stockholder access, save SIC and SIC stockholders time and money, and provide SIC stockholders rights and opportunities to participate in the meeting similar to what they would have at an in-person meeting. In addition to online attendance, SIC provides stockholders with an opportunity to hear all portions of the official meeting, submit written questions and comments during the meeting, and vote online during the open poll portion of the meeting. Although SIC offers four (4) different voting methods, SIC encourages you to submit a proxy to vote either over the Internet or by telephone to ensure that your shares are represented and voted at the Special Meeting.
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Submitting a Proxy by Mail: If you choose to submit your proxy by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If you sign and return your proxy card without indicating how you want your shares of Common Stock to be voted with regard to a particular proposal, your shares of Common Stock will be voted in favor of such proposal.

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Submitting a Proxy by Telephone: You may submit a proxy to vote by telephone by calling the toll-free telephone number provided on your proxy card. Please have your proxy card available for reference because you will need the validation details that are located on your proxy card in order to submit your vote by proxy by telephone. If you submit your proxy to vote by telephone, you do not have to mail in a proxy card. If you choose to submit your vote via proxy by telephone, you must do so prior to 11:59 p.m., Eastern Time, on [   ], 2021. Telephone voting is available 24 hours a day.

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Submitting a Proxy by Internet: To submit a proxy to vote over the Internet, go to the website on your proxy card and follow the steps outlined on the secured website. You will need the number included on your proxy card to obtain your records and to create an electronic voting instruction form. If you submit your proxy to vote over the Internet, you do not have to mail in a proxy card. If you choose to submit your vote via proxy over the Internet, you must do so prior to 11:59 p.m., Eastern Time, on [   ], 2021.

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Voting Virtually at the Special Meeting: To vote virtually at the Special Meeting, follow the instructions at www.virtualshareholdermeeting.com/SIC2021SM. If your shares are held by your bank, broker, trust or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a vote instruction form from your bank, broker, trust or other nominee seeking instruction from you as to how your shares should be voted. If you sign your proxy, but do not indicate how you wish to vote, your shares will be voted “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Revocation of Proxies
You can change or revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record of your shares, you may revoke your proxy by:
•	submitting another proxy over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on [ ], 2021 or otherwise timely delivering a valid, later-dated proxy;
•	timely delivering a written notice that you are revoking your proxy to SIC’s Corporate Secretary; or
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attending the Special Meeting and voting. Your virtual attendance at the Special Meeting will not revoke your proxy unless you give written notice of revocation to SIC’s Corporate Secretary before your proxy is exercised or unless you vote your shares in person at the Special Meeting. If you are the beneficial owner of shares held in “street name,” you should contact your bank, broker, trust or other nominee with questions about how to change or revoke your voting instructions.

Solicitation of Proxies
The SIC Board is soliciting your proxy in connection with the Special Meeting, and SIC will bear the cost of soliciting such proxies, including the costs of printing and filing this proxy statement. SIC has retained Okapi Partners LLC (“Okapi”) as proxy solicitor to assist with the solicitation of proxies in connection with the Special Meeting. For these services, SIC estimates it will pay Okapi a fee of $40,000, in addition to the reimbursement of out-of-pocket expenses. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through banks, brokers and other nominees to the beneficial owners of shares of Common Stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by certain of SIC’s directors, officers and employees, without additional compensation.
Tabulation of Votes
Broadridge Corporate Issuer Solutions will tabulate the votes at the Special Meeting.
Householding of Special Meeting Materials
Each registered SIC stockholder will receive one copy of this proxy statement per account, regardless of whether you have the same address as another stockholder of record. SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two (2) or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, commonly called “householding,” provides cost savings for companies. If you hold shares through a broker, some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

SIC will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any SIC stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, at SIC’s principal executive offices, 400 Galleria Parkway, Suite 1760, Atlanta, Georgia 30339, or contact Investor Relations by telephone at (470) 548-7370 or by email at ir@sicinc.com.
Questions
If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Investor Relations, at SIC’s principal executive offices at 400 Galleria Parkway, Suite 1760, Atlanta, Georgia 30339.
Assistance
If you need assistance voting or in completing your proxy card or have questions regarding the Special Meeting, please contact the SIC solicitation agent:
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Stockholders Call (toll-free): + 1 (855) 305-0856
Banks and Brokers Call: + 1 (212) 297-0720
Email: info@okapipartners.com

THE MERGER (PROPOSAL 1)
The discussion of the Merger and the Merger Agreement in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the Merger Agreement carefully in its entirety.
Background of the Merger
For purposes of this section, “Sun” means Sun Capital Partners, Inc. and its affiliated investment funds, collectively.
SIC’s senior management and the SIC Board regularly review SIC’s performance, strategy, competitive position, opportunities and prospects in light of current business and economic conditions and developments in the interior building products industry and the opportunities and challenges facing participants in the industry. These reviews have included consideration by SIC’s senior management and the SIC Board of potential strategic alternatives, including acquisitions, business combinations and other strategic transactions.
In 2019 through the first months of 2020, SIC engaged in a publicly announced evaluation of strategic, financial and operational alternatives with the assistance of SIC’s financial advisor, RBC Capital Markets, and SIC’s legal advisors pursuant to which SIC contacted 80 potential strategic partners, including Sun. As part of this process, Sun entered into a confidentiality agreement with SIC and submitted two non-binding letters of intent to acquire the Company’s ASG operating segment in August 2019 for a purchase price of between 7.0-8.0 times the last twelve (12) months’ pro forma adjusted EBITDA of ASG and in March 2020 for $200 million (approximately 6.0 times the 2019 adjusted EBITDA of ASG). At the conclusion of this strategic review, the SIC Board determined that, based on the lack of any actionable offers by potential strategic partners, the onset of the COVID-19 pandemic and available alternatives at the time, it was in the best interest of SIC stockholders for SIC to continue to execute on its standalone strategic direction.
From time to time since then, SIC’s senior management has met with other industry participants to discuss potential strategic transactions in light of dynamics in the interior building products industry and the potential to create long-term value by pursuing strategic transactions.
Since its inception, SIC has actively grown through acquisitions. Over the last two years, as a result of the COVID-19 pandemic and other corporate disruptions, however, the SIC Board determined to largely curtail SIC’s acquisition activity. As part of the SIC Board’s regular strategic planning process late in 2020, the SIC Board reviewed a number of the dynamics discussed above and determined for various reasons, including the ongoing consolidation in the interior building products industry and its belief that the market views SIC as a highly levered micro-cap company with limited organic growth prospects and few strategic peers to provide a comparative market valuation of SIC, to re-engage in its efforts to pursue potential strategic alternatives.
In late December 2020, Blackstone reached out through RBC Capital Markets and spoke with Mr. Bill Varner, SIC’s Chief Executive Officer and member of the SIC Board and Mr. Nadeem Moiz, SIC’s Chief Financial Officer regarding the interior building products industry and the potential opportunities for expansion in this market.
On February 8, 2021, SIC entered into an engagement letter with RBC Capital Markets, SIC’s historical financial advisor, for RBC Capital Markets to continue to provide investment banking and financial advisory services in connection with possible strategic transactions involving SIC.
During the week of February 8, 2021, representatives of Blackstone contacted representatives of RBC Capital Markets to discuss Blackstone’s pending acquisition of Interior Logic Group (“ILG”), one of the primary competitors of the Residential Design Services business of SIC (“RDS”), and the potential to engage in discussions with SIC regarding Blackstone’s interest in acquiring SIC as a complement to the ILG acquisition. The substance of these discussions were communicated to SIC’s senior management and the SIC Board.
Following these conversations, on February 13, 2021, Blackstone delivered to SIC a written, non-binding indication of interest proposing to acquire SIC in an all-cash transaction at a purchase price of $11.50 to $12.00 per share. On the last trading date prior to Blackstone’s delivery of such indication of interest, SIC’s stock price closed at $9.80 per share.
On February 14, 2021, the SIC Board held a meeting, at which members of SIC senior management and representatives of Alston & Bird LLP (“Alston & Bird”) and RBC Capital Markets were present to discuss the

Blackstone proposal. A representative of Alston & Bird discussed, among other things, the SIC Board’s fiduciary duties when considering strategic alternatives, including a potential sale of SIC. Following this discussion, RBC Capital Markets led a discussion with the SIC Board regarding the Blackstone proposal, preliminary financial perspectives on SIC, certain considerations in a third-party solicitation process to gauge potential interest of third parties in a strategic transaction with SIC and potential parties that could be contacted in connection with such process. After further discussion, the SIC Board instructed management and RBC Capital Markets to conduct a third-party solicitation process on behalf of SIC to determine other potential counterparties that would be interested in a transaction with SIC.
From February 18, 2021 to March 3, 2021, consistent with the SIC Board’s direction and discussions with members of SIC senior management, representatives of RBC Capital Markets contacted 12 parties, including 11 financial sponsors and one strategic party, to explore their potential interest in a transaction with SIC. Of those 12 parties, eight parties entered into confidentiality agreements with customary terms.
On February 23, 2021, the SIC Board held a virtual meeting at which representatives of SIC’s senior management team, Alston & Bird and RBC Capital Markets were present. Among other things, RBC Capital Markets reviewed with the SIC Board the Blackstone proposal, the status of ongoing discussions with Blackstone and other third parties and potential next steps in the process. Also at this meeting, SIC’s senior management presented to the SIC Board a draft of certain risk-adjusted, non-public financial forecasts for SIC as a standalone company (the “Financial Projections”), described more fully below in the section captioned “Financial Projections,” reflecting such management’s best currently available estimates and judgments of SIC’s future performance as a standalone company. The SIC Board discussed with senior management the Financial Projections and approved such Financial Projections for use by RBC Capital Markets in its financial analyses and directed that the Financial Projections be shared with Blackstone and included in the materials regarding SIC to be distributed to interested third parties that had executed confidentiality agreements with SIC.
Over the next few weeks, members of SIC senior management held management presentations for the eight interested third parties and made certain information regarding SIC, including the Financial Projections, business, legal, regulatory, accounting and other financial information, available to such parties in a virtual data room.
On February 25, 2021, RBC Capital Markets provided the SIC Board with certain information relating to RBC Capital Markets’ material relationships during the approximately prior two-year period with Blackstone and other active participants in SIC’s ongoing process, which included, among other relationships, RBC Capital Markets’ engagement as Blackstone’s financial advisor in its pending acquisition of ILG as publicly announced on February 1, 2021.
On February 27, 2021, the Governance Committee of the SIC Board held a meeting with representatives of Alston & Bird present. A representative of Alston & Bird led a discussion regarding the material relationships information provided by RBC Capital Markets to the SIC Board and certain related considerations.
On March 1, 2021, the SIC Board held a meeting at which representatives of SIC’s senior management team, Alston & Bird and RBC Capital Markets were present. At the meeting, among other things, RBC Capital Markets updated the SIC Board on the status of SIC’s third-party solicitation process. Representatives of RBC Capital Markets were then excused from the meeting and representatives of Alston & Bird led a discussion regarding the material relationships information previously provided by RBC Capital Markets to the SIC Board. After considering such relationships, the status of the SIC Board’s current process of reviewing potential strategic alternatives and RBC Capital Markets’ familiarity and long-standing relationship with SIC, the SIC Board determined that RBC Capital Markets should continue to serve as SIC’s financial advisor together with a co-financial advisor. The SIC Board discussed a number of investment banking candidates and determined, based on their experience and knowledge of the industry, among other qualifications, that it would seek to engage Truist Securities to act as a co-financial advisor with respect to any potential sale of SIC. The SIC Board then discussed general terms and compensation arrangements that would be acceptable for such a co-financial advisory engagement and approved the engagement of Truist Securities to act as a co-financial advisor, subject to negotiation of an acceptable engagement letter. Thereafter, in accordance with the SIC Board’s directives, SIC senior management negotiated and executed an engagement letter with Truist Securities and an amended engagement letter with RBC Capital Markets.

During the first weeks of March 2021, SIC provided selected interested parties that had signed confidentiality agreements with access to a virtual data room containing customary due diligence materials regarding SIC.
On March 3, 2021, members of SIC senior management conducted a customary management presentation with representatives of Blackstone. Representatives of RBC Capital Markets and Truist Securities were also present.
Later that day, SIC received an unsolicited letter from a strategic party (“Party A”) indicating its interest in acquiring SIC and requesting information regarding the Company.
On March 4, 2021, SIC entered into a confidentiality agreement with Party A and Party A was granted access to the virtual data room and provided with the same information regarding SIC that had been provided to other interested parties in connection with the strategic alternatives process. In accordance with SIC’s directives, SIC’s financial advisors informed Party A that it would need to move expeditiously given the overall process timing.
On March 9, 2021, members of SIC senior management conducted a customary management presentation with representatives of Party A. Representatives of RBC Capital Markets and Truist Securities were also present.
On March 15, 2021, Party A delivered to SIC a written, non-binding, preliminary indication of interest to acquire SIC for $12.00 per share in cash.
During mid-March 2021, all parties, other than Blackstone and Party A, informed SIC’s financial advisors that they would not be submitting proposals to acquire SIC. Three of these parties expressed interest in acquiring ASG from SIC noting that they were not submitting proposals because they did not want to acquire the RDS business segment.
On March 23, 2021, the SIC Board held a meeting at which representatives of SIC’s senior management team, Alston & Bird, RBC Capital Markets and Truist Securities were present. RBC Capital Markets and Truist Securities updated the SIC Board regarding the progress of the discussions with Blackstone and Party A and reviewed certain terms of each party’s proposal.
On March 26, 2021, Party A informed SIC’s financial advisors that Party A would not be further pursuing a potential transaction with SIC.
On March 28, 2021, SIC posted a draft definitive merger agreement to the virtual data room.
Over the course of the following weeks, Blackstone continued to conduct due diligence on SIC, and SIC’s management and financial advisors continued to have discussions with Blackstone regarding the potential acquisition of SIC.
On April 9, 2021, Blackstone delivered a letter to the SIC Board informing SIC that it was no longer interested in pursuing an acquisition of all of SIC and instead proposing to acquire only the RDS business segment from SIC for $225 million in cash, on a cash-free, debt-free basis. Such proposal was conditioned upon SIC agreeing to a Section 338(h)(10) election and noted that Blackstone had factored the tax benefits it would receive from such election into its proposal. Blackstone also requested that SIC negotiate exclusively regarding the sale of the RDS business segment.
On April 12, 2021, the SIC Board held a meeting at which representatives of SIC’s senior management team, Alston & Bird, RBC Capital Markets and Truist Securities were present. RBC Capital Markets and Truist Securities reviewed with the SIC Board the Blackstone proposal to acquire the RDS business segment and certain preliminary financial information relating to the RDS business segment. SIC’s Chief Financial Officer discussed with the SIC Board the tax implications of a sale of RDS business segment and making a Section 338(h)(10) election, based on a review by SIC’s third-party tax experts. Representatives of Alston & Bird discussed various structuring and legal matters relating to the proposed transaction, including the SIC Board’s fiduciary duties in the context of considering the Blackstone proposal.
On April 17, 2021, the SIC Board held a meeting to discuss the Blackstone proposal, together with members of SIC senior management and representatives of Alston & Bird, RBC Capital Markets and Truist Securities. Following this discussion, SIC’s financial advisors led a discussion with the SIC Board regarding the Blackstone proposal to acquire the RDS business segment, the after-tax proceeds that SIC expected to receive, based on information provided by SIC’s management from SIC’s third-party tax expert, from the sale of the RDS business segment both with and without a Section 338(h)(10) election and strategies to increase the proposed purchase price. A representative of Alston & Bird reviewed the proposed terms of the exclusivity agreement requested by Blackstone noting that such agreement would not prohibit SIC from pursuing a potential sale of SIC or its ASG business segment. The SIC Board approved the terms of, and directed senior management to execute, the exclusivity agreement with Blackstone regarding the RDS business segment on behalf of SIC. In addition, the SIC Board discussed, with input from SIC’s senior management and financial advisors, third parties that potentially would be interested in acquiring SIC following the sale of the RDS business segment.
Over the course of the three weeks following the entry into the exclusivity agreement with Blackstone, Blackstone conducted due diligence with respect to the RDS business and SIC and its representatives negotiated the terms of a definitive equity purchase agreement for the sale of the RDS business segment with Blackstone and its representatives. In addition, the parties agreed that the transaction would be structured as a sale of the equity of the subsidiary of SIC that contained the RDS business for an aggregate purchase price of $215 million and that SIC would not make a Section 338(h)(10) election in connection with the transaction.
Beginning on May 3, 2021, and over the course of the following weeks, consistent with the SIC Board’s direction and discussions with members of SIC senior management, representatives of RBC Capital Markets and Truist Securities contacted a total of 39 parties (including those previously contacted), consisting of 36 financial sponsors, including Sun, and three financial sponsor-backed strategic parties, to explore their potential interest in acquiring SIC. Of those, 31 parties entered into confidentiality agreements with customary terms.
On May 9, 2021, the SIC Board held a meeting to approve the final terms of the sale of the RDS business segment to Blackstone, together with members of SIC’s senior management and representatives of Alston & Bird, RBC Capital Markets and Truist Securities. A representative of Alston & Bird led a discussion of the SIC Board’s fiduciary duties in connection with the approval of a sale of the RDS business segment to Blackstone and reviewed the terms of the definitive Equity Purchase Agreement. RBC Capital Markets and Truist Securities each then separately reviewed with the SIC Board certain financial matters relating to the RDS business and proposed RDS sale. At the conclusion of the meeting, the SIC Board unanimously approved the Equity Purchase Agreement.
Also on May 9, 2021, SIC and an affiliate of Blackstone executed the Equity Purchase Agreement. On May 10, 2021, prior to the opening of the financial markets that day, SIC publicly announced the execution of the Equity Purchase Agreement.
On May 17, 2021, members of SIC senior management, including Messrs. Varner, Moiz and Patrick Dussinger, president of ASG, conducted a telephonic question and answer session with representatives of Sun to address various high-level business topics related to SIC and ASG. Representatives of RBC Capital Markets and Truist Securities were also present.
During the week of May 17, 2021, in accordance with the SIC Board’s directives, SIC’s financial advisors contacted each of the interested parties, requesting that they prepare and deliver to SIC preliminary indications of interest, including purchase price and any other material terms, for the acquisition of SIC by June 1, 2021.
On May 18, 2021, SIC senior management conducted separate telephonic question and answer sessions with representatives from two other interested private equity sponsors (“Party B” and “Party C”) to address various high-level business topics related to SIC and ASG. Representatives of RBC Capital Markets and Truist Securities were also present.
From June 1, 2021 to June 3, 2021, SIC received preliminary indications of interest from seven parties, including Sun, Party B, Party C and another interested private equity sponsor (“Party D”). All of the indications of interest were qualified by a number of variables, including the completion of the sale of RDS, the minimum amount of after-tax proceeds resulting from such sale and the satisfactory completion of financial, legal and other due diligence. The indications of interest included proposals to acquire SIC after giving effect to the sale of RDS as well as proposals to acquire the ASG business either in an asset sale or equity sale transaction. As a result, these indications of interests contained significant variability and were difficult to compare. The valuations reflected in these preliminary indications of interest ranged from $11.89 to $15.92 per share in cash. Sun’s indication of interest included a preliminary valuation range of $11.89 to $12.95 per share in cash to acquire all of SIC’s outstanding equity. The other 29 parties contacted either declined to execute a confidentiality agreement or declined to submit a bid following receipt of preliminary due diligence information.
Following a review of Sun’s preliminary indication of interest, and in accordance with SIC’s directives, SIC’s financial advisors notified Sun that it would need to increase its valuation of SIC in order for its involvement in SIC’s strategic alternatives process to continue. On June 8, 2021, Sun submitted a revised indication of interest increasing its proposed purchase price for an acquisition of SIC to $13.30 per share.
Between June 8, 2021 and June 28, 2021, SIC senior management conducted customary management presentations, with representatives of RBC Capital Markets and Truist Securities also present, with each of the seven parties, including Sun, that had submitted preliminary indications of interest.
On June 13, 2021, SIC opened a virtual data room including information relating to only SIC and the ASG business and invited each of the parties that had submitted preliminary indications of interest and their representatives to review due diligence materials on SIC and the ASG business. Thereafter, the parties and their representatives continued to conduct financial, accounting, tax, operational and legal due diligence through mid-June 2021.
On June 15, 2021, members of SIC senior management conducted an initial management presentation with representatives of Sun. Representatives of RBC Capital Markets and Truist Securities were also present.
On June 16, 2021, in accordance with SIC’s directives, SIC’s financial advisors delivered SIC’s bid process letter to the seven parties that continued to express interest in acquiring SIC, inviting each party to submit updated proposals to acquire SIC, including comments to a draft definitive merger agreement to be provided to such parties. Also on this date, SIC entered into a confidentiality agreement containing customary terms with another interested private equity sponsor (“Party E”).
On June 21, 2021, a draft definitive merger agreement prepared by SIC and Alston & Bird was provided to interested parties with instructions to provide comments on such draft agreement along with their updated proposals to acquire SIC.
On June 22, 2021, SIC received a letter from Party E indicating its interest in acquiring SIC for $14.00 per share and requesting information regarding SIC. On June 23, 2021, SIC granted Party E with access to the virtual data room and provided Party E with the same information regarding SIC that had been provided to the other interested parties in connection with the strategic alternatives process.
Between June 25, 2021 and July 8, 2021, three of the eight parties that submitted preliminary indications of interest informed SIC’s financial advisors that they would not be submitting a proposal to acquire SIC.
On June 28, 2021, SIC senior management conducted an initial management presentation with representatives of Party E. Representatives of RBC Capital Markets and Truist Securities were also present.
On June 30, 2021, SIC completed the sale of RDS for $215 million in gross proceeds, which SIC used to repay outstanding indebtedness and retaining the balance for general working capital purposes. Also on this date, SIC publicly announced its ongoing active evaluation of a full range of strategic, operational and financial alternatives, including, among other actions, additional initiatives as part of SIC’s operating plan, structural alternatives for SIC’s assets, optimizing SIC’s capital structure, and potential merger, acquisition or sale transactions.
Also on June 30, 2021, members of SIC senior management conducted another management presentation with representatives of Sun. Representatives of RBC Capital Markets and Truist Securities were also present.
On July 2, 2021, an unsolicited strategic party (“Party F”) contacted RBC Capital Markets to express interest in potentially acquiring SIC and requesting information regarding SIC. In accordance with SIC’s directives, SIC’s financial advisors informed Party F that it would need to move expeditiously given the overall process timing. SIC entered into a confidentiality agreement with Party F and Party F was provided with the same information regarding SIC that had been provided to the other interested parties.
On July 7, 2021, SIC received updated proposals to acquire SIC from Sun, Party B, Party C and Party E. The valuations reflected in these proposals ranged from $11.32 to $14.00 per share in cash, with Sun offering

$14.00 per share and Party E offering $13.00 per share. Each of the proposals contained information relating to financing arrangements for the transaction and conditions necessary for completion of due diligence and execution of a definitive agreement. Sun and Party C were the only bidders to include an issues list summarizing comments on the draft definitive merger agreement.
On July 8, 2021, SIC received an oral bid of $12.00 per share in cash from Party D.
Also on July 8, 2021, the SIC Board held a meeting to discuss the proposals received from Sun, Party B, Party C, Party D and Party E with members of SIC senior management and representatives of Alston & Bird, RBC Capital Markets and Truist Securities. Following this discussion, the SIC Board determined that the financial terms of the proposals from Parties B, C and D were not competitive with the proposals from Sun and Party E and instructed SIC’s financial advisors to inform Parties B, C and D that they would not be invited to participate further in the process.
On July 13, 2021, SIC senior management held discussions with representatives of Party E regarding potential acquisition targets and SIC’s strategy for growth. Representatives of RBC Capital Markets and Truist Securities were also present. Party E did not ultimately submit a final proposal to acquire SIC and informed SIC’s financial advisors that it would be prepared to engage in further discussions regarding a transaction at a valuation for SIC of $13.00 per share if SIC were unable to enter into a definitive agreement with another party.
On July 14, 2021, SIC received a letter from Party F indicating its interest in acquiring SIC for a purchase price of between $11.00 and $12.00 per share in cash.
Also on July 14, 2021, Messrs. Varner and Moiz had dinner with representatives of Sun. The next morning, members of SIC senior management conducted a management presentation with representatives of Sun. Representatives of RBC Capital Markets and Truist Securities were also present.
On July 16, 2021, SIC senior management held meetings with Sun and its advisors to discuss various items in the quality of earnings report prepared by SIC’s accounting firm in connection with the process. Representatives of RBC Capital Markets and Truist Securities were also present.
Also on July 16, 2021, in accordance with SIC’s directives, SIC’s financial advisors notified Party F that its indication of interest was insufficient in terms of valuation to merit its continuation in the process.
On the afternoon of July 18, 2021, the SIC Board held a meeting to discuss the proposals received to date with members of SIC senior management and representatives of Alston & Bird, RBC Capital Markets and Truist Securities present. SIC’s financial advisors led a discussion with the SIC Board regarding each of the proposals and a proposed process for soliciting final bids and negotiating and executing final documentation for a sale of SIC. A representative of Alston & Bird reviewed the issues list provided by Sun in connection with its bid noting a few items that potentially needed clarification. Following this discussion, the SIC Board determined to include two parties in the final round of the process, approved the process for soliciting final bids and directed that final bids, including, if applicable, financing commitments, be submitted by July 31, 2021 and a markup of the draft definitive merger agreement on or about July 23, 2021.
From July 19, 2021 through July 21, 2021, SIC senior management participated in discussions with representatives of Sun and its advisors concerning a number of due diligence areas, including legal, tax and financial and accounting matters. Representatives from SIC’s legal, financial and accounting advisors also attended these discussions.
Also on July 20, 2021, Sun participated in meetings with SIC senior management covering various business due diligence topics. Representatives of RBC Capital Markets and Truist Securities were also present.
During that same week, Sun informed SIC’s financial advisors that it would deliver its comments on the draft definitive merger agreement on or about July 27, 2021.
On July 27, 2021, Kirkland & Ellis delivered a revised draft of the definitive merger agreement on behalf of Sun to SIC. Among other revisions, the revised draft proposed a termination fee equal to 3.75% of SIC’s equity value. The draft also proposed that if Parent failed to complete the transaction when required to do so, SIC would be entitled, subject to the availability of debt financing, to either seek specific performance of Parent’s obligation to complete the transaction or terminate the merger agreement and receive a reverse termination fee.

In addition, Sun proposed that certain significant stockholders of SIC would sign voting agreements committing to vote in favor of the Sun transaction and against other competing transactions. Such voting agreements also contained provisions terminating such obligations if the SIC Board exercised its rights to terminate the merger agreement.
On July 29, 2021, a representative of Alston & Bird contacted a representative of Kirkland & Ellis to clarify certain terms in the revised draft.
On July 30, 2021, Sun delivered an updated proposal to SIC proposing a purchase price of $14.00 per share in cash and requesting the right to negotiate exclusively with SIC for a period of 10 days. In addition, Sun delivered drafts of equity and debt commitment letters and a form of voting agreement for SIC’s significant affiliated stockholders.
On August 2, 2021, the SIC Board held a meeting to discuss the Sun proposal, together with members of SIC senior management and representatives of Alston & Bird, RBC Capital Markets and Truist Securities. In advance of this meeting, SIC’s financial advisors provided the SIC Board with certain information relating to their respective material relationships with Sun during the approximately prior two-year period. After considering such information, the SIC Board determined that such relationships would not adversely affect the ability of its financial advisors to continue to act as SIC’s financial advisors in connection with the transaction with Sun. A representative of Alston & Bird then reviewed Sun’s comments to the definitive merger agreement. RBC Capital Markets and Truist Securities each then separately reviewed with the SIC Board preliminary financial analyses regarding SIC and the proposed transaction. SIC senior management reviewed the preliminary financial results for the second quarter ended June 30, 2021 and projected performance of SIC giving effect to the recently closed sale of the RDS business segment and industry dynamics. The SIC Board then discussed a number of possible responses to Sun and instructed SIC’s financial advisors to request an increased purchase price from Sun and improvement in the terms of the definitive merger agreement regarding, among other items, SIC’s ability to obtain uncapped monetary damages in the event that Parent failed to complete the merger.
On August 3, 2021, following numerous discussions with SIC’s financial advisors, Sun contacted representatives of SIC’s financial advisors proposing to increase its purchase price from $14.00 per share to $14.50 per share subject to SIC agreeing that its ability to obtain specific performance of Parent’s obligation to complete the transaction would be conditioned upon the availability of debt financing, that SIC’s monetary remedies would effectively be capped at the amount of a reverse termination fee, plus up to $1 million of enforcement expense reimbursement, and that Parent would be entitled to expense reimbursement, up to a cap of 3.75% of SIC’s equity value, if SIC’s stockholders did not approve the merger in certain circumstances. The SIC Board requested that Sun further increase its purchase price. Sun subsequently distributed a letter of intent proposing a purchase price of $14.50 per share reflecting these terms and requesting exclusivity through August 8, 2021. After authorization from the SIC Board, the letter of intent was executed by both parties on the evening of August 3, 2021.
On August 6, 2021, representatives of Alston & Bird distributed revised versions of the definitive merger agreement (including a revised expense reimbursement cap of 0.5% of SIC’s equity value) and the equity and debt commitment letters to Kirkland & Ellis.
Over the next several days, representatives from Alston & Bird and Kirkland & Ellis exchanged comments on and discussed the various transaction documentation. In addition, legal counsel for the two largest stockholders of SIC, Solace Capital and B. Riley, which are affiliated with board members Brett Wyard and Bryant Riley, respectively, negotiated the terms of the Voting Agreements with representatives of Sun.
On August 8, 2021, the SIC Board held a meeting to discuss the final terms of the proposed transaction, together with members of SIC senior management and representatives of Alston & Bird, RBC Capital Markets and Truist Securities. Final versions of the definitive Merger Agreement and related disclosure schedules and certain materials from RBC Capital Markets and Truist Securities were provided to the SIC Board in advance of such meeting. The General Counsel of SIC and a representative of Alston & Bird reviewed with the SIC Board the material terms of the final Merger Agreement. Also at this meeting, RBC Capital Markets and Truist Securities each separately reviewed with the SIC Board its financial analysis of the Merger Consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated August 8, 2021, to the SIC Board to the effect that, as of that date and based on and subject to the various procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as described in the opinion, the

Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) was fair, from a financial point of view, to such holders. A representative of Alston & Bird then reviewed with the SIC Board its fiduciary duties in connection with potentially approving the Merger Agreement, the Merger and related transactions. Following further discussion and consideration of the Merger Agreement and the Merger, the SIC Board unanimously determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement were advisable, fair to and in the best interests of SIC and the SIC stockholders, approved the Merger Agreement, the Merger, the Voting Agreements and related transactions, directed that the adoption of the Merger Agreement be submitted to a vote at a meeting of the SIC stockholders, and resolved to recommend that the SIC stockholders adopt the Merger Agreement and approve the Merger.
Later in the afternoon of August 8, 2021, SIC, Parent and Merger Subsidiary executed the Merger Agreement. Immediately following the execution of the Merger Agreement, the Solace Stockholders and B Riley Stockholders entered into the Voting Agreements with Parent and the Company.
On August 9, 2021, prior to the opening of the financial markets, SIC publicly announced the execution of the Merger Agreement.
Recommendation of the SIC Board and its Reasons for the Merger
By unanimous vote, the SIC Board, at a meeting held on August 8, 2021, among other things:
•	determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement were advisable, fair to and in the best interests of SIC and the SIC stockholders,
•	approved, the execution, delivery and performance by SIC of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger,
•	declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, on the terms and subject to the conditions set forth therein and
•	resolved to recommend that the stockholders of SIC vote to adopt the Merger Agreement and approve the Merger.
The SIC Board unanimously recommends that SIC stockholders vote “FOR” the Merger Proposal.
In evaluating the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the SIC Board consulted with SIC’s senior management, outside legal counsel and financial advisors. The SIC Board determined that entering into the Merger Agreement with Parent was in the best interests of SIC and its stockholders. In arriving at this determination and in recommending that the SIC stockholders vote their shares of Common Stock in favor of adoption of the Merger Agreement, the SIC Board considered many factors, including the following non-exhaustive list (not necessarily in order of relative importance), which the SIC Board viewed as generally positive or favorable in arriving at its determination, approval and related recommendation:
•
The fact that the Merger Consideration is all cash, which provides certainty of value, while eliminating the effect of long-term business and execution risk to SIC stockholders, compared to continuing to operate SIC as a standalone entity.

•	The Merger Consideration constitutes a premium of:
○	approximately 32% based on the closing price per share of Common Stock on August 6, 2021 (the last trading day before the announcement of the Merger Agreement);
○	approximately 54% based on the closing price per share of Common Stock on June 30, 2021 (the last trading day before the announcement that SIC was exploring strategic alternatives);
○	approximately 62% based on the closing price per share of Common Stock on May 7, 2021 (the last trading day before the announcement of the sale of the RDS business segment); and
○	approximately 45% based on the 30-day average closing price per share of Common Stock on July 29, 2021.
•
The belief of the SIC Board, after a review of SIC’s current and historical financial condition, results of operations, prospects, business strategy, competitive position and industry, including the potential impact (which cannot be quantified) of those factors on the trading price of Common Stock, that the Merger Consideration is more favorable to SIC stockholders than the potential value that might have resulted from remaining a public company, considering:
○	the SIC Board’s assessment of SIC’s historical and projected financial performance, including the Projections;
○
the challenges and risks that SIC has faced, and would likely continue to face, if it remained a public company, including the inherent cyclicity and volatility of the residential homebuilding industry and repair and remodel activity, the highly competitive nature of the industry in which SIC operates and the ability of SIC to execute on its long-term strategies;

○
the SIC Board’s belief that, after completion of the sale of the RDS business segment, SIC was engaged in a single line of business and that pursuing a divestiture of SIC’s remaining business was unlikely to be more attractive than the Merger;

○	the limited trading volume of Common Stock in the market;
○
the volatility in trading price of Common Stock, which has at times been uncorrelated with SIC’s financial performance, and the limited number of U.S. equity research analysts that publish research reports regarding SIC;

○	the ongoing consolidation in the interior building products industry;
○
the SIC Board’s belief that the market views SIC as a highly levered micro-cap company with limited organic growth prospects and few strategic peers to provide a comparative market valuation of SIC and that this view has been heightened since the sale of the RDS business to Blackstone;

○	the additional costs and burdens as a public company and general market risks;
○	the continued risk and uncertainty of COVID-19 on SIC’s business and financial results; and
○	the other risks and uncertainties discussed under the heading “Risk Factors” in SIC’s most recently filed Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q.
•
The process undertaken by SIC, with the assistance of SIC’s senior management and legal and financial advisors, to evaluate potential strategic alternatives that created an opportunity for potentially interested parties to negotiate a transaction with SIC if such parties desired to do so, and the fact that the Merger Consideration was the highest value received in such process;

•
The SIC Board’s belief that SIC, with the assistance of its legal and financial advisors, had negotiated the most favorable terms that Sun was willing to offer, including the highest price per share that Sun was willing to pay for SIC and the highest price reasonably available to SIC under the circumstances;

•
The separate financial presentations and opinions, each dated August 8, 2021, of RBC Capital Markets and Truist Securities to the SIC Board as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates), which opinions were based on and subject to the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as more fully described below under the heading “The Merger—Opinions of SIC’s Financial Advisors;”

•
The terms of the Merger Agreement related to SIC’s ability to respond to unsolicited acquisition proposals, which the SIC Board determined would be unlikely to deter third parties from making a competing proposal by the provisions of the Merger Agreement, including because the SIC Board may, under certain circumstances, furnish information or enter into discussions in connection with an acquisition proposal if the failure to take such actions could be inconsistent with the SIC Board’s fiduciary duties. In this regard, the SIC Board considered that:

○
subject to its compliance with the Merger Agreement and prior to the approval of the Merger Agreement by the SIC stockholders, the SIC Board can change its recommendation to the SIC stockholders with respect to the approval of the Merger Agreement if, among other things, it determines that such competing proposal constitutes or would reasonably be expected to lead to a superior proposal with respect to SIC; and

○
while the Merger Agreement contains a Termination Fee that SIC would be required to pay to Parent in certain circumstances, the SIC Board believes that the Termination Fee is reasonable in light of such circumstances and the overall terms of the Merger Agreement and the extensive strategic process undertaken by SIC, consistent with fees in comparable transactions, and not preclusive of other offers. For further discussion regarding the circumstances in which SIC would be required to pay the Termination Fee, please see “The Merger Agreement—SIC’s Payment of Termination Fee” beginning on page 86.

•	The fact that the Merger will be subject to the approval of SIC stockholders.
•	The support of the Merger by the Solace Stockholders and B. Riley Stockholders, as evidenced by their execution of the Voting Agreements.
•	The reputation of Sun, including its history of successful acquisitions, and the SIC Board’s belief that Sun was highly likely to complete the Merger.
•	The fact that SIC stockholders who do not vote to adopt the Merger Agreement and who follow certain prescribed procedures would be entitled to seek appraisal under Delaware law.
•
The fact that if Parent fails to complete the Merger when required to do so under the Merger Agreement, SIC has the right under the Merger Agreement to pursue specific performance of Parent’s obligation to complete the Merger or to terminate the Merger Agreement and obtain payment by Parent of the Reverse Termination Fee of $30,847,500.

•
The terms of the Merger Agreement, taken as a whole, including the parties’ representations, warranties and covenants and the circumstances under which the Merger Agreement may be terminated, which the SIC Board considered in consultation with SIC’s legal advisors and viewed as reasonable. The SIC Board also reviewed and considered the limited number and nature of the conditions to the completion of the Merger.

The SIC Board also considered and balanced against the potentially positive factors a number of possible uncertainties, risks and factors it deemed generally potentially negative or unfavorable in making its determination, approval and related recommendation, including the following non-exhaustive list (not necessarily in order of relative importance):
•
The fact that SIC stockholders will not participate in any future earnings or growth of SIC and will not benefit from any appreciation in value of SIC, including any appreciation in value that could be realized as a result of improvements to SIC’s operations.

•	The possible diversion of management focus and resources from operational matters and other strategic opportunities while working to implement the Merger.
•
The potential negative effect of the pendency of the transaction on SIC’s business, including its relationships with employees, customers, and suppliers, and the restrictions on the conduct of SIC’s business prior to completion of the Merger.

•
The risk that the Merger may not be completed despite the parties’ efforts or that completion of the Merger may be delayed, even if the requisite approval is obtained from SIC stockholders, including the possibility that conditions to the parties’ obligations to complete the Merger may not be satisfied (including the possibility that applicable regulatory approvals may not be obtained), and the potential resulting disruptions to SIC’s business.

•	The fact that regulatory approval is required to complete the Merger, which presents a risk that the consummation of the Merger may be delayed or that such approval may not be obtained at all.

•
The fact that, subject to certain limited exceptions, during the term of the Merger Agreement, SIC is prohibited from soliciting, initiating or knowingly facilitating or encouraging any inquiry, proposal, indication of interest or offer with respect to a competing proposal for SIC.

•
SIC’s obligation to pay to Parent the Termination Fee of $15,423,750 if the Merger Agreement is terminated under specified circumstances or to reimburse Parent for up to $2,056,500 of its expenses in the event the Merger Agreement is terminated because of a failure to obtain the Company Stockholder Approval; for more information, see “The Merger Agreement—Termination of the Merger Agreement” beginning on page 85.

•	The fact that SIC does not have the right to seek specific performance of Parent’s obligation to complete the Merger if the Debt Financing is not available.
•	The fact that the parties have incurred and will continue to incur significant transaction costs and expenses in connection with the Merger, regardless of whether the Merger is consummated.
•	The fact that the consideration received by SIC stockholders in the Merger will be taxable for U.S. federal income tax purposes.
The SIC Board considered all of these factors as a whole, as well as others, and, on balance, concluded that the potential benefits of the Merger to SIC stockholders outweighed the possible risks, uncertainties, restrictions and potentially negative factors associated with the Merger.
The foregoing discussion of factors considered by the SIC Board is not intended to be exhaustive but is meant to include material factors considered by the SIC Board. The SIC Board collectively reached the conclusion to approve the Merger Agreement in light of the various factors described above and other factors that the members of the SIC Board believed were appropriate. In light of the variety of factors considered in connection with its evaluation of the Merger, the SIC Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the SIC Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The SIC Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The SIC Board based its recommendation on the totality of the information available to it, including discussions with SIC’s management and outside legal and financial advisors. It should be noted that this explanation of the reasoning of the SIC Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Concerning Forward-Looking Information” beginning on page 22.
Financial Projections
SIC does not as a matter of course publicly disclose long-term projections as to future performance, revenues, operating income or other financial results. However, SIC’s management prepared the Projections for the SIC Board in connection with its evaluation of potential strategic alternatives. The Projections also were made available to RBC Capital Markets and Truist Securities and approved by the SIC Board for their use and reliance in connection with their respective financial analyses and opinions to the SIC Board as described in the section captioned “—Opinions of SIC’s Financial Advisors.” The Projections additionally were made available to Sun along with other potential counterparties in connection with their due diligence review of SIC. The Projections are not included in this proxy statement to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to the shares of Common Stock.
The Projections are forward-looking statements. Important factors that may affect actual results and cause the Projections not to be achieved include, but are not limited to, the risks and uncertainties described below and those described in the section captioned “Cautionary Statement Concerning Forward-Looking Information” beginning on page 22. Although the Projections are presented with numerical specificity, they reflect numerous estimates and assumptions made by SIC with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to SIC’s business, all of which are difficult or impossible to predict and many of which are beyond SIC’s control. The Projections reflect assumptions as to certain potential business decisions that are subject to change. Without limiting the generality of the foregoing, the Projections include assumptions relating to revenue growth, levels of expenditures and capital structure and do not include future acquisitions. The Projections cover several years and such information by its nature becomes less predictive with each successive year. The Projections were prepared on a standalone basis without giving effect to the Merger. Furthermore, the Projections do not take into account the effect of any failure of the Merger to be completed and should not be viewed as accurate or continuing in that context.
In the view of SIC’s management, the Projections were reasonably prepared to reflect the best currently available estimates and judgments of SIC’s management of the future financial performance of SIC and other matters covered thereby. The inclusion of the Projections should not be regarded as an indication that SIC, any of its affiliates, officers, directors, advisors or other representatives or anyone who received this information then considered, or now considers, them a prediction of actual future events, and this information should not be relied upon as such. The inclusion of the Projections herein should not be deemed an admission or representation by SIC that it views such Projections as material information. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Projections will necessarily be predictive of actual future events given the inherent risks and uncertainties associated with such long-range forecasts. No representation is made by SIC or any other person regarding SIC’s ultimate performance compared to the Projections. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about SIC contained in its public filings with the SEC. For additional information, see the section captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections.
The Projections included in this document have been prepared by, and are solely the responsibility of, SIC’s management. Neither our independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Some of the Projections are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude items that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
	Fiscal Year Ending December 31,
(in millions of US dollars)	2021E	2022E	2023E	2024E	2025E
Net Revenue	$269.3	$299.9	$330.2	$361.6	$393.4
Gross Profit	$78.4	$88.2	$97.5	$106.8	$116.3
Adjusted EBITDA(1)	$33.3	$39.3	$45.2	$51.1	$57.3
(1)
For purposes of the Projections, Adjusted EBITDA is defined as GAAP consolidated net income (loss) from continuing operations before interest, taxes, depreciation and amortization, equity-based compensation expense and other costs that are deemed to be transitional in nature or not related to our core operations, including employee related reorganization costs, purchase accounting fair value adjustments, acquisition and integration related costs, other non-recurring costs, productivity and operational efficiency initiatives costs, facility closures and divestitures, legal settlements, new branch startup costs, loss on extinguishment of debt, strategic alternatives costs, and other non-operating costs. Adjusted EBITDA is a financial measure that is not defined under or calculated in accordance with GAAP.

Opinions of SIC’s Financial Advisors
Opinion of RBC Capital Markets, LLC
The Company engaged RBC Capital Markets as a financial advisor to the Company in connection with the Merger. As part of this engagement, the SIC Board requested that RBC Capital Markets evaluate the fairness, from a financial point of view, of the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates). At an August 8, 2021 meeting of the SIC Board held to evaluate the Merger, RBC Capital Markets rendered an oral opinion, confirmed by delivery of a written opinion dated August 8, 2021, to the SIC Board to the effect that, as of that date and based on and subject to the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as described in the opinion, the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) was fair, from a financial point of view, to such holders.
The full text of RBC Capital Markets’ written opinion, dated August 8, 2021, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. The written opinion sets forth, among other things, the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken by RBC Capital Markets in connection with its opinion. The following summary of RBC Capital Markets’ opinion is qualified in its entirety by reference to the full text of the opinion. RBC Capital Markets delivered its opinion to the SIC Board for the benefit, information and assistance of the SIC Board (in its capacity as such) in connection with its evaluation of the Merger. RBC Capital Markets’ opinion addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration (to the extent expressly specified in such opinion) and did not address any other aspect of the Merger. RBC Capital Markets’ opinion also did not address the underlying business decision of the Company to engage in the Merger or the relative merits of the Merger compared to any alternative business strategy or transaction that may be available to the Company or which the Company might engage in or consider. RBC Capital Markets did not express any opinion and does not make any recommendation to any securityholder as to how such securityholder should vote or act with respect to the Merger or any proposal to be voted upon in connection with the Merger or otherwise.
For purposes of rendering its opinion, RBC Capital Markets undertook such review, inquiries and analyses as it deemed necessary or appropriate under the circumstances and, among other things:
•	reviewed the financial terms of an execution version, provided to RBC Capital Markets on August 8, 2021, of the Merger Agreement;
•
reviewed certain publicly available financial and other information, and certain historical operating data, relating to the Company made available to RBC Capital Markets from published sources and internal records of the Company;

•
reviewed certain financial projections and other estimates and data relating to the Company prepared by the Company’s management, which projections and other estimates and data RBC Capital Markets was directed by the Company to utilize for purposes of RBC Capital Markets’ analyses and opinion;

•	held discussions with members of the Company’s senior management with respect to the business, prospects and financial outlook of the Company;
•	reviewed the reported prices and trading activity for Common Stock;
•	compared certain financial metrics of the Company with those of selected publicly traded companies that RBC Capital Markets considered generally relevant in evaluating the Company;
•	compared certain financial terms of the Merger with those of selected precedent transactions that RBC Capital Markets considered generally relevant in evaluating the Merger;
•	considered the results of a sale process undertaken by the Company to solicit indications of interest from third parties in the possible acquisition of the Company; and
•	considered other information and performed other studies and analyses as RBC Capital Markets deemed appropriate.
In rendering its opinion, RBC Capital Markets assumed and relied upon the accuracy and completeness of all information that was reviewed by RBC Capital Markets, including all financial, legal, tax, accounting, operating and other information provided to or discussed with RBC Capital Markets by or on behalf of the Company (including, without limitation, financial statements and related notes), and upon the assurances of the Company’s management and other representatives that they were not aware of any relevant information that was omitted or that remained undisclosed to RBC Capital Markets. RBC Capital Markets did not assume responsibility for independently verifying and did not independently verify such information. RBC Capital Markets assumed that the financial projections and other estimates and data that RBC Capital Markets was directed to utilize in its analyses were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of, and were a reasonable basis upon which to evaluate, the Company and the other matters covered thereby. RBC Capital Markets expressed no opinion as to any such financial projections or other estimates and data utilized in RBC Capital Markets’ analyses or the assumptions upon which they were based.
RBC Capital Markets relied upon the assessments of the Company’s management as to, among other things, (i) the potential impact on the Company of market, competitive, seasonal, cyclical, macroeconomic and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the interior building products and services industry and the geographic regions in which the Company operates, (ii) implications for the Company of the global COVID-19 pandemic, and (iii) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, suppliers, manufacturers, subcontractors and other commercial relationships of the Company. RBC Capital Markets assumed that there would be no developments with respect to any of the foregoing that would be meaningful in any respect to its analyses or opinion.
In connection with its opinion, RBC Capital Markets did not assume any responsibility to perform, and it did not perform, an independent valuation or appraisal of any of the assets or liabilities (contingent, off-balance sheet, accrued, derivative or otherwise) of or relating to the Company or any other entity and RBC Capital Markets was not furnished with any such valuations or appraisals. RBC Capital Markets did not assume any obligation to conduct, and it did not conduct, any physical inspection of the property or facilities of the Company or any other entity. RBC Capital Markets was not requested to make, and did not make, an independent evaluation of, and expressed no opinion or view as to, any pending or potential litigation, claims, governmental, regulatory or other proceedings or investigations or possible unasserted claims or other contingent liabilities affecting the Company or any other entity. RBC Capital Markets did not evaluate the solvency or fair value of the Company or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.
RBC Capital Markets assumed that the Merger would be consummated in accordance with the terms of the Merger Agreement and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, permits, waivers and agreements for the Merger, no delay, limitation, restriction or condition would be imposed or occur, including any divestiture or other requirements, that would have an adverse effect on the Company or the Merger or that otherwise would be meaningful in any respect to RBC Capital Markets’ analyses or opinion. In addition, RBC Capital Markets assumed that the final executed Merger Agreement would not differ in any respect meaningful to its analyses or opinion from the execution version that RBC Capital Markets reviewed.
RBC Capital Markets’ opinion spoke only as of the date of the opinion, was based on conditions as they existed and information supplied or reviewed as of the date of the opinion, and is without regard to any market, economic, financial, legal, regulatory or other circumstances or event of any kind or nature which may exist or occur after such date. RBC Capital Markets did not undertake and has no obligation to reaffirm, revise or update its opinion or otherwise comment upon events occurring after the date of its opinion with respect to its opinion. RBC Capital Markets did not express any opinion as to the price or range of prices at which Common Stock or any other securities of the Company may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger. As the SIC Board was aware, the credit, financial and stock markets, the industry in which the Company operates and the securities of the Company have experienced and may continue to experience volatility and disruptions, including from the COVID-19 pandemic, and RBC Capital Markets expressed no opinion or view as to any potential effects of such volatility or disruptions on the Company or the Merger.
RBC Capital Markets’ opinion addressed only the fairness, from a financial point of view and as of the date of the opinion, of the Merger Consideration (to the extent expressly specified in the opinion), without regard to individual circumstances of specific holders that may distinguish such holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) or the securities of the Company held by such holders nor did RBC Capital Markets’ opinion address proportionate allocation or relative fairness. RBC Capital Markets’ opinion did not in any way address any other terms, conditions, implications or other aspects of the Merger or the Merger Agreement, including, without limitation, the form or structure of the Merger, any agreement, arrangement or understanding to be entered into in connection with or contemplated by the Merger or otherwise. RBC Capital Markets did not express any opinion or view with respect to, and RBC Capital Markets relied upon the assessments of the Company and the Company’s representatives regarding, legal, regulatory, tax, accounting and similar matters, including, without limitation, tax or other consequences resulting from the Merger or otherwise or changes in, or the impact of, accounting standards or tax or other laws, regulations and governmental and legislative policies affecting the Company or the Merger, as to which RBC Capital Markets understood that the Company obtained such advice as the Company deemed necessary from qualified professionals. Further, in rendering its opinion, RBC Capital Markets did not express any view on, and its opinion did not address, the fairness of the amount or nature of the compensation (if any) or other consideration to any officers, directors or employees of any party, or class of such persons, relative to the Merger Consideration or otherwise. The issuance of RBC Capital Markets’ opinion was approved by RBC Capital Markets’ fairness opinion committee.
In preparing its opinion to the SIC Board, RBC Capital Markets performed various financial and comparative analyses, including those described below. The summary below of RBC Capital Markets’ material financial analyses provided to the SIC Board in connection with RBC Capital Markets’ opinion is not a comprehensive description of all analyses undertaken or factors considered by RBC Capital Markets in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. RBC Capital Markets believes that the analyses and factors summarized below must be considered as a whole and in context.
In arriving at its opinion, RBC Capital Markets employed several analytical methodologies and considered various financial matters and no one method of analysis should be regarded as critical to the overall conclusion reached by RBC Capital Markets. Each analytical technique and financial consideration has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusion reached by RBC Capital Markets was based on all analyses and factors presented, taken as a whole, and also on application of RBC Capital Markets’ experience and judgment. Such conclusion may have involved significant elements of subjective judgment and qualitative analysis and no opinion was given as to the value or merit standing alone of any one or more portions of such analyses or factors.
In performing its analyses, RBC Capital Markets considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying RBC Capital Markets’ analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those estimates or those suggested by RBC Capital Markets’ analyses. The analyses do not purport to be appraisals or to reflect the prices at which a company or business might actually be sold or acquired or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as RBC Capital Markets’ view of the actual value of the Company.
The Merger Consideration was determined through negotiations between the Company and Sun and the decision of the Company to enter into the Merger Agreement was solely that of the SIC Board. RBC Capital Markets’ opinion and analyses were only one of many factors considered by the SIC Board in its evaluation of the Merger and should not be viewed as determinative of the views of the SIC Board, the Company’s management or any other party with respect to the Merger or the consideration payable in the Merger.
Financial Analyses
The summary of the financial analyses described below under this heading “—Financial Analyses” is a summary of the material financial analyses provided by RBC Capital Markets to the SIC Board in connection with RBC Capital Markets’ opinion, dated August 8, 2021. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by RBC Capital Markets, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Selecting portions of RBC Capital Markets’ financial analyses or factors considered or focusing on the data set forth in the tables below without considering all analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of RBC Capital Markets’ financial analyses. Future results may differ from those described and such differences may be material. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses.
Selected Public Companies Analyses. RBC Capital Markets performed a selected public companies analysis of the Company in which RBC Capital Markets reviewed certain financial and stock market information of the Company and the following seven selected publicly traded companies in the building products industry with equity market capitalizations (as of August 6, 2021) of approximately $1 billion or less that RBC Capital Markets considered generally relevant for purposes of analysis, collectively referred to as the selected companies:
•	BlueLinx Holdings Inc.
•	Caesarstone Ltd.
•	Interface, Inc.
•	Lumber Liquidators Holdings, Inc.
•	Quanex Building Products Corporation
•	Tecnoglass Inc.
•	Tile Shop Holdings, Inc.
RBC Capital Markets reviewed, among other things, enterprise values of the selected companies, calculated as equity values based on closing stock prices on August 6, 2021 plus total debt, preferred stock and non-controlling interests and less cash and cash equivalents, as a multiple of calendar year 2021 and calendar year 2022 estimated earnings before interest, taxes, depreciation and amortization adjusted for one-time non-recurring items and stock-based compensation expense, referred to as adjusted EBITDA. Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information. Financial data of the Company was based on financial projections and other estimates and data of the Company’s management, publicly available research analysts’ estimates, public filings and other publicly available information.
The overall low to high calendar year 2021 and calendar year 2022 estimated adjusted EBITDA multiples observed for selected companies were 3.2x to 9.8x (with a mean of 6.7x and a median of 6.4x) and 4.9x to 9.2x (with a mean of 6.9x and a median of 6.4x), respectively. RBC Capital Markets then applied selected ranges of calendar year 2021 and calendar year 2022 estimated adjusted EBITDA multiples derived from the selected companies of 6.0x to 10.0x and 6.0x to 9.5x, respectively, to corresponding data of the Company based on financial projections and other estimates of the Company’s management. This analysis indicated the following implied per share equity value reference range for the Company, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Ranges Based on:		Merger Consideration
CY2021 Estimated Adjusted EBITDA	CY2022 Estimated Adjusted EBITDA	$14.50
$8.53 – $13.23	$9.80 – $14.65
No company or business used in these analyses is identical to the Company. Accordingly, an evaluation of the results of these analyses is not entirely mathematical. Rather, these analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies or businesses to which the Company was compared.

Selected Precedent Transactions Analysis. RBC Capital Markets performed a selected precedent transactions analysis of the Merger in which RBC Capital Markets reviewed, to the extent publicly available, certain financial information relating to the following 11 selected precedent transactions that RBC Capital Markets considered generally relevant for purposes of analysis as transactions involving companies with operations in the building products industry, collectively referred to as the selected transactions:
Announcement Date	Acquiror		Target
June 2021	•	Hardwoods Distribution Inc.	•	Novo Building Products Holdings, LLC
May 2021	•	An affiliate of Blackstone Inc.	•	Select Interior Concepts, Inc. - Residential Design Services segment
February 2021	•	Funds managed by Blackstone Inc.	•	Interior Logic Group Holdings, LLC
December 2020	•	Foundation Building Materials, Inc.	•	Beacon Roofing Supply, Inc. - Interior products and insulation businesses
September 2019	•	Reece Limited	•	Todd Pipe & Supply, LLC
April 2018	•	GMS Inc.	•	WSB Titan
March 2018	•	BlueLinx Corporation	•	Cedar Creek Holdings, Inc.
March 2018	•	TopBuild Corp.	•	United Subcontractors, Inc.
January 2018	•	HD Supply Holdings, Inc.	•	A.H. Harris Construction Supplies
August 2016	•	ABC Supply Co., Inc.	•	L&W Supply Corporation
July 2016	•	Foundation Building Materials, Inc.	•	Superior Plus Corp. - Construction products division (Winroc-SPI)
RBC Capital Markets reviewed, among other things, transaction values, based on the consideration paid or payable at closing in the selected transactions as a multiple, to the extent publicly available, of the target company’s or business’ most recent publicly disclosed last 12 months adjusted EBITDA, referred to as LTM adjusted EBITDA, as of the announcement date of the relevant transaction. Financial data for the selected transactions were based on publicly available research analysts’ estimates, public filings and other publicly available information. Financial data for the Company was based on financial projections and other estimates and data of the Company’s management and public filings.
The overall low to high LTM adjusted EBITDA multiples observed for the selected transactions were 6.9x and 12.9x (with a mean and median of 9.9x). RBC Capital Markets then applied a selected range of LTM adjusted EBITDA multiples derived from the selected transactions of 9.0x to 11.0x to the Company’s LTM adjusted EBITDA (as of June 30, 2021).
This analysis indicated the following implied per share equity value reference range for the Company, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range	Merger Consideration
$10.76 – $12.82	$14.50
No company, business or transaction used in this analysis is identical to the Company or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, businesses or transactions to which the Company and the Merger were compared.
Discounted Cash Flow Analyses. RBC Capital Markets performed a discounted cash flow analysis of the Company by calculating the estimated present value of the standalone unlevered free cash flows that the Company was forecasted to generate during the fiscal years ending December 31, 2021 through December 31, 2025 based on financial projections and other estimates and data of the Company’s management. RBC Capital Markets calculated terminal values for the Company by applying to the Company’s terminal year unlevered free cash flow a selected range of perpetuity growth rates of 2.0% to 3.0%. The unlevered free cash flows and terminal values were then discounted to present value (as of June 30, 2021) using a selected range of discount rates of 13.0% to 15.0%. This analysis indicated the following implied per share equity value reference range for the Company, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range	Merger Consideration
$9.86 – $12.06	$14.50
Certain Additional Information.
RBC Capital Markets observed certain factors that were not considered part of RBC Capital Markets’ financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:
•
the historical trading performance of Common Stock during the 52-week period ended August 6, 2021, which indicated low and high closing prices for Common Stock during such 52-week period of $5.09 per share and $11.80 per share; and

•
publicly available research analysts’ forward stock price targets for Common Stock, which indicated a target stock price range for Common Stock of $11.07 to $12.78 per share, discounted to present value as of August 6, 2021.

Miscellaneous
The Company has agreed to pay RBC Capital Markets for its services as a financial advisor to the Company an aggregate fee currently estimated to be approximately $5.5 million, of which a portion was payable upon delivery of RBC Capital Markets’ opinion and approximately $4.75 million is contingent upon consummation of the Merger. The Company also has agreed to reimburse RBC Capital Markets for expenses incurred in connection with RBC Capital Markets’ services and to indemnify RBC Capital Markets and related persons against certain liabilities, including liabilities under federal securities laws, arising out of RBC Capital Markets’ engagement.
As the SIC Board was aware, RBC Capital Markets and certain of its affiliates in the past have provided and in the future may provide investment banking, commercial banking and/or financial advisory services unrelated to the Merger to the Company and/or certain of its affiliates, for which services RBC Capital Markets and its affiliates received and may receive compensation, including, during the approximately two-year period prior to the date of RBC Capital Markets’ opinion, having acted as a financial advisor to the Company in connection with the sale of the Company’s RDS business segment. During such approximately two-year period, RBC Capital Markets and such affiliates received aggregate fees for such financial advisory services described above of approximately $4 million from the Company. As the SIC Board also was aware, RBC Capital Markets and certain of its affiliates in the past have provided and currently are providing investment banking, commercial banking and/or financial advisory services to Sun and/or certain of its affiliates and portfolio companies and in the future may provide such services to Parent, Sun and/or certain of their respective affiliates and portfolio companies, as applicable, for which services RBC Capital Markets and its affiliates have received and may receive compensation, including, during the approximately two-year period prior to the date of RBC Capital Markets’ opinion, having acted or acting as joint lead arranger in connection with, and as a lender under, certain credit facilities of a portfolio company of Sun. During such approximately two-year period, RBC Capital Markets and such affiliates received aggregate fees for such investment banking and/or commercial banking services of less than $100,000 from Sun and/or certain of its portfolio companies.
RBC Capital Markets, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, RBC Capital Markets and/or certain of its affiliates may act as a market maker and broker in the publicly traded securities of the Company and/or other entities involved in the Merger or their respective affiliates and portfolio companies, as applicable, and receive customary compensation in connection therewith, and may also actively trade or hold securities or financial instruments (including loans and other obligations) of such entities for RBC Capital Markets’ or its affiliates’ account or for the account of customers and, accordingly, RBC Capital Markets and its affiliates may hold long or short positions or otherwise effect transactions in such securities or financial instruments.
RBC Capital Markets is an internationally recognized investment banking firm which is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. The Company selected RBC Capital Markets as the Company’s financial advisor in connection with the Merger on the basis of RBC Capital Markets’ experience in similar transactions, reputation in the investment community and familiarity with the Company’s business and industry.
Opinion of Truist Securities, Inc.
The Company engaged Truist Securities as a financial advisor to the Company in connection with the Merger. As part of this engagement, the SIC Board requested that Truist Securities evaluate the fairness, from a financial point of view, of the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates). At an August 8, 2021 meeting of the SIC Board held to evaluate the Merger, Truist Securities rendered an oral opinion, confirmed by delivery of a written opinion dated August 8, 2021, to the SIC Board to the effect that, as of that date and based on and subject to the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as described in the opinion, the Merger Consideration to be received pursuant to the Merger Agreement by holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) was fair, from a financial point of view, to such holders.
The full text of Truist Securities’ written opinion, dated August 8, 2021, is attached as Annex C to this Proxy Statement and the following summary of Truist Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. Truist Securities’ opinion was directed to the SIC Board (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other terms, conditions, aspects or implications of the Merger. However, neither Truist Securities’ written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement is intended to be, and they do not constitute, advice or a recommendation as to, or otherwise address, how the SIC Board or any securityholder of the Company should act or vote with respect to any matter relating to the Merger or otherwise.
For purposes of rendering its opinion, Truist Securities undertook such review, inquiries and analyses as it deemed necessary or appropriate under the circumstances and, among other things:
•	reviewed a draft, dated August 8, 2021, of the Merger Agreement;
•	reviewed certain publicly available business and financial information relating to the Company;
•
compared the financial and operating performance of the Company with publicly available information concerning certain other publicly traded companies Truist Securities deemed relevant and reviewed the current market prices of the Common Stock and certain publicly traded equity securities of other companies Truist Securities deemed relevant;

•
reviewed certain other information relating to the historical, current and future business, financial condition, results of operations and prospects of the Company made available to Truist Securities by the Company, including the certain financial projections and other estimates and data relating to the Company prepared by the Company’s management, which projections and other estimates and data Truist Securities was directed by the Company to utilize for purposes of Truist Securities’ analyses and opinion;

•	reviewed the financial and operating performance of the Company, as compared to that of companies with publicly traded equity securities that Truist Securities deemed relevant;
•
held discussions with members of the Company’s senior management and certain of the Company’s representatives and advisors regarding the business, financial condition, results of operations and prospects of the Company and the Merger; and

•
undertook such other studies, analyses and investigations as Truist Securities deemed appropriate, including considering the results of its efforts on behalf of the Company to solicit, at the direction of the Company, indications of interest from third parties with respect to a possible acquisition of all or a portion of the Company.

Truist Securities relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. Truist Securities’ role in reviewing such data, material and other information was limited solely to performing such review as Truist Securities deemed necessary and appropriate to support its opinion, and such review was not conducted on behalf of the SIC Board or any other person.
Management of the Company advised Truist Securities, and Truist Securities assumed, that the financial projections and other estimates and data provided by the Company were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company, including, without limitation, the direct and indirect potential business, financial, economic and market implications of the COVID-19 pandemic and related illnesses, and provided a reasonable basis on which to evaluate the Company. Truist Securities expressed no view or opinion with respect to the financial projections and other estimates and data provided by the Company or the assumptions on which they were based. Truist Securities further relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the dates of the information, financial or otherwise, provided to Truist Securities except for such changes as would not be material to its analyses or opinion and that there was no information or any facts that would make any of the information discussed with or reviewed by Truist Securities incomplete or misleading.
Truist Securities also relied upon and assumed without independent verification that (i) the representations and warranties of all parties to the Merger Agreement and all of the documents and agreements referred to therein were true and correct; (ii) each party to the Merger Agreement and all of the documents and agreements referred to therein would fully and timely perform all of the covenants and agreements required to be performed by such party under the Merger Agreement and such other documents and agreements, as applicable; (iii) all conditions to the consummation of the Merger would be satisfied without waiver thereof; (iv) the Merger would be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement therein; and (v) in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or the expected benefits of the Merger. Truist Securities also assumed that the Merger Agreement, when executed by the parties thereto, would conform to the draft reviewed by it in all respects material to its analyses and opinion.
Furthermore, in connection with its opinion, Truist Securities was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of or relating to the Company or any other party to the Merger, nor was Truist Securities provided with any such appraisal or evaluation. Truist Securities did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities relating to the Company or of any governmental investigation of any possible unasserted claims or other contingent liabilities relating to the Company. Truist Securities did not express any opinion as to the price or range of prices at which Common Stock may be purchased or sold at any time.
Truist Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to Truist Securities as of, the date of its opinion. Truist Securities has no obligation to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring or information that otherwise comes to its attention after the date of its opinion. Furthermore, as the SIC Board was aware, the credit, financial and stock markets had been experiencing significant volatility, due to, among other things, the COVID-19 pandemic and related illnesses and the direct and indirect business, financial, economic and market implications thereof, and Truist Securities expressed no opinion or view as to any potential effects of such volatility on the Company or the Merger.

Truist Securities’ opinion only addressed the fairness, from a financial point of view, to the holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement, and did not address any other aspect or implication of the Merger or any agreement, arrangement or understanding entered into in connection therewith or otherwise.
Truist Securities was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the SIC Board, the Company or any other party to proceed with or effect the Merger; (ii) the form, structure or any other portion or aspect of the Merger; (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of any party (other than the holders of Common Stock (other than, as applicable, Parent, Sun, Merger Subsidiary and their respective affiliates) in the manner set forth in its opinion); (iv) the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or any other party or the effect of any other transaction in which the Company or any other party might engage; (v) whether or not Parent, Merger Subsidiary, the Company or any other party is receiving or paying reasonably equivalent value in the Merger; (vi) the fairness of any portion or aspect of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents or the fairness of the allocation of any consideration amongst or within classes or groups of security holders or other constituents; (vii) the solvency, creditworthiness or fair value of Parent, Merger Subsidiary, the Company or any other participant in the Merger or any of their respective assets under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Merger Consideration or otherwise. Furthermore, Truist Securities did not provide any opinion, counsel or interpretation in matters that require legal, regulatory, accounting, insurance, tax, environmental or other similar professional advice. Truist Securities assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Truist Securities relied, with the SIC Board’s consent, on the assessments by the SIC Board, the Company and their respective advisors as to all legal, regulatory, accounting, insurance, tax and environmental matters with respect to the Company and the Merger.
In performing its analyses, Truist Securities considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. The implied valuation reference ranges indicated by Truist Securities’ analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the Company’s control and the control of Truist Securities. Much of the information used in, and accordingly the results of, Truist Securities’ analyses are inherently subject to substantial uncertainty.
Truist Securities’ opinion and analyses were provided to the SIC Board in connection with its evaluation of the proposed Merger and were among many factors considered by the SIC Board in evaluating the proposed Merger. Neither Truist Securities’ opinion nor its analyses were determinative of the Merger Consideration or of the views of the SIC Board with respect to the proposed Merger. Truist Securities was retained by the Company as an independent contractor, and did not act as an agent or fiduciary of the SIC Board, the Company, the security holders or creditors of the Company or any other person or entity.
Financial Analyses
The summary of the financial analyses described below under this heading “—Financial Analyses” is a summary of the material financial analyses provided by Truist Securities to the SIC Board in connection with Truist Securities’ opinion, dated August 8, 2021. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Truist Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Selecting portions of Truist Securities’ financial analyses or factors considered or focusing on the data set forth in the tables below without considering all analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Truist Securities’ financial analyses. Future results may differ from those described and such differences may be material. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses.
Selected Public Companies Analysis.
Truist Securities compared selected financial and operating data for the Company with similar data for selected publicly traded companies Truist Securities deemed relevant. None of the selected companies is identical to the Company. The selected companies were chosen because, among other things, they are companies with publicly traded equity securities in the building products industry with equity market capitalizations (as of August 5, 2021) of approximately $ 1 billion or less that Truist Securities considered generally relevant for purposes of analysis. The selected companies analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they affect the Company. The selected companies were:
•	BlueLinx Holdings Inc.
•	Caesarstone Ltd.
•	Interface, Inc.
•	Quanex Building Products Corporation
•	Tecnoglass Inc.
•	Hardwoods Distribution Inc
Truist Securities reviewed, among other things, enterprise values of the selected companies, calculated as the market value of the company’s common stock on a fully diluted basis, plus book value of debt and other adjustments, including preferred equity and non-controlling interests, less cash as multiples of “EBITDA” (defined as earnings before interest, taxes, depreciation, and amortization) for the last 12 months (“LTM”) and estimated for the calendar year ending 2021. Estimates of financial data for the selected companies were based on publicly available information, including publicly available research analyst estimates for those companies.
Based upon its experience and judgment, and information provided by the Company, the overall low to high for the LTM and the calendar year ending 2021 estimated adjusted EBITDA multiples observed for selected companies were 3.0x to 9.9x (with a mean of 7.0x and a median of 7.6x) and 3.1x to 9.2x (with a mean of 6.9x and a median of 6.9x), respectively. Truist Securities then applied selected ranges of the LTM and the calendar year ending 2021 estimated adjusted EBITDA multiples derived from the selected companies of 7.75x to 9.25x and 7.25x to 8.75x, respectively, to corresponding data of the Company based on financial projections and other estimates of the Company’s management. This analysis indicated the following implied per share equity value reference range for the Company, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Ranges Based on:		Merger Consideration
LTM Adjusted EBITDA	CY2021 Estimated Adjusted EBITDA	$14.50
$9.29 – $10.84	$9.82 – $11.58

Selected Precedent Transactions Analysis. Truist Securities performed a selected precedent transactions analysis of the Merger in which Truist Securities reviewed, to the extent publicly available, certain financial information relating to the following 12 selected precedent transactions that Truist Securities considered generally relevant for purposes of analysis as transactions involving companies with operations in the relevant industry, collectively referred to as the selected transactions:
Announcement Date	Acquiror		Target
May 2021	•	An affiliate of Blackstone Inc.	•	Select Interior Concepts, Inc. - Residential Design Services segment
February 2021	•	Funds managed by Blackstone Inc.	•	Interior Logic Group Holdings, LLC
December 2020	•	Foundation Building Materials, Inc.	•	Beacon Roofing Supply, Inc. - Interior products and insulation businesses
September 2019	•	Reece Limited	•	Todd Pipe & Supply, LLC
September 2018	•	Industrea Acquisition Corp.	•	Concrete Pumping Holdings, Inc.
April 2018	•	GMS Inc.	•	WSB Titan
March 2018	•	BlueLinx Corporation	•	Cedar Creek Holdings, Inc.
March 2018	•	TopBuild Corp.	•	United Subcontractors, Inc.
October 2016	•	Installed Building Products, Inc.	•	Trilok Industries, Inc., Alpha Insulation and Waterproofing, Inc., and Alpha Insulation and Waterproofing Company
August 2016	•	ABC Supply Co., Inc.	•	L&W Supply Corporation
August 2016	•	Foundation Building Materials, Inc.	•	Superior Plus Corp. - Construction products division (Winroc-SPI)
June 2016	•	An affiliate of Hardwoods Distribution Inc.	•	Rugby Acquisition, LLC - Rugby Architectural Building Products
Truist Securities reviewed, among other things, transaction values, based on the consideration paid or payable at closing in the selected transactions as a multiple, to the extent publicly available, of the target company’s or business’ most recent publicly disclosed last 12 months adjusted EBITDA, referred to as LTM adjusted EBITDA, as of the announcement date of the relevant transaction. Financial data for the selected transactions were based on public filings and other publicly available information. Financial data for the Company were based on financial information provided by the Company’s management and public filings.
The overall low to high LTM adjusted EBITDA multiples observed for the selected transactions were 6.7x and 12.9x (with a median of 9.1x). Truist Securities applied a selected range of LTM adjusted EBITDA multiples derived from the selected transactions of 9.0x to 11.0x to the Company’s LTM adjusted EBITDA (as of June 30, 2021).
This analysis indicated the following implied per share equity value reference range for the Company, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range	Merger Consideration
$10.58 – $12.65	$14.50
No company, business or transaction used in this analysis is identical to the Company or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, businesses or transactions to which the Company and the Merger were compared.
Discounted Cash Flow Analysis. Truist Securities performed a discounted cash flow analysis of the Company by calculating the estimated net present value of the projected unlevered free cash flows (calculated as earnings before interest and taxes, less taxes, plus depreciation and amortization, less capital expenditures and less the amount of any increase or plus the amount of any decrease in net working capital) of the Company based on the financial projections provided by the Company for the years 2021 to 2025. Truist Securities applied perpetuity growth rates ranging from 1.0% to 3.0%, taking into account its experience and professional judgment, to the year 2025 estimated unlevered free cash flow of the Company to calculate the terminal values of the Company. The net present values of the projected unlevered free cash flows and terminal values of the Company were then calculated using discount rates ranging from 10.7% to 11.6%, taking into account Truist Securities’ experience and professional judgment and an estimate of the Company’s weighted average cost of capital. The discounted cash flow analysis indicated an implied value reference range of $11.31 to $14.48 per share of Common Stock, as compared to the Merger Consideration of $14.50 per share of Common Stock.
Miscellaneous
The Company has agreed to pay Truist Securities for its services as a financial advisor to the Company an aggregate fee currently estimated to be approximately $2,994,498, of which a portion was payable upon delivery of Truist Securities’ opinion and approximately $2,244,498 is contingent upon consummation of the Merger. The Company has agreed to reimburse Truist Securities for documented out-of-pocket expenses (including legal and other professional fees and expenses), but not to exceed $15,000 (excluding legal fees and expenses and certain amounts that are reimbursable) incurred in connection with Truist Securities’ services and to indemnify Truist Securities and related persons against certain liabilities arising out of Truist Securities’ engagement.
As the SIC Board was aware, Truist Securities and certain of its affiliates in the past have provided and in the future may provide investment banking, commercial banking and/or financial advisory services unrelated to the Merger to the Company, Parent and/or certain of their affiliates, for which services Truist Securities and its affiliates received and may receive compensation, including, during the approximately two-year period prior to the date of Truist Securities’ opinion, having acted as a financial advisor to the Company in connection with the sale of the Company’s residential design services business. During such approximately two-year period, Truist Securities and such affiliates received aggregate fees for financial advisory services of approximately $750,000 from the Company.
In the ordinary course of business, Truist Securities and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent, their affiliates and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies. In addition, Truist Securities and its affiliates (including Truist Bank) may have other financing and business relationships with the Company, Parent and their affiliates.
Truist Securities is a full service securities firm, and is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. The Company selected Truist Securities as the Company’s financial advisor in connection with the Merger on the basis of Truist Securities’ experience in similar transactions, reputation in the investment community and familiarity with the Company’s business and industry.
Financing of the Merger
SIC and Parent estimate that the total amount of funds required to complete the Merger and related transactions and pay related fees and expenses will be approximately $450 million.
The Merger Agreement does not contain any financing-related closing condition.
Equity Financing
Pursuant to the Equity Commitment Letter, the Sponsor has agreed to provide Parent with an equity commitment sufficient to fund the Required Amount. The Equity Commitment Letter provides, among other things, that: SIC is an express third party beneficiary thereof with respect to enforcing Parent’s right to cause the equity commitment under the Equity Commitment Letter by Sponsor to be funded to Parent in order to consummate the Merger, if, and only if, (a) Parent’s and Merger Subsidiary’s conditions to the Closing have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which would be satisfied if a Closing would occur at such time) and Parent is required to consummate the Closing at such time pursuant to the Merger Agreement, (b) the Debt Financing (as defined below) has been funded in accordance with the terms and conditions thereof or will be funded in accordance with the terms and conditions thereof if the Closing were to occur at such time, (c) SIC has irrevocably confirmed to Parent in writing that (i) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (ii) SIC is ready and able to, and will, consummate the Closing on any date within three (3) business days after delivery of such confirmation and (d) Parent fails to consummate the Closing within three (3) business days following receipt of such written confirmation from SIC, then SIC shall take such actions that are required of it by the Merger Agreement to consummate the Closing pursuant to the terms of the Merger Agreement. The Equity Commitment Letter may not be amended or otherwise modified without the prior written consent of Sponsor and Parent.
Debt Financing
In connection with the Merger Agreement, Parent and Merger Subsidiary entered into the Debt Commitment Letter with the Cerberus Business Finance, LLC (the “Debt Commitment Party”), pursuant to which the Debt Commitment Party has committed to provide, upon certain terms and subject to certain conditions, Merger Sub with debt financing in an aggregate principal amount of $245 million (not all of which is expected to be drawn at the closing of the Merger), consisting of the following:
•	$185 million initial term loan facility;
•	$25 million revolving credit facility; and
•	$35 million delayed draw term loan facility,
We refer to the financing described above as the “debt financing.”
A portion of the proceeds under this debt financing will be used for (i) repayment of the indebtedness of the Company Group outstanding and (ii) all other fees and expenses to be paid at the closing of the Merger by SIC, Parent or Merger Subsidiary contemplated by, and subject to the terms and conditions of, the Merger Agreement. In addition, the proceeds under this debt financing will be used (i) to provide ongoing working capital, and (ii) for other general corporate purposes.
The obligations of the Debt Commitment Party to provide the debt financing under the Debt Commitment Letter are subject to a number of customary conditions, including, but not limited to (as applicable):
•	that a Material Adverse Effect (as defined in the Merger Agreement) will not have occurred after the date of the Merger Agreement and be continuing;
•
the Merger shall have been consummated in accordance with the terms of the Merger Agreement in all material respects (without any modification of any of the provisions thereof that would be adverse to the interests of the Debt Commitment Party);

•
subject to certain limitations and exceptions, the accuracy in all respects as of the closing of the Merger of certain specified representations and warranties in the Merger Agreement and certain specified representations and warranties in the loan documents; and

•	the Equity Financing shall have occurred or, substantially concurrently with the initial borrowing, shall occur.
Certain Effects of the Merger
If the Merger Proposal receives the required approvals of the SIC stockholders described elsewhere in this proxy statement and the other conditions to the Closing of the Merger are either satisfied or waived (where permissible pursuant to applicable law) and the Merger Agreement is not otherwise terminated in accordance with its terms, Merger Subsidiary will be merged with and into SIC in accordance with the DGCL and on the terms and subject to the conditions set forth in the Merger Agreement. As the Surviving Corporation in the Merger, SIC will continue to exist following the Merger as a direct wholly owned subsidiary of Parent.
SIC’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws will, by virtue of the Merger, be amended in its entirety to read as the certificate of incorporation and Bylaws of Merger Subsidiary in effect immediately prior to the Effective Time (except that Article I of the Certificate of

Incorporation will provide that the name of the Surviving Corporation will be “Select Interior Concepts, Inc.”). Such Certificate of Incorporation and Bylaws, as so amended, will be the Certificate of Incorporation and Bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law and such Certificate of Incorporation.
The parties to the Merger Agreement will take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with applicable law, the certificate of incorporation and bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of SIC immediately prior to the Effective Time will be the officers of the Surviving Corporation.
Following the Merger, all of the Common Stock will be owned, beneficially and as of record, by Parent, and none of the holders of Common Stock will, by virtue of the Merger, have any direct ownership interest in, or be a stockholder of, SIC, the Surviving Corporation or Parent. As a result, the holders of Common Stock will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Common Stock. Following the Merger, Parent will benefit from any increase in SIC’s value and also will bear the risk of any decrease in SIC’s value.
At the Effective Time, each Share, issued and outstanding immediately prior to the Effective Time (other than (i) Shares held by SIC as treasury stock or owned by any subsidiary of SIC or Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Shares held by a holder who is entitled to demand and properly demands appraisal of such Shares in accordance with Section 262 of the DGCL) will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration.
For information regarding the effects of the Merger on SIC’s outstanding equity awards, please see the sections entitled “The Merger Agreement—Treatment of Company PSUs,” “The Merger Agreement—Treatment of Company RSUs,” “The Merger Agreement—Treatment of Company Restricted Stock” and “Interests of SIC’s Directors and Executive Officers in the Merger.”
The Common Stock is currently registered under the Exchange Act and trades on NASDAQ under the symbol “SIC.” Following the consummation of the Merger, shares of Common Stock will no longer be traded on NASDAQ or any other public market. In addition, the registration of the Common Stock under the Exchange Act will be terminated. Following termination of registration of the Common Stock under the Exchange Act, SIC will no longer be required to furnish information to the SIC stockholders and the SEC, and the provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, will become inapplicable to SIC. Parent will become the beneficiary of the cost savings associated with SIC no longer being subject to the requirements of the federal securities laws.
Effects on SIC if the Merger is Not Completed
In the event that the Merger Proposal does not receive the required approvals of the stockholders described elsewhere in this proxy statement, or if the Merger is not completed for any other reason, SIC’s stockholders will not receive any payment for their shares of Common Stock in connection with the Merger. Instead, SIC expects that its management will operate its business in a manner similar to that in which it is being operated today and SIC will remain an independent public company, the Common Stock will continue to be listed and traded on NASDAQ, the Common Stock will continue to be registered under the Exchange Act and SIC’s stockholders will continue to own their shares of the Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Common Stock.
If the Merger is not completed, there can be no assurances as to the effect of these risks and opportunities on the future value of your shares of Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there can be no assurances that any other transaction acceptable to SIC will be offered or that the business, operations, financial condition, earnings or prospects of SIC will not be adversely impacted or that stockholders will ever receive a control premium for their shares. Pursuant to the Merger Agreement, under certain circumstances SIC is permitted to terminate the Merger Agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement—Termination of the Merger Agreement.”
Under certain circumstances, if the Merger is not completed, SIC may be obligated to pay to Parent the Termination Fee or to reimburse Parent for certain expenses. Please see the section of this proxy statement entitled “The Merger Agreement—Expenses and Termination Fees.”
Interests of SIC’s Directors and Executive Officers in the Merger
SIC’s directors and executive officers have interests in the Merger that are in addition to, or different from, the interests of other stockholders. The SIC Board was aware of these interests and considered them, among other matters, in evaluating and approving the Merger Agreement and the Merger, and in recommending the approval of the Merger Proposal, the Advisory Compensation Proposal, and the Adjournment Proposal to SIC’s stockholders. These interests are described in further detail below.
Treatment of Company RSUs and Restricted Stock
Certain of SIC’s executive officers and directors currently hold RSUs and/or shares of Restricted Stock. At or immediately prior to the Effective Time, each outstanding Company RSU under any Employee Plan and each share of Restricted Stock, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and SIC will pay each such holder at or promptly after the Effective Time for each such Company RSU and each share of Restricted Stock an amount in cash equal to, as applicable, the Company RSU Consideration and Company Restricted Stock Consideration, (net of tax withholdings, in the case of awards held by executive officers).
The following sets forth, for each SIC executive officer and director, the aggregate number of unvested shares of Restricted Stock and RSUs held by such executive officer or director assuming (i) as required under SEC rules, the closing price of a share of Common Stock is $14.50, and (ii) such executive officer or director remains continuously employed with or engaged by SIC or a subsidiary until the Effective Time.
Name of Executive Officer or Director	Number of Unvested Shares of Restricted Stock or RSUs (#)	Estimated Value of Unvested Shares of Restricted Stock or RSUs ($)
Executive Officer:
L.W. Varner, Jr.	375,000	5,437,500
Nadeem Moiz	191,733	2,780,129
Shawn K. Baldwin	139,488	2,022,576
Patrick Dussinger	84,375	1,223,438
Director:
S. Tracy Coster	5,289	76,691
Donald McAleenan	5,289	76,691
Bryant R. Riley	5,289	76,691
Robert Scott Vansant	5,289	76,691
Brett Wyard	5,289	76,691
Treatment of Company PSUs
Certain of SIC’s executive officers currently hold Company PSUs. At or immediately prior to the Effective Time, each outstanding Company PSU under any Employee Plans, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and SIC will pay each such holder at or promptly after the Effective Time for each such Company PSU an amount in cash equal to the Company PSU Consideration (net of tax withholdings).

The following sets forth, for each executive officer, the aggregate number of shares of Common Stock subject to outstanding PSUs held by such executive officer assuming (i) as required under SEC rules, the closing price of a share of Common Stock is $14.50, and (ii) such executive officer remains continuously employed with SIC or a subsidiary until the Effective Time.
Name of Executive Officer	Number of Shares Subject to Unvested PSUs (#)	Estimated Value of Unvested PSUs ($)
L.W. Varner, Jr.	500,000	7,250,000
Nadeem Moiz	175,000	2,537,500
Shawn K. Baldwin	125,000	1,812,500
Patrick Dussinger	112,500	1,631,250
Employment Agreements
SIC has entered into employment agreements with each of its executive officers. Under the employment agreements, the executive officers are entitled to certain severance payments and other benefits in the event their employment is terminated by SIC without Cause or by the executive for Good Reason (each as defined below), and such payments and benefits will be increased or enhanced if the termination occurs within 24 months following a “change in control” of SIC, which would include the consummation of the Merger.
Upon a termination of employment without Cause or for Good Reason in connection with or within 24 months following the Merger, the executive officers would be entitled to receive the following payments and benefits, subject to his execution of a full release of claims in favor of SIC:
•
Severance payment. The executive officer would be entitled to receive a lump sum severance payment equal to a multiple of his base salary and annual target bonus. Such multiple is two for Mr. Moiz and Mr. Baldwin, and one for Mr. Varner and Mr. Dussinger.

•	Pro rata annual bonus. The executive officer would be entitled to receive a pro rata portion of his annual target bonus with respect to the fiscal year in which his termination occurs.
•
Payment for medical benefits. The executive officer would be eligible to receive an additional amount, each month for 12 months following the termination of employment, equal to the amount SIC would have paid for the executive’s overage under SIC’s group health plan.

•	Additional vesting of equity awards. Mr. Moiz and Mr. Baldwin would be entitled to receive an additional one year of vesting credit with respect to all unvested equity awards.
The employment agreements also provide that if the executive is terminated without Cause or resigns for Good Reason prior to the end of the Change in Control Employment Period, the executive will be subject to non-competition restrictive covenants for the lesser of two (2) years or the unexpired term of the Change in Control Employment Period.
For purposes of the Contingent Employment Agreements:
•
“Cause” generally means (i) a conviction (or a plea of nolo contendere) by the executive to a felony or a crime involving dishonesty; (ii) acts of fraud, dishonesty or misappropriation committed by the executive and intended to result in substantial personal enrichment at the expense of SIC; (iii) willful misconduct by the executive in the performance of the executive’s duties required by the employment agreement which is likely to materially damage the financial position or reputation of SIC; (iv) a material breach of the employment agreement by the executive which is not cured within thirty (30) days following receipt by the executive of a notice from SIC; or (v) a breach of the protective covenants contained in the employment agreement.

•
“Good Reason” generally means (i) a material breach of the employment agreement by SIC (including SIC’s withholding or failure to pay compensation when due to the executive); (ii) a material reduction in the executive’s titles, duties, authority, or responsibilities, or the assignment to the executive of any duties materially inconsistent with the executive’s position, authority, duties, or responsibilities without the written consent of the executive; (iii) a reduction in the executive’s annual base salary or annual bonus opportunity; (iv) a relocation of the executive’s principal place of business of more than 100 miles, or (v) in the case of Mr. Varner, the failure of SIC to nominate him for election as a member of the SIC Board. In order to qualify as Good Reason, (A) the executive must provide SIC with a notice specifying in detail the basis for the termination of employment for Good Reason and the provision(s) under the employment agreement on which such termination is based, (B) SIC shall have thirty (30) days to cure the matters specified in the notice, and (C) if uncured, the executive must terminate his employment with SIC within ninety (90) days after the initial existence of the circumstances constituting Good Reason in order for such termination to be considered to be for Good Reason.
For the quantification of the estimated value of the severance payments and benefits described above that would be payable to SIC named executive officers, see the table below titled “Named Executive Officer Merger-Related Compensation”.
Summary of Potential Transaction Payments to Executive Officers
The information set forth below is required by Item 402(t) of Regulation S-K regarding compensation that is based on or otherwise relates to the Merger that SIC’s “named executive officers,” as determined for purposes of SIC’s most recent Annual Report on Form 10-K, could receive in connection with the Merger, as described more fully above under “—Interests of Directors and Executive Officers in the Merger.” Such amounts have been calculated assuming (i) the Effective Time occurs on October 31, 2021, which is the assumed date of Closing of the Merger solely for purposes of the disclosures in this section, (ii) a price equal to $14.50 per share of Common Stock, (iii) the annual base salary and annual target bonus opportunity for each of the executive officers remains unchanged from the amount determined as of the date hereof, (iv) none of the named executive officers receives any additional equity-based awards following the date hereof, (v) each named executive officer is terminated without “Cause” or resigns for “Good Reason” at or immediately following the Effective Time, and (vi) each of the named executive officers has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants) necessary in order to receive such payments and benefits. Some of the assumptions used in the table below are based upon information not currently available and, as a result, the actual amounts to be received by any of the named executive officers, if any, may materially differ from the amounts set forth below.
Named Executive Officer Merger-Related Compensation
	Cash ($)(1)	Equity ($)(2)	Total ($)
L.W. Varner, Jr.	1,387,459	12,687,500	14,074,959
Nadeem Moiz	1,715,616	4,955,129	6,670,745
Shawn K. Baldwin	1,540,197	3,837,686	5,377,883
(1)
Amounts include “double trigger” (see note 2 below) cash severance payments and pro rata target annual bonuses, each payable pursuant to the executives’ employment agreements with SIC in the event such executive’s employment is terminated without Cause or the executive resigns for Good Reason within 24 months following the Merger, in the following amounts: Mr. Varner, $1,000,000 severance and $375,000 pro rata bonus; Mr. Moiz, $1,463,630 severance and $235,226 pro rata bonus; and Mr. Baldwin, $1,312,500 severance and $210,938 pro rata bonus. Amounts also include a “double trigger” benefit, payable pursuant to the executives’ employment agreements with SIC in the event such executive’s employment is terminated without Cause or the executive resigns for Good Reason within 24 months following the Merger, consisting of monthly installment payments, each in an amount equal to the employer-subsidized portion of the monthly premium for group health benefits coverage in effect for the executive and his eligible dependents on the date of termination. The aggregate amounts of such payments are as follows: Mr. Varner, $12,459; Mr. Moiz and Mr. Baldwin, $16,760.

(2)
Amounts reflect “double trigger” cash payment equal to the sum of the value that each named executive officer could receive in connection with accelerated vesting and settlement of SIC equity awards. The estimated amount of each such payment is set forth in the table below:

	Restricted Stock or RSUs ($)	PSUs ($)
L.W. Varner, Jr.	5,437,500	7,250,000
Nadeem Moiz	2,417,629	2,537,500
Shawn K. Baldwin	2,025,186	1,812,500
Indemnification, Exculpation and Insurance
For at least six (6) years after the Effective Time, Parent and the Surviving Corporation will indemnify and hold harmless SIC’s present and former directors or officers (each, and “Indemnified Person”) until the sixth anniversary of the Effective Time in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the DGCL and any other applicable law as provided under the Certificate of Incorporation and Bylaws as in effect on the date of the Merger Agreement.
For six (6) years after the Effective Time, except as otherwise required by applicable law, Parent will cause to be maintained in effect provisions of the Certificate of Incorporation and Bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the Merger Agreement.
Prior to the Effective Time, SIC will, or if SIC is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of SIC’s existing directors’ and officers’ insurance policies and SIC’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as SIC’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under SIC’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of SIC or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions). If SIC or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with SIC’s current insurance carrier or with an insurance carrier with the same or better credit rating as SIC’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under SIC’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will purchase from SIC’s current insurance carrier or from an insurance carrier with the same or better credit rating as SIC’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in SIC’s existing policies as of the date of the Merger Agreement; provided that in no event will Parent or the Surviving Corporation be required to expend for such policies pursuant to the Merger Agreement an aggregate amount in excess of 300% of the amount per annum SIC paid in its last full fiscal year, and provided further that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
For more information, see “The Merger Agreement—Director and Officer Liability.”
Certain U.S. Federal Income Tax Consequences of the Merger
The following is a summary of certain material U.S. federal income tax consequences of the Merger to U.S. holders and non-U.S. holders (each as defined below) of Common Stock who hold their stock as a capital asset within the meaning of section 1221 of the Internal Revenue Code of 1986, which we refer to as the “Code”. This summary is based on the Code, the U.S. Treasury Department regulations issued under the Code, which we refer to as the “Treasury Regulations,” and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which are subject to change at any time, possibly with retroactive effect. This summary is not binding on the Internal Revenue Service, which we refer to as the “IRS,” or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, as to the U.S. federal income tax consequences of the merger.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Common Stock that is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source or (iv) a trust if

(A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes. A “non-U.S. holder” means a beneficial owner of Common Stock that is neither a U.S. holder nor a partnership for U.S. federal income tax purposes.
This summary is not a complete description of all of the U.S. federal income tax consequences of the Merger and, in particular, may not address U.S. federal income tax considerations applicable to holders of Common Stock who are subject to special treatment under U.S. federal income tax law including, for example, partnerships (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) and partners therein, financial institutions (including banks), dealers or brokers in securities or non-U.S. currencies, insurance companies, tax-exempt entities, mutual funds, real estate investment trusts, personal holding companies, regulated investment companies, securities or currency dealers, traders in securities who elect to use the mark-to-market method of accounting, non-U.S. holders that hold, directly or constructively (or that held, directly or constructively, at any time during the five-year period ending on the date of the Merger), 5% or more of the outstanding Common Stock, tax-exempt investors, foreign pension funds and their affiliates, S corporations, holders of Common Stock who exercise dissenter’s rights, holders whose functional currency is not the U.S. dollar, tax-deferred or other retirement accounts, U.S. expatriates, former long-term residents of the United States, holders who acquired Common Stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, and holders who hold Common Stock as part of a hedge, straddle, constructive sale, conversion transaction, or other integrated investment. Also, this summary does not address U.S. federal income tax considerations applicable to a holder of Common Stock who exercises appraisal rights under DGCL. In addition, no information is provided with respect to the tax consequences of the Merger under any U.S. federal law other than income tax laws (including, for example the U.S. federal estate, gift, Medicare contribution tax on net investment income, and alternative minimum tax laws), or any applicable state, local, or foreign tax laws. This summary does not address the tax consequences of any transaction other than the Merger.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in such a partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Common Stock, and any partners in such partnership, should consult their own independent tax advisors regarding the tax consequences of the Merger to their specific circumstances.
The tax consequences of the Merger will depend on a holder’s specific situation. Stockholders should consult their tax advisor as to the tax consequences of the Merger relevant to their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.
Tax Consequences to U.S. Holders
The receipt of cash by U.S. holders in exchange for shares of Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of Common Stock pursuant to the Merger will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the Merger and (ii) the U.S. holder’s adjusted tax basis in its Common Stock exchanged therefor.
A U.S. holder’s adjusted tax basis in its shares of Common Stock will generally equal the price the U.S. holder paid for such shares. If a U.S. holder acquired different blocks of Common Stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Stock. If a U.S. holder’s holding period in the shares of Common Stock surrendered in the Merger is greater than one year as of the date of the Merger, the gain or loss will be long-term capital gain or loss. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of a capital loss recognized on the exchange is subject to limitations. Capital gains recognized by individuals, trusts and estates also may be subject to a 3.8% federal Medicare contribution tax.

Tax Consequences to Non-U.S. Holders
Payments made to a non-U.S. holder in exchange for shares of Common Stock pursuant to the merger generally will not be subject to U.S. federal income tax unless:
•
the gain, if any, on such shares of Common Stock is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States) in which case such gain will generally be subject to U.S. federal income tax at rates applicable to U.S. holders (unless an applicable income tax treaty provides otherwise) and, if such non-U.S. holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate); or

•
the non-U.S. holder is an individual who is present in the U.S. for 183 days or more in the taxable year of the exchange of shares of Common Stock for the Merger Consideration pursuant to the merger and certain other conditions are met, in which case the gain, if any, on such shares of Common Stock will be subject to tax at a rate of 30% (or lower applicable treaty rate) and such gain may be offset by U.S. source capital losses recognized in the same taxable year, even though the individual is not considered a resident of the United States; or

Information Reporting and Backup Withholding
Payments made in exchange for shares of Common Stock pursuant to the Merger will generally be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. A non-U.S. holder that provides the applicable withholding agent with an IRS Form W-8BEN, W-8BEN-E or W-8ECI, as appropriate, will generally establish an exemption from backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Holders of Common Stock are strongly urged to consult their own tax advisors with respect to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, non-U.S. or other tax laws and of changes in those laws.
Litigation Related to the Merger
As of the date of this proxy statement, no stockholder litigation related to the Merger Agreement has been brought against SIC or any members of the SIC Board.
Regulatory Approvals
In addition to obtaining the SIC stockholders’ approval of the Merger Proposal in accordance with the DGCL, each party’s obligation to effect the Merger is subject to the satisfaction at Closing, or waiver at or prior to Closing, of each of the following conditions:
•	any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and no timing agreements prohibiting the consummation of the Merger being in effect; and
•
no governmental authority has enacted, issued, promulgated, enforced or entered any injunction, judgment, action or order (whether temporary, preliminary or permanent), or any applicable law that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Transactions that will still be in effect.

THE MERGER AGREEMENT
The following description sets forth the principal terms of the Merger Agreement, which is attached as Annex A and incorporated by reference into this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this description, which is summary by nature. This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this proxy statement, before making any decisions regarding any of the proposals described in this proxy statement. This section is only intended to provide you with information regarding the terms of the Merger Agreement. SIC does not intend that the Merger Agreement will be a source of business or operational information about Parent or SIC. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in the public filings SIC makes with the SEC, as described in “Where You Can Find More Information.”
Explanatory Note Regarding the Merger Agreement
The Merger Agreement and this summary of terms are included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about SIC contained in this proxy statement or in the public reports of SIC filed with the SEC may supplement, update or modify the factual disclosures about SIC contained in the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, as of a specific date. In addition, these representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement and may be qualified and subject to important limitations agreed to by SIC in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with a principal purpose of allocating risk between parties to the Merger Agreement rather than the purpose of establishing these matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC and, in some cases, were qualified by the matters contained in the confidential disclosures that SIC delivered in connection with the Merger Agreement, which disclosures were not reflected in the Merger Agreement itself. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the public filings made by SIC with the SEC.
Additional information about SIC may be found elsewhere in this proxy statement or incorporated by reference herein. Please see “Where You Can Find More Information.”
Structure of the Merger
On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Subsidiary will be merged with and into SIC in accordance with the DGCL, whereupon the separate corporate existence of Merger Subsidiary will cease, and SIC will be the Surviving Corporation. The Merger will have the effects specified in the Merger Agreement and the applicable provisions of the DGCL.
Completion and Effectiveness of the Merger
Subject to the provisions of the Merger Agreement, the Closing will take place three (3) business days after the date on which the conditions to the Closing set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and SIC may mutually agree in writing (the date on which the Closing actually occurs, “Closing Date”).
At the Closing, SIC and Merger Subsidiary shall file a certificate of merger with the Secretary of State of the State of Delaware and make all other filings or recordings required by the DGCL in connection with the

Merger. The Merger shall become effective at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware or such other date and time as may be agreed to by Parent and SIC and specified in the certificate of merger.
Merger Consideration
At the Effective Time, by virtue of the Merger:
•
each Share, issued and outstanding immediately prior to the Effective Time (other than (i) Shares held by the Company as treasury stock or owned by any subsidiary of the Company or Parent or any subsidiary of Parent immediately prior to the Effective Time and (ii) Shares held by a holder who is entitled to demand and properly demands appraisal of such Shares in accordance with Section 262 of the DGCL) (“Eligible Shares”) will be converted into the right to receive the Merger Consideration;

•
all of the Eligible Shares will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration;

•
any Shares held by SIC as treasury stock or owned by any of SIC’s subsidiaries, or by Parent or any of its subsidiaries immediately prior to the Effective Time shall automatically be canceled and no payment shall be made with respect thereto; and

•
each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

Treatment of SIC Equity Awards
Treatment of Company RSUs
At or immediately prior to the Effective Time, each outstanding Company RSU under any Employee Plan, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and the Company will pay each such holder at or promptly after the Effective Time for each such Company RSU an amount in cash equal to the Company RSU Consideration.
Treatment of Company PSUs
At or immediately prior to the Effective Time, each outstanding Company PSU under any Employee Plans, whether or not vested, and whether settleable in shares of Common Stock or cash, will be canceled, and the Company will pay each such holder at or promptly after the Effective Time for each such Company PSU an amount in cash equal to the Company PSU Consideration.
Treatment of Company Restricted Stock
At or immediately prior to the Effective Time, each outstanding share of Company Restricted Stock, whether or not vested, will be cancelled, and SIC will pay each such holder at or promptly after the Effective Time for each such restricted share an amount in cash equal to the Company Restricted Stock Consideration.
Actions Necessary
The SIC Board (or, if appropriate, any committee thereof administering the Company Equity Plans) will take such actions as are necessary or appropriate to approve and effectuate the treatment of Company Equity Awards set forth in the Merger Agreement, including making any determinations and/or resolutions of the SIC Board or a committee thereof or any administrator of any of the Company’s incentive plans as may be necessary.
Payment of SIC Equity Award Consideration
Parent will cause the Surviving Corporation to pay through its payroll system (to the extent applicable) to each holder of a Company Equity Award the Company RSU Consideration, Company PSU Consideration and Company Restricted Stock Consideration, as applicable, less any required withholding Taxes and without interest, within five (5) Business Days following the Effective Time.

Exchange of Shares
Exchange Agent
Prior to the Effective Time, Parent will appoint American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) for the purpose of exchanging for the Merger Consideration (i) certificates representing shares of Common Stock (the “Certificates”) or (ii) uncertificated shares of Common Stock (the “Uncertificated Shares”). Prior to or at the Effective Time, Parent will make available, or cause to be made available, to the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares.
Exchange Procedures
Promptly after the Effective Time (but not later than three (3) business days thereafter), the Surviving Corporation will send, or will cause the Exchange Agent to send, to each holder of Eligible Shares at the Effective Time a letter of transmittal and instructions (which will be in a form reasonably acceptable to SIC and will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.
Each holder of Eligible Shares will be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal and all documents referenced therein, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Eligible Shares represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share, as applicable, will represent for all purposes after the Effective Time only the right to receive such Merger Consideration.
If any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it will be a condition to such payment that (i) either such Certificate will be properly endorsed or will otherwise be in proper form for transfer or such Uncertificated Share will be properly transferred and (ii) the person requesting such payment will pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.
After the Effective Time, there will be no further registration of transfers of shares of Common Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Exchange Agent, they will be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures described above.
Lost Certificates
If any Certificate is lost, stolen or destroyed, then upon the making of an affidavit of that fact (in customary form and substance reasonably acceptable to Parent) by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Common Stock represented by such Certificate, as contemplated by the Merger Agreement.
Unclaimed Merger Consideration
Any portion of the Merger Consideration made available to the Exchange Agent that remains unclaimed by the holders of Eligible Shares twelve (12) months after the Effective Time will be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Common Stock for the Merger Consideration in accordance with the Merger Agreement prior to that time will thereafter look only to the Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent will not be liable to any holder of shares of Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. To the extent permitted by applicable law, any amounts remaining unclaimed by such holders of Eligible Shares five (5)

years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental authority will become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties made by SIC to Parent and Merger Subsidiary, and also representations and warranties made by Parent to SIC. Certain of the representations and warranties in the Merger Agreement are subject to materiality or Material Adverse Effect qualifications (that is, they will not be deemed to be inaccurate or incorrect unless their failure to be true or correct is material or would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the party making such representation or warranty). In addition, certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain personnel of the party making the representation did not have actual knowledge. Furthermore, most of the representations and warranties of SIC contained in the Merger Agreement are subject to the qualifications set forth on the Disclosure Schedule that SIC delivered to Parent and Merger Subsidiary in connection with the execution of the Merger Agreement (the “SIC Disclosure Schedule”), as well as certain of the reports of SIC filed with or furnished to the SEC prior to the date of the Merger Agreement (excluding any risk factor disclosures set forth under the heading “Risk Factors” or “Quantitative and Qualitative Disclosures About Market Risk” (other than any factual information contained therein), any disclosure of risks explicitly included in any “forward-looking statements” disclaimer, and any other disclosures contained or referenced therein of information, factors or risks to the extent they are predictive, cautionary or forward-looking in nature (other than any factual information contained therein)).
In the Merger Agreement, SIC has made representations and warranties to Parent and Merger Subsidiary regarding:
•	corporate existence and power;
•	corporate authorization;
•	governmental authorization;
•	non-contravention;
•	capitalization;
•	subsidiaries;
•	SEC filings and the Sarbanes-Oxley Act;
•	financial statements;
•	disclosure documents;
•	absence of certain changes;
•	no undisclosed material liabilities;
•	compliance with laws and court orders;
•	litigation;
•	properties;
•	intellectual property;
•	information technology;
•	data privacy;
•	taxes;
•	employee benefit plans;

•	labor and employment matters;
•	environmental matters;
•	material contracts;
•	brokers;
•	opinions of financial advisors;
•	takeover laws;
•	insurance; and
•	warranties/product liability.
In the Merger Agreement, Parent has made representations and warranties to SIC regarding:
•	corporate existence and power;
•	corporate authorization;
•	governmental authorizations;
•	non-contravention;
•	disclosure documents;
•	brokers;
•	financing;
•	solvency;
•	ownership of Common Stock; and
•	stockholder and management arrangements.
For purposes of the Merger Agreement, a “Material Adverse Effect” with respect to SIC means any fact, change, event, circumstance, occurrence or effect:
•
that would reasonably be expected to prevent or materially impair or delay the ability of SIC to perform its material obligations under the Merger Agreement or to consummate the Transactions prior to the End Date; or

•
having a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of SIC; provided, however, that none of the following will be deemed, either alone or in combination, to constitute, and none of the following will be taken into account in determining whether there has been, is or would reasonably be expected to be a Material Adverse Effect for purposes of this bullet:

•	changes in GAAP or changes in the accounting requirements applicable to any industry in which SIC or its subsidiaries operate;
•	changes in the financial or securities markets or in general economic or political conditions in the United States;
•	changes of applicable law;
•	changes generally affecting the industry in which SIC or its subsidiaries operate;
•	acts of war, sabotage or terrorism involving the United States of America;
•
changes specifically attributable to the announcement of the consummation of the Transactions (except that this bullet does not apply to any representation or warranty contained in the Merger Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the execution of the Merger Agreement or the announcement, pendency or consummation of the Transactions);

•
any failure by SIC or its subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (it being understood that this bullet will not prevent a party from asserting that any fact, change, event, circumstance, occurrence or effect not otherwise excluded may have contributed to such failure independently constitutes or contributes to a Material Adverse Effect);

•	any action taken (or omitted to be taken) at the prior written request of Parent after the date of the Merger Agreement;
•	any action taken by SIC or any of its subsidiaries that is expressly required by the Merger Agreement;
•
changes in the market price or trading volume of the shares of Common Stock (it being understood that this bullet will not prevent a party from asserting that any fact, change, event, circumstance, occurrence or effect not otherwise excluded that may have contributed to such change independently constitutes or contributes to a Material Adverse Effect); or

•
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks (including COVID-19) and other force majeure events in the United States or any other country or region in the world;

provided, further, however, that with respect to the first, second, third, fourth, fifth and eleventh bullets above, such fact, change, event, development, circumstance, occurrence or effect will be taken into account in determining whether a Material Adverse Effect has occurred to the extent it has a disproportionate adverse effect on SIC, relative to other participants in the industries in which SIC operates.
For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means any fact, change, event, circumstance, occurrence or effect that, individually or in the aggregate, prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of Parent or Merger Subsidiary to perform its material obligations under the Merger Agreement or to consummate the Transactions prior to the End Date.
Covenants
Conduct of Business Prior to the Effective Time
Except as set forth in the designated section of the SIC Disclosure Schedule, from the date of the Merger Agreement until the Effective Time, SIC will, and will cause each of its subsidiaries to, conduct its business in the ordinary course, and use commercially reasonable efforts to (x) preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees.
In addition, and without limiting the generality of the foregoing paragraph, except with the prior written consent of Parent (which consent will not be unreasonably, withheld, conditioned or delayed) or as expressly required by the Merger Agreement or set forth in the designated section of the SIC Disclosure Schedule, SIC will not, and will cause its subsidiaries not to:
•	amend its certificate of incorporation, bylaws or other similar organizational documents;
•	split, combine or reclassify any shares of its capital stock;
•
declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends by any of its wholly-owned subsidiaries to SIC or to any other wholly-owned subsidiary of SIC;

•
redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities (as defined in the Merger Agreement) or any Company Subsidiary Securities (as defined in the Merger Agreement):

•
issue, deliver or sell, or authorize the issuance, delivery or sale of, any equity of SIC or its subsidiaries, other than the issuance of (A) any shares of Common Stock upon the settlement of Company RSUs and Company PSUs, in each case that are outstanding on the date of the Merger Agreement, or (B) any Company Subsidiary Securities to SIC or to any other subsidiary of SIC issued under any other Employee Plan;

•	amend any term of any Company Securities or any Company Subsidiary Securities;
•
acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation or partnership or other business organization, or a material amount of the assets, securities, properties, interests or businesses of such entity (other than (i) pursuant to contracts or commitments existing as of the date of the Merger Agreement or (ii) purchases of inventory and supplies in the ordinary course of business);

•
sell, lease or otherwise transfer any of its assets, securities, properties, interests or businesses(other than (i) pursuant to contracts existing as of the date of the Merger Agreement, (ii) the sale of inventory in the ordinary course of business, (iii) the sale or transfer of aged or obsolete inventory, or (iv) assets or properties sold, leased or transferred pursuant to this clause (iv) having a value of less than $50,000 individually or $250,000 in the aggregate during the period from the date of the Merger Agreement through the Closing);

•
make any loans, advances or capital contributions to, or investments in, any other person or entity (other than (i) in connection with actions permitted by the seventh bullet above, (ii) extensions of credit to customers in the ordinary course of business, (iii) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance with SIC’s policies related thereto, or (iv) loans, advances or capital contributions to, or investments in, wholly-owned subsidiaries of SIC);

•
incur any indebtedness for borrowed money or guarantees thereof, or issue any debt securities (other than any indebtedness incurred solely between SIC and any of its wholly-owned subsidiaries or between such wholly-owned subsidiaries);

•
other than as required by applicable law or an Employee Plan in effect on the date of the Merger Agreement and disclosed to Parent, (i) grant, announce or accelerate the vesting or payment of any compensatory equity award or increase any severance or termination pay (or amend any existing severance pay or termination arrangement) for the benefit of any of the employees, directors, or other service providers of SIC or any of its subsidiaries, (ii) establish, adopt, enter into or materially amend any Employee Plan or any service, consulting, deferred compensation or other similar agreement (or any agreement which, if in existence as of the date of the Merger Agreement, would constitute an Employee Plan), (iii) increase compensation or bonus opportunity payable or to become payable or benefits provided under an Employee Plan or otherwise, in each case except for increases in the ordinary course of business with respect to a current or former employee of SIC or its subsidiaries with annual base salary of less than $175,000, (iv) establish, adopt, amend or terminate any collective bargaining agreement or Employee Plan (other than general changes to the Company’s health and welfare plans made during the open enrollment process in the ordinary course of business), or (v) hire any new employees, unless such hiring is in the ordinary course of business and is with respect to employees having an annual base salary and incentive compensation opportunity not to exceed $175,000;

•	change SIC’s principles of accounting (except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act, as agreed to by its independent public accountants);
•
(i) make (except to the extent required by applicable law or in the ordinary course of business) or change any material tax election, (ii) adopt or change any tax accounting period or any material tax accounting method, principles, or practices (except to the extent required by applicable law), (iii) agree to any extension or waiver of the statute of limitations relating to any material amount of taxes, (iv) amend any material tax return, (v) enter into any closing agreement, (vi) take any action to surrender any right to claim a material tax refund, offset, or other reduction in liability (excluding any right that expired at the end of the applicable statute of limitations as a result of the passage of time), (vii) settle or compromise any claim, proceeding, audit, or other controversy relating to income or other material taxes, or (viii) fail to pay any income or other material tax (including any estimated Tax) that becomes due and payable;

•
settle any litigation, action, suit, investigation, arbitration, proceeding or other claim involving or against SIC or any of its subsidiaries (other than any such settlement that solely involves the payment of monetary damages not in excess of $500,000 individually or $2,500,000 in the aggregate);

•
(i) enter into any contract (other than new contracts with customers or suppliers entered into in the ordinary course of business) which, if in existence on the date of the Merger Agreement, would have constituted a material contract or (ii) modify, amend or terminate any material contract in a manner that would, individually or in the aggregate, have a material and adverse effect on SIC;

•
make or authorize any capital expenditure (other than (i) capital expenditures up to an aggregate amount not materially greater than the amount set forth in the budget provided to Parent prior to the date of the Merger Agreement, or (ii) otherwise in an aggregate amount for all such capital expenditures made pursuant to this clause (ii) not to exceed $300,000 in the aggregate);

•
engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of SIC or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

•
apply for or receive any relief under any applicable law or governmental program designed to provide relief related to COVID-19 if such program would limit operations of the business, or create any other obligation or liability, of SIC or any of its subsidiaries following the Closing;

•
sell, assign, transfer, license, abandon, permit to lapse or otherwise dispose of or subject to any lien (other than a permitted liens), any intellectual property owned, or purported to be owned, by SIC or its subsidiaries (other than non-exclusive licenses of intellectual property granted by SIC in the ordinary course of business to customers);

•
(i) negotiate, modify, extend, or enter into any collective bargaining agreement or other contract with any labor union, labor organization, or works council or (ii) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of SIC or its subsidiaries; or

•
implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that could, in each case, implicate Worker Adjustment and Retraining Notification Act of 1988 or similar applicable law; or

•	agree, resolve or commit to do any of the actions contemplated by the foregoing bullets.
Special Meeting
Subject to the terms and conditions of the Merger Agreement, SIC agreed to cause the Special Meeting to be duly called and held as soon as reasonably practicable so that SIC can obtain an affirmative vote in favor of the Merger Proposal from the SIC stockholders holding a majority of the outstanding shares of Common Stock (the “Company Stockholder Approval”). Once established, SIC is not permitted to change the record date for the Special Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as required by applicable law. Subject to the terms and conditions of the Merger Agreement, the SIC Board will (i) include the Company Board Recommendation in favor of the Merger Proposal in this proxy statement, (ii) use reasonable best efforts to obtain the Company Stockholder Approval and (iii) otherwise comply with all applicable laws relating to the Special Meeting.
Notwithstanding the foregoing, if on a date for which the Special Meeting is scheduled, SIC has not received proxies representing a sufficient number of shares of Common Stock to constitute a quorum and to obtain the Company Stockholder Approval, whether or not a quorum is present, SIC will have the right to make one or more successive postponements or adjournments of the Special Meeting (it being understood that SIC may not postpose or adjourn the Special Meeting more than two (2) times or for more than ten (10) days in total pursuant to the foregoing without Parent’s prior written consent). SIC will, unless there has been an Adverse Recommendation Change (as defined below) (to the extent permitted under the Merger Agreement), use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of this proxy statement to its stockholders. Without the prior written consent of Parent, the adoption of the Merger Agreement and the Transactions (including the

Merger) shall be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that SIC will propose to be acted on at the Special Meeting.
No Solicitation of Acquisition Proposals by SIC
Subject to certain terms of the Merger Agreement, on the date of the Merger Agreement, SIC:
•
was required to, and to cause its subsidiaries and its and their respective directors, officers, employees and their other Representatives to, cease immediately and cause to be terminated any and all existing activities, communications, discussions or negotiations, if any, with any third party and its representatives conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal, and to cease providing any further information with respect to SIC or any such Acquisition Proposal to any such third party;

•
was required to promptly request that all copies of all confidential information that SIC, any of its subsidiaries or any of its or their Representatives have distributed or made available to any such third party in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such third party that contains, reflects or analyzes that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such third party; and

•	was required to cause any physical or virtual data room to no longer be accessible to or by any such third party.
From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement in accordance with its terms and the Effective Time:
•
SIC will not, and will cause its subsidiaries and its and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) not to:

•	solicit, initiate or knowingly take any action to facilitate or encourage, directly or indirectly, the submission of any Acquisition Proposal;
•
enter into or participate in any discussions or negotiations with, furnish any non-public information relating to SIC or any of its subsidiaries or afford access to the business, properties, assets, books or records of SIC or any of its subsidiaries to any third party in furtherance of any expression of interest, proposal or offer that constitutes or could reasonably be expected to result in an Acquisition Proposal;

•
fail to make, or withdraw or modify in a manner adverse to Parent, the Company Board Recommendation (or approve, endorse or recommend an Acquisition Proposal, or any proposal that would reasonably be expected to lead to an Acquisition Proposal, or make any public statement inconsistent with the Company Board Recommendation) (any of the foregoing described in this bullet, an “Adverse Recommendation Change”);

•	amend, modify or grant any waiver or release under, or fail to enforce, any standstill or similar agreement of SIC or any of its subsidiaries; or
•	enter into any Alternative Acquisition Agreement.
Notwithstanding the foregoing, if after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, SIC or any of its Representatives receives an Acquisition Proposal that is not a result of a breach of the Merger Agreement, then SIC and its Representatives may:
•	make inquiries solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal; and
•
if the SIC Board determines in good faith, after consultation with SIC’s outside legal counsel and financial advisor, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and the failure to take the actions described in this bullet could be inconsistent with its fiduciary duties pursuant to applicable law, then SIC and its Representatives, may (A) engage in negotiations or discussions with the third party and its

Representatives making such Acquisition Proposal; and (B) furnish to such third party or its Representatives non-public information relating to SIC or any of its subsidiaries or afford access to the business, properties, assets, books or records of SIC or any of its subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such third party.
Furthermore and notwithstanding any other provision of the Merger Agreement, SIC may (but only upon the express written request of the counterparty) grant a waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the purchase of shares of Common Stock or the making or soliciting of any offer or proposal) of any contract or agreement, but only to the extent necessary to allow a confidential Acquisition Proposal to be made to SIC or the SIC Board.
At any time until the Effective Time, SIC will notify Parent in writing promptly (and in any case later than twenty-four (24) hours) after receipt by SIC or any of its Representatives of:
•	any Acquisition Proposal;
•
any requests for non-public information relating to SIC or any of its subsidiaries or for access to the business, properties, assets, books or records of SIC or any of its subsidiaries by any third party that could reasonably be expected to make, or has made an Acquisition Proposal; or

•
any discussions or negotiations that are sought to be initiated or continued with SIC or any of its subsidiaries or any of its or their respective Representatives from any person (other than Parent) with respect to any Acquisition Proposal or proposal that could reasonably be expected to result in an Acquisition Proposal, including in such notification a copy (if in writing) of documents or written summary of material terms (if oral) relating to such expression of interest, proposal, offer or request for information, and the identity of the person from which such expression of interest, proposal, offer or request for information was received.

Thereafter, SIC will keep Parent reasonably informed on a prompt basis (and, in any event, within twenty-four (24) hours of any significant development) of:
•
the status and material developments relating to any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal including any copies (if in writing) of documents or written summaries of material terms (if oral) of any proposed agreements and amendments or modifications thereto, and a copy of any other documents provided by the relevant counterparty relating thereto, of any such Acquisition Proposal or any proposal that could reasonably be expected to result in an Acquisition Proposal; and

•
the status of any discussions or negotiations regarding any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal, and in the case of any material modification to the terms of any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal, SIC will notify Parent of such material modification within twenty-four (24) hours of SIC’s or any of its subsidiaries’ or any of its or their respective Representatives’ knowledge of any such material modification.

No Change of Recommendation
Except as permitted by the Merger Agreement, the SIC Board will not make an Adverse Recommendation Change.
Permitted Change of Recommendation—Superior Proposal
If at any time prior to obtaining the SIC stockholders’ approval of the Merger Proposal, SIC has received a Superior Proposal that is not a result of a breach of the Merger Agreement, then the SIC Board may make an Adverse Recommendation Change and/or cause SIC to terminate the Merger Agreement and pay the Termination Fee in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal concurrently with the termination of the Merger Agreement, provided that:
•
SIC notifies Parent in writing of its intent to take such action, which notice shall specify the identity of the person making any Superior Proposal and the material terms and conditions thereof (including any proposed draft Alternative Acquisition Agreement and any other material documents relating to such Superior Proposal); and

•
if requested by Parent, SIC will, and will cause its Representatives to, negotiate with Parent and its Representatives in good faith for during the Notice Period to amend the terms and conditions of the Merger Agreement such that the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal.

If the terms of the relevant Acquisition Proposal are materially amended or modified (it being understood that any change to the financial terms of such Acquisition Proposal will be deemed a material amendment or modification), then SIC will deliver to Parent a new notice, except that the Notice Period will instead end at 11:59 p.m. (New York City time), on the second (2nd) business day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Notice Period).
Permitted Change of Recommendation—Intervening Event
If at any time prior to obtaining the SIC stockholders’ approval of the Merger Proposal, the SIC Board determines in good faith, after consultation with SIC’s outside legal counsel and financial advisor, that the failure to take such action would be inconsistent with its fiduciary duties pursuant to applicable law, the SIC Board may, in response to an Intervening Event, make an Adverse Recommendation Change; provided that:
•	SIC notifies Parent in writing of its intent to take such action, which notice will specify the fact, event change or development in circumstances giving rise to an Intervening Event; and
•
if requested by Parent, SIC will, and will cause its Representatives to, negotiate with Parent and its Representatives in good faith for the Notice Period to amend the terms and conditions of the Merger Agreement such that the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change.

Nothing contained in the Merger Agreement will prevent the SIC Board from (i) complying with Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is taken or made in compliance with the Merger Agreement; provided that any such action taken or statement made that relates to an Acquisition Proposal will be deemed to be an Adverse Recommendation Change unless the SIC Board reaffirms the Company Board Recommendation in such statement or in connection with such action or (ii) issuing a “stop, look and listen” disclosure or substantially similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act.
Access to Information
From the date of the Merger Agreement until the Effective Time and subject to applicable law, including applicable antitrust laws, and the Confidentiality Agreement (as defined in the Merger Agreement), SIC will:
•
give to Parent and its Representatives reasonable access to the offices, properties, personnel, and books and records of SIC (provided, however, that Parent and its affiliates shall not conduct or cause to be conducted any sampling, testing or other invasive investigation of the air, soil, soil gas, surface water, groundwater, building materials or other environmental media);

•	furnish to Parent and its Representatives such financial and operating data and other information as they may reasonably request;
•
instruct its Representatives to cooperate with Parent in its investigation of SIC (it being agreed that investigation pursuant to this bullet will be conducted in such manner as not to interfere unreasonably with the conduct of the business of SIC); and

•	give Parent written notice of entering into any Acceptable Confidentiality Agreement within twenty-four (24) hours after the execution thereof.
Financing
For purposes of this section:
•
“Debt Commitment Letter” means the commitment letter dated on or around the date of the Merger Agreement from the financial institutions party thereto pursuant to which such financial institutions committed to provide the Debt Financing to Parent and Merger Subsidiary;

•
“Debt Financing Sources” means the agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing or any Alternative Debt Financing;

•
“Equity Commitment Letter” means the commitment letter dated on or around the date of the Merger Agreement from the Sponsor to Parent, pursuant to which the Sponsor agreed to provide the Equity Financing to Parent;

•	“Equity Financing” means the equity financing the Sponsor committed to provide to Parent pursuant to the Equity Commitment Letter in connection with the Transactions;
•	“Financing” means the Debt Financing and the Equity Financing;
•	“Financing Commitment Letters” means the Debt Commitment Letter and the Equity Commitment Letter; and
•
“Required Amount” means an amount sufficient (i) to consummate the Merger upon the terms contemplated by the Merger Agreement, (ii) to make all payments required by the Merger Agreement to be made in connection with the Closing, and (iii) to pay all related fees and expenses of Parent, Merger Subsidiary and their respective Representatives, in the case of each of the foregoing clauses (i) through (iii), to the extent required to be paid at the Closing pursuant to, and in accordance with, the Merger Agreement.

Each of Parent and Merger Subsidiary acknowledges and agrees that neither SIC nor any of its subsidiaries nor any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents and other Representatives shall be required to take any action that would subject such person to actual or potential liability, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or incur any other liability or provide or agree to provide any indemnity in connection with the Financing or any information utilized in connection therewith (it being understood that SIC shall be required to bear any and all fees, costs and expenses incurred by or on behalf of SIC in connection with its ordinary course financial reporting requirements), and Parent and Merger Subsidiary shall indemnify and hold harmless SIC and their respective directors, officers, employees, accountants, consultants, legal counsel, agents and other Representatives from and against any and all damage, loss and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third party claim or a claim solely between the parties hereto) suffered or incurred by any of them in connection with the Debt Financing or any information utilized in connection therewith, except with respect to any losses suffered or incurred as a result of the bad faith, gross negligence or willful misconduct by the Company or any of its Subsidiaries.

Parent and Merger Subsidiary will use, and will cause their affiliates to use, its and their reasonable best efforts to:
•	take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to:
○	obtain the proceeds of the Financing on the terms and conditions described in the Financing Commitment Letters; and
○
satisfy on a timely basis (or obtain the waiver of) all conditions and covenants applicable to Parent, Merger Subsidiary, the Sponsor or their respective affiliates under the Financing Commitment Letters;

•
cause the Sponsor to fund, at the Closing upon the satisfaction (or waiver) of the conditions contained in the Equity Commitment Letter, the full amount of the Equity Financing required, in combination with other sources of financing, to consummate the Transactions and pay related expenses, if all conditions to Closing contained in the Merger Agreement are satisfied or waived (other than those conditions that (x) by their terms are to be satisfied at the Closing or (y) will be satisfied or waived upon funding); and

•	maintain the effectiveness of the Financing Commitment Letters until the Transactions are consummated.
Without the prior written consent of SIC, neither Parent nor Merger Subsidiary may consent to any amendment, modification, waiver or early termination of the Financing Commitment Letters if such amendment, modification, waiver or early termination would:
•	adversely change the conditions precedent set forth therein or the timing of the funding of the commitments thereunder;
•
reduce the aggregate amount of the Debt Financing to be funded on the Closing Date without a corresponding increase in the Equity Financing or reduce the aggregate amount of the Equity Financing without a corresponding increase in the Debt Financing such that the aggregate amount of the Financing would be less than the amount required to pay the Required Amount; or

•	otherwise adversely affect the ability of Parent and Merger Subsidiary to enforce their rights under the Financing Commitment Letters or consummate the Transactions or the timing of the Closing.
Notwithstanding the foregoing, any amendment, supplement or modification to effectuate any “market flex” terms contained in the Debt Commitment Letter (including any fee letter in connection therewith) or to add any additional agents or other financial institutions thereto as provided for therein will be permitted and will not require SIC’s written consent. For purposes of the Merger Agreement, references to any “Financing Commitment Letter” include such document as permitted or required by the Merger Agreement to be amended, modified or waived, in each case from and after such amendment, modification or waiver.
Parent will:
•	give SIC prompt notice of:
○	any material breach or threatened material breach by any party to any of the Financing Commitment Letters of which Parent or Merger Subsidiary becomes aware;
○	any termination or threatened termination of any Financing Commitment Letter by any party thereto; or
○	if for any reason Parent or Merger Subsidiary believes in good faith that:
•
there is (or there is reasonably likely to be) a material dispute or disagreement between or among any parties to the Financing Commitment Letters or any definitive agreement related thereto solely to the extent such disagreement or dispute relates to the obligation (including with respect to the conditions, “flex” provisions or termination provisions thereto) of the parties thereto to fund their commitments thereunder or the availability of the Financing (but excluding, for the avoidance of doubt, any ordinary course negotiations with respect to the terms of the Financing or any definitive document related to the Financing);
•
there is a material possibility that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Commitment Letters; and

•
promptly following SIC’s request, keep SIC reasonably informed of the status of its efforts to arrange the financing for the Transactions, whether or not contemplated by the Financing Commitment Letters;

provided, however, that none of the foregoing seven (7) bullets will require Parent to disclose any information that is subject to the attorney-client or work-product privilege or the disclosure of which would result in the breach of any of Parent’s confidentiality obligations set forth in any of the Financing Commitment Letters (as in effect on the date of the Merger Agreement).
If the Debt Financing contemplated by the Debt Commitment Letter becomes unavailable on the terms and conditions contemplated therein (including any applicable market “flex” provisions), in whole or in part, for any or no reason, and such unavailable portion is necessary to fund the Required Amounts without a corresponding increase in the Equity Financing necessary to fund the Required Amounts, Parent will:
•	promptly notify SIC thereof; and
•
use its reasonable best efforts to arrange for and obtain alternative financing from other sources on terms and conditions that are not materially less favorable to Parent (as determined by Parent in good faith) than those in the Debt Commitment Letter in respect of the Debt Financing which has become unavailable in an amount sufficient to fund the Required Amount (the “Alternative Debt Financing”) to replace such unavailable Debt Financing and to obtain a new financing commitment letter with respect to such Alternative Debt Financing (the “Alternative Debt Commitment Letter”); provided that any such Alternative Debt Financing will not, without the prior written consent of SIC:

○
expand upon the conditions precedent to the Debt Financing as set forth in the Debt Commitment Letter in any respect that would make such conditions materially less likely to be satisfied by the Closing Date or

○	be reasonably expected to prevent, materially impede or materially delay the consummation of the Transactions.
For the avoidance of doubt, obtaining the Financing is not a condition to Closing and the failure to obtain the Financing or arrange for any such Alternative Debt Financing does not relieve Parent or Merger Subsidiary of any of its obligations to consummate the Transactions irrespective and independently of the availability of the Financing or any alternative financing (subject to fulfillment or waiver of specified conditions contained in the Merger Agreement).
In the event any Alternative Debt Commitment Letter is obtained, (x) any reference in the Merger Agreement to the “Debt Financing” will include the debt financing contemplated by such Alternative Debt Commitment Letter and (y) any reference in the Merger Agreement to the “Financing Commitment Letters” or the “Debt Commitment Letter” will be deemed to include the Debt Commitment Letter to the extent not superseded by an Alternative Debt Commitment Letter at the time in question and any Alternative Debt Commitment Letters to the extent then in effect.
SIC’s Financing Covenant
From the date of the Merger Agreement until the Closing, SIC shall, and shall cause its and their respective officers, employees, advisors and other representatives to, use reasonable best efforts to, at Parent’s sole cost and expense, cooperate with Parent in connection with the arrangement of the Debt Financing, including by:
•
participating in a reasonable number of lender meetings, due diligence sessions and similar presentations to and with Debt Financing Sources, including direct contact between senior management of SIC, on the one hand, and the Debt Financing Sources, on the other hand, in each case on reasonable advance notice and at reasonable times and locations;

•
to the extent such information is readily available to SIC, furnishing Parent and its Debt Financing Sources with financial and other information customarily provided for debt financings and such other customary and pertinent information regarding SIC as may be reasonably requested by Parent to assist Parent in its preparation of any pro forma financial statements required in connection with the Debt Financing;

•	assisting (to the extent reasonably requested by Parent) with the preparation of definitive financing documentation and the schedules and exhibits thereto;
•	assisting with the pledging of collateral for the Debt Financing and obtaining releases of existing liens;
•
cooperating in satisfying the conditions precedent set forth in the Debt Commitment Letter to the extent the satisfaction of such condition requires the cooperation of, or is within the control of, SIC and is otherwise consistent with the Merger Agreement’s Debt Financing cooperation requirements;

•	assisting with the preparation of customary legal opinions to be delivered to the Debt Financing Sources at closing by outside counsel to Parent;
•
assisting with the delivery of customary certificates in connection with the Debt Financing (including the delivery of a customary solvency certificate by a continuing financial officer of SIC, the effectiveness of which shall be conditioned on the occurrence of the Closing);

•
providing to Parent and its Debt Financing Sources at least five (5) business days prior to the Closing Date (to the extent requested at least eight (8) business days prior to the Closing Date) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and any certification regarding beneficial ownership required by 31 C.F.R. § 1010.230;

•
requesting, obtaining and delivering to Parent prior to the Closing Date the Payoff Documents and providing assistance and cooperation with backstopping or cash collateralizing letters of credit and similar obligations;

•
delivering to Parent, at least two (2) business days prior to the anticipated Closing Date, the Payoff Documents, which will set forth (A) the Payoff Amount, (B) the lenders’ obligation to release all liens and other security in connection thereto immediately upon receiving the Payoff Amount and (C) wire transfer instructions for paying the Payoff Amount;

•
consenting to the customary and reasonable use of SIC’s logos solely in connection with any Debt Financing (provided, that such logos are used solely in a manner that is not intended, or reasonably likely, to harm or disparage SIC or any of its subsidiaries or affiliates or their reputation or goodwill or otherwise materially and adversely affect SIC or any of its subsidiaries or affiliates);

•
expressly authorizing Parent to make use of the financial statements and other information that SIC provided to Parent and Merger Subsidiary pursuant to the Merger Agreement for purposes of the Debt Financing;

All information provided by SIC pursuant to the foregoing bullets will be kept confidential in accordance with the Confidentiality Agreement, except that Parent is permitted to disclose such information to the Debt Financing Sources in accordance with the terms of the Debt Commitment Letter, subject to customary confidentiality undertakings by the Debt Financing Sources.
The Merger Agreement does not include any financing-related closing conditions.
Resignations
At the written request of Parent, SIC will cause any director or officer of SIC or any director or officer of any of SIC’s subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
Obligations of Merger Subsidiary
Subject to the terms and conditions of the Merger Agreement, Parent will take all action necessary to (a) cause Merger Subsidiary to perform its obligations under the Merger Agreement and to consummate the

Transactions on the terms and conditions set forth in the Merger Agreement and (b) ensure that, prior to the Effective Time, Merger Subsidiary will not conduct any business or make any investments or incur or guarantee any indebtedness other than as specifically contemplated by the Merger Agreement.
Voting of Shares
Parent will vote all shares of Common Stock owned by it or any of its subsidiaries in favor of the Company Stockholder Approval of the Merger Agreement at the Special Meeting.
Director and Officer Liability
For at least six (6) years after the Effective Time, Parent and the Surviving Corporation will indemnify and hold harmless, each Indemnified Person in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the DGCL and any other applicable law as provided under SIC’s Certificate of Incorporation and Bylaws as in effect on the date of the Merger Agreement; and
•
For six (6) years after the Effective Time, except as otherwise required by applicable law, Parent will cause to be maintained in effect provisions in the Certificate of Incorporation and Bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the Merger Agreement.

Prior to the Effective Time, SIC will or, if SIC is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of SIC’s existing D&O Insurance, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as SIC’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under SIC’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of SIC or any of SIC’s subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions).
If SIC or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will:
•
continue to maintain in effect, for a period of at least six (6) years following the Effective Time, the D&O Insurance in place as of the date of the Merger Agreement with SIC’s current insurance carrier or with an insurance carrier with the same or better credit rating as SIC’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under SIC’s existing policies as of the date of the Merger Agreement; or

•
purchase from SIC’s current insurance carrier or from an insurance carrier with the same or better credit rating as SIC’s current insurance carrier with respect to D&O Insurance, comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date of the Merger Agreement;

provided, that neither Parent nor the Surviving Corporation will be required to pay, in the aggregate, in excess of 300% of the last annual premium paid by SIC prior to the date of the Merger Agreement in respect of the coverage required to be obtained pursuant to the Merger Agreement, but in such case will obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

The rights of each Indemnified Person pursuant to the directors’ and officers’ liability covenants contained in the Merger Agreement:
•
are in addition to any rights any such Indemnified Person may have under may have under the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or under the DGCL or any other applicable law or under any of the indemnification agreements identified in the SIC Disclosure Schedule, and nothing contained in the Merger Agreement will modify, abridge, narrow or restrict any such rights; and

•	shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.
In the event that Parent or the Surviving Corporation or any of their respective successors or assigns:
•	consolidates with or merges into any other person and will not be the continuing or surviving person of such consolidation or merger; or
•	transfers or conveys all or substantially all of its properties and assets to any person;
then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, will assume the obligations set forth in the directors’ and officers’ liability covenant of the Merger Agreement.
Employee Matters
For purposes of this section, the term “Continuing Employee” will mean employees who are actively employed by SIC or any of its subsidiaries immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent or the Surviving Corporation or any subsidiary thereof.
For a period of twelve (12) months following the Effective Time, Parent will provide or cause the Surviving Corporation to provide to each Continuing Employee:
•
a base salary or base wage rate and short-term cash incentive compensation opportunities (excluding any value attributable to equity-based compensation) that are no less favorable in the aggregate than those provided to such Continuing Employee immediately prior to the Effective Time;

•
severance benefits that are no less favorable than those provided to such Continuing Employee as in effect on the date of the Merger Agreement and disclosed on the designated section of the SIC Disclosure Schedule; and

•
other material employee benefits (excluding any value attributable to any equity or equity-based, change in control, retention, transaction or similar incentive opportunities, or defined benefit pension, nonqualified deferred compensation or retiree or post-termination health or welfare benefits), that are substantially comparable in the aggregate to those provided to such Continuing Employee by SIC or the applicable subsidiary thereof immediately prior to the Effective Time under the Employee Plans set forth on the designated section of the SIC Disclosure Schedule.

In addition and without limiting the generality of the foregoing, each Continuing Employee will immediately be eligible to participate, without any waiting time, in any and all plans of Parent, the Surviving Corporation or their respective affiliates (“Surviving Corporation Plans”) to the extent coverage under any such plan replaces coverage under a comparable benefit plan in which such Continuing Employee participates immediately prior to the Effective Time.
With respect to all Surviving Corporation Plans (including any “employee benefit plan,” as defined in Section 3(3) of ERISA, whether or not subject to ERISA) maintained by Parent or any of its respective subsidiaries (including any vacation, paid time-off or severance plans but excluding any equity based compensation plan or long-term incentive plan) in which such Continuing Employee is eligible to participate (but not for benefit accrual under any defined benefit plan or retiree or post-termination welfare benefit plan or vesting under any equity or equity-based compensation plan), for purposes of eligibility to participate and vesting and, with respect to paid time off or severance only, determining the level of benefit, each Continuing Employee’s service with SIC or any of its subsidiaries (as well as service with any predecessor employer of

SIC or any such subsidiary, to the extent service with the predecessor employer is recognized by SIC or such subsidiary) will be treated as service with Parent or any of its respective subsidiaries to the same extent and for the same purpose as such service was recognized under the analogous Employee Plan; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.
With respect to any welfare plan maintained by Parent or any of its subsidiaries in which any Continuing Employee is eligible to participate after the Effective Time, Parent will, and will cause the Surviving Corporation to:
•
waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Employee Plan in which such employees participated immediately prior to the Effective Time; and

•
provide Continuing Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under any such plan in the plan year in which the Closing occurs.

Parent will provide or cause the Surviving Corporation to provide to each individual who is an employee of SIC or any of its subsidiaries immediately prior to the Effective Time but whose employment is terminated at or within twelve (12) months following the Effective Time by Parent, the Surviving Corporation or any Subsidiary thereof, an annual bonus for the 2021 bonus year prorated based upon the number of days elapsed between the beginning of the year in which the termination occurs and the date of such termination, and based on the “target” level of performance, in each case, in accordance with the methodology set forth in the applicable individual’s offer letter and/or employment agreement as in effect as of the date of the Merger Agreement.
With respect to any Continuing Employees whose principal place of employment is outside of the United States, Parent’s obligations under the Merger Agreement with respect to employee matters will be modified to the extent necessary to comply with applicable law where such employee of SIC or any of its subsidiaries primarily perform their duties.
The parties to the Merger Agreement agreed that all provisions contained in the employee matters covenant are solely for the benefit of the parties to the Merger Agreement and that no employee of SIC or any of its subsidiaries, Continuing Employee or any other person (including any beneficiary or dependent thereof) will be regarded for any purpose as a third party beneficiary of the Merger Agreement, and no provision of the employee matters covenant in the Merger Agreement will create such rights in any such persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries. Nothing in the Merger Agreement will be construed as an amendment to, modification, termination or establishment of any Employee Plan or compensation or benefit plan, program, agreement or policy of Parent or any of its subsidiaries.
Regulatory Authorizations and Consents
Subject to the terms and conditions of the Merger Agreement, SIC and Parent will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the Transactions, including:
•
preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents; and

•
obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other third party that are necessary, proper or advisable to consummate the Transactions.

In furtherance and not in limitation of the foregoing, each of Parent and SIC agreed:
•
to file a notification and report form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten (10) business days of the date of the Merger Agreement, requesting early termination of the waiting period if available;

•	to supply as promptly as practicable any additional information and documentary material that may be requested by any governmental authority pursuant to the HSR Act;
•	to use their reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable; and
•	not to, and to cause their respective affiliates not to, take any action intended to adversely affect the approval of any governmental authority of any of the aforementioned filings.
In addition, the parties to the Merger Agreement agreed:
•	that Parent will pay all filing fees under the HSR Act;
•	that only Parent may:
○	extend any waiting period under the HSR Act (including by withdrawing and refiling any filing pursuant to the HSR Act); or
○
enter into any agreement with a governmental authority to delay or not to consummate the Transactions (but Parent will only do so in good faith (after consulting in advance with SIC and in good faith taking SIC’s views into account));

•	that each party to the Merger Agreement will, to the extent reasonably practical and permitted by applicable law:
○
promptly notify the other parties thereto of any material oral or written communication such party receives from any governmental authority relating to the matters that are the subject of the regulatory authorizations and consents covenants (and, if written, provide copies of, or if oral, advise of the contents of, any such communications);

○	permit the other parties thereto to review in advance and comment on any written communication proposed to be made by such party (or its Representatives) to any governmental authority; and
○
provide the other parties to the Merger Agreement with copies of all correspondence, filings or other written communications (other than the HSR Act filing itself) between them or any of their Representatives, on the one hand, and any governmental authority, on the other hand, with respect to the Merger Agreement, subject to customary and appropriate limitations on the exchange of competitively sensitive information consistent with antitrust laws (and provided that materials may be redacted as necessary to address reasonable attorney-client privilege or confidentiality concerns);

•
that no party to the Merger Agreement will agree to participate in any meeting or substantive discussion with any governmental authority in respect of any such filings, investigation or other inquiry unless:

○	to the extent reasonably practicable and permitted by applicable law, it consults with the other parties to the Merger Agreement in advance; and
○	to the extent reasonably practicable and permitted by such governmental authority, gives the other parties to the Merger Agreement the opportunity to attend and participate at such meeting; and
•
subject to the Confidentiality Agreement and to customary and appropriate limitations on the exchange of competitively sensitive information consistent with antitrust laws, to coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties to the Merger Agreement may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting period.

Notwithstanding anything contained in the Merger Agreement to the contrary, Parent agreed to take any and all steps, and to make any and all undertakings, necessary to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any governmental authority with respect to the Transactions so as to enable the consummation of the Transactions by Parent to occur as soon as reasonably possible (and in any event, no later than the End Date), including:
•	proposing, negotiating, committing to and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent; or
•	otherwise taking or committing to take actions that limit Parent’s freedom of action with respect to, or its ability to retain or operate, any of the businesses, product lines or assets of Parent, in each case, as may be required in order to avoid the adoption or entry of, or to effect the dissolution or lifting of, any decisions, injunction, temporary restraining order, or other order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the consummation of the Transactions.
Further, and for the avoidance of doubt, Parent will take any and all actions necessary in order to ensure that no (x) requirement for any non-action, consent or approval of the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or other governmental authority, (y) decree, judgment, injunction, temporary restraining order or any other order in any suit or proceeding, or (z) other matter relating to any antitrust or competition law would preclude the Closing by the End Date.
The Merger Agreement’s regulatory authorizations and consents covenant (and not any other provision of the Merger Agreement) provides the sole and exclusive obligations of the parties thereto with respect to seeking and obtaining any approvals under any antitrust law.
Public Announcements
Parent and SIC will consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or holding any press conference or conference call with investors or analysts with respect to the Merger Agreement or the Transactions and, except in respect of any public statement or press release as may be required by applicable law or any listing agreement with or rule of any national securities exchange or association (on which, in ease case, the other party will be provided the opportunity to review and comment), will not issue any such press release or make any such other public statement or schedule any such press conference or conference call without the consent of the other party; provided that (a) the public announcements covenant in the Merger Agreement will not restrict any SIC communication made in connection with any Acquisition Proposal or Intervening Event and (b) the restrictions in the public announcements covenant in the Merger Agreement will not apply to communications that are disclosures or communications by Parent or its affiliates
•
to existing or prospective general or limited partners, equityholders, members, managers or investors of such person or any affiliates of such person, in each case who are subject to customary confidentiality restrictions,

•	in connection with any dispute between the parties to the Merger Agreement regarding the Merger Agreement or Transactions,
•	in connection with the Debt Financing, or
•
made by SIC or Parent or their respective affiliates in response to questions by the press, analysts, investors or those participating in investor calls or industry conferences so long as such statements are consistent with information previously disclosed in previous press releases, public disclosures or public statements made by SIC or Parent in compliance with the public announcements covenant in the Merger Agreement.

Section 16 Matters
Prior to the Effective Time, SIC will take all such steps as may be required to cause the Transactions, and any disposition of Common Stock (including derivative securities with respect to Common Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to SIC to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Transaction Litigation
SIC will notify Parent in writing promptly of the commencement of any stockholder litigation brought or threatened in writing against SIC or its directors or officers relating to the Transactions (“Transaction Litigation”) and will keep Parent reasonably informed with respect to the status thereof (including by providing copies of all pleadings with respect thereto). SIC will be entitled to direct and control the defense of any Transaction Litigation; provided, however, that SIC:
•
will consult with, and will give Parent the right to, participate in the defense, negotiation or settlement of any Transaction Litigation (to the extent that the attorney-client privilege between SIC and its counsel is not undermined or otherwise affected),

•	will give reasonable and good faith consideration to Parent’s advice with respect to such Transaction Litigation, and
•
will not compromise or settle, or agree to compromise or settle, any Transaction Litigation without the prior written consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed).

For the avoidance of doubt, any action, litigation or other proceedings related to Dissenting Shares will be governed by the provisions of the Merger Agreement specifically relating to Dissenting Shares.
Takeover Laws
Each of Parent, Merger Subsidiary and SIC will, and will cause the members of their respective boards of directors to, use their respective reasonable best efforts to ensure that no Takeover Law (as defined in the Merger Agreement) is or becomes applicable to any of the Transactions. If any Takeover Law becomes, or purports to be, applicable to Transactions, each of Parent, Merger Subsidiary and SIC will, and will cause the members of their respective boards of directors to, use their reasonable best efforts grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated thereby and otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.
Stock Exchange Delisting; Deregistration
Prior to the Effective Time, SIC will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the applicable laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Common Stock from NASDAQ and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Conditions to the Completion of the Merger
Conditions to Each Party’s Obligation to Effect the Merger
Each party’s obligation to effect the Merger is subject to the satisfaction at Closing, or waiver at or prior to Closing, of each of the following conditions:
•	the Company Stockholder Approval must have been obtained in accordance with the DGCL;
•	any applicable waiting period under the HSR Act relating to the Merger must have expired or been terminated and no timing agreements prohibiting the consummation of the Merger being in effect; and
•
no governmental authority has enacted, issued, promulgated, enforced or entered any injunction, judgment, action or order (whether temporary, preliminary or permanent), or any applicable law that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Transactions that will still be in effect.

Conditions to Parent’s and Merger Subsidiary’s Obligations to Effect the Merger
In addition, Parent’s and Merger Subsidiary’s obligation to effect the Merger is subject to the satisfaction, or waiver (where permissible pursuant to applicable law), of each of the following conditions:
•	The accuracy of the representations and warranties of SIC:
•
regarding capitalization of SIC (as set forth in specified sections of the Merger Agreement) must be true and correct in all respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which must be so true only as of such time), except where the failure to be so true and correct in all respects would not reasonably be expected to result in any cost, expense, liability or other loss to SIC (or the Surviving Corporation) or Parent, individually or in the aggregate, in excess of $1,000,000;

•
regarding certain aspects of corporate existence and power, corporate authorization, certain aspects of capitalization, brokers and opinions of financial advisors (disregarding, and without giving effect to all materiality or “Material Adverse Effect” or similar qualifications therein) must be true and correct in all material respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which will be true only as of such time); and

•
each of the other representations and warranties of SIC set forth in the Merger Agreement (disregarding, and without giving effect to all materiality or “Material Adverse Effect” or similar qualifications therein) must be true at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which will be true only as of such time), with only such exceptions to such other representations and warranties as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on SIC;

•
SIC must have performed and complied with, in all material respects all of its covenants and obligations under the Merger Agreement required to be performed and complied with by it at or prior to the Effective Time;

•
since the date of the Merger Agreement, there must have been no fact, change, event, circumstance, occurrence or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect on SIC; and

•	Parent must have received a certificate signed by a duly authorized executive officer of SIC certifying to the matters contemplated by immediately preceding bullets.
Conditions to SIC’s Obligation to Effect the Merger
SIC’s obligation to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable law), of each of the following conditions:
•
each of Parent and Merger Subsidiary must have performed and complied with, in all material respects all of its covenants and obligations under the Merger Agreement required to be performed and complied with by it at or prior to the Effective Time;

•
the representations and warranties of Parent relating to corporate existence and power, corporate authorization and brokers set forth in the Merger Agreement must be true and correct in all material respects at and as of the Closing as if made at and as of such time, as of the date of the Closing (except to the extent such representations and warranties are expressly made as of a specific time, in which case such representations and warranties must be so true and correct only as of such time);

•
each of the other representations and warranties of Parent contained in the Merger Agreement (disregarding, and without giving effect to, all materiality and Parent Material Adverse Effect or similar qualifications therein) was true and correct as of the date of the Closing as if made at and as of such time (except to the extent such representations and warranties are expressly made as of a specific time, in which case such representations and warranties must so true and correct as of such specific time), with only such exceptions to such other representations and warranties as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•	SIC must have received a certificate signed by a duly authorized executive officer of Parent certifying to the matters contemplated by the immediately preceding bullets.
Termination of the Merger Agreement
Termination by Mutual Consent
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) by mutual written agreement of Parent and SIC.
Termination by Either Parent or SIC
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by either Parent or SIC, if:
•
the Merger has not been consummated on or before December 31, 2021 (the “End Date”); provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party to the Merger Agreement if the failure of the Merger to be consummated by such time was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement;

•
(i) any injunction, judgement, action or order by a court of competent jurisdiction is permanently in effect that restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger and has become final and non-appealable, or (ii) any other applicable law has been enacted, entered, enforced or deemed applicable to the Merger that restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Merger; provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party to the Merger Agreement if the enactment, issuance, promulgation, enforcement or entry of any such injunction, judgement, action or order, or such injunction, judgement, action or order becoming final and non-appealable, was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement; or

•
at the Special Meeting (including any adjournment or postponement thereof), the approval of the Merger Proposal will not have been obtained; provided that the right to terminate the Merger Agreement pursuant to this bullet will not be available to a party thereto if the failure to obtain approval of the Merger Proposal at the Special Meeting (or any adjournment or postponement thereof) was primarily caused by the failure of such party to perform any of its obligations under the Merger Agreement.

Termination by Parent
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by Parent, if:
•	an Adverse Recommendation Change has occurred; or
•
(i) there has been a breach of or failure to perform any covenant or agreement on the part of SIC set forth in the Merger Agreement or (ii) any representation or warranty of SIC set forth in the Merger Agreement has become inaccurate or been breached, and such breach, failure or inaccuracy would (A) preclude certain closing conditions contained in the Merger Agreement from being satisfied, and (B) such breach, failure to perform or inaccuracy is not curable within thirty (30) days or, if curable, is not cured by the End Date; provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Parent if Parent is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement which breach would result in a failure of a condition precedent to SIC’s obligation to consummate the Transactions.

Termination by SIC
The Merger Agreement may be terminated, and the Merger abandoned at any time prior to the Effective Time (notwithstanding receipt of the SIC stockholders vote in favor of the Merger Proposal) by SIC, if:
•
prior to the SIC stockholder’s approval of the Merger Proposal, SIC enters into a definitive Alternative Acquisition Agreement concerning a Superior Proposal, and, concurrently with and as a condition to such termination, SIC pays the Termination Fee;

•
(i) there has been a breach of or failure to perform any covenant or agreement on the part of Merger Subsidiary or Parent set forth in the Merger Agreement or (ii) any representation or warranty of Merger Subsidiary and Parent set forth in the Merger Agreement becomes inaccurate or been breached, and such breach, failure or inaccuracy would (A) preclude certain closing conditions contained in the Merger Agreement from being satisfied and (B) such breach, failure to perform or inaccuracy is not curable within thirty (30) days or, if curable, is not cured by the End Date; provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to SIC if SIC is then in breach of any covenant, agreement, representation or warranty contained in the Merger Agreement which breach would result in a failure of a condition precedent to Parent’s and Merger Subsidiary’s obligation to consummate the Transactions; or

•
(i) all of Parent’s and Merger Subsidiary’s conditions to the Closing were satisfied or waived as of the date that the Closing should otherwise have been consummated pursuant to the terms of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, each of which would have been satisfied if the Closing had occurred at such time), (ii) SIC has irrevocably confirmed to Parent in writing that (A) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (B) SIC is ready and able to, and will, consummate the Closing on any date within three (3) business days after delivery of such confirmation, and (iii) Parent fails to complete the Closing within such three (3) business day period, provided, that such conditions precedent to the obligation of Parent and Merger Subsidiary to close the Transactions remain satisfied and such confirmation remains in full force and effect at the close of business on such third business day.

Expenses and Termination Fees
SIC’s Obligation to Pay Parent Expenses
In the event the Merger Agreement is terminated by either Parent or SIC because the Company Stockholder Approval was not obtained at the Special Meeting, SIC will pay Parent the Parent Expenses; provided that any payment of the Parent Expenses will not affect Parent’s right to receive any Termination Fee otherwise due under the Merger Agreement, but shall reduce, on a dollar for dollar basis, any Termination Fee that becomes due and payable under the Merger Agreement.
Termination Fee
SIC’s Payment of Termination Fee
SIC will be required to pay to Parent the Termination Fee if:
•	Parent terminates the Merger Agreement as a result of the SIC Board making an Adverse Recommendation Change; or
•	SIC terminates the Merger Agreement as a result of SIC entering into a definitive Alternative Acquisition Agreement concerning a Superior Proposal.
In addition, SIC will be required to pay the Termination Fee to Parent if:
•	the Merger Agreement is terminated:
○	by Parent because the Merger is not consummated before the End Date;
○
by SIC because the Merger is not consummated on or before the End Date and the failure of the Merger to be consummated by the End Date did not result from a breach of the Merger Agreement by Parent that would give SIC the right to validly terminate the Merger Agreement;

○
by Parent because SIC breached or failed to perform any covenant or agreement contained in the Merger Agreement and such breach or failure to perform (A) would preclude certain closing conditions contained in the Merger Agreement from being satisfied, and (B) is not curable within thirty (30) days or, if curable, is not cured by the End Date; and

•	each of the following conditions are satisfied:
○
after the date of the Merger Agreement and prior to such termination, an Acquisition Proposal is publicly announced or otherwise communicated to the SIC Board or the SIC stockholders and, in either case, is not withdrawn; and

○
within twelve (12) months following such termination, SIC or any of its subsidiaries enters into a definitive agreement providing for, or consummates an Acquisition Proposal (provided that for purposes of this bullet, each reference to “20%” contained in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”) then immediately prior to or currently with the entry into such definitive agreement, SIC will pay to Parent by wire transfer of immediately available funds to an account designated in writing by Parent, the Termination Fee.

Lastly, SIC will be required to pay the Termination Fee to Parent if:
•
the Merger Agreement is terminated by SIC or Parent because the Company Stockholder Approval is not obtained at the Special Meeting and the failure to obtain the Company Stockholder Approval was not primarily caused by the failure of SIC or Parent, as applicable, to perform any of its obligations under the Merger Agreement; and

•	each of the following conditions are satisfied:
○
after the date of the Merger Agreement and prior to the Special Meeting, an Acquisition Proposal is publicly announced or otherwise communicated to the SIC Board or the SIC stockholders and, in either case, is not withdrawn; and

○
within twelve (12) months following the date of the Merger Agreement's termination, SIC enters into a definitive agreement providing for, or consummates an Acquisition Proposal (provided, however, that for purposes of this bullet and the immediately preceding bullet, each reference to “20%” contained in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”) (in which case the Termination Fee is payable immediately prior to or currently with the entry by SIC or a subsidiary thereof into such definitive agreement).

Parent’s Payment of Reverse Termination Fee
Parent will be required to pay the Reverse Termination Fee to SIC if the Merger Agreement is terminated by SIC because:
•
all of Parent’s and Merger Subsidiary’s conditions to the Closing were satisfied or waived as of the date that the Closing should otherwise have been consummated pursuant to the terms of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, each of which would have been satisfied if the Closing had occurred at such time);

•
SIC has irrevocably confirmed to Parent in writing that (A) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (B) SIC is ready and able to, and will, consummate the Closing on any date within three (3) business days after delivery of such confirmation; and

•
Parent fails to complete the Closing within such three (3) business day period, provided, that such conditions to the obligation of Parent and Merger Subsidiary to close the Transactions remain satisfied and such confirmation remains in full force and effect at the close of business on such third business day.

The parties agreed and acknowledged that in no event will Parent be required to pay the Reverse Termination Fee on more than one occasion.

Enforcement Expenses
Parent Enforcement Expenses
As used in this section, the term “Willful Breach” means any breach of the Merger Agreement that is the consequence of an intentional action or intentional omission by any party if such party actually knew that the taking of such action or the failure to take such action would be a breach of the Merger Agreement.
If SIC fails to promptly pay the Termination Fee or Parent Expenses when due, SIC shall also be obligated to pay any documented out-of-pocket costs and expenses incurred by Parent in connection with a legal action to enforce the Merger Agreement that results in a judgment against SIC for such amounts, together with interest on the amount of any unpaid fee, cost or expense at the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal (the “Prime Rate”) from the date such fee, cost or expense was required to be paid to (but excluding) the payment date; provided, that such amount shall not exceed collectively $1,000,000. (collectively, the “Parent Enforcement Expenses”).
Notwithstanding anything to the contrary in the Merger Agreement, in the event that SIC fails to effect the Closing as and when required pursuant to the Merger Agreement or otherwise breaches the Merger Agreement or fails to perform thereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for an order of specific performance prior to the termination of the Merger Agreement as permitted therein, (i) Parent’s and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) SIC, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of SIC or its subsidiaries or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Group”) in respect of the Merger Agreement, any agreement executed in connection therewith and the Transactions will be (I) to terminate the Merger Agreement and collect, if due, the Termination Fee (including any Parent Enforcement Expenses) from SIC, and (II) following the termination of the Merger Agreement by either party, Parent’s right to seek monetary damages (including any Parent Enforcement Expenses) from SIC in the event of SIC’s Willful Breach prior to the termination of the Merger Agreement; provided that under no circumstances will the collective monetary damages, including any Parent Expenses, payable by SIC or any other member of the Company Group for breaches (including any Willful Breach) under the Merger Agreement, any other agreement executed in connection therewith or the transactions contemplated thereby (including the payment of the Termination Fee pursuant to the Merger Agreement) exceed an amount equal to $15,423,750 plus Parent Enforcement Expenses (if any) and (ii) upon payment of such amounts, no member of the Company Group will have any further liability or obligation relating to or arising out of the Merger Agreement, any agreement executed in connection therewith or the transactions contemplated thereby; provided, that in no event will Parent and Merger Subsidiary be entitled to (1) payment of both monetary damages and the Termination Fee, or (2) both (x) payment of any monetary damages and/or the Termination Fee and (y) a grant of specific performance of the Merger Agreement or any other equitable remedy against SIC that results in the Closing.
SIC Enforcement Expenses
Similarly, if SIC commences a legal action against Parent or Merger Subsidiary as contemplated by the Merger Agreement that results in a judgment for monetary damages against Parent or Merger Subsidiary, Parent shall also pay any documented out-of-pocket costs and expenses incurred by SIC in connection with such action, together with interest on the amount of such judgment at the Prime Rate from the date of termination of the Merger Agreement to (but excluding) the payment date; provided, that such amount shall not exceed collectively $1,000,000 (collectively, the “SIC Enforcement Expenses”).
Notwithstanding anything to the contrary in the Merger Agreement, in the event that Parent and Merger Subsidiary fail to effect the Closing or otherwise breach the Merger Agreement or fail to perform thereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for an order of specific performance prior to the termination of the Merger Agreement as permitted therein, (i) SIC’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) Parent, Merger Subsidiary, the Sponsor and the Debt Financing Sources, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of Parent, Merger Subsidiary or the Sponsor or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Group”) in respect of the Merger Agreement, any agreement executed in connection therewith, including the Equity Commitment Letter, and the transactions contemplated by the Merger Agreement and any such agreement, including the Equity Commitment Letter, will be (I) to terminate the Merger Agreement and collect, if due, the Reverse Termination Fee (including any SIC Enforcement Expenses) from Parent and (II) following the termination of the Merger Agreement by either party, SIC’s right to seek monetary damages (including any SIC Enforcement Expenses) from Parent (and to cause the Sponsor to fund such monetary damages pursuant to the Equity Commitment Letter) in the event of Parent’s or Merger Subsidiary’s Willful Breach prior to the termination of the Merger Agreement; provided that under no circumstances will the collective monetary damages payable by Parent, Merger Subsidiary or any other member of the Parent Group for breaches (including any Willful Breach) under the Merger Agreement, the Equity Commitment Letter, any other agreement executed in connection therewith or relating to the transactions contemplated thereby (including the payment of the Reverse Termination Fee pursuant to the Merger Agreement) exceed an amount equal to $30,847,500 plus SIC Enforcement Expenses (if any) and (ii) upon payment of such amounts, no member of the Parent Group will have any further liability or obligation relating to or arising out of the Merger Agreement, any agreement executed in connection therewith, the Equity Commitment Letter, or the transactions contemplated thereby; provided, that in no event will SIC be entitled to (1) payment of both monetary damages and the Reverse Termination Fee or (2) both (x) payment of any monetary damages and/or the Reverse Termination Fee and (y) a grant of specific performance of the Merger Agreement or any other equitable remedy against Parent or Merger Subsidiary that results in the Closing.
Amendments and Waivers
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that, after Company Stockholder Approval has been obtained there will be no amendment or waiver that would require the further approval of stockholders of SIC under the DGCL without such Company Stockholder Approval having first been obtained; provided, further that certain sections of the Merger Agreement (and any provisions of the Merger Agreement or any related definitions used in such sections, to the extent any amendment, modification waiver or termination of such provision or definition would modify the substance of such sections) may not be amended, waived or otherwise modified in any manner that is adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources. No failure or delay by any party in exercising any right, power or privilege thereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies therein provided will be cumulative and not exclusive of any rights or remedies provided by applicable law.
Specific Performance
The parties to the Merger Agreement agreed that irreparable damage would occur in the event any provision of the Merger Agreement were not performed in accordance with the terms thereof and that any breach of the Merger Agreement would not be adequately compensated by monetary damages, and that the parties will be entitled to seek an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions thereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. Subject to other sections of the Merger Agreement, SIC will be entitled to seek to cause Parent to fully enforce the terms of the Equity Commitment Letter against the parties thereto and to cause the Financing to be funded, including by demanding that Parent and/or Merger Subsidiary institute one or more actions, suits or proceedings against the sources of the Equity Financing to fully enforce such sources’ obligations thereunder and Parent’s and Merger Subsidiary’s rights thereunder. The pursuit of specific enforcement by any party to the Merger Agreement will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.

Notwithstanding anything else in the Merger Agreement or in any agreement or certificate contemplated thereby to the contrary, SIC will be entitled to seek or obtain specific performance of Parent’s obligations to cause the amounts committed to be funded under the Equity Commitment Letter to be funded or to consummate the Closing, if, and only if:
•
all of the conditions precedent to the obligation of Parent and Merger Subsidiary to consummate the Closing have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which would be satisfied if a Closing would occur at such time) and Parent is required to consummate the Closing at such time pursuant to the Merger Agreement,

•
the Debt Financing has been funded in accordance with the terms of the Debt Commitment Letter or will be funded at the Closing pursuant to the terms of the Debt Commitment Letter if the Closing were to occur at such time,

•	SIC has irrevocably confirmed to Parent in writing that
○	all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived; and
○	SIC is ready and able to, and will, consummate the Closing on any date within three (3) business days after delivery of such confirmation and
•	Parent fails to consummate the Closing within three (3) business days following receipt of such written confirmation from SIC.
For the avoidance of doubt, in no event will SIC or any of its affiliates be entitled to enforce or seek to enforce specifically Parent’s obligations to cause the amounts committed to be funded at Closing under the Equity Commitment Letter to be funded if the Debt Financing has not been funded (or will not be funded at the Closing if the amounts committed to be funded under the Equity Commitment Letter is funded at the Closing). In no event will SIC be entitled to specific performance pursuant to the Merger Agreement in addition to an award of money damages or the Reverse Termination Fee. Notwithstanding anything that may be expressed or implied in the Merger Agreement, but without limiting SIC’s rights to seek specific performance of Parent’s obligations pursuant to the Merger Agreement, in no event will SIC or any of its affiliates be entitled to enforce specifically any of Parent’s and its affiliates’ respective rights under the Debt Commitment Letter or any other agreements relating to the Debt Financing against the sources thereof; provided, that notwithstanding the foregoing, in no event will anything in the Merger Agreement limit the rights of Parent under the Debt Commitment Letter.
Third-Party Beneficiaries
Except as set forth in the Merger Agreement, the parties to the Merger Agreement agreed that their respective representations, warranties and covenants set forth in the Merger Agreement are solely for the benefit of the other parties thereto in accordance with and subject to the terms of the Merger Agreement. The Merger Agreement was not intended to and will not confer upon any person other than the parties to the Merger Agreement any rights or remedies under the Merger Agreement, except:
•	the provisions related to indemnification, exculpation and advancement of expenses;
•	from and after the Effective Time, for the rights of holders of Common Stock, Company RSUs, Company PSUs or Company Restricted Stock to receive the Merger Consideration; and
•
the enforcement rights of the Debt Financing Sources, who are intended third-party beneficiaries thereof along with their successors and assigns, and may not be amended, modified, waived or terminated in a manner that would adversely affect the rights of the Debt Financing Sources under the Debt Commitment Letter in their capacity as such without the prior written consent of such Debt Financing Sources, under the sections of the Merger Agreement related to amendment, third-party beneficiaries, governing law, consent to jurisdiction and exculpation.

Voting Agreements
Immediately following the execution of the Merger Agreement, the Company and Parent entered into the Voting Agreements. Pursuant to each of the Voting Agreements, the B. Riley Stockholders and Solace

Stockholders agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). For more information regarding the security ownership of the B. Riley Stockholders and Solace Stockholders, please see “Certain Beneficial Owners of Common Stock.”
Required Vote of Stockholders
Approval of the Merger Proposal is a condition to completion of the Merger.
The vote on the Merger Proposal is a vote separate and apart from the vote to approve either the Advisory Compensation Proposal or the Adjournment Proposal. Accordingly, a SIC stockholder may vote to approve the Merger Proposal and vote not to approve the Advisory Compensation Proposal or the Adjournment Proposal, and vice versa.
Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock. A failure to vote (including a failure to instruct your bank, broker, trust or other nominee to vote) or an abstention will have the same effect as a vote “AGAINST” the Merger Proposal.
Pursuant to the Voting Agreements, the B. Riley and Solace Stockholders (which collectively with affiliated entities beneficially owned approximately 28.3% of the outstanding shares of Common Stock as of [   ], 2021), have agreed, among other things, subject to the terms and conditions thereof, to vote all of the shares of the Common Stock held by such stockholders as of such date (a) in favor of adoption of the Merger Agreement and the transactions contemplated thereby and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated thereby, in each case, at every meeting of the Company’s stockholders at which such matters are to be voted on (including any adjournment or postponement thereof). For a more complete discussion of the Voting Agreements, please see “The Merger Agreement—Voting Agreements.”
The SIC Board, after due and careful discussion and consideration, unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, are fair to and in the best interests of SIC and its stockholders, (ii) declared advisable and approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, (iii) directed that the approval of the Merger Agreement be submitted to a vote at a special meeting of the stockholders of SIC, and (iv) resolved to recommend that the SIC stockholders adopt the Merger Agreement and approve the Merger.
THE SIC BOARD ACCORDINGLY UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
MERGER PROPOSAL

CERTAIN BENEFICIAL OWNERS OF COMMON STOCK
The following table sets forth information known to SIC regarding the beneficial ownership of Common Stock as of the Record Date:
•	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;
•	each of SIC’s current named executive officers and directors; and
•	all officers and directors of SIC, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities that such he, she or it has the right to acquire within 60 days, including options exercisable within 60 days. Restricted stock units that do not vest within 60 days of [     ], 2021 are not included in the beneficial ownership percentage. Except as described in the footnotes below and subject to applicable community property laws and similar laws, SIC believes that each person listed below has sole voting and investment power with respect to such shares.
The beneficial ownership of Common Stock is based on 25,946,144 shares of Common Stock issued and outstanding as of [     ], 2021. Unless otherwise indicated, SIC believes that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or Common Stock beneficially owned by them.
Name	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Directors and Named Executive Officers
L.W. Varner, Jr.	89,552	*
Nadeem Moiz	134,599(9)	*
Shawn K. Baldwin	89,844(10)	*
Donald McAleenan	15,930	*
Robert Scott Vansant	25,884	*
S. Tracy Coster	12,552	*
Bryant Riley(3)	24,407	*
Brett Wyard(4)	—	*
Directors and executive officers as a group (10 persons)	392,768	1.5%
Directors and Named Executive Officers

Other Beneficial Holders
B. Riley FBR, Inc.(5)	3,248,000	12.5%
Gateway Securities Holdings, LLC(6)	4,109,497	15.8%
American Financial Group, Inc.(7)	1,615,247	6.2%
Nantahala Capital Management, LLC(8)	1,901,943	7.3%
*	Less than 1%
(1)
For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares. Includes shares of restricted stock granted under the Company’s 2017 Incentive Compensation Plan.

(2)
In calculating the percentage ownership for a given individual or group, the number of common shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable by such person or group within 60 days held by such individual or group, but are not deemed outstanding by for purposes of calculating percentages for any other person or group.

(3)
Does not include 3,066,351 shares of common stock beneficially owned by B. Riley Financial, Inc. and its affiliates. Mr. Riley is the Chairman and Co-CEO of B. Riley Financial, Inc. Mr. Riley has been designated to serve on our Board of Directors by B. Riley Financial, Inc. pursuant to that certain Board Designee Agreement described under “RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE – Board Designee Agreements.”

(4)
Does not include 4,036,439 shares of common stock beneficially owned by Gateway Securities Holdings, LLC and its affiliates. Mr. Wyard is a managing partner of each of the general partner of Solace Capital and of Solace GP (as those terms are defined in footnote 7 below). Mr. Wyard has been designated to serve on our Board of Directors by Gateway Securities Holdings, LLC pursuant to that certain Board Designee Agreement described under “RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE – Board Designee Agreements.”

(5)
According to a Schedule 13D filed by B. Riley Financial, Inc., et. al on December 2, 2019, reporting beneficial ownership of our Class A common stock as of November 21, 2019. Represents 2,762,457 shares of our Class A Common Stock owned by B. Riley FBR, Inc., and 303,894 shares of our Class A Common Stock owned by BRC Partners Opportunity Fund, LP. B. Riley Capital Management, LLC, is an investment advisor to B. Riley Partners Opportunity Fund, L.P. BRC Partners Management GP, LLC is the general partner of B. Riley Partners Opportunity Fund, L.P. As such, B. Riley Capital Management, LLC and BRC Partners Management GP, LLC have shared voting and investment power over the shares of Class A Common Stock owned by BRC Partners Opportunity Fund, LP. B. Riley Capital Management, LLC and BRC Partners Management GP, LLC each disclaims beneficial ownership of the shares of Class A Common Stock owned by BRC Partners Opportunity Fund, LP, except for any pecuniary interests therein. The address for each of the foregoing persons other than B. Riley Financial, Inc. is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025. The address for B. Riley Financial, Inc. is 21255 Burbank Blvd. Suite 400, Woodland Hills, California 91367.

(6)
According to a Schedule 13D/A filed on October 5, 2018 by Solace Capital Partners, L.P. (which we refer to as “Solace Capital”), Gateway Securities Holdings’ ownership represents the number of shares of our Class A Common Stock owned by Gateway Securities Holdings, LLC (which we refer to as the “Solace Fund”). Solace General Partner, LLC (which we refer to as “Solace GP”) is the general partner of, and Solace Capital is the investment manager of, Solace Capital Special Situations Fund, L.P. (which we refer to as “Solace Special Situations”), which is the 100% owner of the Solace Fund. Each of Solace GP and Solace Capital has shared voting and investment power over the shares of Class A Common Stock held by the Solace Fund. Each of Solace GP and Solace Capital disclaims beneficial ownership of the shares of the Class A Common Stock held by the Solace Fund, except to the extent of its pecuniary interest. Mr. Brett Wyard is a managing partner of each of Solace GP and Solace Capital Partners, LLC, the general partner of Solace Capital, and disclaims beneficial ownership of the shares of Class A Common Stock held by the Solace Fund. The mailing address of each of Solace GP, Solace Capital, Solace Special Situations, the Solace Fund, and Mr. Wyard is 11111 Santa Monica Boulevard, Suite 1275, Los Angeles, California 90025.

(7)
According to a Schedule 13G/A filed by American Financial Group, Inc. on February 2, 2021, reporting beneficial ownership of our Class A common stock as of December 31, 2020. American Financial Group, Inc. possesses sole voting power of 1,615,247 shares of common stock and sole dispositive power over 1,615,247 shares of common stock. The address of American Financial Group, Inc. is Great American Insurance Group Tower, 301 East Fourth Street, Cincinnati, Ohio 45202.

(8)
According to a Schedule 13G filed by Nantahala Capital Management, LLC, et. al on February 16, 2021, reporting beneficial ownership of our Class A common stock as of December 31, 2020. Messrs. Harkey and Mack, as the managing members of Nantahala Capital Management, LLC, may be deemed to be beneficial owners along with Nantahala Capital Management, LLC. Nantahala Capital Management and Messrs. Harkey and Mack possess shared voting power of 1,901,943 shares of common stock and shared dispositive power over 1,901,943 shares of common stock. The address of Nantahala Capital Management, LLC is 120 Main St., 2nd Floor, New Canaan, Connecticut 06840.

(9)	Includes 25,000 restricted stock units that will vest within 60 days of [ ], 2021.
(10)	Includes 25,000 restricted stock units that will vest within 60 days of [ ], 2021.

THE ADVISORY COMPENSATION PROPOSAL (PROPOSAL 2)
SIC is asking its stockholders to approve, on an advisory (non-binding) basis, the compensation that will or may be paid to SIC’s named executive officers in connection with the Merger. Because the vote on the Advisory Compensation Proposal is advisory only, it will not be binding on SIC. Accordingly, if the Merger Proposal is approved and the Merger is completed, the Merger-related compensation will be payable to SIC’s named executive officers, subject only to the conditions applicable thereto, regardless of the outcome of the approval of the Advisory Compensation Proposal.
Required Vote of Stockholders
The SIC Board unanimously recommends that SIC stockholders vote “FOR” the proposal to approve the Advisory Compensation Proposal. Under the Bylaws, approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Accordingly, abstention from voting, failure to cast a vote either at the meeting or by proxy, or failure to give voting instructions to a stockholder’s bank, broker, trust or other nominee will have no effect on the outcome of the vote for the Advisory Compensation Proposal.
The vote on the Advisory Compensation Proposal is a vote separate and apart from the vote to approve either the Merger Proposal or the Adjournment Proposal. Accordingly, a SIC stockholder may vote to approve the Advisory Compensation Proposal and vote not to approve the Merger Proposal or the Adjournment Proposal, and vice versa.
THE SIC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
ADVISORY COMPENSATION PROPOSAL

ADJOURNMENT PROPOSAL (PROPOSAL 3)
The Special Meeting may be adjourned one or more times to another time and place, if any, including if necessary to permit solicitation of additional proxies if there are not sufficient votes to approve the Merger Proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to SIC stockholders. SIC is asking its stockholders to authorize the holder of any proxy solicited by the SIC Board to vote in favor of any adjournment of the Special Meeting to solicit additional proxies if a quorum is not present there are not sufficient votes to approve the Merger Proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to SIC stockholders.
Required Vote of Stockholders
The SIC Board unanimously recommends that SIC stockholders vote “FOR” the proposal to adjourn the Special Meeting, if necessary.
Under the Bylaws, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Accordingly, abstention from voting, failure to cast a vote either at the meeting or by proxy, or failure to give voting instructions to a stockholder’s bank, broker, trust or other nominee will have no effect on the outcome of the vote for the Adjournment Proposal.
The vote on the Adjournment Proposal is a vote separate and apart from the vote to approve the Merger Proposal. Accordingly, a SIC stockholder may vote to approve the Merger Proposal and vote not to approve the Adjournment Proposal, and vice versa.
THE SIC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
SIC ADJOURNMENT PROPOSAL

OTHER MATTERS
As of the date of this proxy statement, the SIC Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

APPRAISAL RIGHTS
If the Merger is consummated, a holder of the Common Stock who does not vote in favor of the Merger Proposal and who properly demands appraisal of its shares of Common Stock, who does not effectively withdraw its demand or waive or lose the right to appraisal and who otherwise complies with the requirements for perfecting and preserving appraisal rights, will be entitled to appraisal rights in connection with the Merger under Section 262.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex F. The following summary does not constitute any legal or other advice and does not constitute a recommendation that a holder of the Common Stock exercise its appraisal rights under Section 262. Only a holder of record of shares of Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A person having a beneficial interest in shares of Common Stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Common Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.
Under Section 262, a holder of shares of Common Stock who (1) does not vote in favor of the Merger Proposal; (2) continuously is the record holder of such shares from the date of the making of the demand through the Effective Time; and (3) otherwise follows the procedures set forth in Section 262 will be entitled to have its shares of Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery. The “fair value” of the shares of Common Stock as determined by the Delaware Court of Chancery may be more than, the same as or less than the per share consideration of the stockholders are otherwise entitled to receive under the Merger Agreement.
Under Section 262, where a merger agreement is to be submitted for adoption and approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes notice to holders of the Common Stock that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex F. In connection with the Merger, any holder of shares of Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex F carefully and consult with legal advisors. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A holder of Common Stock who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Common Stock, the Company encourages a stockholder considering exercising such rights to seek the advice of legal counsel.
A stockholder wishing to exercise the right to seek an appraisal of its shares of Common Stock must do ALL of the following:
•	the stockholder must not vote or submit a proxy in favor of the Merger Proposal;
•	the stockholder must deliver to SIC a written demand for appraisal before the vote on the Merger Proposal at the Special Meeting;
•
the stockholder must continuously hold the shares of Common Stock from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

•	a stockholder or the surviving company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares of Common Stock within 120 days after the

Effective Time. The surviving company is under no obligation to file any such petition and has no intention of doing so. Accordingly, it is the stockholder’s obligation to initiate all necessary action to perfect his, her or its appraisal rights in respect of his, her or its shares of Common Stock within the time prescribed in Section 262.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the Merger Proposal, or abstain or not vote their shares of Common Stock.
Filing Written Demand
Any holder of shares of Common Stock wishing to exercise appraisal rights must deliver to SIC, before the vote on the Merger Proposal at the Special Meeting at which the Merger Proposal will be submitted to the stockholders, a written demand for the appraisal of the stockholder’s shares of Common Stock. A holder of shares of Common Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will result in the stockholder’s loss of appraisal rights and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A stockholder’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will result in a loss of appraisal rights.
Only a holder of record of shares of Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name on the date the written demand is made. A demand for appraisal in respect of shares of Common Stock should be executed by or on behalf of the holder of record, and must reasonably inform SIC of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares of Common Stock in connection with the Merger. If the shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
A STOCKHOLDER WHO HOLDS ITS SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISHES TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH ITS BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
A record owner, such as a bank, brokerage firm or other nominee, who holds shares of Common Stock as a nominee for others may exercise his, her or its right of appraisal with respect to shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner. If a stockholder holds shares of Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares much be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Select Interior Concepts, Inc.
400 Galleria Parkway, Suite 1760
Atlanta, Georgia 30339
Attn: Corporate Secretary
At any time within 60 days of the Effective Time, any holder of shares of Common Stock who has demanded appraisal but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to SIC a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of Common Stock determined in any such appraisal proceeding, which value may be more than, the same as or less than the Merger Consideration.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the Effective Time, the Surviving Corporation will notify each holder of shares of Common Stock who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the Merger Proposal, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of shares of Common Stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of Common Stock held by all stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Common Stock. Accordingly, any holder of shares of Common Stock who desires to have its shares appraised should initiate all necessary action to perfect its appraisal rights in respect of its shares of Common Stock within the time and in the manner prescribed in Section 262. The failure of a holder of Common Stock to file such a petition within the period specified in Section 262 could nullify the holder’s previous written demand for appraisal.
Within 120 days after the Effective Time, any holder of shares of Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon request given in writing, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption and approval of the Merger Proposal and with respect to which SIC has received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must give this statement to the requesting stockholder within 10 days after receipt of the request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders who have demanded appraisal and the Surviving Corporation, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of

Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. In addition, because the Common Stock is publicly listed on the NASDAQ, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of such shares entitled to appraisal rights exceeds 1% of the outstanding shares of Common Stock or (y) the value of the Merger Consideration in respect of the such total number of shares for which appraisal rights have been pursued and perfected exceeds $1 million.
Determination of Fair Value
After determining the holders of Common Stock entitled to appraisal, the Delaware Court of Chancery will appraise the shares of Common Stock in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the proceeding, the Delaware Court of Chancery will determine the “fair value” of the Common Stock as of the Effective Time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, by the Surviving Corporation to the stockholders entitled to receive the same, upon surrender by those stockholders of the certificates representing their shares of Common Stock or, in the case of holders of uncertificated shares of Common Stock, forthwith. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the appraisal proceeding, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in the preceding sentence only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
A stockholder considering seeking appraisal should be aware that the fair value of its shares of Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration it would receive pursuant to the Merger if it did not seek appraisal of its shares and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although SIC believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the

Merger Consideration. Neither SIC nor Parent anticipate offering more than the Merger Consideration to any stockholder exercising appraisal rights, and each of SIC and Parent reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Each stockholder seeking appraisal is responsible for his, her or its attorneys’ fees and expert witness expenses, although, upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.
If any stockholder who demands appraisal of his, her or its shares of Common Stock under Section 262 fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, the stockholder’s shares of Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the Effective Time or if the stockholder delivers to the Surviving Corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the Merger Consideration in accordance with Section 262.
From and after the Effective Time, no stockholder who has demanded appraisal rights will be entitled to vote such shares of Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Common Stock, if any, payable to stockholders as of a time prior to the Effective Time. If no petition for an appraisal is filed, or if the stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder who commenced the proceeding or joined that proceeding as a named party without the approval of the court. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. In view of the complexity of Section 262, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights. To the extent there are any inconsistencies between the foregoing summary and Section 262, Section 262 will govern.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING
SIC held its 2021 annual meeting of stockholders on June 9, 2021 (the “2021 Annual Meeting”). SIC will only hold an annual meeting of stockholders in 2022 if the Merger is not completed before such meeting. If the Merger is not completed, SIC stockholders may submit proposals for consideration at the SIC 2022 Annual Meeting of Stockholders (the “SIC 2022 Annual Meeting”). To be considered for inclusion in the proxy statement and form of proxy relating to the SIC 2022 Annual Meeting, a SIC stockholder’s proposal must be submitted in accordance with Rule 14a-8 of the Exchange Act and must be received by SIC’s Corporate Secretary at SIC’s principal executive offices no later than December 29, 2021. Failure to deliver a proposal in accordance with applicable requirements may result in such proposal being deemed untimely. Furthermore, submission of a proposal does not guarantee its inclusion in next year’s proxy materials.
In order to be properly brought before the SIC 2022 Annual Meeting, a stockholder’s notice of nomination of one or more director candidates pursuant to Article II, Section 14 of the Bylaws must be received by SIC’s Corporate Secretary at SIC’s principal executive offices no earlier than February 9, 2022 and no later than March 11, 2022. If the date of the SIC 2022 Annual Meeting is more than 30 days before or 70 days after the anniversary of the 2021 Annual Meeting, notice by the SIC stockholder must be so received not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by SIC.
FOR MORE INFORMATION REGARDING STOCKHOLDER PROPOSALS FOR THE SIC 2022 ANNUAL MEETING, SEE THE “STOCKHOLDER PROPOSALS AND NOMINATIONS” SECTION OF SIC’S DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED WITH THE SEC ON APRIL 29, 2021.

WHERE YOU CAN FIND MORE INFORMATION
SIC files annual, quarterly and current reports, proxy statements and any amendments or supplements thereto and other information with the SEC. SIC’s public filings are available to the public free of charge on the website maintained by the SEC at http://www.sec.gov and may also be obtained through other document retrieval services. Information contained on our website or connected thereto does not constitute a part of this proxy statement.
The SEC allows SIC to “incorporate by reference” information into this proxy statement. This means that SIC can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement may update and supersede the information incorporated by reference. Similarly, the information that SIC later files with the SEC may update and supersede the information in this proxy statement. Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to the complete text of that contract or other document filed as an exhibit with the SEC.
SIC also incorporates by reference into this proxy statement the following documents filed by it with the SEC under the Exchange Act:
•	SIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020;
•	SIC’s Definitive Proxy Statement on Schedule 14A for the 2021 annual meeting of stockholders;
•	SIC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021;
•
SIC’s Current Reports on Form 8-K filed on August 10, 2021, August 9, 2021, July 6, 2021, June 9, 2021, May 10, 2021, May 6, 2021, March 15, 2021, and March 1, 2021 (other than the portions of those documents not deemed to be filed pursuant to the rules promulgated under the Exchange Act); and

•	The description of the securities of SIC contained in SIC’s Annual Report on Form 10-K filed on March 16, 2021, and any other amendment or report filed for the purposes of updating such description.
You can obtain any of the other documents listed above from the SEC, through the SEC’s website at the address indicated above or from SIC by requesting them in writing or by telephone at the following address and telephone number:
Select Interior Concepts, Inc.
400 Galleria Parkway, Suite 1760
Atlanta, Georgia 30339
(855) 742-4621
These documents are available from SIC without charge, excluding any exhibits to them. You can also find information about SIC at its Internet website at www.selectinteriorconcepts.com. Information contained on this website does not constitute a part of this proxy statement.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
No persons have been authorized to give any information or to make any representations other than those contained, or incorporated by reference, in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by SIC or any other person.

ANNEX A
AGREEMENT AND PLAN OF MERGER

dated as of

August 8, 2021

among

SELECT INTERIOR CONCEPTS, INC.,

ASTRO STONE INTERMEDIATE HOLDING, LLC

and

ASTRO STONE MERGER SUB, INC.

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of August 8, 2021 among Select Interior Concepts, Inc., a Delaware corporation (the “Company”), Astro Stone Intermediate Holding, LLC, a Delaware limited liability company (“Parent”), and Astro Stone Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).
W I T N E S S E T H :
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Merger Subsidiary will be merged with and into the Company, with the Company continuing as the Surviving Corporation, and each issued and outstanding share of Company Stock immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.2 and Dissenting Shares) will be converted into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Merger (the “Transactions” ); (iii) declared advisable this Agreement and the Transactions, subject to the terms and conditions set forth herein; and (iv) resolved to recommend that the Company’s stockholders vote to approve this Agreement;
WHEREAS, the respective Boards of Directors (or equivalent thereof) of Parent and Merger Subsidiary have unanimously approved and declared advisable this Agreement and the Transactions, including the Merger; and
WHEREAS, each of the parties hereto desires to make certain representations, warranties, covenants and agreements in connection with the Merger and the Transactions and also to prescribe certain conditions to the Merger as specified herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.1 Definitions.
(a) As used herein, the following terms have the following meanings:
“Acquisition Proposal” means, other than the Transactions, any offer or proposal from a Third Party relating to (i) any acquisition or purchase, direct or indirect, of 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries or 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in a Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries or (iii) a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose net revenues, net income or assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries and that would have any of the effects specified in clause (i).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“Antitrust Laws” means the Sherman Act of 1890, 15 U.S.C. §§ 1 et seq., the Clayton Act, 15 U.S.C. §§ 12-27 (including the HSR Act), the Federal Trade Commission Act, 15 U.S.C. §§ 41 et seq and any other antitrust, competition or trade regulation laws.
“Applicable Law” means, with respect to any Person, any domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“CARES Act” means, (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) enacted March 27, 2020, including any successor or similar Applicable Law, including any programs or facilities established by the Board of Governors of the Federal Reserve System to which the U.S. Treasury Department has provided financing as contemplated by Title IV of such Coronavirus Aid, Relief and Economic Security Act, (ii) the Families First Coronavirus Response Act (Pub. L. 116-127) and any administrative or other guidance published with respect thereto by any Governmental Authority and (iii) the American Rescue Plan Act of 2021.
“Code” means the Internal Revenue Code of 1986.
“Company Balance Sheet” means the consolidated balance sheet of the Company as of the Company Balance Sheet Date and the footnotes thereto set forth in the Company 10-Q.
“Company Balance Sheet Date” means March 31, 2021.
“Company Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.
“Company Employee” means an employee of the Company or any of its Subsidiaries.
“Company Equity Agreements” means the Contracts set forth on Section 1.1(a)(i) of the Company Disclosure Schedule.
“Company Equity Plans” means, collectively, (a) the Company Equity Agreements, (b) the Company’s 2017 Incentive Compensation Plan and (c) the Company’s 2019 Long-Term Incentive Plan.
“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other Third Party service providers) by the Company or any of its Subsidiaries.
“Company Stock” means the Class A Common Stock, $0.01 par value, of the Company.
“Company 10-Q” means the Company’s quarterly report on Form 10-Q for the fiscal period ended March 31, 2021.
“Confidentiality Agreement” means the confidentiality agreement entered into prior to the date hereof between the Company and an Affiliate of Parent.
“Contract” means any written or oral contract, agreement, lease, sublease, license, note, mortgage, bond, indenture or other binding obligation (but excluding for purposes of this Agreement statements of work and service orders entered into in the ordinary course of business).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks, or any escalation or worsening of any of the foregoing (including any subsequent waves).
“Data Privacy and Security Requirements” means the following, in each case to the extent relating to data privacy, protection, or security and applying to the conduct of the business of the Company or any of its Subsidiaries: (i) all Applicable Laws including any related security breach notification requirements; (ii) the external past and present policies that are or were adopted by the Company or any of its Subsidiaries during such time period in which the Company or its Subsidiaries were bound thereby; (iii) the Payment Card Industry Data Security Standard (if and to the extent applicable to the Company); and (iv) Contracts to which the Company or any its Subsidiaries are parties.
“Debt Financing Sources” means the agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing or any Alternative Debt Financing.
“Deferred Payroll Taxes” means any deferred payroll Taxes that are payable by the Company and its Subsidiaries after the Closing in any jurisdiction that relate to any period of service prior to the Closing, including (without duplication) payroll Taxes that relate to the portion of the “payroll tax deferral period” (as defined in Section 2302(d) of the CARES Act) that occurs prior to the Closing and that are unpaid as of the Closing and are payable following the Closing as permitted by Section 2302(a) of the CARES Act, but calculated after giving effect to any Tax credits afforded under Applicable Law to reduce the amount of any such Taxes.
“DGCL” means the Delaware General Corporation Law.
“Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, or (ii) other material compensation or benefit plan, program, policy, agreement or arrangement, including any employment, consulting, stock option, stock purchase or other equity or equity-based, benefit, incentive compensation, profit sharing, savings, vacation, deferred compensation, severance, separation, termination, retention, change in control and other similar fringe, welfare plans, policies, programs, contracts, agreements or arrangements (whether or not in writing), in each case (x) that is sponsored, maintained or contributed to (or required to be contributed to) by the Company or any of its Subsidiaries, including for the benefit of or relating to any current or former director, employee, or individual independent contractor of the Company or any of its Subsidiaries or (y) with respect to which the Company or any of its Subsidiaries has or may have any material liability or obligations.
“Environmental Laws” means Applicable Laws and permits regulating or relating to occupational safety and health, pollution or the protection of the environment, or to human health as it relates to exposure to Hazardous Substances or environmental hazards.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any other entity (whether or not incorporated) that, together with the Company or any of its Subsidiaries, would be treated as a single employer under Section 414 of the Code.
“Financing” means the Debt Financing and the Equity Financing.
“Financing Commitment Letters” means the Debt Commitment Letter and the Equity Commitment Letter.
“GAAP” means generally accepted accounting principles in the United States.
“Government Official” means (i) any officer or employee of any Governmental Authority, (ii) any person acting in an official capacity on behalf of a Governmental Authority, (iii) any officer or employee of a political party or any person acting in an official capacity on behalf of a political party or (iv) any candidate for political office.
“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory, self-regulatory or administrative authority, department, court, agency or official, including any political subdivision or instrumentality thereof or any arbitral body (public or private).
“Hazardous Substances” means any pollutants, contaminants, wastes, or other materials or substances that are regulated or for which liability or standards of conduct may be imposed under any Environmental Law, and shall include oil, petroleum, petroleum-derived substances, radiation and radioactive materials, polychlorinated biphenyls, urea formaldehyde, perfluoroalkyl and polyfluoroalkyl substances, silica, radon, dust, noise, odors, mold, microbial matter, and asbestos or any materials containing asbestos.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (i) for borrowed money (including any principal, premium, accrued or unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith and deposits or advances of any kind to such Person), (ii) evidenced by bonds, debentures, notes or similar instruments, (iii) for leases required to be capitalized under GAAP or classified as capital leases or finance leases in the financial statements, (iv) all liabilities for the deferred or unpaid purchase price of property, assets, securities or services, including all earn-out payments, seller notes, holdbacks or contingent payment obligations (excluding any such payments or obligations that are either speculative or not otherwise due and payable and excluding any trade payables or accrued expenses arising in the ordinary course of business), (v) for letters of credit, bank guarantees, sureties, performance bonds and other similar Contracts or arrangements entered into by or on behalf of such Person (in each case whether or not drawn, contingent or otherwise), (vi) arising out of interest rate or currency swap arrangements, hedging arrangements (including commodity hedging), or any other arrangements designed to provide protection against fluctuations in interest or currency rates or commodity prices, (vii) with respect of unpaid severance, incentive, transaction, retention or change in control bonuses owed to employees or other persons by the Company (including the employer’s share of unpaid payroll Taxes and any amounts payable to offset or gross up any excise or income Taxes attributable thereto), (viii) with respect to accrued, but unpaid, pension or similar retirement liability, (ix) any Deferred Payroll Taxes, (x) with respect to liabilities secured by any Lien (other than Permitted Liens) upon property or assets owned by such Person, regardless of whether such Person has assumed or become liable for the payment of such liabilities, (xi) any declared but unpaid dividends (or dividend equivalents) with respect to any Company Stock or Company Equity Awards or (xii) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person of the type contemplated by the foregoing clauses (i) – (xi) (other than solely between or among the Company and its wholly owned Subsidiaries).
“Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) patents and patent applications, and all reissues, divisionals, renewals, extensions, provisionals, continuations, continuations-in-part and reexaminations thereof, and industrial design rights (including utility model rights, design rights, and industrial property rights) and registrations and applications for registrations thereof; (ii) trademarks, service marks, trade names, corporate names, brand names, product names, trade dress, designs, logos, slogans, and all other designations of origin and rights therein, and together with all registrations, applications for registration, and renewals in connection with all of the foregoing and all goodwill associated with any of the foregoing; (iii) works of authorship (whether or not copyrightable), and copyrights, and all registrations, applications, and renewals in connection with all of the foregoing and all other rights corresponding thereto; (iv) Internet domain name registrations; (v) trade secrets, know-how (including technical data and product specifications, models, algorithms, processes, methodologies, methods), inventions (whether or not patentable or reduced to practice), invention disclosures, and confidential information (including customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (vi) software (including executable code, object code, and source code), and all rights therein, and data, databases and data collections; (vii) moral rights, and rights of privacy and publicity, including rights to the use of names, likenesses, images, voices, signatures and biographical information of real persons, and any social media accounts, rights, and identifiers; and (viii) all other intellectual property and any similar, corresponding or equivalent rights of any type.
“Knowledge” means with respect to the Company, the actual knowledge of the individuals listed on Section 1.1(a)(ii) of the Company Disclosure Schedule.
“Lien” means, with respect to any property or asset, any mortgage, lien, license, restrictions on transfer, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset, including any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.
“Material Adverse Effect” means, with respect to the Company, any fact, change, event, circumstance, occurrence or effect (i) having a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Company and its Subsidiaries, taken as a whole;

provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been, is or would reasonably be expected to be a Material Adverse Effect for purposes of this clause (i): (A) changes in GAAP or changes in the accounting requirements applicable to any industry in which the Company or its Subsidiaries operate, (B) changes in the financial or securities markets or in general economic or political conditions in the United States, (C) changes of Applicable Law, (D) changes generally affecting the industry in which the Company or its Subsidiaries operate, (E) acts of war, sabotage or terrorism involving the United States of America, (F) changes specifically attributable to the announcement or consummation of the Transactions (except that this clause (F) will not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the execution of this Agreement or the announcement, pendency or consummation of the Transactions), (G) any failure by the Company or its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (it being understood that this clause (G) shall not prevent a party from asserting that any fact, change, event, circumstance, occurrence or effect not otherwise excluded that may have contributed to such failure independently constitutes or contributes to a Material Adverse Effect), (H) any action taken (or omitted to be taken) at the prior written request of Parent after the date of this Agreement, (I) any action taken by the Company or any of its Subsidiaries that is expressly required by this Agreement, (J) changes in the market price or trading volume of the shares of Company Stock (it being understood that this clause (J) shall not prevent a party from asserting that any fact, change, event, circumstance, occurrence or effect not otherwise excluded that may have contributed to such change independently constitutes or contributes to a Material Adverse Effect), or (K) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics or disease outbreaks (including COVID-19) and other force majeure events in the United States or any other country or region in the world; provided, further, however, that, with respect to clauses (A), (B), (C), (D), (E) and (K), such fact, change, event, development, circumstance, occurrence or effect shall be taken into account in determining whether a “Material Adverse Effect” has occurred to the extent it has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in industries in which the Company or its Subsidiaries operate; or (ii) that would reasonably be expected to prevent or materially impair or delay the ability of the Company to perform its material obligations under this Agreement or to consummate the Transactions prior to the End Date.
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.
“Parent Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by Parent to the Company.
“Parent Material Adverse Effect” means any fact, change, event, circumstance, occurrence or effect that, individually or in the aggregate, prevents or materially impairs or delays, or would reasonably be expected to prevent or materially impair or delay, the ability of Parent or Merger Subsidiary to perform its material obligations under this Agreement or to consummate the Transactions prior to the End Date.
“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet or notes thereto or securing liabilities reflected on the Company Balance Sheet or notes thereto, (ii) Liens for Taxes, assessments and similar charges that are not yet due or payable or are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP, (iii) mechanic’s, materialman’s, carrier’s, repairer’s and other similar Liens arising or incurred in the ordinary course of business or that are not yet due and payable or are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP, (iv) Liens incurred in the ordinary course of business since the Company Balance Sheet Date and that would not, individually or in the aggregate, have a material and adverse effect on the Company, (v) any matters of record, Liens and other imperfections of title that do not, individually or in the aggregate, materially and adversely impair the continued use, occupancy and operation of the property to which they relate in the business of the Company and its Subsidiaries as currently conducted, (vi) any Liens on title affecting a lessor’s (or sublessor’s) interest in any of the Leased Real Property or affecting the interest of a subtenant of Company or its Subsidiaries therein, (vii) zoning, entitlement, building codes and other land use regulations, ordinances or other Applicable Laws imposed by any Governmental Authorities having jurisdiction over the Real Property that, in each case, do not adversely effect in any material respect the current use or value of the Real Property, and (viii) any state of facts which an accurate survey of the Real Property would disclose and which, individually or in the aggregate, do not materially and adversely impair the continued use, occupancy and operation of the applicable Real Property.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Sanctions Target” means: (i) any country or territory that is or has in the last five (5) years been the subject of country-wide or territory-wide economic sanctions, including, as of the date of this Agreement, Iran, Cuba, Syria, Crimea, Sudan, Venezuela, and North Korea; (ii) a Person that is on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or any equivalent list of sanctioned persons issued by the U.S. Department of State, the European Union, or other relevant Governmental Authorities; (iii) a Person that is located in or organized under the laws of a country or territory that is identified as the subject of country-wide or territory-wide economic sanctions; or (iv) affiliated with, owned or controlled by, or acting on behalf of, any Person described in clauses (ii) and (iii), above.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission.
“Security Incident” means actions that actually compromise the confidentiality, integrity, or availability of, or any other cyber or other security incident with respect to, any Company IT System or other trade secret or confidential information that is subject to applicable data breach reporting requirements of Applicable Law is stored, and which results in an obligation under Applicable Law to notify such security incident to regulators or consumers. A Security Incident may include incidents of security breaches or intrusions, denial of service, or unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company IT Systems, personal data, sensitive information, or trade secrets, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.
“Takeover Laws” shall mean any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” (including Section 203 of the DGCL) or other similar state anti-takeover law.
“Tax” means any and all federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, margin, gross margin, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, abandonment, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Governmental Authority.
“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.

(b) Unless otherwise defined in Section 1.1(a), each of the following terms is defined on the page set forth opposite such term:
Acceptable Confidentiality Agreement	32	Indemnified Person	35
Adverse Recommendation Change	30	Insurance Policies	24
Agreement	1	Internal Controls	15
Alternative Acquisition Agreement	30	Intervening Event	33
Alternative Debt Commitment Letter	40	Labor Agreement	21
Alternative Debt Financing	40	Leased Real Property	17
Applicable Date	16	Material Contract	23
Certificates	9	Material Supplier	22
Closing	8	Merger	8
Company	1	Merger Consideration	8
Company Board Recommendation	13	Merger Subsidiary	1
Company Enforcement Expenses	48	Notice Period	32
Company Equity Awards	10	Parent	1
Company Financial Advisors	23	Parent Enforcement Expenses	48
Company Group	49	Parent Expenses	47
Company Intellectual Property	18	Parent Group	48
Company PSU	10	Payoff Amount	34
Company PSU Consideration	10	Payoff Documents	34
Company Restricted Stock	10	Payoff Indebtedness	34
Company Restricted Stock Consideration	10	Prime Rate	48
Company RSU	10	Product	24

Company SEC Documents	15	Proxy Statement	15
Company Securities	14	Real Property	17
Company Stockholder Approval	12	Real Property Lease	17
Company Stockholder Meeting	30	Representatives	30
Company Subsidiary Securities	14	Solvent	27
Continuing Employee	36	Sponsor	26
D&O Insurance	35	Superior Proposal	33
Debt Commitment Letter	26	Surviving Corporation	8
Debt Financing	26	Surviving Corporation Plans	36
Dissenting Shares	10	Termination Fee	47
Effective Time	8	Transaction Litigation	41
Electronic Delivery	50	Transactions	1
Eligible Shares	8	Uncertificated Shares	9
e-mail	45	WARN Act	21
End Date	43	Willful Breach	45
Equity Commitment Letter	26
Equity Financing	26
Exchange Agent	9
Section 1.2 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law promulgated under such statute or law. With respect to an action taken or not taken by any Person, “ordinary course” means an action or inaction that is consistent in nature, scope, frequency, timing and magnitude with the ordinary course of business and the past practices of such Person. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” The phrases “delivered” or “made available,” when used in this Agreement, shall mean that the information shall have been posted in the virtual data room titled “Project Astro” established by the Company or its Representatives at least one (1) Business Day prior to the date hereof, and remained accessible to Parent and its representatives at all times through the Closing. Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified.
ARTICLE 2
The Merger
Section 2.1 The Merger.
(a) On the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Subsidiary shall be merged (the “Merger”) with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”). The Merger shall have the effects specified in this Agreement and the applicable provisions of the DGCL.
(b) Subject to the provisions of ARTICLE 9, the closing of the Merger (the “Closing”) shall take place via the electronic exchange of documents and signature pages three (3) Business Days after the date the conditions set forth in ARTICLE 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing (the date on which the Closing actually occurs, the “Closing Date”).
(c) At the Closing, the Company and Merger Subsidiary shall file a certificate of merger with the Secretary of State of the State of Delaware and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at the time the certificate of merger is duly filed with, and accepted by, the Secretary of State of the State of Delaware or such other date and time as may be agreed to by the parties and specified in the certificate of merger (the “Effective Time”).
Section 2.2 Conversion of Shares. At the Effective Time:
(a) Except as otherwise provided in Section 2.2(b) or Section 2.4, each share of Company Stock outstanding immediately prior to the Effective Time other than the shares of Company Stock referenced in Section 2.2(b) or Section 2.4 (the “Eligible Shares”) shall be converted into the right to receive $14.50 in cash, without interest (the “Merger Consideration”). As of the Effective Time, all of the Eligible Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.3, without interest.
(b) As of the Effective Time, each share of Company Stock held by the Company as treasury stock or owned by any Subsidiary of the Company or Parent or any Subsidiary of Parent immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.

(c) As of the Effective Time, each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.3 Surrender and Payment.
(a) Prior to the Effective Time, Parent shall appoint American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) for the purpose of exchanging for the Merger Consideration (i) certificates representing shares of Company Stock (the “Certificates”) or (ii) uncertificated shares of Company Stock (the “Uncertificated Shares”). Prior to or at the Effective Time, Parent shall make available, or cause to be made available, to the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares. Promptly after the Effective Time (but not later than three (3) Business Days thereafter), the Surviving Corporation shall send, or shall cause the Exchange Agent to send, to each holder of Eligible Shares at the Effective Time a letter of transmittal and instructions (which shall be in a form reasonably acceptable to the Company and shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.
(b) Each holder of Eligible Shares shall be entitled to receive, upon (i) surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal and all documents referenced therein, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Eligible Shares represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration.
(c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(d) After the Effective Time, there shall be no further registration of transfers of shares of Company Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this ARTICLE 2.
(e) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.3(a) that remains unclaimed by the holders of Eligible Shares twelve (12) months after the Effective Time shall be returned to Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Stock for the Merger Consideration in accordance with this Section 2.3 prior to that time shall thereafter look only to Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. To the extent permitted by Applicable Law, any amounts remaining unclaimed by such holders of Eligible Shares five (5) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.
Section 2.4 Dissenting Shares.
(a) Notwithstanding anything to the contrary contained in this Agreement, shares of Company Stock held by a holder who is entitled to demand and properly demands appraisal of such shares in accordance with Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder effectively withdraws or fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance herewith, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares. At the Effective Time, Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL.
(b) If any Dissenting Shares shall lose their status as such (through failure to perfect appraisal rights under Section 262 of the DGCL or otherwise), then, such shares shall be deemed to have been converted as of the Effective Time and shall represent only the right to receive the Merger Consideration in accordance herewith, without interest thereon, and shall not thereafter be Dissenting Shares.
(c) The Company shall give Parent: (i) prompt written notice of (A) any demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL; (B) any withdrawal or attempted withdrawal of any such demand; and (C) any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL; and (ii) the opportunity to control and direct all negotiations and proceedings with respect to any such demand, notice or instrument. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent or as otherwise required by an order, decree, ruling or injunction of a court of competent jurisdiction, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing.
Section 2.5 Treatment of Equity Awards.
(a) Service-Based Restricted Stock Units. At or immediately prior to the Effective Time, each outstanding service-based restricted stock unit of the Company (each, a “Company RSU”) under any Employee Plan, whether or not vested, and whether settleable in shares of Company Stock or cash, shall be canceled, and the Company shall pay each such holder at or promptly after the Effective Time for each such Company RSU an amount in cash equal to the Merger Consideration per share of Company Stock (the “Company RSU Consideration”).
(b) Performance-Based Stock Units. At or immediately prior to the Effective Time, each outstanding performance-based restricted stock unit of the Company (each, a “Company PSU”) under any Employee Plan, whether or not vested, and whether settleable in shares of Company Stock or cash, shall be canceled, and the Company shall pay each such holder at or promptly after the Effective Time for each such Company PSU an amount in cash equal to the Merger Consideration per share of Company Stock (the “Company PSU Consideration”).
(c) Restricted Stock. At or immediately prior to the Effective Time, each outstanding restricted share of Company Stock under any Employee Plan (collectively, “Company Restricted Stock” and together with Company RSUs and Company PSUs, “Company Equity Awards”), whether or not vested, shall be canceled, and the Company shall pay each such holder at or promptly after the Effective Time for each such restricted share an amount in cash equal to the Merger Consideration per share of Company Stock, consistent with Section 2.2(a) (the “Company Restricted Stock Consideration”). To the extent required to effect the terms of this Section 2.5(c) through the Company’s payroll, the terms of Section 2.3 will not apply.
(d) Termination at the Effective Time. As of the Effective Time, the Company Equity Plans shall terminate and no holder of Company RSUs, Company PSUs and Company Restricted Stock shall have any rights to acquire, or other rights in respect of (including, for the avoidance of doubt, any phantom equity), the capital stock of the Company, the Surviving Corporation or any of their Subsidiaries, except the rights contemplated by this Section 2.5.
(e) Further Actions. The Board of Directors of the Company (or, if appropriate, any committee thereof administering the Company Equity Plans) have taken, or shall take, such actions as are necessary or appropriate to approve and effectuate the foregoing provisions of this Section 2.5, including making any determinations and/or resolutions of the Board of Directors of the Company or a committee thereof or any administrator of any of the Company’s incentive plans as may be necessary.
(f) Taxes. Notwithstanding anything herein to the contrary, (i) with respect to any Company Equity Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that the Company determines prior to the Effective Time is not eligible to be terminated in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), such payment will be made at the earliest time permitted under the applicable Company Equity Plan that will not trigger a Tax or penalty under Section 409A of the Code and (ii) with respect to Company Equity Awards held by individuals subject to Taxes imposed by the Applicable Law of a country other than the United States, the parties hereto shall cooperate in good faith prior to the Effective Time to minimize the Tax impact of the provisions set forth in this ARTICLE 2.
Section 2.6 Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, but excluding any change that results from any exercise, vesting or settlement of Company RSUs, Company PSUs or Company Restricted Stock outstanding as of the date hereof, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately and equitably adjusted. For the avoidance of doubt, to the extent any adjustments may be required pursuant to this Section 2.6 with respect to Company RSUs, Company PSUs or Company Restricted Stock, such adjustments will be made in a manner consistent with the relevant adjustment provisions of the applicable Employee Plans and this Agreement.
Section 2.7 Equity Awards Consideration; Withholding Rights. Parent shall cause the Surviving Corporation to pay through the payroll system of the Surviving Corporation (to the extent applicable) to each holder of a Company Equity Award the Company RSU Consideration, Company PSU Consideration and Company Restricted Stock Consideration, as applicable, less any required withholding Taxes and without interest, within five (5) Business Days following the Effective Time. Notwithstanding any provision contained herein to the contrary, each of the Exchange Agent, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this ARTICLE 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. To the extent that amounts are so withheld and timely paid over to the appropriate Governmental Authority by the Exchange Agent, the Surviving Corporation or Parent, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom the Exchange Agent, the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.
Section 2.8 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (in customary form and substance reasonably acceptable to Parent) by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will, subject to Section 2.4, issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this ARTICLE 2.
Section 2.9 No Dividends or Distributions. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificate or Uncertificated Share.
ARTICLE 3
The Surviving Corporation
Section 3.1 Certificate of Incorporation. Subject to Section 7.3(b), the certificate of incorporation of the Company shall, by virtue of the Merger, be amended at the Effective Time in its entirety to read as the certificate of incorporation of Merger Subsidiary in effect immediately prior to the Effective Time, except that Article I thereof shall provide that the name of the Surviving Corporation shall be “Select Interior Concepts, Inc.” Such certificate of incorporation, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with Applicable Law and such certificate of incorporation.
Section 3.2 Bylaws. At the Effective Time, the bylaws of Merger Subsidiary in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law, the certificate of incorporation and such bylaws.
Section 3.3 Directors and Officers. The parties shall take all requisite actions so that, from and after the Effective Time, until successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with Applicable Law, the certificate of incorporation and bylaws of the Surviving Corporation, (i) the directors of Merger Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation.
ARTICLE 4
Representations and Warranties of the Company
Except as set forth in (i) any Company SEC Document filed before the date hereof (but excluding any risk factor disclosures contained under the heading “Risk Factors” or “Quantitative and Qualitative Disclosures About Market Risk” (other than any factual information contained therein), any disclosure of risks explicitly included in any “forward-looking statements” disclaimer, and any other disclosures contained or referenced therein of information, factors or risks to the extent they are predictive, cautionary or forward-looking in nature (other than any factual information contained therein)), provided that in no event shall any disclosure in any Company SEC Document apply to or qualify any representation or warranty contained in Section 4.5(a), Section 4.5(b) or Section 4.10(b) or (ii) the Company Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement (other than Section 4.5(a), Section 4.5(b) or Section 4.10(b)) if the relevance of such disclosure to such other sections is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Subsidiary as follows:
Section 4.1 Corporate Existence and Power. The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; (b) has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; and (c) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.2 Corporate Authorization.
(a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions are within the Company’s corporate powers and, except for the required approval of the Company’s stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is the only vote of the holders of any of the Company’s capital stock necessary to adopt this Agreement and to consummate the Transactions (the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(b) At a meeting duly called and held, the Board of Directors of the Company has unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger; (iii) declared advisable this Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth herein; and (iv) resolved to recommend that the Company’s stockholders vote to approve this Agreement (such recommendation, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.
(c) True and complete copies of the Company’s certificate of incorporation and bylaws, in each case as in effect on the date of this Agreement, are included in the Company SEC Documents.
Section 4.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no action by or in respect of, or filing with, any Governmental Authority other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act, (iii) compliance with any applicable requirements of the 1934 Act, and any other applicable state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.4 Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, (ii) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 4.3, require any notice, consent or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Contract binding upon the Company or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.5 Capitalization.
(a) The authorized capital stock of the Company consists of 100,000,000 shares of Company Stock, 15,000,000 shares of Class B Common Stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share. As of August 6, 2021, there were no outstanding shares of preferred stock of the Company, no outstanding shares of Class B Common Stock of the Company, and 25,980,530 outstanding shares of Company Stock (which excludes the shares of Company Stock relating to Company RSUs and Company PSUs, but includes 55,606 shares of Company Restricted Stock). All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Equity Plan will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable.
(b) As of August 6, 2021, the Company had reserved 4,442,361 shares of Company Stock for issuance pursuant to the Company Equity Plans. As of August 6, 2021, there were outstanding (i) Company RSUs that could be settled into 1,170,806 shares of Company Stock and (ii) Company PSUs that could be settled into 1,216,250 shares of Company Stock (assuming achievement of all applicable performance goals at maximum-level performance).
(c) Except as set forth in this Section 4.5 and for changes since August 6, 2021 resulting from the settlement of Company RSUs and Company PSUs, in each case outstanding on such date or granted to the extent not prohibited by this Agreement, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company or (iii) warrants, calls, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting security of the Company (the items in clauses (i) through

(iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. The Company has no accrued and unpaid dividends with respect to any outstanding shares of Company Stock or Company Equity Awards. The Company does not have a stockholder rights plan or similar agreement in effect.
(d) Section 4.5(d) of the Company Disclosure Schedule sets forth, as of August 6, 2021, a complete and accurate list of each outstanding Company Equity Award, whether or not granted under a Company Equity Plan, including (i) the name or employee identification number of the holder of such Company Equity Award, (ii) the number of shares of Company Stock subject to such outstanding Company Equity Award, (iii) if applicable, the exercise price, strike price or similar pricing of such Company Equity Award, (iv) the date on which such Company Equity Award was granted or issued, (v) the applicable vesting schedule of such Company Equity Award and (vi) the extent to which such Company Equity Award is vested and exercisable as of such date.
Section 4.6 Subsidiaries.
(a) Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization. Each Subsidiary of the Company has all organizational powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(b) All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien, other than Permitted Liens and is duly authorized, validly issued, fully paid and nonassessable. As of the date hereof, there are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.
(c) Section 4.6(c) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization (as applicable) and entity form of each Subsidiary of the Company. The Company has made available to Parent true, complete and correct copies of the certificate of incorporation and bylaws (or similar organizational documents) of each Subsidiary of the Company, and all amendments thereto, as in effect as of the date of this Agreement. Except as set forth on Section 4.6(c) of the Company Disclosure Schedule, the Company does not (i) own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any other Person or (ii) have any obligation to make any investment or capital contribution in any other Person.
Section 4.7 SEC Filings and the Sarbanes-Oxley Act.
(a) The Company has filed with or furnished to the SEC, on a timely basis, all reports, schedules, forms, statements, prospectuses, registration statements, certifications and other documents required to be filed or furnished by the Company, including pursuant to the 1933 Act, the 1934 Act or the Sarbanes-Oxley Act, since December 31, 2018 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).
(b) As of its filing date or the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document complied, in all material respects with the applicable requirements of the 1934 Act, the 1933 Act and the Sarbanes-Oxley Act, as the case may be.
(c) As of its filing date or the date on which it was furnished (or, if amended, as of the date of such amendment), each Company SEC Document filed pursuant to the 1934 Act, the 1993 Act and the Sarbanes-Oxley Act did not, and any Company SEC Documents filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(d) The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has complied in all material respects with Rule 13a-15 or 15d-15 under the 1934 Act, designed, and maintained at all times since December 31, 2018, disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is recorded, processed, summarized and made known on a timely basis to the management of the Company and any other individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents.
(e) Since December 31, 2018, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, the Company’s auditors has identified or been made aware of (i) any significant deficiencies or material weaknesses in the design, maintenance or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls or preparation of financial statements or (iii) any claim or allegation regarding any of the foregoing.
Section 4.8 Financial Statements. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (including the related notes and schedules) fairly present (or, in the case of Company SEC Documents filed after the date of this Agreement, will fairly present) in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal and recurring year-end audit adjustments and the absence of footnotes in the case of any unaudited interim financial statements, both adjustments and footnotes, that will not individually or in the aggregate be material in amount or effect to the Company and its consolidated Subsidiaries taken as a whole). Section 4.8 of the Company Disclosure Schedule sets forth a true, correct and complete list of all Indebtedness of the Company as of the date hereof.
Section 4.9 Disclosure Documents. The proxy statement of the Company to be filed with the SEC in connection with the Merger (the “Proxy Statement”) will, when filed, comply in all material respects with the applicable requirements of the 1934 Act. At the time the Proxy Statement and any amendments or supplements thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.9 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives specifically for use or incorporation by reference therein.
Section 4.10 Absence of Certain Changes. Since the Company Balance Sheet Date through the date of this Agreement:
(a) the business of the Company and its Subsidiaries has been conducted in the ordinary course consistent with past practices in all material respects;

(b) there has not been any fact, change, event, circumstance, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; and
(c) the Company has not taken any actions which, had such actions been taken after the date of this Agreement and prior to the Closing, would have required the prior written consent of Parent pursuant to (i) Section 6.1(a), (ii) Section 6.1(b)(ii), (iii) Section 6.1(d), (iv) Section 6.1(e), (v) Section 6.1(f), (vi) Section 6.1(g), (vii) Section 6.1(i), (viii) Section 6.1(j), (ix) Section 6.1(k), (x) Section 6.1(l) (with respect to clause (ii) thereof, including terminated Contracts that would have been Material Contracts if in effect as of the date hereof), (xi) Section 6.1(m), (xii) Section 6.1(n), (xiii) Section 6.1(o), (xiv) Section 6.1(p), (xv) Section 6.1(q) or (xvi) Section 6.1(r).
Section 4.11 No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet (or disclosed in the notes thereto) of the Company and its Subsidiaries, other than: (i) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date (none of which relates to any breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or any other action); (iii) liabilities or obligations expressly contemplated by this Agreement; and (iv) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the 1933 Act.
Section 4.12 Compliance with Laws and Court Orders.
(a) The Company and each of its Subsidiaries is, and since January 1, 2018 (the “Applicable Date”) has been, in compliance with, and to the Knowledge of the Company is not under investigation by any Governmental Authority with respect to and has not been threatened to be charged with or given notice of any violation of, any Applicable Law, except for failures to comply or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, agent or employee of the Company or any of its Subsidiaries has (i) taken any action, directly or indirectly, that would result in a violation by any such Persons of the U.S. Foreign Corrupt Practices Act of 1977, the Anti-Kickback Act of 1986, the U.K. Bribery Act of 2010, or any other anti-bribery, anti-corruption, or anti-money laundering law or regulation promulgated by any Governmental Authority, (ii) used any funds (whether of the Company or otherwise) for unlawful contributions, gifts, entertainment or other unlawful expenses, or (iii) given, offered, promised or authorized the giving of money or anything of value, to any Person or Government Official, for the purpose of (A) influencing an act or decision of such Government Official or improperly inducing such Government Official to use his or her influence or position to affect any act or decision of a Governmental Authority, (B) obtaining an improper business advantage, or (C) obtaining or retaining business.
(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any directors, officers, employees or agents of the Company or any of its Subsidiaries, (i) is or has been a Sanctions Target; (ii) has engaged in or otherwise participated in, or assisted or facilitated any direct or indirect dealing or transaction with, or for the benefit of, a Sanctions Target; or (iii) has otherwise violated applicable sanctions including those administered by OFAC, the U.S. Department of State, the European Union, or other relevant Governmental Authorities, export controls including the Export Administration Regulations, import controls including those maintained by Customs and Border Protection, and anti-boycott Applicable Law.
Section 4.13 Litigation. There is no action, suit, investigation, claim, charge, subpoena, inquiry, audit, hearing, arbitration, litigation, mediation or proceeding pending (and as of the date hereof, none of the foregoing is threatened in writing or, to the Knowledge of the Company, orally) against, or to the Knowledge of the

Company, affecting, the Company or any of its Subsidiaries before (or, in the case of threatened actions, suits, investigations, claims, charges, subpoenas, inquiries, audits, hearings, arbitrations, litigation, mediation or proceedings, that would be before) or by any Governmental Authority, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
Section 4.14 Properties.
(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company and its Subsidiaries have good title to, or valid leasehold interests in, all property and assets reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date, except for properties and assets that have been disposed of since the Company Balance Sheet Date in the ordinary course of business, free and clear of all Liens other than Permitted Liens.
(b) Neither the Company nor any of its Subsidiaries owns any real property. As of the date hereof, Section 4.14(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property in which the Company or any of its Subsidiaries has a leasehold, subleasehold, license, option, concession or other real property right or interest under the Real Property Leases (as defined below) (the “Leased Real Property” or the “Real Property”). The Company has delivered or made available to Parent true and complete copies of all material Contracts and all material amendments and modifications thereof that are in the possession of the Company, with respect to the Leased Real Property (each, a “Real Property Lease”).
(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) each Real Property Lease is valid and in full force and effect, (ii) the possession and quiet enjoyment of the Leased Real Property by the Company or any of its Subsidiaries has not been disturbed, (iii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Real Property Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material default under the provisions of such Real Property Lease, and neither the Company nor any of its Subsidiaries has received or given notice that it has materially breached, violated or defaulted under any Real Property Lease, and (iv) there is no option to purchase, right of first refusal, right of first offer or other agreement granting the Company or its Subsidiaries or, to the Company’s Knowledge, any other Person, any right to acquire, sublease or use the Leased Real Property.
(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company has not received any written notice that all or any portion of Real Property is subject to any governmental order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Authority with or without payment of compensation therefor.
(e) Except for any Permitted Liens or as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (i) there are no contractual or legal restrictions that prevent the Company or any of its Subsidiaries from using, occupying or operating any Real Property for its current use, occupancy, or operation and (ii) all structures and other buildings on the Real Property are in operating condition and none of such structures or buildings is in need of maintenance or repairs except for ordinary, routine maintenance and repairs, and except for ordinary wear and tear.
Section 4.15 Intellectual Property.
(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company: (i) the conduct of the businesses of the Company and each of its Subsidiaries, have not infringed, misappropriated or violated, and are not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person, (ii) the Company and each of its Subsidiaries owns or has a sufficient and valid right to all Intellectual Property used in or necessary for the conduct of its business as currently conducted; and (iii) since the Applicable Date, no Third Party has infringed, misappropriated, or violated, or is infringing upon, violating, or misappropriating any Intellectual Property owned by Company or its Subsidiaries.
(b) (i) There is no action, suit, investigation or proceeding pending or, to the Knowledge of the Company, threatened since the Applicable Date against the Company or any of its Subsidiaries (x) alleging that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property rights of any Person (including any offers or demands to license or cease and desist letters) or (y) challenging the enforceability, use, ownership, scope or validity of any Company Intellectual Property, and (ii) there is no (and there has not been since the Applicable Date) any pending claim by the Company or any Subsidiary against any Person with respect to the alleged infringement, misappropriation or other violation of any Company Intellectual Property or unenforceability or invalidity of any Intellectual Property.
(c) Since the Applicable Date, there has been no malfunction, failure, continued substandard performance, denial-of-service, any event constituting a Security Incident, including any cyberattack, or other impairment of the Company IT Systems, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company and its Subsidiaries have taken commercially reasonable efforts to safeguard the confidentiality, availability, security, and integrity of the Company Intellectual Property (in all cases, consistent with their contractual obligations) and the Company IT Systems, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company IT Systems are sufficient for the current needs of the Company and its Subsidiaries.
(d) The Company and each of its Subsidiaries have complied with all applicable Data Privacy and Security Requirements, including concerning the collection, use, processing, storage, transfer, or security of personal information in the conduct of the Company’s and its Subsidiaries’ businesses, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Since the Applicable Date, the Company and its Subsidiaries have not: (i) experienced any Security Incident; or (ii) received any written notice of any audit, investigation, or complaint by any Governmental Authority concerning the Company’s or any of its Subsidiaries’ collection, use, processing, storage, transfer, or protection of personal information or actual, alleged, or suspected violation of any Data Privacy and Security Requirement, including concerning privacy, data security, or data breach notification, and to the Knowledge of Company, there are no facts or circumstances that could reasonably be expected to give rise to any such actions, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The entry into the Transactions contemplated by this Agreement shall not result in a breach or violation of any Data Privacy and Security Requirement, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(e) Section 4.15(e) of the Company Disclosure Schedule sets forth a complete and correct list of all registered, issued, or applied-for Intellectual Property, in each case that are owned or purported to be owned, or filed in the name of, the Company or any of its Subsidiaries (such Intellectual Property, together with all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries, collectively, “Company Intellectual Property”). The Company Intellectual Property is subsisting, valid and enforceable, and no loss or expiration of any such Company Intellectual Property is threatened, pending, or reasonably foreseeable.
(f) All Persons who have participated in or contributed to the conception, authorship, creation, or development of any material Intellectual Property for or under the supervision of the Company or its Subsidiaries (i) have executed and delivered to the Company or its Subsidiaries valid and enforceable written Contracts providing for the non-disclosure by such Person of all trade secrets and other confidential information of the Company or any of its Subsidiaries, and (ii) by operation of law have assigned or have executed and delivered to the Company or its Subsidiaries valid and enforceable written Contracts providing for the assignment (by way of present grant of assignment) by such Person to the Company or its Subsidiaries of all Intellectual Property conceived of, authored, created, or developed by such Person in connection with his or her employment by, engagement by, or Contract with the Company or its Subsidiaries. No material trade secrets have been disclosed or authorized to be disclosed to any Person, other than in the ordinary course of business pursuant to a written confidentiality and non-disclosure Contract with the Company or its Subsidiaries, and each Person that has had or currently has access to any trade secrets owned or processed by the Company or any of its Subsidiaries is subject to a written Contract regarding the confidentiality and non-disclosure thereof by such Person.

Section 4.16 Taxes.
(a) All income and other material Tax Returns required by Applicable Law to be filed with any Governmental Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due (including extensions) in accordance with all Applicable Law, and all such income and other material Tax Returns are, or shall be at the time of filing, true, correct and complete in all material respects.
(b) The Company and each of its Subsidiaries has paid (or has had paid on its behalf) to the appropriate Governmental Authority all income and other material Taxes due and payable, or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual on its quarterly financial statements for all income and other material Taxes and through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books. The most recent financial statements contained in the Company SEC Documents reflect, in accordance with GAAP, an adequate reserve for all income or other material Taxes payable by the Company and its Subsidiaries for all taxable periods through the date of such financial statements and the unpaid income and other material Taxes of the Company and its Subsidiaries will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its Subsidiaries (in each case, other than as a result of timing or other customary differences between book and Tax income and other than as a result of customary changes in apportionment determined following the dates of the applicable financial statements for the applicable periods).
(c) No claim has ever been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to Tax by that jurisdiction or required to file a Tax Return in that jurisdiction. Neither the Company nor any of its Subsidiaries has, nor has any ever had, a permanent establishment (as defined in any applicable Tax treaty or convention between the United States and such country) or other taxable presence in any non-U.S. country.
(d) The Company and each of its Subsidiaries is not and has never been a member of an affiliated group within the meaning of Section 1504(a) of the Code with which it has filed (or been required to file) consolidated, combined, unitary or similar Tax Returns (other than a group which the Company is the parent of). The Company and each of its Subsidiaries has no liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Section 1.1502-6 of the “Treasury Regulations” (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, by operation of law, or otherwise. Neither the Company nor any Subsidiary of the Company is a party to or bound by any Tax sharing, allocation, gross-up, indemnification, or other similar agreement or arrangement (other than (i) agreements solely among the Company and its Subsidiaries and (ii) any customary commercial agreement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes).
(e) There is no claim, audit, examination, action, suit, proceeding or investigation now pending or threatened in writing or, to the Company’s Knowledge, threatened orally against or with respect to the Company or its Subsidiaries in respect of any income or other material Tax. No claim, deficiency, adjustment, or assessment for or with respect to any Tax has been asserted, assessed, or threatened by a Governmental Authority in writing against the Company or any Subsidiary of the Company that has not been paid, settled, or withdrawn in full. There are no outstanding written requests, agreements, consents, or waivers to extend the statutory period of limitations applicable to the assessment or collection of any income or other material Taxes or Tax deficiencies against the Company or any Subsidiary of the Company that, in each case, is currently effective.
(f) During the two-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.
(g) The Company and each of its Subsidiaries has properly withheld, and paid over to the appropriate Governmental Authority, all material amounts Taxes required to be withheld from any payment or amount owing to any to any employee, independent contractor, creditor, stockholder, vendor or other Person.

(h) Neither the Company nor any of its Subsidiaries has been party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) (or any similar provision of state, local or foreign Applicable Law).
(i) Since January 1, 2020 and through the date of this Agreement, neither the Company nor any of its Subsidiaries have deferred material Taxes or claimed any material Tax credits under any Applicable Law enacted in response to COVID-19.
(j) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of: (i) “closing agreement” described in Section 7121 of the Code (or any similar provision of state, local or foreign Applicable Law) executed on or prior to the Closing Date, (ii) use of an improper method of accounting, (iii) installment sale or open transaction disposition made on or prior to the Closing Date (iv) prepaid or advanced amount received or deferred revenue accrued on or prior to the Closing Date, or (v) intercompany transaction or excess loss account described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar provision of state, local or foreign Applicable Law). Neither the Company nor any of its Subsidiaries has agreed to make or is required to make any material adjustment for a taxable period ending after the Closing Date under Section 481(a) of the Code (or any similar provision of state, local or foreign Applicable Law) by reason of a change in accounting method or otherwise. Neither the Company nor any of its Subsidiaries has any liability for any amounts under Section 965 of the Code (or any similar provision of state, local or foreign Applicable Law).
Section 4.17 Employee Benefit Plans and Labor and Employment Matters.
(a)  Section 4.17(a) of the Company Disclosure Schedule contains a correct and complete list identifying each material Employee Plan. Copies of such Employee Plans, or a summary of material terms if such Employee Plan is not written (and, if applicable, related trust agreements, insurance contracts and other funding arrangements), and all material amendments thereto have been made available to Parent together with the most recent summary plan description and all summaries of material modifications thereto, the most recent determination, opinion or advisory letter received from the Internal Revenue Service and the most recent annual report (Form 5500) with all schedules and attachments thereto prepared in connection with any Employee Plan.
(b) No Employee Plan is and neither the Company nor any ERISA Affiliate sponsors, maintains, contributes to, or has in the past contributed to, or has any current or contingent liability or obligation under or with respect to (i) a “defined benefit plan” (as defined in ERISA 3(35)), or (ii) a multiemployer plan, as defined in Section 3(37) of ERISA. No Employee Plan provides for post-retirement medical, life insurance or other welfare-type benefits (other than health continuation coverage required by COBRA or similar state or local Applicable Law).
(c) Each Employee Plan that is or was intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS or is entitled to rely on a favorable opinion letter from the IRS.
(d) Each Employee Plan has been established, maintained, funded and administered in material compliance with its terms and with Applicable Law, and no event has occurred and no condition exists, that has subjected, or would reasonably be expected to subject, the Company to any material tax, fine, lien, penalty or other liability imposed by ERISA, the Code or any other Applicable Law.
(e) The Company and its Subsidiaries are in compliance with all Applicable Laws relating to labor and employment, except for failures to comply that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.
(f) Except as provided by Section 2.5, neither the execution of this Agreement nor the consummation of the Transactions (either alone or together with any other event) will (i) entitle any current or former director, employee, or individual independent contractor of the Company or any of its Subsidiaries to any material payment or benefit, (ii) materially increase the amount or value of any benefit or compensation or other obligation payable or required to be provided to any such director, employee, consultant or independent contractor of the Company or any of its Subsidiaries, (iii) accelerate the time of, or trigger any, payment, funding (whether to a trust or otherwise) or vesting of any material compensation or benefits due to any such director, employee, consultant or independent contractor under any Employee Plan or otherwise or (iv) result in any payments or benefits which would not reasonably be expected to be deductible under Section 280G of the Code or which would cause any Tax or penalty under Section 4999 of the Code.
(g) Neither the Company nor any of its Subsidiaries has any obligation to gross up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.
(h) There are no pending, or to the Company’s Knowledge, threatened lawsuits, arbitrations, litigations, administrative charges, controversies, grievances, claims or other proceedings by any employee, independent contractor, former employee, or former independent contractor (or any candidate for the same) of the Company or any of its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority or by any Governmental Authority relating to any labor and employment matters.
(i) Neither the Company nor any of its Subsidiaries is a party to, bound by, or subject to any collective bargaining agreement or other contract with any labor union, labor organization, or works council (each a “Labor Agreement”) and no Company Employees are represented by any labor union, works council, or other labor organization with respect to their employment with the Company or any of its Subsidiaries. To the Company’s Knowledge, there is, and since the Applicable Date has been, no negotiating in connection with entering into, any Labor Agreement with respect to any Company Employee. To the Company’s Knowledge, there are, and since the Applicable Date have been, no organizing activities with respect to any employees of the Company or any of its Subsidiaries. Since the Applicable Date, there has been no actual or, to the Company’s Knowledge, threatened unfair labor practice charges, material labor grievances, material labor arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, handbilling or other material labor disputes against or affecting the Company or any of its Subsidiaries.
(j) To the Company’s Knowledge, no current or former employee or individual independent contractor of the Company or any of its Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or any of its Subsidiaries; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the Company or any of its Subsidiaries.
(k) Since the Applicable Date, neither the Company nor any of its Subsidiaries has effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 or similar Applicable Law (the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries; or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries.
(l) Since January 1, 2020, as related to COVID-19, neither the Company nor any Subsidiary has (i) taken any material action with respect to employees of the Company or any Subsidiary, including implementing workforce reductions, terminations, furloughs or material changes to compensation, benefits or working schedules, or changes to Employee Plans, or (ii) applied for or received loans on a forgivable basis under the Paycheck Protection Program implemented pursuant to The Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) or any similar program implemented by any Governmental Authority in response to COVID-19, and as of the date hereof the Company is not aware of any facts or circumstances that would give rise to any of the foregoing actions being reasonably anticipated to be taken in the future by the Company or any Subsidiary.
(m) The Company and its Subsidiaries have reasonably investigated all sexual harassment, or other discrimination or retaliation allegations of which the Company has Knowledge. The Company and its Subsidiaries are not aware of any allegations of sexual harassment, other discrimination, or retaliation relating to officers, directors, employees, contractors, or agents of the Company and its Subsidiaries, that, if known to the public, would bring the Company and its Subsidiaries into material disrepute.

Section 4.18 Environmental Matters.
(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:
(i) no written notice, order, complaint or penalty has been received by the Company or any of its Subsidiaries arising out of any Environmental Laws or relating to Hazardous Substances, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the Company’s Knowledge, threatened which allege any liability of or violation by the Company or any of its Subsidiaries relating to any Environmental Laws or Hazardous Substances;
(ii) neither the Company nor any of its Subsidiaries, nor any of their respective predecessors or Affiliates, has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, released or exposed any person to any Hazardous Substance, or owned or operated any property or facility contaminated by any Hazardous Substance, in each case, as has given or would give rise to liabilities or obligations under any Environmental Laws; and
(iii) the operations of the Company and each of its Subsidiaries are in compliance with the terms of applicable Environmental Laws and all environmental permits necessary for their operations.
Section 4.19 Material Contracts.
(a) As of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by:
(i) any Contract that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii) any Contract relating to Indebtedness;
(iii) any Contract that (A) purports to limit either the type of business in which the Company or its Subsidiaries may engage or the manner or locations in which any of them may so engage in any business, (B) requires the disposition of any assets or line of business of the Company or its Subsidiaries, after the date hereof, (C) grants “most favored nation” status that, following the Merger, would be binding on the Company and its Subsidiaries or (D) prohibits or limits the rights of the Company or any of its Subsidiaries to make, sell or distribute any products or services, or use, transfer or distribute, or enforce any of their rights with respect to, any of their material assets;
(iv) any Contract (other than purchase orders entered into in the ordinary course of business) with any of the ten (10) largest suppliers by purchases made by the Company or any of its Subsidiaries during the twelve (12) months ended December 31, 2020 (each, a “Material Supplier”);
(v) any Contract that obligates the Company or any of its Subsidiaries to make any future capital expenditures in excess of $300,000;
(vi) any Contract between the Company and any of its Subsidiaries, on the one hand, and any Affiliate (including any director or executive officer) thereof, on the other hand;
(vii) any Contract (other than the organizational documents of the Company and its Subsidiaries) that relates to the formation, creation, governance or control of, or the economic rights or obligations of the Company or any of its Subsidiaries in, any joint venture or other similar arrangement;
(viii) any Contract entered into since the Applicable Date that provides for the acquisition or disposition or any business, assets or properties (whether by merger, sale of stock, sale of assets or otherwise), including any exhibits or ancillary documents thereto, (A) pursuant to which any earn-out or deferred or contingent payment obligations remain outstanding, (B) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries with a value greater than $250,000 other than the disposition of assets in the ordinary course of business, (C) pursuant to which the Company or any of its Subsidiaries acquired or will acquire any material ownership interest in any other Person or other business enterprise other than any wholly owned Subsidiary of the Company, or

(D) pursuant to which a claim for indemnification (excluding for breaches of fundamental representations and warranties) or shareholder appraisal claims may be made against the Company or any of its Subsidiaries (any such Contract described in the foregoing clauses (A) through (D), an “M&A Contract”);
(ix) any Contract with a Governmental Authority;
(x) any Labor Agreement; and
(xi) any Contract (i) under which the Company or any of its Subsidiaries has granted or received a license or other right to any Intellectual Property (excluding non-exclusive licenses or rights granted in the ordinary course of business), (ii) relating to the acquisition, ownership, or development of Intellectual Property, or (iii) otherwise adversely affecting the Company or any of its Subsidiaries’ ability to use, enforce, or disclose any Intellectual Property (excluding non-exclusive end-user licenses for unmodified, commercially available, off-the-shelf software that are provided in executable form only and used solely for the Company’s and its Subsidiaries’ internal business purposes, with an aggregate replacement cost of less than $50,000, which shall not be required to be listed in Section 4.19(b) of the Company Disclosure Schedule but shall, together with such form agreements, be deemed to constitute Material Contracts) (each Contract constituting any of the foregoing types described in clauses (i)-(xi), together with each Real Property Lease (which, for the avoidance of doubt, shall not be required to be listed in Section 4.19 of the Company Disclosure Schedule except to the extent a subsection of this Section 4.19 is applicable to any such Real Property Lease), a “Material Contract”).
(b) The Company has made available to Parent a true, complete and correct copy of each Material Contract. Each of the Material Contracts is valid, binding and in full force and effect and neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Material Contract, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Material Contract, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. For purposes of the foregoing sentence, “Material Contract” shall include Contracts entered into after the date hereof that would be Material Contracts if in effect on the date hereof. Since January 1, 2019, neither the Company nor any of its Subsidiaries has (i) been in any material dispute with (x) any of its Material Suppliers or (y) in connection with any M&A Contract, or (ii) received any written or, to the Knowledge of the Company, any oral notice from any Material Supplier to the effect that any Material Supplier intends to suspend, terminate or otherwise materially and adversely alter its relationship with the Company or any of its Subsidiaries.
Section 4.20 Brokers. Except for RBC Capital Markets, LLC and Truist Securities, Inc. (the “Company Financial Advisors”), there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the Transactions. Section 4.20 of the Company Disclosure Schedules sets forth the amounts payable to each Company Financial Advisor in connection with the Transactions and pursuant to each Contract with the Company Financial Advisors to which the Company or any of its Subsidiaries is bound.
Section 4.21 Opinion of Financial Advisor. The Board of Directors of the Company has received the separate opinions of the Company Financial Advisors to the effect that, as of the date of such opinions and based on and subject to the assumptions, limitations, qualifications and other matters set forth therein, the Merger Consideration is fair, from a financial point of view, to holders of Company Stock (other than, as applicable, Parent, Merger Subsidiary and their respective affiliates). Copies of such opinions will be made available to Parent, solely for informational purposes and on a non-reliance basis, as soon as practicable after the date of this Agreement.
Section 4.22 Takeover Laws. The Company has taken all action necessary to exempt the Merger, this Agreement and the Transactions from the requirements of any Takeover Laws. No Takeover Laws or any anti-takeover provision in the Company’s bylaws or certificate of incorporation is or will be applicable to the Company, the shares of Company Stock or the Transactions.

Section 4.23 Insurance. 1. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (a) each of the material, currently active policies, binders and insurance contracts that are maintained by or for the benefit of the Company and its Subsidiaries (the “Insurance Policies”), is in full force and effect with all premiums due having been paid in full, and the Company is not in default under any Insurance Policy, (b) neither the Company nor any of its Subsidiaries has received any written or, to the Company’s Knowledge, oral notice of cancellation, termination, non-renewal or denial of coverage with respect to any Insurance Policy, (c) none of the policy limits under any of the Insurance Policies have been eroded by the payment of claims, (d) the Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to that of the Company and its Subsidiaries and are sufficient for compliance with all Applicable Laws and Material Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound, and (e) at no time since the Applicable Date has there been any lapse in coverage of the insurance carried by the Company and its Subsidiaries.
Section 4.24 Warranties/Product Liability. Except as incurred in the ordinary course of business since the Company Balance Sheet Date, (a) neither the Company nor any of its Subsidiaries has received any notice of any violation or proceeding from, by or before any Governmental Authority relating to any product, including the packaging or advertising related thereto, designed, formulated, manufactured, processed, sold or placed in the stream of commerce, or any services provided, by the Company or any of its Subsidiaries (a “Product”), (b) there has not been, nor is there under consideration by the Company or any of its Subsidiaries, any Product recall or post-sale warning of a nature concerning any Product and (c) there are no product liability claims pending or, to the Knowledge of the Company, threatened in writing with respect to any Product, and no such claims have been settled or adjudicated, except in the case of (a), (b) or (c), as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Company.
Section 4.25 Exclusivity of Representations and Warranties.
(a) No Other Representations and Warranties.The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 5, any agreement expressly contemplated herby or in any certificate delivered by Parent or Merger Subsidiary pursuant to this Agreement: (i) none of Parent, Merger Subsidiary or any of their respective Affiliates (or any other Person) makes, or has made, any other representation or warranty relating to Parent, Merger Subsidiary, their Affiliates or any of their businesses, operations or otherwise in connection with this Agreement or the Transactions; (ii) no Person has been authorized by Parent, Merger Subsidiary, any of their Affiliates or any of its or their respective Representatives to make any representation or warranty relating to Parent, Merger Subsidiary, their Affiliates or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty are hereby disclaimed and must not be relied upon by the Company and any of its Subsidiaries or any of their Representatives as having been authorized by Parent, Merger Subsidiary, any of their Affiliates or any of their respective Representatives (or any other Person); and (iii) the representations and warranties made by Parent in this Agreement, any agreement expressly contemplated hereby or in any certificate delivered by Parent or Merger Subsidiary pursuant to this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied, and each of Parent and Merger Subsidiary hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company, and of its Subsidiaries or any of their Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b) No Reliance.The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 5, any agreement expressly contemplated herby or in any certificate delivered by Parent or Merger Subsidiary pursuant to this Agreement, it is not acting (including, as applicable, by entering into this Agreement or consummating the Transaction) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company, any of its Subsidiaries or any of their Representatives, in any forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE 5
Representations and Warranties of Parent
Except as set forth in the Parent Disclosure Schedule (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein, provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement if the relevance of such disclosure to such other sections is reasonably apparent on its face), Parent hereby represents and warrants to the Company as follows:
Section 5.1 Corporate Existence and Power. Parent is a limited liability company and Merger Subsidiary is a corporation, in each case, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all limited liability company or corporate powers, as applicable, and authority. Each of Parent and Merger Subsidiary has and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement.
Section 5.2 Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions are within the limited liability company or corporate powers, as applicable, of Parent and Merger Subsidiary and have been duly authorized by all necessary limited liability company or corporate action, as applicable. This Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
Section 5.3 Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act, (iii) compliance with any applicable requirements of the 1934 Act and any other state or federal securities laws and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.4 Non-contravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the Transactions do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Merger Subsidiary or the certificate of formation or limited liability company agreement of Parent, (ii) assuming compliance with the matters referred to in Section 5.3, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.3, require any consent or other action by any Person under, constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien (other than in connection with any Debt Financing entered into in connection with the Closing) on any asset of the Parent or any of its Subsidiaries with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.5 Disclosure Documents. The information supplied by Parent for inclusion in the Proxy Statement will not, at the time the Proxy Statement and any amendments or supplements thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.5 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives specifically for use or incorporation by reference therein.

Section 5.6 Brokers. Except for Raymond James & Associates, Inc., whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the Transactions.
Section 5.7 Financing.
(a) Each of Parent and Merger Subsidiary affirms that it is not a condition to the Closing or to any of its other obligations under this Agreement that the Parent and Merger Subsidiary obtain financing for, or related to, any of the Transactions.
(b) Parent has delivered to the Company (i) a true and complete copy of a fully executed commitment letter (the “Equity Commitment Letter”) from Sun Capital Partners VII, L.P., a Cayman Islands exempted limited partnership (the “Sponsor”), pursuant to which the Sponsor has committed to provide, subject to the terms and conditions set forth therein, Parent with equity financing in the amount set forth therein in connection with the Transactions (the “Equity Financing”) and of which the Company is an express limited third-party beneficiary and (ii) a true and complete copy of a fully executed commitment letter (including all exhibits, annexes, schedules, and term sheets attached thereto or contemplated thereby, but in each case, as such may be redacted solely with respect to the fee amounts and other economic terms set forth therein, in each case, which do not affect the conditionality, enforceability, termination or aggregate principal amount of the Debt Financing), dated on or about the date hereof (collectively, the “Debt Commitment Letter”), pursuant to which the financial institutions party thereto have committed to provide debt financing to Parent in the amounts set forth therein (collectively, the “Debt Financing”). There are no side letters or other agreements, contracts, arrangements or understandings (written or oral) between Parent and Merger Subsidiary and their financing sources related to conditions to the funding of the Financing, other than as expressly set forth in the Financing Commitment Letters.
(c) As of the date hereof, (i) the Financing Commitment Letters are in full force and effect and are valid and binding obligations of Parent or Merger Subsidiary, as applicable, and, to the knowledge of Parent, the other parties thereto (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity), and (ii) the Financing Commitment Letters have not been amended or modified in any respect, the respective commitments contained therein have not been withdrawn, rescinded or otherwise modified in any respect, and no such withdrawal, rescission, or modification is presently contemplated by Parent or the Merger Subsidiary or, to the knowledge of Parent, by the other parties thereto. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a material default or material breach on the part of Parent or Merger Subsidiary under the Financing Commitment Letters (it being understood that Parent and Merger Subsidiary are not making any representation or warranty regarding the effect of any inaccuracy of the representations and warranties in ARTICLE 4 or the Company’s compliance hereunder). There are no conditions precedent to the funding of the full amount of the Financing other than the conditions precedent set forth in the Financing Commitment Letters, and Parent has no reason to believe that the Financing will not be made available to Parent on the date of the Closing, and as of the date hereof, Parent is unaware of any fact or occurrence existing on the date hereof that would reasonably be expected to cause the Financing Commitment Letters to be ineffective. Assuming the satisfaction of the conditions set forth in Section 9.1 and Section 9.2 of this Agreement and subject to the terms and conditions of the Financing Commitment Letter, the net proceeds of the Financing are in an amount sufficient (i) to consummate the Merger upon the terms contemplated by this Agreement, (ii) to make all payments required by this Agreement to be made in connection with the Closing, and (iii) to pay all related fees and expenses of Parent, Merger Subsidiary and their respective Representatives, in the case of each of the foregoing clauses (i) through (iii), to the extent required to be paid at the Closing pursuant to, and in accordance with, this Agreement (collectively, the “Required Amount”).
Section 5.8 Solvency. Assuming (i) the satisfaction of the conditions to Parent’s obligation to consummate the Merger, (ii) the accuracy of the representations and warranties set forth in ARTICLE 4 of this Agreement (for this purpose, such representations and warranties shall be true and correct in all material respects) and (iii) after giving effect to the Transactions, including the Equity Financing, Debt Financing or any alternative financing, the payment of the aggregate Merger Consideration, any repayment or refinancing of debt contemplated in this Agreement and the payment of all related fees and expenses, the Surviving Corporation on a consolidated basis will be Solvent as of the Effective Time and immediately after the consummation of the Transactions. For purposes of this Agreement, “Solvent” when used with respect to any Person, means that, as of any date of determination, (A) the amount of the “fair saleable value” of the assets, on a going concern basis, of such Person will, as of such date, exceed (1) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws of the United States governing determinations of the insolvency of debtors, and (2) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured, (B) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (C) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature.
Section 5.9 Ownership of Company Stock. Parent, Sponsor and their respective affiliates (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) do not directly or indirectly beneficially own (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) five percent (5%) or more of the outstanding shares of Company Stock or other securities of the Company (assuming for this purpose the full exercise of any options, warrants or other rights to acquire Company Stock or other securities of the Company held by such persons).
Section 5.10 Stockholder and Management Arrangements. As of the date hereof, neither Parent or Merger Subsidiary nor any of their respective Affiliates is a party to any contract, arrangement, commitment or understanding, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Transactions; (ii) the Company or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which (i) any such holder of shares of Company Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Stock; or (ii) any Person (including any stockholder, director, officer, employee or other Affiliate of the Company) other than the Sponsor have agreed to provide, directly or indirectly, equity investment to Parent, Merger Subsidiary or the Company to finance any portion of the Transactions.
Section 5.11 Exclusivity of Representations and Warranties.
(a) No Other Representations and Warranties. Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4, any agreement expressly contemplated herby or in any certificate delivered by the Company pursuant to this Agreement: (i) none of the Company or any of its Subsidiaries (or any other Person) makes, or has made, any other representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Transactions; (ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by Parent, Merger Subsidiary or any of their respective Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Representatives (or any other Person); and (iii) the representations and warranties made by the Company in this Agreement, any agreement expressly contemplated hereby or in any certificate delivered by the Company pursuant to this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Subsidiary or any of their respective Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b) No Reliance. Each of Parent and Merger Subsidiary, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in ARTICLE 4, any agreement expressly contemplated herby or in any certificate delivered by the Company pursuant to this Agreement, it is not acting (including, as applicable, by entering into this Agreement or consummating the Transaction) in reliance on: (i) any other representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Subsidiary or any of their respective Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by the Company’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
ARTICLE 6
Covenants of the Company
The Company agrees that:
Section 6.1 Conduct of the Company. Except as set forth in Section 6.1 of the Company Disclosure Schedule, from the date hereof until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course, and use commercially reasonable efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present officers and employees. Without limiting the generality of the foregoing, except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or as expressly required by this Agreement or set forth in Section 6.1 of the Company Disclosure Schedule, the Company shall not, and shall cause its Subsidiaries not to:
(a) amend its certificate of incorporation, bylaws or other similar organizational documents;
(b) (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends by any of its wholly-owned Subsidiaries to the Company or to any other wholly-owned Subsidiary of the Company or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities;
(c) (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any equity of the Company or any of its Subsidiaries, other than the issuance of (A) any shares of Company Stock upon the settlement of Company RSUs and Company PSUs, in each case that are outstanding on the date of this Agreement, or (B) any Company Subsidiary Securities to the Company or any other Subsidiary of the Company issued under any other Employee Plan, or (ii) amend any term of any Company Security or any Company Subsidiary Security;
(d) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation or partnership or other business organization, or a material amount of the assets, securities, properties, interests or businesses of such Person, other than (i) pursuant to Contracts or commitments existing as of the date hereof or (ii) purchases of inventory and supplies in the ordinary course of business;
(e) sell, lease or otherwise transfer any of its assets, securities, properties, interests or businesses, other than (i) pursuant to Contracts existing as of the date hereof, (ii) the sale of inventory in the ordinary course of business, (iii) the sale or transfer of aged or obsolete inventory, or (iv) assets or properties sold, leased or transferred pursuant to this clause (iv) having a value of less than $50,000 individually or $250,000 in the aggregate during the period from the date of this Agreement through the Closing;
(f) make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) in connection with actions permitted by Section 6.1(d), (ii) extensions of credit to customers in the ordinary course of business, (iii) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance with the Company’s policies related thereto, or (iv) loans, advances or capital contributions to, or investments in, wholly-owned Subsidiaries of the Company;
(g) incur any indebtedness for borrowed money or guarantees thereof, or issue any debt securities, other than any indebtedness incurred solely between the Company and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries;

(h) other than as required by Applicable Law or an Employee Plan as in effect on the date hereof and disclosed to Parent, (i) grant, announce or accelerate the vesting or payment of any compensatory equity award or increase any severance or termination pay (or amend any existing severance pay or termination arrangement) for the benefit of any of the employees, directors, or other service providers of the Company or any of its Subsidiaries, (ii) establish, adopt, enter into or materially amend any Employee Plan or any service, consulting, deferred compensation or other similar agreement (or any agreement which, if in existence as of the date hereof, would constitute an Employee Plan), (iii) increase compensation or bonus opportunity payable or to become payable or benefits provided under an Employee Plan or otherwise, in each case except for increases in the ordinary course of business with respect to a current or former employee of the Company or its Subsidiaries with annual base salary of less than $175,000, (iv) establish, adopt, amend or terminate any collective bargaining agreement or Employee Plan (other than general changes to the Company’s health and welfare plans made during the open enrollment process in the ordinary course of business), or (v) hire any new employees, unless such hiring is in the ordinary course of business and is with respect to employees having an annual base salary and incentive compensation opportunity not to exceed $175,000;
(i) change the Company’s principles of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, as agreed to by its independent public accountants;
(j) (i) make (except to the extent required by Applicable Law or in the ordinary course of business) or change any material Tax election, (ii) adopt or change any Tax accounting period or any material Tax accounting method, principles, or practices (except to the extent required by Applicable Law), (iii) agree to any extension or waiver of the statute of limitations relating to any material amount of Taxes, (iv) amend any material Tax Return, (v) enter into any closing agreement, (vi) take any action to surrender any right to claim a material Tax refund, offset, or other reduction in liability (excluding any right that expired at the end of the applicable statute of limitations as a result of the passage of time), (vii) settle or compromise any claim, proceeding, audit, or other controversy relating to income or other material Taxes, or (viii) fail to pay any income or other material Tax (including any estimated Tax) that becomes due and payable;
(k) settle any litigation, action, suit, investigation, arbitration, proceeding or other claim involving or against the Company or any of its Subsidiaries, other than any such settlement that solely involves the payment of monetary damages not in excess of $500,000 individually or $2,500,000 in the aggregate;
(l) (i) other than new Contracts with customers or suppliers entered into in the ordinary course of business, enter into any Contract which, if in existence on the date of this Agreement, would have been a Material Contract or (ii) modify, amend or terminate any Material Contract in a manner that would, individually or in the aggregate, have a material and adverse effect on the Company and its Subsidiaries;
(m) make or authorize any capital expenditure, other than (i) capital expenditures up to an aggregate amount not materially greater than the amount set forth in the budget provided to Parent prior to the date hereof, or (ii) otherwise in an aggregate amount for all such capital expenditures made pursuant to this clause (ii) not to exceed $300,000 in the aggregate;
(n) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(o) apply for or receive any relief under any Applicable Law or governmental program designed to provide relief related to COVID-19 if such program would limit operations of the business, or create any other obligation or liability, of the Company or any of its Subsidiaries following the Closing;
(p) sell, assign, transfer, license, abandon, permit to lapse or otherwise dispose of or subject to any Lien (other than Permitted Liens), any Company Intellectual Property (other than non-exclusive licenses of Intellectual Property granted by the Company and its Subsidiaries in the ordinary course of business to customers);
(q) (i) negotiate, modify, extend, or enter into any Labor Agreement or (ii) recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any Company Employees;

(r) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that could, in each case, implicate the WARN Act; or
(s) agree, resolve or commit to do any of the foregoing.
Section 6.2 Company Stockholder Meeting. The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Company Stockholder Approval. Once established, the Company shall not change the record date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as required by Applicable Law. Subject to Section 6.3, the Board of Directors of the Company shall (i) include the Company Board Recommendation in the Proxy Statement for the Company Stockholder Meeting, (ii) use its reasonable best efforts to obtain the Company Stockholder Approval and (iii) otherwise comply with all Applicable Laws relating to such meeting. Notwithstanding the foregoing, if on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Stock to constitute a quorum and to obtain the Company Stockholder Approval, whether or not a quorum is present, the Company shall have the right to make one or more successive postponements or adjournments of the Company Stockholder Meeting (it being understood that the Company may not postpose or adjourn the Company Stockholders Meeting more than two (2) times or for more than ten (10) days in total pursuant to the foregoing without Parent’s prior written consent). The Company shall, unless there has been an Adverse Recommendation Change (to the extent permitted under Section 6.3), use reasonable best efforts to cooperate with Parent and keep Parent reasonably informed regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. Without the prior written consent of Parent, the adoption of this Agreement and the Transactions (including the Merger) shall be the only matter (other than procedural matters including stockholder approval of golden parachute compensation) that the Company shall propose to be acted on at the Company Stockholder Meeting.
Section 6.3 No Solicitation; Other Offers.
(a) General Prohibitions. Subject to Section 6.3(b), from the date hereof until the earlier to occur of the termination of this Agreement pursuant to ARTICLE 10 and the Effective Time, the Company shall not, and shall cause its Subsidiaries and its and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) not to, (i) solicit, initiate or knowingly take any action to facilitate or encourage, directly or indirectly, the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party in furtherance of any expression of interest, proposal or offer that constitutes or could reasonably be expected to result in an Acquisition Proposal, (iii) fail to make, or withdraw or modify in a manner adverse to Parent, the Company Board Recommendation (or approve, endorse or recommend an Acquisition Proposal, or any proposal that would reasonably be expected to lead to an Acquisition Proposal, or make any public statement inconsistent with the Company Board Recommendation) (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”), (iv) amend, modify or grant any waiver or release under, or fail to enforce, any standstill or similar agreement of the Company or any of its Subsidiaries or (v) enter into any agreement in principle, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted hereunder) (any such agreement, an “Alternative Acquisition Agreement”).
(b) Exceptions.
(i) Exception for Diligence and Discussions. Notwithstanding any other provision of this Agreement, if after the date hereof and prior to obtaining the Company Stockholder Approval the Company or any of its Representatives receives an Acquisition Proposal that is not a result of a breach of this Section 6.3, then (x) the Company and its Representatives may make inquiries solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal and (y) if the Company’s Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor, that (I) such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and (II) the failure to take the actions contemplated by this Section 6.3(b)(i) could be inconsistent with its fiduciary duties pursuant to Applicable Law, then the Company and its Representatives, may (A) engage in negotiations or discussions with the Third Party and its Representatives making such Acquisition Proposal and (B) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party. Furthermore and notwithstanding any other provision of this Agreement, the Company may (but only upon the express written request of the counterparty) grant a waiver, amendment or release under any “standstill” provisions (including provisions that restrict or prohibit the purchase of shares of Company Stock or the making or soliciting of any offer or proposal) of any contract or agreement, but only to the extent necessary to allow a confidential Acquisition Proposal to be made to the Company or the Company’s Board of Directors.
(ii) Exception for Superior Proposal. Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(c), at any time prior to obtaining the Company Stockholder Approval, if the Company has received a Superior Proposal that is not a result of a breach of this Section 6.3, then the Board of Directors of the Company may make an Adverse Recommendation Change and/or cause the Company to terminate this Agreement pursuant to and in accordance with Section 10.1(d) (including paying the Termination Fee) in order to enter into a definitive Alternative Acquisition Agreement in respect of such Superior Proposal concurrently with the termination of this Agreement.
(iii) Exception for Intervening Events. Notwithstanding any other provision of this Agreement, but subject to compliance with Section 6.3(c), at any time prior to obtaining the Company Stockholder Approval, if the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor, that the failure to take such action would be inconsistent with its fiduciary duties pursuant to Applicable Law, the Board of Directors of the Company may, in response to an Intervening Event, make an Adverse Recommendation Change.
(iv) Compliance with Rule 14e-2(a). In addition, nothing contained herein shall prevent the Board of Directors of the Company from (i) complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal so long as any action taken or statement made to so comply is taken or made in compliance with this Section 6.3; provided that any such action taken or statement made that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Board of Directors of the Company reaffirms the Company Board Recommendation in such statement or in connection with such action or (ii) issuing a “stop, look and listen” disclosure or substantially similar communication of the type contemplated by Rule 14d-9(f) under the 1934 Act.
(c) Required Notices.
(i) At any time until the Effective Time, the Company shall notify Parent in writing promptly (but in no event later than twenty-four (24) hours) after receipt by the Company (or any of its Representatives) of (A) any Acquisition Proposal, (B) any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that could reasonably be expected to make, or has made an Acquisition Proposal or (C) any discussions or negotiations that are sought to be initiated or continued with the Company or any of its Subsidiaries or any of its or their respective Representatives from any Person (other than Parent) with respect to any Acquisition Proposal or proposal that could reasonably be expected to result in an Acquisition Proposal, including in such notification a copy (if in writing) of documents or written summary of material terms (if oral) relating to such expression of interest, proposal, offer or request for information, and the identity of the Person from which such expression of interest, proposal, offer or request for information was received. Thereafter, the Company shall keep Parent reasonably informed, on a prompt basis (and in any event within twenty-four (24) hours), of the status of and material developments relating to any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition

Proposal (including any copies (if in writing) of documents or written summaries of material terms (if oral) of any proposed agreements and amendments or modifications thereto, and a copy of any other documents provided by the relevant counterparty relating thereto), and the status of any discussions or negotiations regarding any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal, and in the case of any material modification to the terms of any such Acquisition Proposal, or such proposal that could reasonably be expected to result in an Acquisition Proposal, the Company shall notify Parent of such material modification within twenty-four (24) hours of the Company’s or any of its Subsidiaries’ or any of its or their respective Representatives’ knowledge of any such material modification.
(ii) Prior to taking any action described in Section 6.3(b)(ii) or Section 6.3(b)(iii), the Company shall notify Parent in writing of its intent to take such action, which notice shall specify, as applicable, the (A) identity of the Person making any Superior Proposal and the material terms and conditions thereof (including any proposed draft Alternative Acquisition Agreement and any other material documents relating to such Superior Proposal) or (B) the fact, event, change or development in circumstances giving rise to an Intervening Event. After delivery of such notice if requested by Parent, the Company shall, and shall cause its Representatives to, negotiate with Parent and its Representatives in good faith for a period ending at 11:59 p.m. (New York City time) on the fourth (4th) Business Day after the date of such notice (the “Notice Period”) to amend the terms and conditions of this Agreement such that (x) the Superior Proposal giving rise to such notice would no longer constitute a Superior Proposal or (y) the Intervening Event giving rise to such notice would no longer provide the basis for an Adverse Recommendation Change. If the terms of the relevant Acquisition Proposal are materially amended or modified (it being understood that any change to the financial terms of such Acquisition Proposal shall be deemed a material amendment or modification), then the Company will deliver to Parent a new notice pursuant to this Section 6.3(c)(ii), except that the Notice Period shall instead end at 11:59 p.m. (New York City time), on the second (2nd) Business Day immediately following the date such new notice is delivered to Parent (but no such new notice will shorten the initial Notice Period).
(iii) Notwithstanding anything to the contrary in this Agreement, the giving of a notice required by or otherwise complying with this Section 6.3(c) shall not, in and of itself, constitute an Adverse Recommendation Change.
(d) Application of this Provision to Representatives. Any violation or non-performance of the restrictions on the Company set forth in this Section 6.3 by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section 6.3 by the Company.
(e) Obligation to Terminate Discussions. Subject to this Section 6.3, on the date hereof, the Company (i) shall, and shall cause its Subsidiaries and its and their respective directors, officers, employees and their other Representatives to, cease immediately and cause to be terminated any and all existing activities, communications, discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal, and to cease providing any further information with respect to the Company or any such Acquisition Proposal to any such Third Party, (ii) shall promptly request that all copies of all confidential information that the Company, any of its Subsidiaries or any of its or their Representatives have distributed or made available to any such Third Party in connection with their consideration of any Acquisition Proposal (and all analyses and other materials prepared by or on behalf of such Third Party that contains, reflects or analyzes that information) be promptly destroyed or returned to the extent required by any confidentiality or similar agreement with such Third Party, and (iii) cause any physical or virtual data room to no longer be accessible to or by any such Third Party.
(f) Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:
(i) “Acceptable Confidentiality Agreement” means a confidentiality agreement with the Company that is either (A) in effect as of the date hereof, or (B) executed, delivered, and effective after the date hereof, in either case, that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (it being understood that any such agreement need not contain any standstill or similar provision); provided that such agreement does not contain provisions which prohibit the Company from providing any information to Parent in accordance with Section 6.3(c) or that otherwise prohibits the Company from complying with its obligations pursuant to Section 6.3(c);
(ii) “Intervening Event” means a material fact, event, change or development in circumstances that (A) arises after the date hereof and was not known or reasonably foreseeable (or if known or reasonably foreseeable, the consequences or magnitude of which were not known or reasonably foreseeable) to the Board of Directors of the Company as of or prior to the date hereof and (B) does not involve or relate to (1) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal), (2) the fact that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof or (3) changes after the date hereof in the market price or trading volume of the Company Stock or the credit rating of the Company; provided, however, that, with respect to clauses (B)(2) and (B)(3) of this definition, the underlying causes of such fact, event, change or development in circumstances may be taken into account in determining whether an “Intervening Event” has occurred; and
(iii) “Superior Proposal” means a written Acquisition Proposal for at least a majority of the outstanding shares of Company Stock or all or a majority of the consolidated assets of the Company and its Subsidiaries on terms that the Board of Directors of the Company determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor and taking into account all the terms and conditions of the Acquisition Proposal, including any break-up fees, expense reimbursement provisions, conditions to consummation, likelihood of satisfying all such conditions, and the estimated time period necessary prior to consummation of the transactions contemplated by such Acquisition Proposal relative to the Transactions, are more favorable, from a financial point of view, to the Company’s stockholders (solely in their capacity as such) than the Transactions.
Section 6.4 Access to Information. From the date hereof until the Effective Time and subject to Applicable Law, including the Antitrust Laws, and the Confidentiality Agreement, the Company shall (i) give to Parent and its Representatives reasonable access to the offices, properties, personnel, and books and records of the Company and its Subsidiaries, provided that Parent and its Affiliates shall not conduct or cause to be conducted any sampling, testing or other invasive investigation of the air, soil, soil gas, surface water, groundwater, building materials or other environmental media, (ii) furnish to Parent and its Representatives such financial and operating data and other information as such Persons may reasonably request, (iii) instruct its Representatives to cooperate with Parent in its investigation of the Company and its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries and (iv) give Parent written notice of entering into any Acceptable Confidentiality Agreement within twenty-four (24) hours after the execution thereof.
Section 6.5 Company’s Financing Covenant.
(a) From the date hereof until the Closing Date, the Company shall, and shall cause its Subsidiaries and its and their respective officers, employees, advisors and other representatives to, use reasonable best efforts to, at Parent’s sole cost and expense, cooperate with Parent in connection with the arrangement of the Debt Financing, including by (i) participating in a reasonable number of lender meetings, due diligence sessions and similar presentations to and with Debt Financing Sources, including direct contact between senior management of the Company, on the one hand, and the Debt Financing Sources, on the other hand, in each case on reasonable advance notice and at reasonable times and locations, (ii) to the extent such information is readily available to the Company, furnishing Parent and its Debt Financing Sources with financial and other information customarily provided for debt financings and such other customary and pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Parent to assist Parent in its preparation of any pro forma financial statements required in connection with the Debt Financing, (iii) assisting with the preparation of definitive financing documentation and the schedules and exhibits thereto, in each case, as may be reasonably requested by Parent, (iv) assisting with the pledging of collateral for the Debt Financing and obtaining releases of existing Liens, (v) cooperating in satisfying the conditions precedent set forth in the Debt Commitment Letter to the extent the satisfaction of such condition requires the cooperation of, or is within the control of, the Company and its Subsidiaries and is otherwise consistent with the cooperation requirements of this Section 6.5, (vi) assisting with the preparation of customary legal opinions to be delivered to the Debt Financing Sources at closing by outside counsel to Parent, (vii) assisting with the delivery of customary certificates in connection with the Debt Financing (including the delivery of a customary solvency certificate by a continuing financial officer, the effectiveness of which shall be conditioned on the occurrence of the Closing), (viii) providing to Parent and its Debt Financing Sources at least five (5) Business Days prior to the Closing Date all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and any certification regarding beneficial ownership required by 31 C.F.R. § 1010.230, in each case, in each case to the extent requested at least eight (8) Business Days prior to the Closing Date, and (ix) requesting, obtaining and delivering to Parent prior to the Closing Date customary payoff letters, together with associated lien terminations, instruments of discharge, and all other documents reasonably requested by Parent or its Debt Financing Sources relating to any Payoff Indebtedness (collectively, the “Payoff Documents”) and providing assistance and cooperation with backstopping or cash collateralizing letters of credit and similar obligations. At least two (2) Business Days prior to the anticipated Closing Date, the Company will deliver to Parent the Payoff Documents, which will set forth (A) the total amount required to be paid at the Effective Time to satisfy in full the repayment of all Indebtedness set forth on Section 6.5(a) of the Company Disclosure Schedule (the “Payoff Indebtedness”) and, if any, all prepayment penalties, premiums and breakage costs that become payable upon such repayment and any other fees or expenses outstanding thereunder (the “Payoff Amount”), (B ) the lenders’ obligation to release all Liens and other security in connection thereto immediately upon receiving the Payoff Amount and (C) wire transfer instructions for paying the Payoff Amount.
(b) The Company consents to the customary and reasonable use of the Company’s logos solely in connection with any Debt Financing; provided, that such logos are used solely in a manner that is not intended, or reasonably likely, to harm or disparage the Company or any of its Subsidiaries or Affiliates or the reputation or goodwill of the Company or any of its Subsidiaries or Affiliates or otherwise materially and adversely affect the Company or any of its Subsidiaries or Affiliates.
(c) The Company hereby expressly authorizes the use of the financial statements and other information provided hereunder for purposes of the Debt Financing and is not aware of any limitation on the use of such financial statements required by any independent accountant.
(d) All information provided pursuant to this Section 6.5 shall constitute “Evaluation Material” under the Confidentiality Agreement and shall be kept confidential in accordance with the terms of the Confidentiality Agreement, except that Parent shall be permitted to disclose such information to the Debt Financing Sources in accordance with the terms of the Debt Commitment Letter, subject to customary confidentiality undertakings by the Debt Financing Sources.
(e) Notwithstanding anything in this Agreement to the contrary, (i) nothing shall require such cooperation as described in this Section 6.5 to the extent it would unreasonably interfere with the business or operations of the Company or its Subsidiaries and (ii) neither the Company nor any of its Subsidiaries shall be required to, or be required to commit to, (A) take any action that is not contingent upon the Closing or enter into or execute any agreement or document unless the effectiveness thereof shall be conditioned upon, or become operative after, the occurrence of the Closing (excluding any applicable certification or disclosure required on a pre-Closing basis under Section 6.5(a)(viii)), (B) take any corporate action (including any board approvals) in connection with the Debt Financing that would be effective prior to the Closing, (C) take any action that would result in any officer, director or other Representative of the Company or any of its Subsidiaries incurring any personal liability with respect to any matters relating to the Debt Financing, (D) deliver or cause the delivery of any legal opinions or (E) neither the Company nor its Subsidiaries will be required to disclose any information to Parent or any of its Affiliates or any Debt Financing Source or any of their respective representatives pursuant to the terms of this Section 6.5 if doing so could violate any material Contract, fiduciary duty or any Applicable Law to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries is subject (with respect to any material Contract, to the extent not entered into in contemplation hereof). None of the Company or any of its Subsidiaries shall be required to bear any cost or expense, pay any commitment or other similar fee or make any other payment or incur any other liability prior to the Closing or provide or agree to provide any indemnity in connection with the Debt Financing or any of the foregoing matters described in Section 6.5.

(f) Notwithstanding anything to the contrary herein, it is understood and agreed that the condition precedent set forth in Section 9.2(a) as applied to the Company’s obligations under this Section 6.5, shall be deemed to be satisfied unless the Debt Financing has not been obtained as a result of the Company’s material breach of its obligations under this Section 6.5.
Section 6.6 Resignations. At the written request of Parent, the Company shall cause any director or officer of the Company or any director or officer of any of the Company’s Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
ARTICLE 7
Covenants of Parent
Parent agrees that:
Section 7.1 Obligations of Merger Subsidiary. Subject to Section 8.1 and Section 8.11, Parent shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Transactions on the terms and conditions set forth in this Agreement.
Section 7.2 Voting of Shares. Parent shall vote all shares of Company Stock beneficially owned by it or any of its Subsidiaries in favor of the Company Stockholder Approval of this Agreement at the Company Stockholder Meeting.
Section 7.3 Director and Officer Liability. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to:
(a) For at least six (6) years after the Effective Time, Parent and the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the DGCL and any other Applicable Law as provided under the Company’s certificate of incorporation and bylaws as in effect on the date hereof.
(b) For six (6) years after the Effective Time, except as otherwise required by Applicable Law, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.
(c) Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase from the Company’s current insurance carrier or from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this Section 7.3(c) an aggregate amount in excess of 300% of the amount per annum the Company paid in its last full fiscal year, which aggregate amount which may be required to be paid for such policies is set forth in Section 7.3(c) of the Company Disclosure Schedule; and provided further that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(d) If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving Person of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.3.
(e) The rights of each Indemnified Person under this Section 7.3 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or under the DGCL or any other Applicable Law or under any indemnification agreement of any Indemnified Person with the Company or any of its Subsidiaries each of which are set forth on Section 7.3(e) of the Company Disclosure Schedule, and nothing herein shall modify, abridge, narrow or restrict any such rights. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.
Section 7.4 Employee Matters.
(a) For a period of twelve (12) months following the Effective Time, Parent shall provide or cause the Surviving Corporation to provide to each individual who is a Company Employee immediately prior to the Effective Time and continues to be employed immediately following the Effective Time by Parent or the Surviving Corporation or any Subsidiary thereof (each, a “Continuing Employee”), (i) base salary or base wage rate and short-term cash incentive compensation opportunities (excluding any value attributable to equity-based compensation) that are no less favorable in the aggregate than those provided to such Continuing Employee immediately prior to the Effective Time, (ii) severance benefits that are no less favorable than those provided to such Continuing Employee as in effect at the date hereof and disclosed on Section 4.17(a) of the Company Disclosure Schedule and (iii) other material employee benefits (excluding any value attributable to any equity or equity-based, change in control, retention, transaction or similar incentive opportunities, or defined benefit pension, nonqualified deferred compensation or retiree or post-termination health or welfare benefits), that are substantially comparable in the aggregate to those provided to such Company Employee by the Company or the applicable Subsidiary immediately prior to the Effective Time under the Employee Plans set forth on Section 4.17(a) of the Company Disclosure Schedule. In addition, and without limiting the generality of the foregoing, each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all plans of Parent, the Surviving Corporation or their respective affiliates (“Surviving Corporation Plans”) to the extent coverage under any such plan replaces coverage under a comparable benefit plan in which such Continuing Employee participates immediately prior to the Effective Time.
(b) With respect to all Surviving Corporation Plans, including any “employee benefit plan,” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, maintained by Parent or any of its respective Subsidiaries (including any vacation, paid time-off and severance plans but excluding any equity based compensation plan or long-term incentive plan) in which such Continuing Employee is eligible to participate, (but not for benefit accrual under any defined benefit plan or retiree or post-termination welfare benefit plan or vesting under any equity or equity-based compensation plan), for purposes of eligibility to participate and vesting and, with respect to paid time off or severance only, determining the level of benefit, each Continuing Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary) shall be treated as service with Parent or any of its respective Subsidiaries to the same extent and for the same purpose as such service was recognized under the analogous Employee Plan; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.
(c) With respect to any welfare plan maintained by Parent or any of its Subsidiaries in which any Continuing Employee is eligible to participate after the Effective Time, Parent shall, and shall cause the Surviving Corporation to (i) waive all limitations as to preexisting conditions and exclusions and waiting periods and actively-at-work requirements with respect to participation and coverage requirements applicable to such employees and their eligible dependents and beneficiaries, to the extent such limitations were waived, satisfied or did not apply to such employees or eligible dependents or beneficiaries under the corresponding welfare Employee Plan in which such employees participated immediately prior to the Effective Time and (ii) provide Continuing Employees and their eligible dependents and beneficiaries with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any analogous deductible or out-of-pocket maximum requirements to the extent applicable under any such plan in the plan year in which the Closing occurs.
(d) Parent shall provide or cause the Surviving Corporation to provide to each individual who is a Company Employee immediately prior to the Effective Time but whose employment is terminated at or within twelve (12) months following the Effective Time by Parent, the Surviving Corporation or any Subsidiary thereof, an annual bonus for the 2021 bonus year prorated based upon the number of days elapsed between the beginning of the year in which the termination occurs and the date of such termination, and based on the “target” level of performance, in each case, in accordance with the methodology set forth in the applicable individual’s offer letter and/or employment agreement as in effect as of the date hereof.
(e) With respect to any Continuing Employees whose principal place of employment is outside of the United States, Parent’s obligations under this Section 7.4 shall be modified to the extent necessary to comply with Applicable Law where such Company Employees primarily perform their duties.
(f) The provisions of this Section 7.4 are solely for the benefit of the parties to this Agreement, and no Company Employee, Continuing Employee or any other Person (including any beneficiary or dependent thereof) shall be regarded for any purpose as a Third Party beneficiary of this Agreement, and no provision of this Section 7.4 shall create such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or any compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries. Nothing herein shall be construed as an amendment to, modification, termination or establishment of any Employee Plan or compensation or benefit plan, program, agreement or policy of Parent or any of its Subsidiaries.
ARTICLE 8
Covenants of Parent and the Company
The parties hereto agree that:
Section 8.1 Regulatory Authorizations and Consents.
(a) Subject to the terms and conditions of this Agreement (including Section 8.2(b)), the Company and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transactions, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transactions.
(b) In furtherance and not in limitation of the foregoing, each of Parent and the Company shall file a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as practicable and in any event within ten (10) Business Days of the date hereof, which such filing will request early termination of the waiting period if available, and will supply as promptly as practicable any additional information and documentary material that may be requested by any Governmental Authority pursuant to the HSR Act and will use their reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Parent will pay all filing fees under the HSR Act. Neither party will, and each will cause their respective Affiliates not to, take any action intended to adversely affect the approval of any Governmental Authority of any of the aforementioned filings. Only Parent may extend any waiting period under the HSR Act (including by withdrawing and refiling any filing pursuant to the HSR Act) or enter into any agreement with a Governmental Authority to delay or not to consummate the Transactions, but will only do so in good faith (after consulting in advance with the Company and in good faith taking the Company’s views into account).
(c) To the extent reasonably practical and permitted by Applicable Law, each party to this Agreement shall promptly notify the other parties hereto of any material oral or written communication it receives from any Governmental Authority relating to the matters that are the subject of Section 8.1 (and, if written, provide copies of, or if oral, advise of the contents of, any such communications), permit the other parties hereto to review in advance and comment on any written communication proposed to be made by such party (or its Representatives) to any Governmental Authority and, with the exception of the HSR Act filing itself, provide the other parties hereto with copies of all correspondence, filings or other written communications between them or any of their Representatives, on the one hand, and any Governmental Authority, on the other hand, with respect to this Agreement, subject to customary and appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws (and provided that materials may be redacted as necessary to address reasonable attorney-client privilege or confidentiality concerns). No party to this Agreement shall agree to participate in any meeting or substantive discussion with any Governmental Authority in respect of any such filings, investigation or other inquiry unless, to the extent reasonably practicable and permitted by Applicable Law, it consults with the other parties hereto in advance and, to the extent reasonably practicable and permitted by such Governmental Authority, gives the other parties hereto the opportunity to attend and participate at such meeting. Subject to the Confidentiality Agreement and to customary and appropriate limitations on the exchange of competitively sensitive information consistent with Antitrust Laws, the parties to this Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties hereto may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting period.
(d) Notwithstanding anything in this Agreement to the contrary, Parent agrees to take any and all steps, and to make any and all undertakings, necessary to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Authority with respect to the Transactions so as to enable the consummation of the Transactions by Parent to occur as soon as reasonably possible (and in any event, no later than the End Date), including proposing, negotiating, committing to and effecting by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent or otherwise taking or committing to take actions that limit Parent’s freedom of action with respect to, or its ability to retain or operate, any of the businesses, product lines or assets of Parent, in each case, as may be required in order to avoid the adoption or entry of, or to effect the dissolution or lifting of, any decisions, injunction, temporary restraining order, or other order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the consummation of the Transactions. Further, and for the avoidance of doubt, Parent will take any and all actions necessary in order to ensure that no (x) requirement for any non-action, consent or approval of the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or other Governmental Authority, (y) decree, judgment, injunction, temporary restraining order or any other order in any suit or proceeding, or (z) other matter relating to any antitrust or competition law would preclude the Closing by the End Date. This Section 8.1 (and not any other provision) provides the parties’ sole and exclusive obligations with respect to seeking and obtaining any approval(s) under any Antitrust Law.
Section 8.2 Financing.
(a) Each of Parent and Merger Subsidiary acknowledges and agrees that neither the Company nor any of its Subsidiaries nor any of their respective officers, directors, employees, accountants, consultants, legal counsel, agents and other Representatives shall be required to take any action that would subject such Person to actual or potential liability, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or incur any other liability or provide or agree to provide any indemnity in connection with the Financing or any information utilized in connection therewith (it being understood that the Company shall be required to bear any and all fees, costs and expenses incurred by or on behalf of the Company in connection with its ordinary course financial reporting requirements), and Parent and Merger Subsidiary shall indemnify and hold harmless the Company and its Subsidiaries and their respective directors, officers, employees, accountants, consultants, legal counsel, agents and other Representatives from and against any and all damage, loss and expense (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding whether involving a third party claim or a claim solely between the parties hereto) suffered or incurred by any of them in connection with the Debt Financing or any information utilized in connection therewith, except with respect to any losses suffered or incurred as a result of the bad faith, gross negligence or willful misconduct by the Company or any of its Subsidiaries.
(b) Parent and Merger Subsidiary shall use, and shall cause their Affiliates to use, its and their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to (i) obtain the proceeds of the Financing on the terms and conditions described in the Financing Commitment Letters and (ii) satisfy on a timely basis (or obtain the waiver of) all conditions and covenants applicable to Parent, Merger Subsidiary, the Sponsor or their respective Affiliates under the Financing Commitment Letters.
(c) Parent and Merger Subsidiary shall use, and shall cause their Affiliates to use, its and their reasonable best efforts to cause the Sponsor to fund, at the Closing upon the satisfaction (or waiver) of the conditions contained in the Equity Commitment Letter, the full amount of the Equity Financing required, in combination with other sources of financing, to consummate the Transactions and pay related expenses, if all conditions to Closing contained in ARTICLE 9 are satisfied or waived (other than those conditions that (x) by their terms are to be satisfied at the Closing or (y) will be satisfied or waived upon funding).
(d) Without the prior written consent of the Company, neither Parent nor Merger Subsidiary shall consent to any amendment, modification, waiver or early termination of the Financing Commitment Letters if such amendment, modification, waiver or early termination would (i) adversely change the conditions precedent set forth therein or the timing of the funding of the commitments thereunder, (ii) reduce the aggregate amount of the Debt Financing to be funded on the Closing Date without a corresponding increase in the Equity Financing or reduce the aggregate amount of the Equity Financing without a corresponding increase in the Debt Financing such that the aggregate amount of the Financing would be less than the amount required to pay the Required Amount, or (iii) otherwise adversely affect the ability of Parent and Merger Subsidiary to enforce their rights under the Financing Commitment Letters or consummate the Transactions or the timing of the Closing. Parent and Merger Subsidiary shall, and shall cause their respective Affiliates to, use reasonable best efforts to maintain the effectiveness of the Financing Commitment Letters until the Transactions are consummated. Notwithstanding the foregoing, any amendment, supplement or modification to effectuate any “market flex” terms contained in the Debt Commitment Letter (including any fee letter in connection therewith) or to add any additional agents or other financial institutions thereto as provided for therein shall be permitted and shall not require written consent of the Company. For purposes of this Agreement, references to any “Financing Commitment Letter” shall include such document as permitted or required by this Section 8.2(d) to be amended, modified or waived, in each case from and after such amendment, modification or waiver.
(e) Parent shall (i) give the Company prompt notice of (A) any material breach or threatened material breach by any party to any of the Financing Commitment Letters of which Parent or Merger Subsidiary becomes aware, (B) any termination or threatened termination thereof by any party thereto or (C) if for any reason Parent or Merger Subsidiary believes in good faith that (1) there is (or there is reasonably likely to be) a material dispute or disagreement between or among any parties to the Financing Commitment Letters or any definitive agreement related thereto solely to the extent such disagreement or dispute relates to the obligation (including with respect to the conditions, “flex” provisions or termination provisions thereto) of the parties thereto to fund their commitments thereunder or the availability of the Financing (but excluding, for the avoidance of doubt, any ordinary course negotiations with respect to the terms of the Financing or any definitive document related to the Financing) or (2) there is a material possibility that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Commitment Letters and (ii) promptly following the Company’s request, otherwise keep the Company reasonably informed of the status of its efforts to arrange the financing for the Transactions, whether or not contemplated by the Financing Commitment Letters; provided, however, that nothing in this sentence shall require Parent to disclose any information that is subject to the attorney-client or work-product privilege or the disclosure of which would result in the breach of any of Parent’s confidentiality obligations set forth in any of the Financing Commitment Letters (as in effect on the date hereof).
(f) If the Debt Financing contemplated by the Debt Commitment Letter becomes unavailable on the terms and conditions contemplated therein (including any applicable market “flex” provisions), in whole or in part, for any or no reason, and such unavailable portion is necessary to fund the Required Amounts without a corresponding increase in the Equity Financing necessary to fund the Required Amounts, Parent shall (i) promptly notify the Company thereof and (ii) use its reasonable best efforts to arrange for and obtain alternative financing from other sources on terms and conditions that are not materially less favorable to Parent (as determined by Parent in good faith) than those in the Debt Commitment Letter in respect of the Debt Financing which has become unavailable in an amount sufficient to fund the Required Amount (the “Alternative Debt Financing”) to replace such unavailable Debt Financing and to obtain a new financing commitment letter with respect to such Alternative Debt Financing (the “Alternative Debt Commitment Letter”); provided that any such Alternative Debt Financing shall not, without the prior written consent of the Company, (1) expand upon the conditions precedent to the Debt Financing as set forth in the Debt Commitment Letter in any respect that would make such conditions materially less likely to be satisfied by the Closing Date or (2) be reasonably expected to prevent, materially impede or materially delay the consummation of the Transactions. For the avoidance of doubt, obtaining the Financing is not a condition to Closing and the failure to obtain the Financing or arrange for any such Alternative Debt Financing does not relieve Parent or Merger Subsidiary of any of its obligations to consummate the Transactions irrespective and independently of the availability of the Financing or any alternative financing (subject to fulfillment or waiver of the conditions set forth in Section 9.1 and Section 9.2). In the event any Alternative Debt Commitment Letter is obtained, (x) any reference in this Agreement to the “Debt Financing” shall include the debt financing contemplated by such Alternative Debt Commitment Letter and (y) any reference in this Agreement to the “Financing Commitment Letters” or the “Debt Commitment Letter” shall be deemed to include the Debt Commitment Letter to the extent not superseded by an Alternative Debt Commitment Letter at the time in question and any Alternative Debt Commitment Letters to the extent then in effect.
Section 8.3 Proxy Statement. As soon as reasonably practicable following the date hereof (but in no event later than twenty-five (25) days after the date hereof), the Company shall prepare and file with the SEC the preliminary Proxy Statement for use in connection with the solicitation of proxies from the Company’s stockholders for use at the Company Stockholder Meeting. The Company shall cause the Proxy Statement to comply as to form and substance in all material respects with the Applicable Law. The Company shall cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable following the filing thereof with the SEC and confirmation from the SEC or its staff that it will not comment on, or that it has no additional comments on or has completed its review of the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth (10th) day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement. The Company will advise Parent, promptly after it receives notice thereof (whether written or oral), of any receipt of a request by the SEC or its staff for an amendment or supplement to the Proxy Statement, any receipt of or comments from the SEC or its staff thereon and responses thereto or requests by the SEC or its staff for additional information. Company shall not file with the SEC the Proxy Statement or any amendment or supplement thereto and shall not correspond or otherwise communicate in writing with the SEC or its staff with respect to the Proxy Statement without providing Parent a reasonable opportunity to review and comment thereon. The Company (a) shall supply Parent with copies of all correspondence between the Company and any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the Transactions, and (b) after reasonable consultation with Parent (and including comments reasonably proposed by Parent), will use its reasonable best efforts to respond as promptly as practicable to any comments made by the SEC with respect to the Proxy Statement. The Proxy Statement shall comply as to form in all material respects with the requirements of the 1934 Act. If prior to the Company Stockholder Meeting any event occurs with respect to Company or any Subsidiary of Company, or any change occurs with respect to information supplied by or on behalf of Company or Parent, respectively, for inclusion in the Proxy Statement or any information relating to

Company, Parent or any of their Representatives shall be discovered by Company, Parent or Merger Subsidiary, that, in each case, is required to be described in an amendment of, or a supplement to, the Proxy Statement, Company or Parent, as applicable, shall promptly notify the other of such event, and Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as required by Applicable Law, in disseminating the information contained in such amendment or supplement to Company’s stockholders.
Section 8.4 Public Announcements. Parent and the Company shall consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or holding any press conference or conference call with investors or analysts with respect to this Agreement or the Transactions and, except in respect of any public statement or press release as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (on which, in ease case, the other party will be provided the opportunity to review and comment), shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call without the consent of the other party; provided that (a) this Section 8.4 shall not restrict any Company communication made in connection with any Acquisition Proposal or Intervening Event and (b) the restrictions in this Section 8.4 shall not apply to communications that are disclosures or communications by Parent or its Affiliates (i) to existing or prospective general or limited partners, equityholders, members, managers or investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, (ii) in connection with any dispute between the parties hereto regarding this Agreement or the Transactions, (iii) in connection with the Debt Financing, or (iv) made by the Company or Parent or their respective Affiliates in response to questions by the press, analysts, investors or those participating in investor calls or industry conferences so long as such statements are consistent with information previously disclosed in previous press releases, public disclosures or public statements made by the Company or Parent in compliance with this Section 8.4.
Section 8.5 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.6 Notices of Certain Events. To the extent reasonably practicable and permitted by Applicable Law, each of the Company and Parent shall promptly notify the other of:
(a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; and
(b) subject to Section 8.1, any notice or other communication from any Governmental Authority in connection with the Transactions.
Section 8.7 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required to cause the Transactions, and any disposition of Company Stock (including derivative securities with respect to Company Stock) in connection with the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Section 8.8 Transaction Litigation. The Company shall notify Parent in writing promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company or its directors or officers relating to the Transactions (“Transaction Litigation”) and shall keep Parent reasonably informed with respect to the status thereof (including by providing copies of all pleadings with respect thereto). The Company shall be entitled to direct and control the defense of any Transaction Litigation; provided, however, that the Company (a) shall consult with, and shall give Parent the right to, participate in the defense, negotiation or settlement of any Transaction Litigation (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), (b) shall give reasonable and good faith consideration to Parent’s advice with respect to such Transaction Litigation, and (c) shall not compromise or settle, or agree to compromise or settle, any Transaction Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). For the avoidance of doubt, any action, litigation or other proceedings related to Dissenting Shares will be governed by Section 2.4.
Section 8.9 Takeover Laws. Each of Parent, Merger Subsidiary and the Company shall, and shall cause the members of their respective Boards of Directors to, use their respective reasonable best efforts to ensure that no Takeover Law is or becomes applicable to any of the Transactions. If any Takeover Law becomes, or may purport to be, applicable to the Transactions, each of Parent, Merger Subsidiary and the Company shall and shall cause the members of their respective Boards of Directors to, use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.
Section 8.10 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Company Stock from NASDAQ and the deregistration of the Company Stock under the 1934 Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Section 8.11 Merger Subsidiary. Subject to the terms and conditions of this Agreement, Parent will take all actions necessary to (a) cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Merger Subsidiary shall not conduct any business or make any investments or incur or guarantee any indebtedness other than as specifically contemplated by this Agreement.
Section 8.12 Tax Matters. On or prior to the Closing Date, the Company shall deliver to Parent and Merger Subsidiary a certification from the Company pursuant to Treasury Regulations Section 1.1445-2(c) dated no more than thirty (30) days prior to the Closing Date and signed by a responsible corporate officer of the Company, together with a signed notice as contemplated by Treasury Regulation Section 1.897-2(h), in each case, in the form mutually agreed to between the Company and Parent, which Parent shall be entitled to file with the Internal Revenue Service after the Closing.
ARTICLE 9
Conditions to the Merger
Section 9.1 Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to Applicable Law) of the following conditions:
(a) the Company Stockholder Approval shall have been obtained in accordance with the DGCL;
(b) no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any injunction, judgement, action or order (whether temporary, preliminary or permanent) or Applicable Law that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Merger or the other Transactions that shall still be in effect; and
(c) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated and no timing agreements prohibiting the consummation of the Merger shall be in effect.
Section 9.2 Conditions to the Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to Applicable Law) of the following further conditions:
(a) the Company shall have performed and complied with in all material respects all of its covenants and obligations hereunder required to be performed and complied with by it at or prior to the Effective Time;
(b) (i) each of the representations and warranties of the Company contained in Section 4.5(a), Section 4.5(b) and Section 4.5(c) shall be true and correct in all respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except where the failure to be so true and correct in all respects would not reasonably be expected to result in any cost, expense, liability or other loss to the Company (or the Surviving Corporation) or Parent, individually or in the aggregate, in excess of $1,000,000), (ii) each of the representations and warranties of the Company contained in Section 4.1(a), Section 4.2, Section 4.5(d), Section 4.20 and Section 4.21 (disregarding, and without giving effect to, all materiality and Material Adverse Effect or similar qualifications contained therein) shall be true and correct in all material respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (iii) each of the other the representations and warranties of the Company contained in this Agreement (disregarding, and without giving effect to, all materiality and Material Adverse Effect or similar qualifications contained therein) shall be true at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with only such exceptions to such other representations and warranties as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;
(c) Since the date of this Agreement, there shall have been no fact, change, event, circumstance, occurrence or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company; and
(d) Parent shall have received a certificate signed by a duly authorized executive officer of the Company, certifying that the foregoing conditions set forth in Section 9.2(a), Section 9.2(b), and Section 9.2(c) have been satisfied.
Section 9.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to Applicable Law) of the following further conditions:
(a) each of Parent and Merger Subsidiary shall have performed and complied with in all material respects all of its covenants and obligations hereunder required to be performed and complied with by it at or prior to the Effective Time;
(b) (i) each of the representations and warranties of Parent contained in Section 5.1, Section 5.2, and Section 5.6 shall be true and correct in all material respects at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (ii) each of the other representations and warranties of Parent contained in this Agreement (disregarding, and without giving effect to, all materiality and Parent Material Adverse Effect or similar qualifications contained therein) shall be true at and as of the Closing as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with only such exceptions to such other representations and warranties as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and
(c) the Company shall have received a certificate signed by a duly authorized executive officer of Parent, certifying that the foregoing conditions set forth in Section 9.3(a) and Section 9.3(b) have been satisfied.
ARTICLE 10
Termination
Section 10.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval) only as follows:
(a) by mutual written agreement of the Company and Parent;
(b) by either the Company or Parent, if:
(i) the Merger has not been consummated on or before December 31, 2021 (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any party hereto if the failure of the Merger to be consummated by such time was primarily caused by the failure of such party to perform any of its obligations under this Agreement;

(ii) (A) any injunction, judgement, action or order by a court of competent jurisdiction permanently shall be in effect that restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger and has become final and non-appealable, or (B) any other Applicable Law has been enacted, entered, enforced or deemed applicable to the Merger that restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Merger; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to a party hereto if the enactment, issuance, promulgation, enforcement or entry of any such injunction, judgement, action or order, or such injunction, judgement, action or order becoming final and non-appealable, was primarily caused by the failure of such party to perform any of its obligations under this Agreement; or
(iii) at the Company Stockholder Meeting (including any adjournment or postponement thereof), the Company Stockholder Approval shall not have been obtained; provided, that the right to terminate this Agreement pursuant to this Section 10.1(b)(iii) shall not be available to a party hereto if the failure to obtain the Company Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) was primarily caused by the failure of such party to perform any of its obligations under this Agreement;
(c) by Parent, if an Adverse Recommendation Change shall have occurred;
(d) by the Company, at any time prior to obtaining the Company Stockholder Approval, if the Company, subject to complying with the terms of this Agreement (including Section 6.3), enters into a definitive Alternative Acquisition Agreement concerning a Superior Proposal and concurrently with and as a condition to such termination, the Company pays the Termination Fee payable pursuant to Section 11.4;
(e) by Parent if (i) there shall have been a breach of or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement or (ii) any representation or warranty of the Company set forth in ARTICLE 4 of this Agreement has become inaccurate or been breached, that would, in the case of both clauses (i) or (ii), (A) result in the conditions set forth in Section 9.2(a) or Section 9.2(b) not being satisfied, and (B) such breach, failure to perform or inaccuracy is not curable within thirty (30) days or, if curable, is not cured by the End Date; provided, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to Parent if Parent is then in breach of any covenant, agreement, representation or warranty contained in this Agreement which breach would result in a failure of a condition set forth in Section 9.1 or Section 9.3;
(f) by the Company if (i) there shall have been a breach of or failure to perform any covenant or agreement on the part of Merger Subsidiary or Parent set forth in this Agreement or (ii) any representation or warranty of Merger Subsidiary and Parent set forth in ARTICLE 5 of this Agreement has become inaccurate or been breached, that would, in the case of both clauses (i) or (ii), (A) result in the conditions set forth in Section 9.3(a) or Section 9.3(b) not being satisfied, and (B) such breach or failure to perform or inaccuracy is not curable within thirty (30) days, or, if curable, is not cured by the End Date; provided, that the right to terminate this Agreement pursuant to this Section 10.1(f) shall not be available to the Company if the Company is then in breach of any covenant, agreement, representation or warranty contained in this Agreement which breach would result in a failure of a condition set forth in Section 9.1 or Section 9.2; or
(g) by the Company if (i) all of the conditions to the Closing set forth in Section 9.1 and Section 9.2 were satisfied or waived as of the date the Closing should otherwise have been consummated pursuant to the terms of this Agreement (other than those conditions that by their nature are to be satisfied at the Closing, each of which would have been satisfied if a Closing had occurred at such time), (ii) the Company has irrevocably confirmed to Parent in writing that (A) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (B) the Company is ready and able to, and will, consummate the Closing on any date within three Business Days after delivery of such confirmation, and (iii) Parent fails to complete the Closing within such three Business Day period, provided, that such conditions in Section 9.1 and Section 9.2 remain satisfied and such confirmation remains in full force and effect at the close of business on such third Business Day.
The party desiring to terminate this Agreement pursuant to this Section 10.1 (other than pursuant to Section 10.1(a)) shall give written notice of such termination to the other parties hereto.

Section 10.2 Effect of Termination. If this Agreement is validly terminated pursuant to Section 10.1, this Agreement shall become void and of no effect and the Transactions shall be abandoned without liability of any party (or any stockholder or Representative of such party) to any other party hereto; provided that:
(a) This Section 10.2 and Section 8.2(a), Section 8.4, and ARTICLE 11 (other than Section 11.12) (and the corresponding definitions of any defined terms used in each of those sections) shall survive any termination hereof pursuant to Section 10.1. For the avoidance of doubt, (i) no termination of this Agreement shall relieve the Company of its obligation to pay the Termination Fee if, as, and when required by Section 11.4(b) and (ii) no termination of this Agreement shall relieve Parent of its obligation to pay the Reverse Termination Fee if, as, and when required by Section 11.4(d).
(b) Subject to Section 11.4, neither the Company nor Parent shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include to the extent proven the benefit of the bargain lost by a party’s stockholders (taking into consideration relevant matters, including other combination opportunities and the time value of money)) arising out of its fraud or Willful Breach. For purposes of this Agreement, “Willful Breach” means any breach of this Agreement that is the consequence of an intentional action or intentional omission by any party if such party actually knew that the taking of such action or the failure to take such action would be a breach of this Agreement. For the avoidance of doubt, in the event of termination of this Agreement, the Debt Financing Sources will have no liability to the Company, any of its Affiliates or any of its or their direct or indirect equityholders hereunder or otherwise relating to or arising out of the Merger or any Debt Financing.
ARTICLE 11
Miscellaneous
Section 11.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given (a) upon actual receipt if delivered personally, (b) three (3) Business Days after deposit in the mail, if sent by registered or certified mail, (c) on the date sent by facsimile transmission or electronic mail (“e-mail”) transmission, so long as no error message is received by the sender on transmission, or (d) on the next Business Day after deposit with an overnight courier. Such communications, to be valid, must be addressed as follows:
if to the Company, to:

Select Interior Concepts, Inc.
400 Galleria Parkway
Suite 1760
Atlanta, GA 30339
Attention:	L.W. Varner, Jr.
Shawn K. Baldwin
Email:	bvarner@sicinc.com
sbaldwin@sicinc.com

with a copy (which shall not constitute notice) to:

Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
Attention:	W. Scott Ortwein
Justin R. Howard
Kyle G. Healy
Facsimile No.:	404-253-8376
E-mail:	scott.ortwein@alston.com
justin.howard@alston.com
kyle.healy@alston.com

if to the Parent or Merger Subsidiary, to:

Astro Stone Intermediate Holding, LLC
c/o Sun Capital Partners, Inc.
5200 Town Center Circle, 4th Floor
Boca Raton, FL 33486
Attention:	C. Deryl Couch
Jeremy Stone
Mathew Joblove
Email:	dcouch@suncappart.com
jstone@sunccappart.com
mjoblove@suncappart.com

with a copy to:

Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, IL 60654
Attention:	Douglas C. Gessner, P.C.
Jeremy S. Liss, P.C.
Matthew S. Arenson, P.C.
Jeffrey P. Swatzell
Facsimile No.:	(312) 862-2200
Email:	dgessner@kirkland.com
jliss@kirkland.com
marenson@kirkland.com
jeffrey.swatzell@kirkland.com

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Jonathan Davis, P.C.
Facsimile No.:	(212) 446-4900
Email:	jonathan.davis@kirkland.com
or to such other address or facsimile number as such party may hereafter specify in writing for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 11.2 No Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for any covenants and agreements that are to be performed in whole or in part, after the Effective Time shall survive the Effective Time.
Section 11.3 Amendments and Waivers.
(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that, after the Company Stockholder Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under the DGCL without such approval of the stockholders of the Company having first been obtained; provided, further that Section 10.02, this Section 11.3, Section 11.4, Section 11.5, Section 11.6, Section 11.7, Section 11.8, Section 11.12(b) and Section 11.13 (and any provisions of this Agreement or any related definitions used in such sections, to the extent any amendment, modification waiver or termination of such provision or definition would modify the substance of such sections) may not be amended, waived or otherwise modified in any manner that is adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.4 Expenses and Termination Fee.
(a) General. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b) Termination Fee.
(i) If this Agreement is terminated by Parent pursuant to Section 10.1(c), then the Company shall pay to Parent the Termination Fee, by wire transfer of immediately available funds to an account designated in writing by Parent, within two (2) Business Days after such termination.
(ii) If this Agreement is terminated by the Company pursuant to Section 10.1(d), then the Company shall pay to Parent the Termination Fee, by wire transfer of immediately available funds to an account designated in writing by Parent, concurrently with and as a condition to such termination.
(iii) If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(i), Section 10.1(b)(iii) or Section 10.1(e)(i); provided that in the case of termination by the Company pursuant to Section 10.1(b)(i), the failure of the Merger to be consummated by the End Date did not result from a breach by Parent of any provision of this Agreement for which the Company could have validly terminated this Agreement pursuant to Section 10.1(f), (B) after the date of this Agreement and (x) prior to such termination in the case of a termination pursuant to Section 10.1(b)(i) or Section 10.1(e)(i) or (y) prior to the Company Stockholder Meeting in the case of a termination pursuant to Section 10.1(b)(iii), an Acquisition Proposal shall have been publicly announced or otherwise been communicated to the Board of Directors of the Company or its stockholders and, in either case, not withdrawn, and (C) within twelve (12) months following the date of such termination, the Company or any of its Subsidiaries enters into a definitive agreement providing for, or consummates, an Acquisition Proposal (provided that for purposes of this clause (C), each reference to “20%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”), then immediately prior to or currently with the entry into such definitive agreement, the Company shall pay to Parent by wire transfer of immediately available funds to an account designated in writing by Parent, the Termination Fee.
(iv) Parent shall have the right to assign the right to receive the Termination Fee to one or more Person(s) in its sole discretion; provided, that, for the avoidance of doubt, any such assignment shall not in any manner whatsoever affect the parties’ agreements set forth in this Section 11.4.
(v) “Termination Fee” shall mean $15,423,750.
(vi) The parties agree and acknowledge that in no event shall the Company be required to pay the Termination Fee on more than one occasion.
(c) Parent Expenses.
(i) In the event this Agreement is terminated by either Parent or the Company pursuant to Section 10.1(b)(iii), then the Company shall pay Parent the documented out-of-pocket costs and expenses, including all fees and expenses incurred in connection with the Debt Financing and the fees and expenses of counsel, accountants, investment bankers, experts and consultants, incurred by Parent and Merger Subsidiary in connection with this Agreement and the Transactions in an amount not to exceed $2,056,500 (the “Parent Expenses” ); provided that any payment of the Parent Expenses shall not affect Parent’s right to receive any Termination Fee otherwise due under Section 11.4(b), but shall reduce, on a dollar for dollar basis, any Termination Fee that becomes due and payable under Section 11.4(b). Any Parent Expenses required to be paid by the Company under this Section 11.4(c) shall be made by wire transfer of immediately available funds promptly, but in no event later than two (2) Business Days after the Company’s receipt of documentation supporting such Parent Expenses.
(d) Reverse Termination Fee.
(i) If this Agreement is terminated by the Company pursuant to Section 10.1(g), then Parent shall pay to the Company the Termination Fee, by wire transfer of immediately available funds to an account designated in writing by the Company, within two (2) Business Days after such termination.
(ii) “Reverse Termination Fee” shall mean $30,847,500.
(iii) The parties agree and acknowledge that in no event shall Parent be required to pay the Reverse Termination Fee on more than one occasion.
(e) Each party acknowledges that the agreements contained in this Section 11.4 are an integral part of the Transactions and that, without these agreements, the other parties would not enter into this Agreement. Accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 11.4, it shall also pay any documented out-of-pocket costs and expenses incurred by Parent in connection with a legal action to enforce this Agreement that results in a judgment against the Company for such amount, together with interest on the amount of any unpaid fee, cost or expense at the publicly announced prime rate as published by the Eastern Edition of The Wall Street Journal (the “Prime Rate”) from the date such fee, cost or expense was required to be paid to (but excluding) the payment date; provided, that such amount shall not exceed collectively $1,000,000 (collectively, “Parent Enforcement Expenses”). If the Company commences a legal action against Parent or Merger Subsidiary as contemplated by Section 11.4(f) that results in a judgment for monetary damages against Parent or Merger Subsidiary, Parent shall also pay any documented out-of-pocket costs and expenses incurred by the Company in connection with such action, together with interest on the amount of such judgment at the Prime Rate from the date of termination of this Agreement to (but excluding) the payment date; provided, that such amount shall not exceed collectively $1,000,000 (collectively, “Company Enforcement Expenses”).
(f) Notwithstanding anything to the contrary in this Agreement, in the event that Parent and Merger Subsidiary fail to effect the Closing or otherwise breach this Agreement or fail to perform hereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for an order of specific performance prior to the termination of this Agreement as permitted by Section 11.12, (i) the Company’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) Parent, Merger Subsidiary, the Sponsor and the Debt Financing Sources, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of Parent, Merger Subsidiary or the Sponsor or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Parent Group”) in respect of this Agreement, any agreement executed in connection herewith, including the Equity Commitment Letter, and the transactions contemplated hereby and thereby shall be (I) to terminate this Agreement in accordance with ARTICLE 10 and collect, if due, the Reverse Termination Fee pursuant to Section 11.4(d) (including any Company Enforcement Expenses) from Parent and (II) following the termination of this Agreement by either party, the Company’s right to seek monetary damages (including any Company Enforcement Expenses) from Parent (and to cause the Sponsor to fund such monetary damages pursuant to the Equity Commitment Letter) in the event of Parent’s or Merger Subsidiary’s Willful Breach prior to the termination of this Agreement; provided that under no circumstances will the collective monetary damages payable by Parent, Merger Subsidiary or any other member of the Parent Group for breaches (including any Willful Breach) under this Agreement, the Equity Commitment Letter, any other agreement executed in connection herewith or relating to the transactions contemplated hereby and thereby (including the payment of the Reverse Termination Fee pursuant to this Agreement) exceed an amount equal to $30,847,500 plus Company Enforcement Expenses (if any) and (ii) upon payment of such amounts, no member of the Parent Group shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith, the Equity Commitment Letter, or the transactions contemplated hereby or thereby; provided, that in no event will the Company be entitled to (1) payment of both monetary damages and the Reverse Termination Fee or (2) both (x) payment of any monetary damages and/or the Reverse Termination Fee and (y) a grant of specific performance of this Agreement or any other equitable remedy against Parent or Merger Subsidiary that results in the Closing.
(g) Notwithstanding anything to the contrary in this Agreement, in the event that the Company fails to effect the Closing as and when required pursuant to Section 2.1(b) or otherwise breaches this Agreement or fails to perform hereunder (whether willfully, intentionally, unintentionally or otherwise), then, except for an order of specific performance prior to the termination of this Agreement as permitted by Section 11.12, (i) Parent’s and Merger Subsidiary’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against (A) the Company and its Subsidiaries, (B) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of the Company or its Subsidiaries or (C) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (collectively, the “Company Group”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby shall be (I) to terminate this Agreement in accordance with this ARTICLE 10 and collect, if due, the Termination Fee pursuant to Section 11.4(b) (including any Parent Enforcement Expenses) from the Company, and (II) following the termination of this Agreement by either party, Parent’s right to seek monetary damages (including any Parent Enforcement Expenses) from the Company in the event of the Company’s Willful Breach prior to the termination of this Agreement; provided that under no circumstances will the collective monetary damages, including any Parent Expenses, payable by the Company or any other member of the Company Group for breaches (including any Willful Breach) under this Agreement, any other agreement executed in connection herewith or the transactions contemplated hereby and thereby (including the payment of the Termination Fee pursuant to this Agreement) exceed an amount equal to $15,423,750 plus Parent Enforcement Expenses (if any) and (ii) upon payment of such amounts, no member of the Company Group shall have any further liability or obligation relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby or thereby; provided, that in no event will Parent and Merger Subsidiary be entitled to (1) payment of both monetary damages and the Termination Fee, or (2) both (x) payment of any monetary damages and/or the Termination Fee and (y) a grant of specific performance of this Agreement or any other equitable remedy against the Company that results in the Closing.
(h) Each party hereto acknowledges that the Termination Fee and Reverse Termination Fee are not a penalty, but rather are liquidated damages in a reasonable amount that will compensate the applicable party in the circumstances in which the Termination Fee or Reverse Termination Fee, as applicable, is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision.
Section 11.5 Binding Effect; Benefit; Assignment.
(a) Except as set forth in Section 7.3 and Section 10.2(b), the parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other parties hereto in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (i) as set forth in or contemplated by Section 7.3, (ii) from and after the Effective Time, the rights of the holders of shares of Company Stock, Company RSUs, Company PSUs or Company Restricted Stock to receive the Merger Consideration set forth in ARTICLE 2 and (iii) Section 10.02, Section 11.3, Section 11.4, Section 11.5, Section 11.6, Section 11.7, Section 11.8, Section 11.12(b) and Section 11.13 may be enforced by the Debt Financing Sources, who are intended third-party beneficiaries thereof along with their successors and assigns, and may not be amended, modified, waived or terminated in a manner that would adversely affect the rights of the Debt Financing Sources under the Debt Commitment Letter in their capacity as such without the prior written consent of such Debt Financing Sources.

(b) No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of their Affiliates at any time, (ii) after the Effective Time, to any Person or (iii) any Debt Financing Source for purposes of creating a security interest herein or otherwise assign as collateral; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary.
(c) Notwithstanding anything in this Agreement to the contrary, each of the parties hereto agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement (including any such action, cause of action or claim against the Debt Financing Sources arising out of or relating in any way to the Financing Commitment Letters or the performance thereof) in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof).
Section 11.6 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Transactions, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
Section 11.7 Jurisdiction. All actions and proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the Transactions shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding; provided, that each party hereto agrees and consents in connection with any action or other proceeding to which the Debt Financing Sources or any potential Debt Financing Sources in accordance with the terms of the Debt Commitment Letter are a party to be subject to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan in the City of New York, and, in each case, any appellate court thereof, and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in any such action. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
Section 11.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE FINANCING COMMITMENT LETTERS, THE FINANCING OR THE TRANSACTIONS.
Section 11.9 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 11.10 Entire Agreement. This Agreement, the Financing Commitment Letters, the Confidentiality Agreement and the other agreements and certificates contemplated by this Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 11.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
Section 11.12 Specific Performance.
(a) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity. Subject to Section 11.12(b), the Company shall be entitled to seek to cause Parent to fully enforce the terms of the Equity Commitment Letter against the parties thereto and to cause the Financing to be funded, including by demanding that Parent and/or Merger Subsidiary institute one or more actions, suits or proceedings against the sources of the Equity Financing to fully enforce such sources’ obligations thereunder and Parent’s and Merger Subsidiary’s rights thereunder. The pursuit of specific enforcement by any party hereto will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time.
(b) Notwithstanding Section 11.12(a) or anything else in this Agreement or in any agreement or certificate contemplated hereby to the contrary, the Company shall be entitled to seek or obtain specific performance of Parent’s obligations to cause the amounts committed to be funded under the Equity Commitment Letter to be funded or to consummate the Closing, if, and only if: (i) all of the conditions set forth in Section 9.1 and Section 9.2 have been and continue to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which would be satisfied if a Closing would occur at such time) and Parent is required to consummate the Closing at such time pursuant to Section 2.1(b), (ii) the Debt Financing has been funded in accordance with the terms of the Debt Commitment Letter or will be funded at the Closing pursuant to the terms of the Debt Commitment Letter if the Closing were to occur at such time, (iii) the Company has irrevocably confirmed to Parent in writing that (A) all of the conditions to Parent’s obligation to consummate the Closing have been satisfied or waived and (B) the Company is ready and able to, and will, consummate the Closing on any date within three Business Days after delivery of such confirmation and (iv) Parent fail to consummate the Closing within three (3) Business Days following receipt of such written confirmation from the Company. For the avoidance of doubt, in no event shall the Company or any of its Affiliates be entitled to enforce or seek to enforce specifically Parent’s obligations to cause the amounts committed to be funded at Closing under the Equity Commitment Letter to be funded if the Debt Financing has not been funded (or will not be funded at the Closing if the amounts committed to be funded under the Equity Commitment Letter is funded at the Closing). In no event will the Company be entitled to specific performance pursuant to this Section 11.12(b) in addition to an award of money damages or the Reverse Termination Fee. Notwithstanding anything that may be expressed or implied in this Agreement, but without limiting the Company’s rights to seek specific performance of Parent’s obligations pursuant to Section 8.2, in no event shall the Company or any of its

Affiliates be entitled to enforce specifically any of Parent’s and its Affiliates’ respective rights under the Debt Commitment Letter or any other agreements relating to the Debt Financing against the sources thereof; provided, that notwithstanding the foregoing, in no event shall anything in this Agreement limit the rights of Parent under the Debt Commitment Letter.
Section 11.13 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no member of the Company Group and no member of the Parent Group (other than the Sponsor to the extent set forth in the Equity Commitment Letter) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any representations made or alleged to be made in connection herewith. In no event shall the Company or any of its Affiliates or other member of the Company Group, on the one hand, and Parent, Merger Subsidiary or any of their respective Affiliates or other member of the Parent Group on the other hand, and each of the member of the Company Group and member of the Parent Group agrees not to and to use commercially reasonably efforts to cause its respective controlled Affiliates and other member of the Company Group or member of the Parent Group, as applicable, not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any member of the Parent Group or any member of the Company Group, as applicable, not a party to this Agreement (other than to the extent permitted by, and subject to the limitations of, the Equity Commitment Letter).
[The remainder of this page has been intentionally left blank;
the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
SELECT INTERIOR CONCEPTS, INC.

By:	/s/ L.W. Varner, Jr.
Name:	L.W. Varner, Jr.
Title:	Chief Executive Officer
[SIGNATURES CONTINUE ON FOLLOWING PAGE]

ASTRO STONE INTERMEDIATE HOLDING, LLC

By:	/s/ Jeremy Stone
Name:	Jeremy Stone
Title:	Vice President
ASTRO STONE MERGER SUB, INC.

By:	/s/ Jeremy Stone
Name:	Jeremy Stone
Title:	Vice President

ANNEX B
Opinion of RBC Capital Markets, LLC
August 8, 2021
The Board of Directors
Select Interior Concepts, Inc.
400 Galleria Parkway, Suite 1760
Atlanta, Georgia 30339
The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to holders of Class A Common Stock of Select Interior Concepts, Inc., a Delaware corporation (“Select Interior”), other than as specified below, of the Merger Consideration (defined below) to be received pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into among Select Interior, Astro Stone Intermediate Holding, LLC (“Astro Stone”), a Delaware limited liability company and an affiliate of Sun Capital Partners, Inc. (“Sun Capital Partners”), and Astro Stone Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Astro Stone (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Select Interior (the “Merger”) pursuant to which each outstanding share of Class A Common Stock, par value $0.01 per share, of Select Interior (“Select Interior Class A Common Stock”) will be converted into the right to receive $14.50 in cash (the “Merger Consideration”). The terms and conditions of the Merger are set forth more fully in the Merger Agreement.
RBC Capital Markets, LLC (“RBCCM”), as part of our investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBCCM and/or certain of our affiliates may act as a market maker and broker in the publicly traded securities of Select Interior and/or other entities involved in the Merger or their respective affiliates and portfolio companies, as applicable, and receive customary compensation in connection therewith, and may also actively trade or hold securities or financial instruments (including loans and other obligations) of such entities for our or our affiliates’ own account or for the account of customers and, accordingly, RBCCM and our affiliates may hold long or short positions or otherwise effect transactions in such securities or financial instruments.
We are acting as a financial advisor to Select Interior in connection with the Merger and we will receive a fee for our services, of which a portion is payable upon delivery of this opinion and the principal portion is contingent upon consummation of the Merger. In addition, Select Interior has agreed to indemnify us for certain liabilities that may arise out of our engagement and to reimburse us for expenses incurred in connection with our services. As you are aware, RBCCM and certain of our affiliates in the past have provided and in the future may provide investment banking, commercial banking and/or financial advisory services unrelated to the Merger to Select Interior and/or certain of its affiliates, for which services RBCCM and its affiliates have received and may receive compensation, including, during the approximately past two years, having acted as a financial advisor to Select Interior in connection with the sale of Select Interior’s residential design services business. As you also are aware, RBCCM and certain of our affiliates in the past have provided and currently are providing investment banking, commercial banking and/or financial advisory services to Sun Capital Partners and/or certain of its affiliates and portfolio companies and in the future may provide such services to Astro Stone, Sun Capital Partners and/or certain of their respective affiliates and portfolio companies, as applicable, for which services RBCCM and its affiliates have received and may receive compensation, including, during the approximately past two years, having acted or acting as joint lead arranger in connection with, and as a lender under, certain credit facilities of a portfolio company of Sun Capital Partners.
For purposes of rendering our opinion, we have undertaken such review, inquiries and analyses as we deemed necessary or appropriate under the circumstances, including the following:
(i)	we reviewed the financial terms of an execution version, provided to us on August 8, 2021, of the Merger Agreement;

The Board of Directors
Select Interior Concepts, Inc.
August 8, 2021
(ii)
we reviewed certain publicly available financial and other information, and certain historical operating data, relating to Select Interior made available to us from published sources and internal records of Select Interior;

(iii)
we reviewed certain financial projections and other estimates and data relating to Select Interior prepared by the management of Select Interior, which projections and other estimates and data we have been directed by Select Interior to utilize for purposes of our analyses and opinion;

(iv)	we held discussions with members of the senior management of Select Interior with respect to the business, prospects and financial outlook of Select Interior;
(v)	we reviewed the reported prices and trading activity for Select Interior Class A Common Stock;
(vi)	we compared certain financial metrics of Select Interior with those of selected publicly traded companies that we considered generally relevant in evaluating Select Interior;
(vii)	we compared certain financial terms of the Merger with those of selected precedent transactions that we considered generally relevant in evaluating the Merger;
(viii)	we considered the results of a sale process undertaken by Select Interior to solicit indications of interest from third parties in the possible acquisition of Select Interior; and
(ix)	we considered other information and performed other studies and analyses as we deemed appropriate.
In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all information that was reviewed by us, including all financial, legal, tax, accounting, operating and other information provided to or discussed with us by or on behalf of Select Interior (including, without limitation, financial statements and related notes), and upon the assurances of the management and other representatives of Select Interior that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. We have not assumed responsibility for independently verifying and have not independently verified such information. We have assumed that the financial projections and other estimates and data that we have been directed to utilize in our analyses were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Select Interior as to the future financial performance of, and are a reasonable basis upon which to evaluate, Select Interior and the other matters covered thereby. We express no opinion as to any such financial projections or other estimates and data utilized in our analyses or the assumptions upon which they are based.
We have relied upon the assessments of the management of Select Interior as to, among other things, (i) the potential impact on Select Interior of market, competitive, seasonal, cyclical, macroeconomic and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the interior building products and services industry and the geographic regions in which Select Interior operates, (ii) implications for Select Interior of the global COVID-19 pandemic, and (iii) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, suppliers, manufacturers, subcontractors and other commercial relationships of Select Interior. We have assumed that there will be no developments with respect to any of the foregoing that would be meaningful in any respect to our analyses or opinion.
In connection with our opinion, we have not assumed any responsibility to perform, and we have not performed, an independent valuation or appraisal of any of the assets or liabilities (contingent, off-balance sheet, accrued, derivative or otherwise) of or relating to Select Interior or any other entity and we have not been furnished with any such valuations or appraisals. We have not assumed any obligation to conduct, and we have not conducted, any physical inspection of the property or facilities of Select Interior or any other entity. We have not been requested to make, and we have not made, an independent evaluation of, and we express no opinion or view as to, any pending or potential litigation, claims, governmental, regulatory or other proceedings or investigations or possible unasserted claims or other contingent liabilities affecting Select Interior or any other entity. We also have not evaluated the solvency or fair value of Select Interior or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.

The Board of Directors
Select Interior Concepts, Inc.
August 8, 2021
We have assumed that the Merger will be consummated in accordance with the terms of the Merger Agreement and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, permits, waivers and agreements for the Merger, no delay, limitation, restriction or condition will be imposed or occur, including any divestiture or other requirements, that would have an adverse effect on Select Interior or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion. In addition, we have assumed that the final executed Merger Agreement will not differ in any respect meaningful to our analyses or opinion from the execution version that we reviewed.
Our opinion speaks only as of the date hereof, is based on conditions as they exist and information supplied or reviewed as of the date hereof, and is without regard to any market, economic, financial, legal, regulatory or other circumstances or event of any kind or nature which may exist or occur after such date. We have not undertaken and have no obligation to reaffirm, revise or update this opinion or otherwise comment upon events occurring after the date hereof with respect to this opinion. We are not expressing any opinion as to the price or range of prices at which Select Interior Class A Common Stock or any other securities of Select Interior may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger. As you are aware, the credit, financial and stock markets, the industry in which Select Interior operates, and the securities of Select Interior have experienced and may continue to experience volatility and disruptions, including from the COVID-19 pandemic, and we express no opinion or view as to any potential effects of such volatility or disruptions on Select Interior or the Merger.
The advice (written or oral) of RBCCM and our opinion expressed herein are provided for the benefit, information and assistance of the Board of Directors of Select Interior (in its capacity as such) in connection with its evaluation of the Merger. We express no opinion and make no recommendation to any securityholder as to how such securityholder should vote or act with respect to the Merger or any proposal to be voted upon in connection with the Merger or otherwise.
Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration (to the extent expressly specified herein), without regard to individual circumstances of specific holders that may distinguish such holders (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) or the securities of Select Interior held by such holders nor does our opinion address proportionate allocation or relative fairness. Our opinion does not in any way address any other terms, conditions, implications or other aspects of the Merger or the Merger Agreement, including, without limitation, the form or structure of the Merger, any agreement, arrangement or understanding to be entered into in connection with or contemplated by the Merger or otherwise. Our opinion also does not address the underlying business decision of Select Interior to engage in the Merger or the relative merits of the Merger compared to any alternative business strategy or transaction that may be available to Select Interior or which Select Interior might engage in or consider. We do not express any opinion or view with respect to, and we have relied upon the assessments of Select Interior and its representatives regarding, legal, regulatory, tax, accounting and similar matters, including, without limitation, tax or other consequences resulting from the Merger or otherwise or changes in, or the impact of, accounting standards or tax or other laws, regulations and governmental and legislative policies affecting Select Interior or the Merger, as to which we understand that Select Interior has obtained such advice as it deemed necessary from qualified professionals. Further, in rendering our opinion, we do not express any view on, and our opinion does not address, the fairness of the amount or nature of the compensation (if any) or other consideration to any officers, directors or employees of any party, or class of such persons, relative to the Merger Consideration or otherwise.
The issuance of our opinion has been approved by RBCCM’s Fairness Opinion Committee.

The Board of Directors
Select Interior Concepts, Inc.
August 8, 2021
Based on our experience as investment bankers and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Merger Consideration to be received pursuant to the Merger Agreement by holders of Select Interior Class A Common Stock (other than, as applicable, Astro Stone, Sun Capital Partners, Merger Sub and their respective affiliates) is fair, from a financial point of view, to such holders.
Very truly yours,

RBC CAPITAL MARKETS, LLC

ANNEX C

August 8, 2021
Select Interior Concepts, Inc.
400 Galleria Parkway, Suite 1760
Atlanta, Georgia, 30339
Attention: Board of Directors
Members of the Board of Directors:
We understand that Select Interior Concepts, Inc. (the “Company”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) among the Company, Astro Stone Intermediate Holding, LLC (“Parent”), Astro Stone Merger Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Transaction”). In addition, we understand that in connection with the Transaction (a) each issued and outstanding share of Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”) not beneficially owned by Parent, Merger Sub or any of their respective affiliates, will be exchanged into the right to receive $14.50 in cash, without interest (the “Consideration”); and (b) the Company will become a wholly-owned subsidiary of Parent. The holders of Common Stock, other than Parent, Merger Sub and their respective affiliates are referred to herein as the “Unaffiliated Stockholders.”
You have requested that Truist Securities, Inc. render its opinion (this “Opinion”) to the Board of Directors of the Company (in its capacity as such) with respect to the fairness, from a financial point of view, to the Unaffiliated Stockholders of the Consideration to be received by the Unaffiliated Stockholders in exchange for their shares of Common Stock in the Transaction pursuant to the Agreement.
In connection with this Opinion, we have conducted such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed a draft, dated August 8, 2021 of the Agreement; certain publicly available business and financial information relating to the Company; certain other information relating to the historical, current and future business, financial condition, results of operations and prospects of the Company made available to us by the Company, including financial projections (and adjustments thereto) (the “Projections”) prepared by the management of the Company relating to the Company for the years ending December 31, 2021 through December 31, 2025; the financial and operating performance of the Company as compared to that of other companies with publicly traded equity securities that we deemed relevant; and the publicly available financial terms of certain transactions that we deemed relevant. We also have had discussions with certain members of the senior management of the Company and with certain of the Company’s representatives and advisors regarding the business, financial condition, results of operations, and prospects of the Company and the Transaction and have undertaken such other studies, analyses and investigations as we deemed appropriate.
We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. Our role in reviewing such data, material and other information was limited solely to performing such review as we deemed necessary and appropriate to support this Opinion and such review was not conducted on behalf of the Company or any other person. In addition, management of the Company has advised us, and we have assumed, that the Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial results and condition of the Company, and we express no opinion with respect to such Projections or the assumptions on which they are based. We have further relied upon and assumed, without independent verification that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us except for such changes as would not be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information discussed with or reviewed by us incomplete or misleading.

Select Interior Concepts, Inc.
Attention: Board of Directors
August 8, 2021
We have also relied upon and assumed without independent verification that (a) the representations and warranties of all parties to the Agreement are true and correct; (b) each party to the Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party under the Agreement; (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof; and (d) the Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any term, condition or agreement therein and that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the expected benefits of the Transaction. In addition, we have also assumed that the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analysis and this Opinion.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject. In addition, we have not undertaken any independent analysis of the future performance and financial condition of the Company following the consummation of the Transaction.
This Opinion is necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have no obligation to update, revise, reaffirm or withdraw this Opinion or otherwise comment upon events occurring or information that becomes available after the date hereof.
This Opinion only addresses the fairness, from a financial point of view, to the Unaffiliated Stockholders of the Consideration to be received by the Unaffiliated Stockholders in exchange for their shares of Common Stock in the Transaction pursuant to the Agreement and does not address any other aspect or implication of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Company, its security holders or any other party to proceed with or effect the Transaction; (ii) the form, structure or any other portion or aspect of, the Transaction or otherwise; (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last paragraph of this Opinion; (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or any other party or the effect of any other transaction in which the Company or any other party might engage; (v) the fairness of any portion or aspect of the Transaction to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents); (vi) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Transaction; (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; (viii) any tax matters relating to the Transaction, including the tax structure and tax consequences of the Transaction or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Consideration or otherwise. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations

Select Interior Concepts, Inc.
Attention: Board of Directors
August 8, 2021
have been or will be obtained from appropriate professional sources. Furthermore, we have relied, with your consent, on the assessments by the Board of Directors of the Company, the Company and their respective advisors as to all legal, regulatory, accounting, insurance and tax matters with respect to the Company and the Transaction.
We have acted as a financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We will receive a fee for our services as financial advisor in connection with the Transaction, a portion of which is payable upon delivery of this Opinion and a portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse all documented out-of-pocket expenses (including legal and other professional fees and expenses), but not to exceed $15,000 (excluding legal fees and expenses and amounts reimbursable under Annex A of the Engagement Letter), and to indemnify us and certain related parties for certain liabilities arising out of our engagement. We and our affiliates may have in the past provided, and may in the future provide investment banking and other financial services to the Company, Parent and certain of their affiliates for which we have received and would expect to receive, compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent, their affiliates and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies. In addition, we and our affiliates (including Truist Bank) may have other financing and business relationships with the Company, Parent and their affiliates.
This Opinion is furnished for the use of the Board of Directors of the Company (in its capacity as such) in connection with their evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion should not be construed as creating any fiduciary duty on the part of Truist Securities, Inc. to any party. This Opinion is not intended to be, and does not constitute, a recommendation to the Board of Directors of the Company, the Company, any security holder of the Company or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise. The issuance of this Opinion has been approved by an internal committee of Truist Securities, Inc. authorized to approve opinions of this nature.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the
Consideration to be received by the Unaffiliated Stockholders in exchange for their shares of Common Stock in the Transaction pursuant to the Agreement is fair from a financial point of view to the Unaffiliated Stockholders.
TRUIST SECURITIES, INC.

ANNEX D
VOTING AGREEMENT
This Voting Agreement (this “Agreement”) is made and entered into as of August 8, 2021 (the “Agreement Date”), by and among Astro Stone Intermediate Holding, LLC, a Delaware limited liability company (“Parent”), Select Interior Concepts, Inc., a Delaware corporation (the “Company”), and the stockholder(s) of the Company listed on Schedule A and the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of Parent, the Company and the Stockholders are sometimes referred to as a “Party.”
RECITALS
A. Concurrently with the execution and delivery of this Agreement, Parent, Astro Stone Merger Sub, Inc., a Delaware corporation, and the Company are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the merger of Merger Subsidiary with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).
B. As of the Agreement Date, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of the number of shares of Class A Common Stock, $0.01 par value per share, of the Company (the “Company Stock”), such shares being all of the shares of Company Stock owned of record or beneficially by such Stockholder as of the Agreement Date (with respect to such Stockholder, the “Owned Shares”, and the Owned Shares together with any additional shares of Company Stock that such Stockholder may acquire record and/or beneficial ownership of after the Agreement Date (including, for the avoidance of doubt, as a result of the settlement or exercise of any Company Equity Awards), such Stockholder’s “Covered Shares”) set forth next to such Stockholder’s name on Schedule A hereto.
C. In connection with Parent’s and Merger Subsidiary’s entry into the Merger Agreement, each Stockholder has agreed to enter into this Agreement with respect to such Stockholder’s Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
1.1. “Expiration Time” shall mean the earlier to occur of (a) the time that the Company Stockholder Approval has been obtained, (b) the Effective Time, (c) such date and time as the Merger Agreement shall be validly terminated pursuant to Article X thereof, and (d) any amendment of any term or provision of the original Merger Agreement, dated as of the Agreement Date, that reduces the Merger Consideration or changes the form of consideration payable to the Stockholders pursuant to Section 2.2(a) of Merger Agreement, without such Stockholder’s prior consent.
1.2. “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other Contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares, or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b).
2. Agreement to Not Transfer the Covered Shares.
2.1. No Transfer of Covered Shares. Until the Expiration Time, each Stockholder agrees not to Transfer, or cause or permit the Transfer, of any of such Stockholder’s Covered Shares, other than with the prior written consent of Parent or in accordance with, and subject to, Section 2.2. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.
2.2. Permitted Transfers. Notwithstanding anything herein to the contrary, any Stockholder may Transfer any such Covered Shares to (a) any other Stockholder or any Affiliate of any such Stockholder, (b) any family member (including a trust for such family member’s benefit) of such Stockholder or (c) any charitable foundation or organization, in the case of each of the foregoing clauses (a)-(c) if and so long as, prior to and as a condition to effectuating any such Transfer, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the Parties a written consent and joinder memorializing such agreement in form and substance reasonably satisfactory to Parent. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Covered Shares or any certificate or uncertificated interest representing any of such Stockholder’s Covered Shares, except as permitted by, and in accordance with, this Section 2.2.
3. Agreement to Vote the Covered Shares.
3.1. Voting Agreement. Until the Expiration Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (including any adjournment or postponement thereof), and on any action or approval of the Company’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (including via proxy) all of such Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares) (a) in favor of adoption of the Merger Agreement and the Transactions (including the Merger); and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations set forth in Section 9.1 or Section 9.3 under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other Transactions (clauses (a) and (b), the “Covered Proposals”).
3.2. Quorum. Until the Expiration Time, at every meeting of the Company’s stockholders (including any adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
3.3. Return of Proxy. Each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), as promptly as practicable (and in any event within five (5) Business Days) following receipt, any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1 (with Parent to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions).
4. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives all appraisal rights under Section 262 of the DGCL with respect to all of such Stockholder’s Covered Shares owned (beneficially or of record) by such Stockholder, a copy of which is attached hereto as Schedule B, with respect to the Merger and the other Transactions.
5. New Shares. Each Stockholder agrees that any shares of Company Stock that such Stockholder purchases or with respect to which such Stockholder otherwise acquires record or beneficial ownership (including (a) any shares of Company Stock that such Stockholder acquires pursuant to the exercise or settlement of any Company Equity Awards or (b) pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction) after the Agreement Date and prior to the Expiration Time, shall automatically become, and shall be deemed to be, Covered Shares and will thereafter be subject to the terms and conditions of this Agreement to the same extent as if they comprised Covered Shares on the date hereof.
6. Fiduciary Duties; Legal Obligations. Each Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of such Stockholder’s Covered Shares. Subject to compliance with the Merger Agreement, nothing in this Agreement shall in any way prevent, limit or affect any actions taken by any such Stockholder in his capacity as a director or officer of the Company or any of its Affiliates from complying with his or her fiduciary duties or other legal obligations under Applicable Law while acting in such capacity as a director or officer of the Company or any of its Affiliates.
7. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent that:
7.1. Due Authority. The Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If the Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Applicable Laws of its jurisdiction of formation, as applicable and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws affecting creditors’ rights generally and general principles of equity).
7.2. Ownership of the Covered Shares. (a) The Stockholder is, as of the Agreement Date and, with respect to any Covered Shares acquired after the Agreement Date, will be as of the date of such acquisition, the beneficial or record owner of such Stockholder’s Owned Shares, free and clear of any and all Liens, other than those (i) created by this Agreement, (ii) arising under applicable securities laws or (iii) as disclosed on Schedule A hereto, and (b) the Stockholder has sole voting power over all of such Owned Shares and Covered Shares, respectively, beneficially owned by the Stockholder. The Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any shares of Company Stock or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Company Stock or other voting shares of the Company) other than the Owned Shares and the Company Equity Awards held by the stockholder.
7.3. No Conflict; Consents.
a. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (i) conflict with or violate any Applicable Laws, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by the Stockholder pursuant to any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.
b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the 1934 Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby.
7.4. Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder that would reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
8. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder that:
8.1. Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the Applicable Laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws affecting creditors’ rights generally and general principles of equity).
8.2. No Conflict; Consents.
a. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (i) conflict with or violate any Applicable Law, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which Parent is a party or by which Parent is subject.
b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the 1934 Act, filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.
8.3. Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
9. Miscellaneous.
9.1. Other Agreements. Each Stockholder further agrees that, from and after the date hereof until the Expiration Time, such Stockholder will not, and will not permit any entity under such Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the 1934 Act) in opposition to any Covered Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal, (c) become a member of a “group” (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal, or (d) take any action that the Company is prohibited from taking pursuant to Section 6.2, Section 6.3 or Section 8.4 of the Merger Agreement, except, in the case of this clause (d), to the extent expressly permitted under Section 6 of this Agreement.
9.2. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder.
9.3. Certain Adjustments. In the event of any change in the Company Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Stock” and “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9.4. Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties.
9.5. Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.

9.6. Notices. All notices, requests and other communications to any Party hereunder shall be in writing and shall be given (a) upon actual receipt if delivered personally, (b) three (3) Business Days after deposit in the mail, if sent by registered or certified mail, (c) on the date sent by facsimile transmission or electronic mail (“e-mail”) transmission, so long as no error message is received by the sender on transmission, or (d) on the next Business Day after deposit with an overnight courier. Such communications, to be valid, must be addressed as follows:
a.	if to the Stockholder, to the address for notice set forth on Schedule A hereto.

b.	if to Parent, to:
c/o Sun Capital Partners, Inc.
5200 Town Center Circle, 4th Floor
Boca Raton, FL 33486
	Attention:	C. Deryl Couch
Jeremy Stone
Mathew Joblove
	E-mail:	dcouch@suncappart.com
jstone@sunccappart.com
mjoblove@suncappart.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, Illinois 60654
	Attention:	Douglas C. Gessner, P.C.
Jeremy S. Liss, P.C.
Matthew S. Arenson, P.C.
Jeffrey P. Swatzell
	Facsimile No.:	(312) 862-2200
	E-mail:	dgessner@kirkland.com
jliss@kirkland.com
marenson@kirkland.com
jeffrey.swatzell@kirkland.com

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
	Attention:	Jonathan Davis, P.C.
	Facsimile No.:	(212) 446-4900
	E-mail:	jonathan.davis@kirkland.com

c.	if to Company, to:

Select Interior Concepts, Inc.
400 Galleria Parkway
Suite 1760
Atlanta, GA 30339
	Attention:	L.W. Varner, JR.
Shawn K. Baldwin
	Email:	bvarner@sicinc.com
sbaldwin@sicinc.com

with a copy to (which shall not constitute notice):

Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
	Attention:	W. Scott Ortwein
Kyle G. Healy
	Facsimile No.:	404-253-8376
	Email:	scott.ortwein@alston.com
kyle.healy@alston.com
or to such other address or facsimile number as such Party may hereafter specify in writing for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
9.7. Venue; Waiver of Jury Trial.
a. All actions and proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the Parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the Parties. The Parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
b. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.
9.8. Documentation and Information. Each Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement, the Merger and the other Transactions.

9.9. Further Assurances. Each Stockholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
9.10. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.
9.11. Enforcement. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity.
9.12. Entire Agreement. This Agreement, including the schedules and exhibits hereto, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.
9.13. Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections and Schedules are to Sections and Schedules of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law promulgated under such statute or law. With respect to an action taken or not taken by any Person, “ordinary course” means an action or inaction that is consistent in nature, scope, frequency, timing and magnitude with the ordinary course of business and the past practices of such Person. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive.
9.14. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
9.15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
9.16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Party hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
9.17. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
9.18. Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.17 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time.
9.19. Termination. This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Section 9 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination in accordance with Section 9.11.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SELECT INTERIOR CONCEPTS, INC.

By:	/s/ L.W. Varner, Jr.
Name:	L.W. Varner, Jr.
Title:	Chief Executive Officer
[SIGNATURES CONTINUE ON FOLLOWING PAGES]
[Signature Page to Voting Agreement]

ASTRO STONE INTERMEDIATE HOLDING, LLC

By:	/s/ Jeremy Stone
Name:	Jeremy Stone
Title:	Vice President
[Signature Page to Voting Agreement]

B. RILEY SECURITIES, INC.

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Executive Chairman
[Signature Page to Voting Agreement]

BRC PARTNERS OPPORTUNITY FUND, LP

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	CEO
[Signature Page to Voting Agreement]

Schedule A
Name	Address	Owned Shares*
BRC Partners Opportunity Fund, LP	11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025 Attention: Alan Forman Email: aforman@brileyfin.com	485,543 shares of Class A Common Stock
B. Riley Securities, Inc.	11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025 Attention: Alan Forman Email: aforman@brileyfin.com	2,762,457 shares of Class A Common Stock
Bryant Riley	11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025 Email: rriley@brileyfin.com	29,696 shares of Class A Common Stock
*
If any additional shares of Company Stock are owned by any of the Stockholders as of the Agreement Date, such shares shall be automatically deemed to be “Covered Shares” notwithstanding the contents of this Schedule A.

Exhibit A
General Corporation Law of the State of Delaware, Section 262
Attached.

§ 262. Appraisal rights [For application of this section, see § 17; 82 Del. Laws, c. 45, § 23; and 82 Del. Laws, c. 256, § 24].
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation

ANNEX E
VOTING AGREEMENT
This Voting Agreement (this “Agreement”) is made and entered into as of August 8, 2021 (the “Agreement Date”), by and among Astro Stone Intermediate Holding, LLC, a Delaware limited liability company (“Parent”), Select Interior Concepts, Inc., a Delaware corporation (the “Company”), and the stockholder(s) of the Company listed on Schedule A and the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of Parent, the Company and the Stockholders are sometimes referred to as a “Party.”
RECITALS
A. Concurrently with the execution and delivery of this Agreement, Parent, Astro Stone Merger Sub, Inc., a Delaware corporation, and the Company are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the merger of Merger Subsidiary with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).
B. As of the Agreement Date, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of the number of shares of Class A Common Stock, $0.01 par value per share, of the Company (the “Company Stock”), such shares being all of the shares of Company Stock owned of record or beneficially by such Stockholder as of the Agreement Date (with respect to such Stockholder, the “Owned Shares”, and the Owned Shares together with any additional shares of Company Stock that such Stockholder may acquire record and/or beneficial ownership of after the Agreement Date (including, for the avoidance of doubt, as a result of the settlement or exercise of any Company Equity Awards), such Stockholder’s “Covered Shares”) set forth next to such Stockholder’s name on Schedule A hereto.
C. In connection with Parent’s and Merger Subsidiary’s entry into the Merger Agreement, each Stockholder has agreed to enter into this Agreement with respect to such Stockholder’s Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
1.1. “Expiration Time” shall mean the earlier to occur of (a) the time that the Company Stockholder Approval has been obtained, (b) the Effective Time, (c) such date and time as the Merger Agreement shall be validly terminated pursuant to Article X thereof, and (d) any amendment of any term or provision of the original Merger Agreement, dated as of the Agreement Date, that reduces the Merger Consideration or changes the form of consideration payable to the Stockholders pursuant to Section 2.2(a) of Merger Agreement, without such Stockholder’s prior consent.
1.2. “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other Contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares, or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b).
2. Agreement to Not Transfer the Covered Shares.
2.1. No Transfer of Covered Shares. Until the Expiration Time, each Stockholder agrees not to Transfer, or cause or permit the Transfer, of any of such Stockholder’s Covered Shares, other than with the prior written consent of Parent or in accordance with, and subject to, Section 2.2. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.
2.2. Permitted Transfers. Notwithstanding anything herein to the contrary, any Stockholder may Transfer any such Covered Shares to (a) any other Stockholder or any Affiliate of any such Stockholder, (b) any family member (including a trust for such family member’s benefit) of such Stockholder or (c) any charitable foundation or organization, in the case of each of the foregoing clauses (a)-(c) if and so long as, prior to and as a condition to effectuating any such Transfer, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the Parties a written consent and joinder memorializing such agreement in form and substance reasonably satisfactory to Parent. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Covered Shares or any certificate or uncertificated interest representing any of such Stockholder’s Covered Shares, except as permitted by, and in accordance with, this Section 2.2.
3. Agreement to Vote the Covered Shares.
3.1. Voting Agreement. Until the Expiration Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (including any adjournment or postponement thereof), and on any action or approval of the Company’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (including via proxy) all of such Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares) (a) in favor of adoption of the Merger Agreement and the Transactions (including the Merger); and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations set forth in Section 9.1 or Section 9.3 under the Merger Agreement not being satisfied and (ii) any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger and the other Transactions (clauses (a) and (b), the “Covered Proposals”).
3.2. Quorum. Until the Expiration Time, at every meeting of the Company’s stockholders (including any adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
3.3. Return of Proxy. Each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), as promptly as practicable (and in any event within five (5) Business Days) following receipt, any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1 (with Parent to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions).
4. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives all appraisal rights under Section 262 of the DGCL with respect to all of such Stockholder’s Covered Shares owned (beneficially or of record) by such Stockholder, a copy of which is attached hereto as Schedule B, with respect to the Merger and the other Transactions.
5. New Shares. Each Stockholder agrees that any shares of Company Stock that such Stockholder purchases or with respect to which such Stockholder otherwise acquires record or beneficial ownership (including (a) any shares of Company Stock that such Stockholder acquires pursuant to the exercise or settlement of any Company Equity Awards or (b) pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction) after the Agreement Date and prior to the Expiration Time, shall automatically become, and shall be deemed to be, Covered Shares and will thereafter be subject to the terms and conditions of this Agreement to the same extent as if they comprised Covered Shares on the date hereof.
6. Fiduciary Duties; Legal Obligations. Each Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of such Stockholder’s Covered Shares. Subject to compliance with the Merger Agreement, nothing in this Agreement shall in any way prevent, limit or affect any actions taken by any such Stockholder in his capacity as a director or officer of the Company or any of its Affiliates from complying with his or her fiduciary duties or other legal obligations under Applicable Law while acting in such capacity as a director or officer of the Company or any of its Affiliates.
7. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent that:
7.1. Due Authority. The Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If the Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Applicable Laws of its jurisdiction of formation, as applicable and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws affecting creditors’ rights generally and general principles of equity).
7.2. Ownership of the Covered Shares. (a) The Stockholder is, as of the Agreement Date and, with respect to any Covered Shares acquired after the Agreement Date, will be as of the date of such acquisition, the beneficial or record owner of such Stockholder’s Owned Shares, free and clear of any and all Liens, other than those (i) created by this Agreement, (ii) arising under applicable securities laws or (iii) as disclosed on Schedule A hereto, and (b) the Stockholder has sole voting power over all of such Owned Shares and Covered Shares, respectively, beneficially owned by the Stockholder. The Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the Agreement Date, the Stockholder does not own, beneficially or of record, any shares of Company Stock or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Company Stock or other voting shares of the Company) other than the Owned Shares and the Company Equity Awards held by the stockholder.
7.3. No Conflict; Consents.
a. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement and the compliance by the Stockholder with any provisions hereof does not and will not: (i) conflict with or violate any Applicable Laws, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by the Stockholder pursuant to any Contract or obligation to which the Stockholder is a party or by which the Stockholder is subject.
b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the 1934 Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby.
7.4. Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder that would reasonably be expected to materially impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
8. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder that:
8.1. Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the Applicable Laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Laws affecting creditors’ rights generally and general principles of equity).
8.2. No Conflict; Consents.
a. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (i) conflict with or violate any Applicable Law, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which Parent is a party or by which Parent is subject.
b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the 1934 Act, filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.
8.3. Absence of Litigation. As of the Agreement Date, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
9. Miscellaneous.
9.1. Other Agreements. Each Stockholder further agrees that, from and after the date hereof until the Expiration Time, such Stockholder will not, and will not permit any entity under such Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the 1934 Act) in opposition to any Covered Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal, (c) become a member of a “group” (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal, or (d) take any action that the Company is prohibited from taking pursuant to Section 6.2, Section 6.3 or Section 8.4 of the Merger Agreement, except, in the case of this clause (d), to the extent expressly permitted under Section 6 of this Agreement.
9.2. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder.
9.3. Certain Adjustments. In the event of any change in the Company Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Stock” and “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9.4. Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties.
9.5. Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.

9.6. Notices. All notices, requests and other communications to any Party hereunder shall be in writing and shall be given (a) upon actual receipt if delivered personally, (b) three (3) Business Days after deposit in the mail, if sent by registered or certified mail, (c) on the date sent by facsimile transmission or electronic mail (“e-mail”) transmission, so long as no error message is received by the sender on transmission, or (d) on the next Business Day after deposit with an overnight courier. Such communications, to be valid, must be addressed as follows:
a.	if to the Stockholder, to the address for notice set forth on Schedule A hereto.

b.	if to Parent, to:

c/o Sun Capital Partners, Inc.
5200 Town Center Circle, 4th Floor
Boca Raton, FL 33486
	Attention:	C. Deryl Couch
Jeremy Stone
Mathew Joblove
	E-mail:	dcouch@suncappart.com
jstone@sunccappart.com
mjoblove@suncappart.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, Illinois 60654
	Attention:	Douglas C. Gessner, P.C.
Jeremy S. Liss, P.C.
Matthew S. Arenson, P.C.
Jeffrey P. Swatzell
	Facsimile No.:	(312) 862-2200
	E-mail:	dgessner@kirkland.com
jliss@kirkland.com
marenson@kirkland.com
jeffrey.swatzell@kirkland.com

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
	Attention:	Jonathan Davis, P.C.
	Facsimile No.:	(212) 446-4900
	E-mail:	jonathan.davis@kirkland.com

c.	if to Company, to:

Select Interior Concepts, Inc.
400 Galleria Parkway
Suite 1760
Atlanta, GA 30339
	Attention:	L.W. Varner, JR.
Shawn K. Baldwin
	Email:	bvarner@sicinc.com
sbaldwin@sicinc.com

with a copy to (which shall not constitute notice):

Alston & Bird LLP
One Atlantic Center
1201 West Peachtree Street
Atlanta, GA 30309
	Attention:	W. Scott Ortwein
Kyle G. Healy
	Facsimile No.:	404-253-8376
	E-mail:	scott.ortwein@alston.com
kyle.healy@alston.com
or to such other address or facsimile number as such Party may hereafter specify in writing for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
9.7. Venue; Waiver of Jury Trial.
a. All actions and proceedings (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the transactions contemplated hereby shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware), and the Parties irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the Parties. The Parties agree that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
b. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.
9.8. Documentation and Information. Each Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement, the Merger and the other Transactions.

9.9. Further Assurances. Each Stockholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
9.10.  Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.
9.11. Enforcement. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that any breach of this Agreement would not be adequately compensated by monetary damages, and that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required, in addition to any other remedy to which they are entitled at law or in equity.
9.12. Entire Agreement. This Agreement, including the schedules and exhibits hereto, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.
9.13. Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections and Schedules are to Sections and Schedules of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law promulgated under such statute or law. With respect to an action taken or not taken by any Person, “ordinary course” means an action or inaction that is consistent in nature, scope, frequency, timing and magnitude with the ordinary course of business and the past practices of such Person. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive.
9.14. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
9.15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
9.16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Party hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
9.17. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
9.18. Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.18 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time.
9.19. Termination. This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Section 9 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination in accordance with Section 9.11.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
SELECT INTERIOR CONCEPTS, INC.

By:	/s/ L.W. Varner, Jr.
Name:	L.W. Varner, Jr.
Title:	Chief Executive Officer
[SIGNATURES CONTINUE ON FOLLOWING PAGES]
[Signature Page to Voting Agreement]

ASTRO STONE INTERMEDIATE HOLDING, LLC

By:	/s/ Jeremy Stone
Name:	Jeremy Stone
Title:	Vice President
[Signature Page to Voting Agreement]

GATEWAY SECURITIES HOLDINGS, LLC

By:	/s/ Christopher Brothers
Name:	Christopher Brothers
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

SOLACE CAPITAL PARTNERS, L.P.

By:	/s/ Christopher Brothers
Name:	Christopher Brothers
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

Schedule A
Name	Address	Owned Shares*
Gateway Securities Holdings, LLC	11111 Santa Monica Boulevard, Suite 1275 Los Angeles, CA 90025 Attention: Chris Brothers Xavier Corzo Email: CBrothers@solacecap.com xcorzo@solacecap.com	4,109,497 shares of Class A Common Stock
Solace Capital Partners, L.P.	11111 Santa Monica Boulevard, Suite 1275 Los Angeles, CA 90025 Attention: Chris Brothers Xavier Corzo Email: CBrothers@solacecap.com xcorzo@solacecap.com	3,654 shares of Class A Common Stock
*
If any additional shares of Company Stock are owned by any of the Stockholders as of the Agreement Date, such shares shall be automatically deemed to be “Covered Shares” notwithstanding the contents of this Schedule A.

Exhibit A

General Corporation Law of the State of Delaware, Section 262

Attached.

§ 262. Appraisal rights [For application of this section, see § 17; 82 Del. Laws, c. 45, § 23; and 82 Del. Laws, c. 256, § 24].
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the

Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation

ANNEX F
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1) Provided, however, that, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed.]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the

Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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D59928-TBD

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SELECT INTERIOR CONCEPTS, INC.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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D59929-TBD

SELECT INTERIOR CONCEPTS, INC.
Special Meeting of Stockholders
[TBD], 2021 [TBD] AM, EDT
This proxy is solicited by the Board of Directors

The stockholders hereby appoint L.W. Varner, Jr. and Shawn K. Baldwin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SELECT INTERIOR CONCEPTS, INC. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/SIC2021SM, at [TBD], 2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side